As filed with the Securities and Exchange Commission
                              On December 30, 2010


                                                              File Nos. 33-12988
                                                                       811-05088

                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                   FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                          Pre-Effective Amendment No.


                       Post-Effective Amendment No. 76                X


                                     and/or

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940


                               Amendment No. 78                       X


                        THE ALLIANCEBERNSTEIN PORTFOLIOS
               (Exact Name of Registrant as Specified in Charter)

               1345 Avenue of the Americas, New York, N.Y. 10105
               (Address of Principal Executive Office) (Zip Code)

             (Registrant's Telephone Number, including Area Code):
                                 (800) 221-5672


                                EMILIE D. WRAPP
                             AllianceBernstein L.P.
               1345 Avenue of the Americas, New York, N.Y. 10105
                    (Name and address of Agent for Service)

                          Copies of communications to:
                               Kathleen K. Clarke
                              Seward & Kissel LLP
                               1200 G Street, NW
                                   Suite 350
                              Washington, DC 20005

It is proposed that this filing will become effective (check appropriate box)


      |_|   immediately upon filing pursuant to paragraph (b)
      |X|   on December 31, 2010 pursuant to paragraph (b)
      |_|   60 days after filing pursuant to paragraph (a)(1)
      |_|   on (date) pursuant to paragraph (a)(1)
      |_|   75 days after filing pursuant to paragraph (a)(2)
      |_|   on (date) pursuant to paragraph (a)(2) of Rule 485.


If appropriate, check the following box:

      ___This post-effective amendment designates a new effective date for a previously filed post-effective amendment.


This Post-Effective Amendment No. 76 relates solely to the Class A, Class B, Class C, Class R, Class K, Class I and Advisor Class shares, as applicable, of the AllianceBernstein Wealth Appreciation Strategy, AllianceBernstein Balanced Wealth Strategy, AllianceBernstein Conservative Wealth Strategy, AllianceBernstein Tax-Managed Wealth Appreciation Strategy, AllianceBernstein Tax-Managed Balanced Wealth Strategy and AllianceBernstein Tax-Managed Conservative Wealth Strategy. No information in the Registrant's Registration Statement relating to the Class A, Class B, Class C, Class R, Class K, Class I and Advisor Class shares, as applicable, of the AllianceBernstein Growth Fund is amended or superseded.

WEALTH STRATEGIES -- (A, B, C AND ADVISOR CLASS SHARES)


PROSPECTUS  |  DECEMBER 31, 2010


AllianceBernstein Wealth Strategies

Portfolio Solutions Designed to Balance Risk and Return



Wealth Strategies                                             Tax-Managed Wealth Strategies
(Shares Offered--Exchange Ticker Symbol)                      (Shares Offered--Exchange Ticker Symbol)
    Wealth Appreciation Strategy                                  Wealth Appreciation Strategy
    (Class A-AWAAX; Class B-AWABX; Class C-AWACX;                 (Class A-ATWAX; Class B-ATWBX; Class C-ATWCX;
     Advisor Class-AWAYX)                                          Advisor Class-ATWYX)
    Balanced Wealth Strategy                                      Balanced Wealth Strategy
    (Class A-ABWAX; Class B-ABWBX; Class C-ABWCX;                 (Class A-AGIAX; Class B-AGIBX; Class C-AGICX;
     Advisor Class-ABWYX)                                          Advisor Class-AGIYX)
    Conservative Wealth Strategy                                  Conservative Wealth Strategy
    (Class A-ABPAX; Class B-ABPBX; Class C -ABPCX;                (Class A-ACIAX; Class B-ACIBX; Class C-ACICX;
     Advisor Class-ABPYX)                                          Advisor Class-ACIYX)


The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.


     [LOGO]
       AB
ALLIANCEBERNSTEIN

INVESTMENT PRODUCTS OFFERED
..  ARE NOT FDIC INSURED
..  MAY LOSE VALUE
..  ARE NOT BANK GUARANTEED

TABLE OF CONTENTS
--------------------------------------------------------------------------------


                                                                    Page
SUMMARY INFORMATION................................................   4
  ALLIANCEBERNSTEIN WEALTH APPRECIATION STRATEGY...................   4
  ALLIANCEBERNSTEIN BALANCED WEALTH STRATEGY.......................   8
  ALLIANCEBERNSTEIN CONSERVATIVE WEALTH STRATEGY...................  13
  ALLIANCEBERNSTEIN TAX-MANAGED WEALTH APPRECIATION STRATEGY.......  18
  ALLIANCEBERNSTEIN TAX-MANAGED BALANCED WEALTH STRATEGY...........  22
  ALLIANCEBERNSTEIN TAX-MANAGED CONSERVATIVE WEALTH STRATEGY.......  27
ADDITIONAL INFORMATION ABOUT THE STRATEGIES' RISKS AND INVESTMENTS.  33
INVESTING IN THE STRATEGIES........................................  45
  How to Buy Shares................................................  45
  The Different Share Class Expenses...............................  46
  Sales Charge Reduction Programs..................................  47
  CDSC Waivers and Other Programs..................................  48
  The "Pros" and "Cons" of Different Share Classes.................  49
  Payments to Financial Advisors and Their Firms...................  49
  How to Exchange Shares...........................................  51
  How to Sell or Redeem Shares.....................................  51
  Frequent Purchases and Redemptions of Strategy Shares............  51
  How the Strategies Value Their Shares............................  53
MANAGEMENT OF THE STRATEGIES.......................................  54
DIVIDENDS, DISTRIBUTIONS AND TAXES.................................  58
GENERAL INFORMATION................................................  59
GLOSSARY OF INVESTMENT TERMS.......................................  60
FINANCIAL HIGHLIGHTS...............................................  61
APPENDIX A--HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION........ A-1

SUMMARY INFORMATION
--------------------------------------------------------------------------------



ALLIANCEBERNSTEIN WEALTH APPRECIATION STRATEGY
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE

The Strategy's investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE STRATEGY

This table describes the fees and expenses that you may pay if you buy and hold shares of the Strategy. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AllianceBernstein Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Strategies--Sales Charge Reduction Programs on page 47 of this Prospectus and in Purchase of Shares--Sales Charge Reduction Programs on page 103 of the Strategy's Statement of Additional Information ("SAI").

SHAREHOLDER FEES (fees paid directly from your investment)



                                                        CLASS B
                                                         SHARES
                                         CLASS A (NOT CURRENTLY OFFERED CLASS C  ADVISOR CLASS
                                         SHARES    TO NEW INVESTORS)    SHARES      SHARES
-----------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Purchases (as a percentage of offering
price)                                    4.25%           None            None       None
-----------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge
(Load) (as a percentage of offering
price or redemption proceeds, whichever
is lower)                                 None           4.00%*          1.00%**     None
-----------------------------------------------------------------------------------------------
Exchange Fee                              None            None            None       None



* Class B shares automatically convert to Class A shares after eight years. The contingent deferred sales charge, or CDSC, decreases over time. For Class B shares the CDSC decreases 1.00% annually to 0% after the fourth year.

**For Class C shares the CDSC is 0% after the first year.

ANNUAL STRATEGY OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)



                                                         CLASS A CLASS B CLASS C ADVISOR CLASS
----------------------------------------------------------------------------------------------
Management Fees                                            .65%    .65%    .65%      .65%
Distribution and/or Service (12b-1) Fees                   .30%   1.00%   1.00%      None
Other Expenses
  Transfer Agent                                           .11%    .15%    .13%      .11%
  Other Expenses                                           .04%    .04%    .04%      .04%
                                                          -----   -----   -----      ----
Total Other Expenses                                       .15%    .19%    .17%      .15%
                                                          =====   =====   =====      ====
Acquired Fund Fees and Expenses (Underlying Portfolios)    .02%    .02%    .02%      .02%
                                                          -----   -----   -----      ----
Total Annual Strategy Operating Expenses                  1.12%   1.86%   1.84%      .82%
                                                          =====   =====   =====      ====
----------------------------------------------------------------------------------------------



EXAMPLES
The Examples are intended to help you compare the cost of investing in the Strategy with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Strategy for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Strategy's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                CLASS A CLASS B CLASS C ADVISOR CLASS
-----------------------------------------------------
After 1 Year    $  534  $  589  $  287     $   84
After 3 Years   $  766  $  785  $  579     $  262
After 5 Years   $1,016  $1,006  $  995     $  455
After 10 Years  $1,730  $1,986  $2,159     $1,014
-----------------------------------------------------

You would pay the following expenses if you did not redeem your shares at the end of the period:



                CLASS A CLASS B CLASS C ADVISOR CLASS
-----------------------------------------------------
After 1 Year    $  534  $  189  $  187     $   84
After 3 Years   $  766  $  585  $  579     $  262
After 5 Years   $1,016  $1,006  $  995     $  455
After 10 Years  $1,730  $1,986  $2,159     $1,014
-----------------------------------------------------



PORTFOLIO TURNOVER
The Strategy (or an Underlying Portfolio) pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Strategy shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Strategy Operating Expenses or in the Examples, affect the Strategy's performance. During the most recent fiscal year, the Strategy's portfolio turnover rate (which reflects only purchases and sales of the Underlying Portfolios) was 4% of the average value of its portfolio.

PRINCIPAL STRATEGIES:
The Strategy seeks to achieve its objective by investing in a combination of Underlying Portfolios representing a variety of asset classes and investment styles that are also managed by the Adviser. By allocating its assets among the Underlying Portfolios, the Strategy creates a portfolio that is designed as a solution for investors who seek equity returns without regard to taxes but also want broad diversification of the related risks across styles, capitalization ranges and geographic regions. Through investments in the Underlying Portfolios, the Adviser efficiently diversifies the Strategy between growth and value equity investment styles, and between U.S. and non-U.S. markets. Normally, the Strategy's targeted blend is an equal weighting of growth and value style Underlying Portfolios (50% each). An investment in the Multi-Asset Real Return Underlying Portfolio is treated as 50% debt and 50% equity for the purpose of these allocations.

The following table shows the target percentages of its net assets that the Strategy will invest in each of the Underlying Portfolios indicated as of the date of this Prospectus.



ASSET CLASS  UNDERLYING PORTFOLIO                               TARGETED BLEND
------------------------------------------------------------------------------
STOCK        U.S. Large Cap Growth                                      24.00%
             -----------------------------------------------------------------
             U.S. Value                                                 24.00%
             -----------------------------------------------------------------
             U.S. Small/Mid-Cap Growth                                   7.50%
             -----------------------------------------------------------------
             U.S. Small/Mid-Cap Value                                    7.50%
             -----------------------------------------------------------------
             International Growth                                       13.50%
             -----------------------------------------------------------------
             International Value                                        13.50%
------------------------------------------------------------------------------
REAL RETURN  Multi-Asset Real Return                                    10.00%
------------------------------------------------------------------------------



In addition to blending growth and value styles, the Strategy blends each style component across Underlying Portfolios that invest in U.S. and non-U.S. companies and various capitalization ranges. Within each of the value and growth components, the Strategy's targeted blend is approximately 70% in Underlying Portfolios that invest in U.S. companies and the remaining 30% in Underlying Portfolios that invest in non-U.S. companies. The Adviser will allow the relative weightings of the Strategy's investments in growth and value and U.S. and non-U.S. Underlying Portfolios to vary in response to market conditions, but ordinarily only by (+/-)5% of the Strategy's net assets. Beyond those ranges, the Adviser will generally rebalance the portfolio toward the targeted blend. However, under extraordinary circumstances, such as when market conditions favoring one investment component are compelling, the range may expand to (+/-)10% of the Strategy's net assets. The Strategy's targeted blend may change from time to time without notice to shareholders based on the Adviser's assessment of market conditions.

In managing the Underlying Portfolios, the Adviser selects growth and value equity securities by drawing from a variety of its fundamental growth and value investment disciplines to produce a blended portfolio. Within each investment discipline, the Adviser is able to draw on the resources and expertise of multiple growth and value equity investment teams, specializing in different capitalization ranges and geographic regions (U.S. and non-U.S.), which are supported by more than 50 equity research analysts specializing in growth research, and more than 50 equity research analysts specializing in value research.

Each growth investment team selects stocks using a process that seeks to identify companies with strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. This discipline relies heavily upon the fundamental analysis and research of the Adviser's large internal growth research staff, which follows over 1,500 U.S. and non-U.S. companies. The Adviser's growth analysts prepare their own earnings estimates and financial models for each company followed. Research emphasis is placed on identifying companies whose substantially above-average prospective earnings growth is not fully reflected in current market valuations. Each growth investment team constructs a portfolio that emphasizes equity securities of a limited number of carefully selected, high-quality companies that are judged likely to achieve superior earnings growth.

Each value investment team seeks to identify companies whose long-term earnings power and dividend paying capability are not reflected in the current market price of their securities. This fundamental value discipline relies heavily upon the large internal value research staff of the Adviser's Bernstein unit ("Bernstein"), which follows over 1,500 U.S. and non-U.S. companies. Teams within the value research staff cover a given industry worldwide, to better understand each company's competitive position in a global context. Bernstein's staff of company and industry analysts prepares its own earnings estimates and financial models for each company analyzed. Bernstein identifies and quantifies the critical variables that control a business's performance and analyzes the results in order to forecast each company's long-term prospects and expected returns. Through application of this value investment process, each value investment team constructs a portfolio that emphasizes equity securities of a limited number of value companies.

PRINCIPAL RISKS:
.. MARKET RISK: The value of the Strategy's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth or value, may be underperforming the stock market generally.

.. FOREIGN (NON-U.S.) RISK: The Strategy's investments in Underlying Portfolios that invest in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

.. CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Strategy's investments or reduce its returns.

.. CAPITALIZATION RISK: Investments in small- and mid-capitalization companies by Underlying Portfolios may be more volatile than investments in large-cap companies. Investments in small-cap companies may have additional risks because these companies have limited product lines, markets, or financial resources.

As with all investments, you may lose money by investing in the Strategy.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Strategy by showing:

.. how the Strategy's performance changed from year to year over the life of the Strategy; and

.. how the Strategy's average annual returns for one and five years and over the life of the Strategy compare to those of a broad-based securities market index.

You may obtain updated performance information on the Strategy's website at www.AllianceBernstein.com (click on "Pricing & Performance").

The Strategy's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART
The annual returns in the bar chart are for the Strategy's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2010, the year-to-date unannualized return for Class A shares was 2.32%.

                                    [CHART]

                             Calendar Year End (%)

      00       01      02      03     04     05    06     07      08     09
    -----    -----   -----   -----  -----  -----  -----  -----  -----  ------
     n/a      n/a     n/a     n/a   13.68  10.88  17.48  6.06  -43.44   32.20


During the period shown in the bar chart, the Strategy's:

BEST QUARTER WAS UP 19.66%, 3RD QUARTER, 2009; AND WORST QUARTER WAS DOWN -24.07%, 4TH QUARTER, 2008.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2009)



                                                                                                 SINCE
                                                                                1 YEAR 5 YEARS INCEPTION*
---------------------------------------------------------------------------------------------------------
Class A**      Return Before Taxes                                              26.52% -0.21%    3.24%
               ------------------------------------------------------------------------------- ----------
               Return After Taxes on Distributions                              26.28% -0.76%    2.77%
               ------------------------------------------------------------------------------- ----------
               Return After Taxes on Distributions and Sale of Strategy Shares  17.48% -0.27%    2.71%
---------------------------------------------------------------------------------------------------------
Class B        Return Before Taxes                                              27.24% -0.09%    3.19%
---------------------------------------------------------------------------------------------------------
Class C        Return Before Taxes                                              30.20% -0.05%    3.20%
---------------------------------------------------------------------------------------------------------
Advisor Class  Return Before Taxes                                              32.55%  0.93%    4.22%
---------------------------------------------------------------------------------------------------------
S&P 500 Index
(reflects no deduction for fees, expenses, or taxes)                            26.46%  0.42%    3.44%
---------------------------------------------------------------------------------------------------------
MSCI EAFE Index
(reflects no deduction for fees, expenses, or taxes)                            31.78%  3.54%    8.79%
---------------------------------------------------------------------------------------------------------
70% S&P 500 Index/30% MSCI EAFE Index/#/
(reflects no deduction for fees, expenses, or taxes)                            24.74%  1.18%    5.07%
---------------------------------------------------------------------------------------------------------



* Inception Date for all Classes is 9/2/03.

**After-tax returns:

  - Are shown for Class A shares only and will vary for Class B, Class C and Advisor Class shares because these Classes have different expense ratios;

  - Are estimates based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

  - Are not relevant to investors who hold Strategy shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

# The information in the 70% S&P 500 Index/ 30% MSCI EAFE Index shows how the
  Strategy's performance compares with the returns of an index of securities similar to those in which the Strategy invests.

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Strategy.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Strategy's portfolio:



EMPLOYEE                 LENGTH OF SERVICE  TITLE
---------------------------------------------------------------------------------
Thomas J. Fontaine          Since 2008      Senior Vice President of the Adviser

Dokyoung Lee                Since 2008      Senior Vice President of the Adviser

Seth J. Masters             Since 2003      Senior Vice President of the Adviser

Christopher H. Nikolich     Since 2003      Senior Vice President of the Adviser

Patrick J. Rudden           Since 2009      Senior Vice President of the Adviser



ADDITIONAL INFORMATION
For important information about the purchase and sale of Strategy shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF STRATEGY SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 32 of this Prospectus.

ALLIANCEBERNSTEIN BALANCED WEALTH STRATEGY
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE

The Strategy's investment objective is to achieve the highest total return consistent with the Adviser's determination of reasonable risk.

FEES AND EXPENSES OF THE STRATEGY

This table describes the fees and expenses that you may pay if you buy and hold shares of the Strategy. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AllianceBernstein Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Strategies--Sales Charge Reduction Programs on page 47 of this Prospectus and in Purchase of Shares--Sales Charge Reduction Programs on page 103 of the Strategy's SAI.

SHAREHOLDER FEES (fees paid directly from your investment)



                                                     CLASS B SHARES
                                         CLASS A (NOT CURRENTLY OFFERED CLASS C  ADVISOR CLASS
                                         SHARES    TO NEW INVESTORS)    SHARES      SHARES
----------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Purchases (as a percentage of offering
price)                                    4.25%           None            None       None
----------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge
(Load) (as a percentage of offering
price or redemption proceeds, whichever
is lower)                                 None           4.00%*          1.00%**     None
----------------------------------------------------------------------------------------------
Exchange Fee                              None            None            None       None



* Class B shares automatically convert to Class A shares after eight years. The CDSC decreases over time. For Class B shares the CDSC decreases 1.00% annually to 0% after the fourth year.

**For Class C shares the CDSC is 0% after the first year.

ANNUAL STRATEGY OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)



                                                         CLASS A CLASS B CLASS C ADVISOR CLASS
----------------------------------------------------------------------------------------------
Management Fees                                            .55%    .55%    .55%      .55%
Distribution and/or Service (12b-1) Fees                   .30%   1.00%   1.00%      None
Other Expenses
  Transfer Agent                                           .10%    .13%    .11%      .10%
  Other Expenses                                           .04%    .04%    .04%      .04%
                                                          -----   -----   -----      ----
Total Other Expenses                                       .14%    .17%    .15%      .14%
                                                          =====   =====   =====      ====
Acquired Fund Fees and Expenses (Underlying Portfolios)    .03%    .03%    .03%      .03%
                                                          -----   -----   -----      ----
Total Annual Strategy Operating Expenses                  1.02%   1.75%   1.73%      .72%
                                                          =====   =====   =====      ====
----------------------------------------------------------------------------------------------



EXAMPLES
The Examples are intended to help you compare the cost of investing in the Strategy with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Strategy for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Strategy's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                CLASS A CLASS B CLASS C ADVISOR CLASS
-----------------------------------------------------
After 1 Year    $  525  $  578  $  276      $ 74
After 3 Years   $  736  $  751  $  545      $230
After 5 Years   $  964  $  949  $  939      $401
After 10 Years  $1,620  $1,870  $2,041      $894
-----------------------------------------------------

You would pay the following expenses if you did not redeem your shares at the end of the period:



                CLASS A CLASS B CLASS C ADVISOR CLASS
-----------------------------------------------------
After 1 Year    $  525  $  178  $  176      $ 74
After 3 Years   $  736  $  551  $  545      $230
After 5 Years   $  964  $  949  $  939      $401
After 10 Years  $1,620  $1,870  $2,041      $894
-----------------------------------------------------



PORTFOLIO TURNOVER
The Strategy (or an Underlying Portfolio) pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Strategy shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Strategy Operating Expenses or in the Examples, affect the Strategy's performance. During the most recent fiscal year, the Strategy's portfolio turnover rate (which reflects only purchases and sales of the Underlying Portfolios) was 5% of the average value of its portfolio.

PRINCIPAL STRATEGIES:
The Strategy seeks to achieve its objective by investing in a combination of Underlying Portfolios representing a variety of asset classes and investment styles that are also managed by the Adviser. By allocating its assets among the Underlying Portfolios, the Strategy creates a portfolio that is designed as a solution for investors who seek a moderate tilt toward equity returns without regard to taxes but also want the risk diversification offered by debt securities and the broad diversification of their equity risk across styles, capitalization ranges and geographic regions. Through investments in the Underlying Portfolios, the Adviser efficiently diversifies between the debt and equity components to produce the desired risk/return profile of the Strategy. The Strategy targets a weighting of 60% of Underlying Portfolios that invest primarily in equity securities and 40% of Underlying Portfolios that invest primarily in debt securities with a goal of providing moderate upside potential without excessive volatility. An investment in the Multi-Asset Real Return Underlying Portfolio is treated as 50% debt and 50% equity for the purpose of these allocations.

The following table shows the target percentages of its net assets that the Strategy will invest in each of the Underlying Portfolios indicated as of the date of this Prospectus.



ASSET CLASS  UNDERLYING PORTFOLIO                               TARGETED BLEND
------------------------------------------------------------------------------
STOCK        U.S. Large Cap Growth                                      15.50%
             -----------------------------------------------------------------
             U.S. Value                                                 15.50%
             -----------------------------------------------------------------
             U.S. Small/Mid-Cap Growth                                   3.75%
             -----------------------------------------------------------------
             U.S. Small/Mid-Cap Value                                    3.75%
             -----------------------------------------------------------------
             International Growth                                        8.25%
             -----------------------------------------------------------------
             International Value                                         8.25%
------------------------------------------------------------------------------
REAL RETURN  Multi-Asset Real Return                                    10.00%
------------------------------------------------------------------------------
BOND         High-Yield                                                  7.00%
             -----------------------------------------------------------------
             Intermediate Duration                                      28.00%
------------------------------------------------------------------------------



Within the Strategy's equity component, the targeted blend is an equal weighting of Underlying Portfolios that invest primarily in growth and value style stocks (50% each), with approximately 70% of each equity style invested in Underlying Portfolios that invest in U.S. companies and the remaining 30% in Underlying Portfolios that invest in non-U.S. companies. The Adviser will allow the relative weightings of the Strategy's investments in equity and debt, growth and value, and in U.S. and non-U.S. company Underlying Portfolios to change in response to market conditions, but ordinarily, only by (+/-)5% of the Strategy's net assets. Beyond those ranges, the Adviser will rebalance the Strategy toward the targeted blend. However, under extraordinary circumstances, such as when market conditions favoring one investment style are compelling, the range may expand to (+/-)10% of the Strategy's net assets. The Strategy's targeted blend may change from time to time without notice to shareholders based on the Adviser's assessment of market conditions.

In managing the Underlying Portfolios, the Adviser selects growth and value equity securities by drawing from a variety of its fundamental growth and value investment disciplines to produce a blended portfolio. Within each equity investment discipline, the Adviser is able to draw on the resources and expertise of multiple growth and value equity investment teams specializing in different capitalization ranges and geographic regions (U.S. and non-U.S.), which are supported by more than 50 equity research analysts specializing in growth research, and more than 50 equity research analysts specializing in value research.

Each growth investment team selects stocks using a process that seeks to identify companies with strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. This discipline relies heavily upon the fundamental analysis and research of the Adviser's large internal growth research staff, which follows over 1,500 U.S. and non-U.S.

companies. The Adviser's growth analysts prepare their own earnings estimates and financial models for each company followed. Research emphasis is placed on identifying companies whose substantially above-average prospective earnings growth is not fully reflected in current market valuations. Each growth investment team constructs a portfolio that emphasizes equity securities of a limited number of carefully selected, high-quality companies that are judged likely to achieve superior earnings growth.

Each value investment team seeks to identify companies whose long term earnings power and dividend paying capability are not reflected in the current market price of their securities. This fundamental value discipline relies heavily upon Bernstein's large internal value research staff, which follows over 1,500 U.S. and non-U.S. companies. Teams within the value research staff cover a given industry worldwide, to better understand each company's competitive position in a global context. Bernstein's staff of company and industry analysts prepares its own earnings estimates and financial models for each company analyzed. Bernstein identifies and quantifies the critical variables that control a business's performance and analyzes the results in order to forecast each company's long-term prospects and expected returns. Through application of this value investment process, each value investment team constructs a portfolio that emphasizes equity securities of a limited number of value companies.

In selecting fixed-income investments, the Adviser may draw on the capabilities of separate investment teams that specialize in different areas that are generally defined by the maturity of the debt securities and/or their ratings, which may include subspecialties (such as inflation-protected securities). These fixed-income teams draw on the resources and expertise of the Adviser's large internal fixed-income research staff, which includes over 50 dedicated fixed-income research analysts and economists. The Underlying Portfolios' fixed-income securities will primarily be investment grade debt securities, but are expected to include lower-rated securities ("junk bonds") and preferred stock. The Strategy will not invest more than 25% of its total assets in Underlying Portfolios investing in securities rated, at the time of purchase, below investment grade.

PRINCIPAL RISKS:
.. MARKET RISK: The value of the Strategy's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth or value, may be underperforming the stock market generally.

.. INTEREST RATE RISK: Changes in interest rates will affect the value of the Strategy's investments in Underlying Portfolios that invest in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tend to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. Investments in fixed-income securities with lower credit ratings ("junk bonds") tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

.. CREDIT RISK: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

.. FOREIGN (NON-U.S.) RISK: The Strategy's investments in Underlying Portfolios that invest in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

.. CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Strategy's investments or reduce its returns.

.. CAPITALIZATION RISK: Investments in small- and mid-capitalization companies by Underlying Portfolios may be more volatile than investments in large-cap companies. Investments in small-cap companies may have additional risks because these companies have limited product lines, markets, or financial resources.

As with all investments, you may lose money by investing in the Strategy.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Strategy by showing:

.. how the Strategy's performance changed from year to year over the life of the Strategy; and

.. how the Strategy's average annual returns for one and five years and over the life of the Strategy compare to those of a broad-based securities market index.

You may obtain updated performance information on the Strategy's website at www.AllianceBernstein.com (click on "Pricing & Performance").

The Strategy's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART
The annual returns in the bar chart are for the Strategy's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2010, the year-to-date unannualized return for Class A shares was 5.30%.

                                    [CHART]

                             Calendar Year End (%)

      00      01     02      03     04      05     06     07     08     09
    -----   -----   -----   -----  -----  -----  -----  -----  -----  ------
     n/a     n/a     n/a     n/a   11.41   7.73  13.88   5.13  -32.31  30.18



During the period shown in the bar chart, the Strategy's:

BEST QUARTER WAS UP 16.14%, 3RD QUARTER, 2009; AND WORST QUARTER WAS DOWN -16.80%, 4TH QUARTER, 2008.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2009)



                                                                                                 SINCE
                                                                                1 YEAR 5 YEARS INCEPTION*
---------------------------------------------------------------------------------------------------------
Class A**      Return Before Taxes                                              24.68%  1.70%    4.15%
               ------------------------------------------------------------------------------------------
               Return After Taxes on Distributions                              23.67%  0.76%    3.29%
               ------------------------------------------------------------------------------------------
               Return After Taxes on Distributions and Sale of Strategy Shares  16.24%  1.07%    3.21%
---------------------------------------------------------------------------------------------------------
Class B        Return Before Taxes                                              25.40%  1.87%    4.12%
---------------------------------------------------------------------------------------------------------
Class C        Return Before Taxes                                              28.36%  1.89%    4.14%
---------------------------------------------------------------------------------------------------------
Advisor Class  Return Before Taxes                                              30.61%  2.92%    5.19%
---------------------------------------------------------------------------------------------------------
S&P 500 Index
(reflects no deduction for fees, expenses, or taxes)                            26.46%  0.42%    3.44%
---------------------------------------------------------------------------------------------------------
Barclays Capital U.S. Aggregate Index
(reflects no deduction for fees, expenses, or taxes)                             5.93%  4.97%    5.18%
---------------------------------------------------------------------------------------------------------
60% S&P 500 Index/40% Barclays Capital U.S. Aggregate Index/#/
(reflects no deduction for fees, expenses, or taxes)                            18.40%  2.54%    4.41%
---------------------------------------------------------------------------------------------------------



* Inception Date for all Classes is 9/2/03.

**After-tax returns:

  - Are shown for Class A shares only and will vary for Class B, Class C and Advisor Class shares because these Classes have different expense ratios;

  - Are estimates based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

  - Are not relevant to investors who hold Strategy shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

# The information in the 60% S&P 500 Index/ 40% Barclays Capital U.S. Aggregate
  Index shows how the Strategy's performance compares with the returns of an index of securities similar to those in which the Strategy invests.

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Strategy.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Strategy's portfolio:



EMPLOYEE                 LENGTH OF SERVICE  TITLE
---------------------------------------------------------------------------------
Thomas J. Fontaine          Since 2008      Senior Vice President of the Adviser

Dokyoung Lee                Since 2008      Senior Vice President of the Adviser

Seth J. Masters             Since 2003      Senior Vice President of the Adviser

Christopher H. Nikolich     Since 2003      Senior Vice President of the Adviser

Patrick J. Rudden           Since 2009      Senior Vice President of the Adviser



ADDITIONAL INFORMATION
For important information about the purchase and sale of Strategy shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF STRATEGY SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 32 of this Prospectus.

ALLIANCEBERNSTEIN CONSERVATIVE WEALTH STRATEGY
--------------------------------------------------------------------------------
(prior to December 31, 2009, known as AllianceBernstein Wealth Preservation Strategy)


INVESTMENT OBJECTIVE

The Strategy's investment objective is to achieve a high total return without, in the opinion of the Adviser, undue risk to principal.

FEES AND EXPENSES OF THE STRATEGY

This table describes the fees and expenses that you may pay if you buy and hold shares of the Strategy. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AllianceBernstein Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Strategies--Sales Charge Reduction Programs on page 47 of this Prospectus and in Purchase of Shares--Sales Charge Reduction Programs on page 103 of the Strategy's SAI.

SHAREHOLDER FEES (fees paid directly from your investment)



                                                     CLASS B SHARES
                                         CLASS A (NOT CURRENTLY OFFERED CLASS C  ADVISOR CLASS
                                         SHARES    TO NEW INVESTORS)    SHARES      SHARES
----------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Purchases (as a percentage of offering
price)                                    4.25%           None            None       None
----------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge
(Load) (as a percentage of offering
price or redemption proceeds, whichever
is lower)                                 None           4.00%*          1.00%**     None
----------------------------------------------------------------------------------------------
Exchange Fee                              None            None            None       None



* Class B shares automatically convert to Class A shares after eight years. The CDSC decreases over time. For Class B shares the CDSC decreases 1.00% annually to 0% after the fourth year.

**For Class C shares the CDSC is 0% after the first year.

ANNUAL STRATEGY OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)



                                                         CLASS A CLASS B CLASS C ADVISOR CLASS
----------------------------------------------------------------------------------------------
Management Fees                                            .55%    .55%    .55%       .55%
Distribution and/or Service (12b-1) Fees                   .30%   1.00%   1.00%       None
Other Expenses
  Transfer Agent                                           .09%    .11%    .10%       .09%
  Other Expenses                                           .06%    .06%    .06%       .06%
                                                          -----   -----   -----      -----
Total Other Expenses                                       .15%    .17%    .16%       .15%
                                                          =====   =====   =====      =====
Acquired Fund Fees and Expenses (Underlying Portfolios)    .03%    .03%    .03%       .03%
                                                          -----   -----   -----      -----
Total Annual Strategy Operating Expenses                  1.03%   1.75%   1.74%      0.73%
                                                          =====   =====   =====      =====
----------------------------------------------------------------------------------------------



EXAMPLES
The Examples are intended to help you compare the cost of investing in the Strategy with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Strategy for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Strategy's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                CLASS A CLASS B CLASS C ADVISOR CLASS
-----------------------------------------------------
After 1 Year    $  526  $  578  $  277      $ 75
After 3 Years   $  739  $  751  $  548      $233
After 5 Years   $  969  $  949  $  944      $406
After 10 Years  $1,631  $1,872  $2,052      $906
-----------------------------------------------------

You would pay the following expenses if you did not redeem your shares at the end of the period:



                CLASS A CLASS B CLASS C ADVISOR CLASS
-----------------------------------------------------
After 1 Year    $  526  $  178  $  177      $ 75
After 3 Years   $  739  $  551  $  548      $233
After 5 Years   $  969  $  949  $  944      $406
After 10 Years  $1,631  $1,872  $2,052      $906
-----------------------------------------------------



PORTFOLIO TURNOVER
The Strategy (or an Underlying Portfolio) pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Strategy shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Strategy Operating Expenses or in the Examples, affect the Strategy's performance. During the most recent fiscal year, the Strategy's portfolio turnover rate (which reflects only purchases and sales of the Underlying Portfolios) was 5% of the average value of its portfolio.

PRINCIPAL STRATEGIES:
The Strategy seeks to achieve its objective by investing in a combination of portfolios of the Underlying Portfolios representing a variety of asset classes and investment styles that are also managed by the Adviser. By allocating its assets among the Underlying Portfolios, the Strategy creates a portfolio that is designed as a solution for investors who seek some opportunities for equity returns without regard to taxes if the related risks are broadly diversified and overall portfolio volatility reflects a preponderance of debt securities. Through investments in the Underlying Portfolios, the Adviser efficiently diversifies between debt and equity components to produce the desired risk/return profile of the Strategy. The Strategy targets a weighting of 30% in Underlying Portfolios that invest primarily in equity securities and 70% in Underlying Portfolios that invest in debt securities with a goal of providing reduced volatility and modest upside potential. An investment in the Multi-Asset Real Return Underlying Portfolio is treated as 50% debt and 50% equity for the purpose of these allocations.

The following table shows the target percentages of its net assets that the Strategy will invest in each of the Underlying Portfolios indicated as of the date of this Prospectus.



ASSET CLASS          UNDERLYING PORTFOLIO                               TARGETED BLEND
--------------------------------------------------------------------------------------
STOCK                U.S. Large Cap Growth                                       7.50%
                     -----------------------------------------------------------------
                     U.S. Value                                                  7.50%
                     -----------------------------------------------------------------
                     U.S. Small/Mid-Cap Growth                                   1.25%
                     -----------------------------------------------------------------
                     U.S. Small/Mid-Cap Value                                    1.25%
                     -----------------------------------------------------------------
                     International Growth                                        3.75%
                     -----------------------------------------------------------------
                     International Value                                         3.75%
--------------------------------------------------------------------------------------
REAL RETURN          Multi-Asset Real Return                                    10.00%
--------------------------------------------------------------------------------------
BOND                 Bond Inflation Protection                                  10.00%
                     -----------------------------------------------------------------
                     Intermediate Duration                                      27.50%
--------------------------------------------------------------------------------------
SHORT DURATION BOND  Short-term Duration                                        27.50%
--------------------------------------------------------------------------------------



Within the Strategy's equity component, the targeted blend is an equal weighting of Underlying Portfolios that invest in growth and value style stocks (50% each), with approximately 70% of each equity style invested in Underlying Portfolios that invest in U.S. companies and the remaining 30% in Underlying Portfolios that invest in non-U.S. companies. The Adviser will allow the relative weightings of the Strategy's investments in equity and debt, growth and value, and in U.S. and non-U.S. company Underlying Portfolios to change in response to market conditions, but ordinarily only by (+/-)5% of the Strategy's net assets. Beyond those ranges, the Adviser will rebalance the Strategy toward the targeted blends. However, under extraordinary circumstances, such as when market conditions favoring one investment style are compelling, the range may expand to (+/-)10% of the Strategy's net assets. The Strategy's targeted blend may change from time to time without notice to shareholders based on the Adviser's assessment of market conditions.

The Adviser selects growth and value equity securities by drawing from a variety of its fundamental growth and value investment disciplines to produce a blended equity component. Within each equity investment discipline, the Adviser is able to draw on the resources and expertise of multiple growth and value equity investment teams, specializing in different capitalization ranges and geographic regions (U.S. and non-U.S.), which are supported by more than 50 equity research analysts specializing in growth research, and more than 50 equity research analysts specializing in value research.

Each growth investment team selects stocks using a process that seeks to identify companies with strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. This discipline relies heavily upon the fundamental analysis and research of the Adviser's large internal growth research staff, which follows over 1,500 U.S. and non-U.S.

companies. The Adviser's growth analysts prepare their own earnings estimates and financial models for each company followed. Research emphasis is placed on identifying companies whose substantially above-average prospective earnings growth is not fully reflected in current market valuations. Each growth investment team constructs a portfolio that emphasizes equity securities of a limited number of carefully selected, high-quality companies that are judged likely to achieve superior earnings growth.

Each value investment team seeks to identify companies whose long-term earnings power and dividend paying capability are not reflected in the current market price of their securities. This fundamental value discipline relies heavily upon Bernstein's large internal value research staff, which follows over 1,500 U.S. and non-U.S. companies. Teams within the value research staff cover a given industry worldwide, to better understand each company's competitive position in a global context. Bernstein's staff of company and industry analysts prepares its own earnings estimates and financial models for each company analyzed. Bernstein identifies and quantifies the critical variables that control a business's performance and analyzes the results in order to forecast each company's long-term prospects and expected returns. Through application of this value investment process, each value investment team constructs a portfolio that emphasizes equity securities of a limited number of value companies.

In selecting fixed-income investments, the Adviser may draw on the capabilities of separate investment teams that specialize in different areas that are generally defined by the maturity of the debt securities and/or their ratings, which may include subspecialties (such as inflation-protected securities). These fixed-income teams draw on the resources and expertise of the Adviser's large internal fixed-income research staff, which includes over 50 dedicated fixed-income research analysts and economists. All fixed-income securities of the Underlying Portfolios in which the Strategy invests will be of investment grade at the time of purchase. In the event that the rating of any security held by the Underlying Portfolios falls below investment grade, the Strategy will not be obligated to dispose of its investment in such Underlying Portfolio and may continue to hold such investment if, in the opinion of the Adviser, such investment is appropriate under the circumstances.

PRINCIPAL RISKS:
.. MARKET RISK: The value of the Strategy's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth or value, may be underperforming the stock market generally.

.. INTEREST RATE RISK: Changes in interest rates will affect the value of the Strategy's investments in Underlying Portfolios that invest in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tend to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. Investments in fixed-income securities with lower credit ratings ("junk bonds") tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

.. CREDIT RISK: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

.. FOREIGN (NON-U.S.) RISK: The Strategy's investments in Underlying Portfolios that invest in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

.. CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Strategy's investments or reduce its returns.

.. CAPITALIZATION RISK: Investments in small- and mid-capitalization companies by Underlying Portfolios may be more volatile than investments in large-cap companies. Investments in small-cap companies may have additional risks because these companies have limited product lines, markets, or financial resources.

As with all investments, you may lose money by investing in the Strategy.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Strategy by showing:

.. how the Strategy's performance changed from year to year over the life of the Strategy; and

.. how the Strategy's average annual returns for one and five years and over the life of the Strategy compare to those of a broad-based securities market index.

You may obtain updated performance information on the Strategy's website at www.AllianceBernstein.com (click on "Pricing & Performance").

The Strategy's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART
The annual returns in the bar chart are for the Strategy's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2010, the year-to-date unannualized return for Class A shares was 5.64%.

                                   [CHART]

                             Calendar Year End (%)

   00       01      02      03      04     05      06      07      08      09
 -----    -----   -----   -----   -----   -----   -----   -----   -----   -----
  n/a      n/a     n/a     n/a     8.06   4.33    9.58    4.70   -19.29   19.06




During the period shown in the bar chart, the Strategy's:

BEST QUARTER WAS UP 9.90%, 3RD QUARTER, 2009; AND WORST QUARTER WAS DOWN -9.60%, 4TH QUARTER, 2008.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2009)



                                                                                                 SINCE
                                                                                1 YEAR 5 YEARS INCEPTION*
---------------------------------------------------------------------------------------------------------
Class A**      Return Before Taxes                                              14.06%  1.95%    3.53%
               ------------------------------------------------------------------------------------------
               Return After Taxes on Distributions                              13.01%  0.87%    2.54%
               ------------------------------------------------------------------------------------------
               Return After Taxes on Distributions and Sale of Strategy Shares   9.18%  1.12%    2.51%
---------------------------------------------------------------------------------------------------------
Class B        Return Before Taxes                                              14.16%  2.13%    3.51%
---------------------------------------------------------------------------------------------------------
Class C        Return Before Taxes                                              17.18%  2.11%    3.50%
---------------------------------------------------------------------------------------------------------
Advisor Class  Return Before Taxes                                              19.38%  3.15%    4.54%
---------------------------------------------------------------------------------------------------------
S&P 500 Index
(reflects no deduction for fees, expenses, or taxes)                            26.46%  0.42%    3.44%
---------------------------------------------------------------------------------------------------------
Barclays Capital U.S. Aggregate Index
(reflects no deduction for fees, expenses, or taxes)                             5.93%  4.97%    5.18%
---------------------------------------------------------------------------------------------------------
30% S&P 500 Index/70% Barclays Capital U.S. Aggregate Index/#/
(reflects no deduction for fees, expenses, or taxes)                            12.20%  3.86%    4.89%
---------------------------------------------------------------------------------------------------------



*  Inception Date for all Classes is 9/2/03.

** After-tax returns:

   -Are shown for Class A shares only and will vary for Class B, Class C and Advisor Class shares because these Classes have different expense ratios;

   -Are estimates based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

   -Are not relevant to investors who hold Strategy shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

# The information in the 30% S&P 500 Index/ 70% Barclays Capital U.S. Aggregate Index shows how the Strategy's performance compares with the returns of an index of securities similar to those in which the Strategy invests.

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Strategy.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Strategy's portfolio:



EMPLOYEE                 LENGTH OF SERVICE  TITLE
---------------------------------------------------------------------------------
Thomas J. Fontaine          Since 2008      Senior Vice President of the Adviser

Dokyoung Lee                Since 2008      Senior Vice President of the Adviser

Seth J. Masters             Since 2003      Senior Vice President of the Adviser

Christopher H. Nikolich     Since 2003      Senior Vice President of the Adviser

Patrick J. Rudden           Since 2009      Senior Vice President of the Adviser



ADDITIONAL INFORMATION
For important information about the purchase and sale of Strategy shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF STRATEGY SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 32 of this Prospectus.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH APPRECIATION STRATEGY
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE

The Strategy's investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE STRATEGY

This table describes the fees and expenses that you may pay if you buy and hold shares of the Strategy. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AllianceBernstein Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Strategies--Sales Charge Reduction Programs on page 47 of this Prospectus and in Purchase of Shares--Sales Charge Reduction Programs on page 103 of the Strategy's SAI.

SHAREHOLDER FEES (fees paid directly from your investment)



                                                     CLASS B SHARES
                                         CLASS A (NOT CURRENTLY OFFERED CLASS C  ADVISOR CLASS
                                         SHARES    TO NEW INVESTORS)    SHARES      SHARES
----------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Purchases (as a percentage of offering
price)                                    4.25%           None            None       None
----------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge
(Load) (as a percentage of offering
price or redemption proceeds, whichever
is lower)                                  None          4.00%*          1.00%**     None
----------------------------------------------------------------------------------------------
Exchange Fee                               None           None            None       None



* Class B shares automatically convert to Class A shares after eight years. The CDSC decreases over time. For Class B shares the CDSC decreases 1.00% annually to 0% after the fourth year.

**For Class C shares the CDSC is 0% after the first year.

ANNUAL STRATEGY OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)



                                          CLASS A CLASS B CLASS C ADVISOR CLASS
-------------------------------------------------------------------------------
Management Fees                             .65%    .65%    .65%      .65%
Distribution and/or Service (12b-1) Fees    .27%   1.00%   1.00%      None
Other Expenses
  Transfer Agent                            .04%    .07%    .04%      .04%
  Other Expenses                            .09%    .09%    .09%      .09%
                                           -----   -----   -----      ----
Total Other Expenses                        .13%    .16%    .13%      .13%
                                           -----   -----   -----      ----
Total Annual Strategy Operating Expenses   1.05%   1.81%   1.78%      .78%
                                           =====   =====   =====      ====
-------------------------------------------------------------------------------



EXAMPLES
The Examples are intended to help you compare the cost of investing in the Strategy with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Strategy for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Strategy's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                CLASS A CLASS B CLASS C ADVISOR CLASS
-----------------------------------------------------
After 1 Year    $  528  $  584  $  281      $ 80
After 3 Years   $  745  $  769  $  560      $249
After 5 Years   $  980  $  980  $  964      $433
After 10 Years  $1,653  $1,927  $2,095      $966
-----------------------------------------------------

You would pay the following expenses if you did not redeem your shares at the end of the period:



                CLASS A CLASS B CLASS C ADVISOR CLASS
-----------------------------------------------------
After 1 Year    $  528  $  184  $  181      $ 80
After 3 Years   $  745  $  569  $  560      $249
After 5 Years   $  980  $  980  $  964      $433
After 10 Years  $1,653  $1,927  $2,095      $966
-----------------------------------------------------



PORTFOLIO TURNOVER
The Strategy pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Strategy shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Strategy Operating Expenses or in the Examples, affect the Strategy's performance. During the most recent fiscal year, the Strategy's portfolio turnover rate was 82% of the average value of its portfolio.

PRINCIPAL STRATEGIES:
The Strategy invests in a portfolio of equity securities that is designed as a solution for investors who seek tax-efficient equity returns but also want broad diversification of the related risks across styles, capitalization ranges and geographic regions. In managing the Strategy, the Adviser efficiently diversifies between growth and value equity investment styles, and between U.S. and non-U.S. markets. Normally, the Strategy targets an equal weighting of growth and value style stocks (50% each), with approximately 70% of each equity style invested in U.S. companies and the remaining 30% in non-U.S. companies. The Adviser will allow the relative weightings of the Strategy's growth and value components, and U.S. and non-U.S. companies (and the subcomponents defined by capitalization ranges) to change in response to market conditions, but ordinarily only by (+/-)5% of the portfolio. Beyond those ranges, the Adviser will rebalance the portfolio toward the targeted blends. However, under extraordinary circumstances, such as when the Adviser believes that market conditions favoring one investment style are compelling, the range may expand to (+/-)10% of the portfolio.

The Adviser selects growth and value equity securities by drawing from a variety of its fundamental growth and value investment disciplines to produce a blended portfolio. Within each investment discipline, the Adviser is able to draw on the resources and expertise of multiple growth and value equity investment teams, specializing in different capitalization ranges and geographic regions (U.S. and non-U.S.), which are supported by more than 50 equity research analysts specializing in growth research, and more than 50 equity research analysts specializing in value research.

Each growth investment team selects stocks using a process that seeks to identify companies with strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. This discipline relies heavily upon the fundamental analysis and research of the Adviser's large internal growth research staff, which follows over 1,500 U.S. and non-U.S. companies. The Adviser's growth analysts prepare their own earnings estimates and financial models for each company followed. Research emphasis is placed on identifying companies whose substantially above-average prospective earnings growth is not fully reflected in current market valuations. Each growth investment team constructs a portfolio that emphasizes equity securities of a limited number of carefully selected, high-quality companies that are judged likely to achieve superior earnings growth.

Each value investment team seeks to identify companies whose long-term earnings power and dividend-paying capability are not reflected in the current market price of their securities. This fundamental value discipline relies heavily upon Bernstein's large internal value research staff, which follows over 1,500 U.S. and non-U.S. companies. Teams within the value research staff cover a given industry worldwide, to better understand each company's competitive position in a global context. Bernstein's staff of company and industry analysts prepares its own earnings estimates and financial models for each company analyzed. Bernstein identifies and quantifies the critical variables that control a business's performance and analyzes the results in order to forecast each company's long-term prospects and expected returns. Through application of this value investment process, each value investment team constructs a portfolio that emphasizes equity securities of a limited number of value companies.

The Strategy may invest without limit in non-U.S. securities, although it generally will not invest more than 35% of its total assets in such securities. The Strategy also may enter into forward commitments, make short sales of securities or maintain a short position, invest in rights or warrants, and invest up to 10% of its total assets in the securities of companies in emerging markets.

PRINCIPAL RISKS:
.. MARKET RISK: The value of the Strategy's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth or value, may be underperforming the stock market generally.

.. FOREIGN (NON-U.S.) RISK: The Strategy's investments in Underlying Portfolios that invest in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

.. CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Strategy's investments or reduce its returns.

.. CAPITALIZATION RISK: Investments in small- and mid-capitalization companies may be more volatile than investments in large-cap companies. Investments in small-cap companies may have additional risks because these companies have limited product lines, markets, or financial resources.

As with all investments, you may lose money by investing in the Strategy.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Strategy by showing:

.. how the Strategy's performance changed from year to year over the life of the Strategy; and

.. how the Strategy's average annual returns for one and five years and over the life of the Strategy compare to those of a broad-based securities market index.

You may obtain updated performance information on the Strategy's website at www.AllianceBernstein.com (click on "Pricing & Performance").

The Strategy's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART
The annual returns in the bar chart are for the Strategy's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2010, the year-to-date unannualized return for Class A shares was -0.80%.

                                   [CHART]

                             Calendar Year End (%)

   00       01      02      03      04      05     06      07      08      09
 -----    -----   -----   -----   -----   -----   -----   -----   -----   -----
  n/a      n/a     n/a     n/a    12.03   11.94   14.20   6.41   -42.64   29.08




During the period shown in the bar chart, the Strategy's:

BEST QUARTER WAS UP 18.95%, 3RD QUARTER, 2009; AND WORST QUARTER WAS DOWN -21.68%, 4TH QUARTER, 2008.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2009)



                                                                                                 SINCE
                                                                                1 YEAR 5 YEARS INCEPTION*
---------------------------------------------------------------------------------------------------------
Class A**      Return Before Taxes                                              23.62% -0.73%    2.49%
               ------------------------------------------------------------------------------------------
               Return After Taxes on Distributions                              23.38% -0.97%    2.30%
               ------------------------------------------------------------------------------------------
               Return After Taxes on Distributions and Sale of Strategy Shares  15.66% -0.59%    2.16%
---------------------------------------------------------------------------------------------------------
Class B        Return Before Taxes                                              24.00% -0.61%    2.45%
---------------------------------------------------------------------------------------------------------
Class C        Return Before Taxes                                              27.23% -0.57%    2.48%
---------------------------------------------------------------------------------------------------------
Advisor Class  Return Before Taxes                                              29.43%  0.42%    3.51%
---------------------------------------------------------------------------------------------------------
S&P 500 Index
(reflects no deduction for fees, expenses, or taxes)                            26.46%  0.42%    3.44%
---------------------------------------------------------------------------------------------------------
MSCI EAFE Index
(reflects no deduction for fees, expenses, or taxes)                            31.78%  3.54%    8.79%
---------------------------------------------------------------------------------------------------------
70% S&P 500 Index/30% MSCI EAFE Index/#/
(reflects no deduction for fees, expenses, or taxes)                            24.74%  1.18%    5.07%
---------------------------------------------------------------------------------------------------------



*  Inception Date for all Classes is 9/2/03.

** After-tax returns:

   -Are shown for Class A shares only and will vary for Class B, Class C and Advisor Class shares because these Classes have different expense ratios;

   -Are estimates based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

   -Are not relevant to investors who hold Strategy shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

# The information in the 70% S&P 500 Index/ 30% MSCI EAFE Index shows how the Strategy's performance compares with the returns of an index of securities similar to those in which the Strategy invests.

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Strategy.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Strategy's portfolio:



EMPLOYEE                 LENGTH OF SERVICE  TITLE
---------------------------------------------------------------------------------
Thomas J. Fontaine          Since 2008      Senior Vice President of the Adviser

Dokyoung Lee                Since 2008      Senior Vice President of the Adviser

Seth J. Masters             Since 2000      Senior Vice President of the Adviser

Christopher H. Nikolich     Since 2000      Senior Vice President of the Adviser

Patrick J. Rudden           Since 2009      Senior Vice President of the Adviser



ADDITIONAL INFORMATION
For important information about the purchase and sale of Strategy shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF STRATEGY SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 32 of this Prospectus.

ALLIANCEBERNSTEIN TAX-MANAGED BALANCED WEALTH STRATEGY
--------------------------------------------------------------------------------



INVESTMENT OBJECTIVE

The Strategy's investment objective is to achieve the highest total return consistent with the Adviser's determination of reasonable risk.

FEES AND EXPENSES OF THE STRATEGY

This table describes the fees and expenses that you may pay if you buy and hold shares of the Strategy. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AllianceBernstein Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Strategies--Sales Charge Reduction Programs on page 47 of this Prospectus and in Purchase of Shares--Sales Charge Reduction Programs on page 103 of the Strategy's SAI.

SHAREHOLDER FEES (fees paid directly from your investment)



                                                     CLASS B SHARES
                                         CLASS A (NOT CURRENTLY OFFERED CLASS C  ADVISOR CLASS
                                         SHARES    TO NEW INVESTORS)    SHARES      SHARES
----------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Purchases (as a percentage of offering
price)                                    4.25%           None            None       None
----------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge
(Load) (as a percentage of offering
price or redemption proceeds, whichever
is lower)                                  None          4.00%*          1.00%**     None
----------------------------------------------------------------------------------------------
Exchange Fee                               None           None            None       None



* Class B shares automatically convert to Class A shares after eight years. The CDSC decreases over time. For Class B shares the CDSC decreases 1.00% annually to 0% after the fourth year.

**For Class C shares the CDSC is 0% after the first year.

ANNUAL STRATEGY OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)



                                          CLASS A CLASS B CLASS C ADVISOR CLASS
-------------------------------------------------------------------------------
Management Fees                             .55%    .55%    .55%      .55%
Distribution and/or Service (12b-1) Fees    .30%   1.00%   1.00%      None
Other Expenses
  Transfer Agent                            .08%    .10%    .09%      .08%
  Other Expenses                            .18%    .18%    .18%      .19%
                                           -----   -----   -----      ----
Total Other Expenses                        .26%    .28%    .27%      .27%
                                           -----   -----   -----      ----
Total Annual Strategy Operating Expenses   1.11%   1.83%   1.82%      .82%
                                           =====   =====   =====      ====
-------------------------------------------------------------------------------



EXAMPLES
The Examples are intended to help you compare the cost of investing in the Strategy with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Strategy for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Strategy's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                CLASS A CLASS B CLASS C ADVISOR CLASS
-----------------------------------------------------
After 1 Year    $  533  $  586  $  285     $   84
After 3 Years   $  763  $  776  $  573     $  262
After 5 Years   $1,011  $  990  $  985     $  455
After 10 Years  $1,719  $1,959  $2,137     $1,014
-----------------------------------------------------

You would pay the following expenses if you did not redeem your shares at the end of the period:



                CLASS A CLASS B CLASS C ADVISOR CLASS
-----------------------------------------------------
After 1 Year    $  533  $  186  $  185     $   84
After 3 Years   $  763  $  576  $  573     $  262
After 5 Years   $1,011  $  990  $  985     $  455
After 10 Years  $1,719  $1,959  $2,137     $1,014
-----------------------------------------------------



PORTFOLIO TURNOVER
The Strategy pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Strategy shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Strategy Operating Expenses or in the Examples, affect the Strategy's performance. During the most recent fiscal year, the Strategy's portfolio turnover rate was 44% of the average value of its portfolio.

PRINCIPAL STRATEGIES:
The Strategy invests in a portfolio of equity and debt securities that is designed as a solution for investors who seek a moderate tilt toward tax-efficient equity returns but also want the risk diversification offered by tax-exempt debt securities and the broad diversification of their equity risk across styles, capitalization ranges and geographic regions. In managing the Strategy, the Adviser efficiently diversifies between the debt and equity components to produce the desired risk/return profile of the Strategy. The Strategy targets a weighting of 50% equities and 50% tax-exempt debt securities with a goal of providing moderate upside potential without excessive volatility.

Within the Strategy's equity component, the targeted blend is an equal weighting of growth and value style stocks (50% each), with approximately 70% of each equity style invested in U.S. companies and the remaining 30% in non-U.S. companies. The Adviser will allow the relative weightings of the Strategy's debt and equity components, the equity component's growth and value and U.S. and non-U.S. companies weightings (and the equity subcomponents defined by capitalization ranges) to change in response to market conditions, but ordinarily only by (+/-)5% of the portfolio. However, under extraordinary circumstances, such as when market conditions favoring one investment style are compelling, the range may expand to (+/-)10% of the portfolio.

The Strategy intends to meet the tax requirement for passing municipal bond interest through to Strategy shareholders as tax exempt interest dividends (currently requires that at least 50% of the Strategy's assets be invested in tax-exempt debt securities). In the event that the Internal Revenue Code (the "Code") or the related rules, regulations and interpretations of the Internal Revenue Service should, in the future, change so as to permit the Strategy to pass through tax-exempt dividends when the Strategy invests less than 50% of its assets in tax-exempt debt securities, the targeted blend for the Strategy will become 60% equity securities and 40% debt securities.

The Adviser selects growth and value equity securities by drawing from a variety of its fundamental growth and value investment disciplines to produce a blended equity component. Within each equity investment discipline, the Adviser is able to draw on the resources and expertise of multiple growth and value equity investment teams, specializing in different capitalization ranges and geographic regions (U.S. and non-U.S.), which are supported by more than 50 equity research analysts specializing in growth research, and more than 50 equity research analysts specializing in value research.

Each growth investment team selects stocks using a process that seeks to identify companies with strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. This discipline relies heavily upon the fundamental analysis and research of the Adviser's large internal growth research staff, which follows over 1,500 U.S. and non-U.S. companies. The Adviser's growth analysts prepare their own earnings estimates and financial models for each company followed. Research emphasis is placed on identifying companies whose substantially above-average prospective earnings growth is not fully reflected in current market valuations. Each growth investment team constructs a portfolio that emphasizes equity securities of a limited number of carefully selected, high-quality companies that are judged likely to achieve superior earnings growth.

Each value investment team seeks to identify companies whose long-term earnings power and dividend-paying capability are not reflected in the current market price of their securities. This fundamental value discipline relies heavily upon Bernstein's large internal value research staff, which follows over 1,500 U.S. and non-U.S. companies.

Teams within the value research staff cover a given industry worldwide, to better understand each company's competitive position in a global context. Bernstein's staff of company and industry analysts prepares its own earnings estimates and financial models for each company analyzed. Bernstein identifies and quantifies the critical variables that control a business's performance and analyzes the results in order to forecast each company's long-term prospects and expected returns. Through application of this value investment process, each value investment team constructs a portfolio that emphasizes equity securities of a limited number of value companies.

In selecting tax-exempt fixed-income investments for the Strategy, the Adviser may draw on the capabilities of separate investment teams that specialize in different areas that are generally defined by the maturity of the debt securities and/or their ratings, which may include subspecialties. These fixed-income teams draw on the resources and expertise of the Adviser's large internal fixed-income research staff, which includes over 50 dedicated fixed-income research analysts and economists. The Strategy's fixed-income securities will primarily be investment grade debt securities, but may also include lower-rated securities ("junk bonds"). The Strategy will not invest more than 25% of its total assets in securities rated at the time of purchase below investment grade.

The Strategy will at all times hold at least 40% but not more than 90% of its net assets in equity securities, including common stocks and securities convertible into common stocks, such as convertible bonds, convertible preferred stocks and warrants. The Strategy's fixed-income asset investments will always comprise at least 10%, but never more than 60%, of its net assets.

The Strategy may invest without limit in non-U.S. securities, although it generally will not invest more than 25% of its total assets in such securities. The Strategy also may enter into forward commitments, make short sales of securities or maintain a short position, invest in rights and warrants, and invest up to 10% of its total assets in the securities of companies in emerging markets.

PRINCIPAL RISKS:
.. MARKET RISK: The value of the Strategy's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth or value, may be underperforming the stock market generally.

.. INTEREST RATE RISK: Changes in interest rates will affect the value of the Strategy's investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tend to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. Investments in fixed-income securities with lower credit ratings ("junk bonds") tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

.. CREDIT RISK: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

.. FOREIGN (NON-U.S.) RISK: The Strategy's investments in Underlying Portfolios that invest in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

.. CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Strategy's investments or reduce its returns.

.. CAPITALIZATION RISK: Investments in small- and mid-capitalization companies may be more volatile than investments in large-cap companies. Investments in small-cap companies may have additional risks because these companies have limited product lines, markets, or financial resources.

.. MUNICIPAL MARKET RISK: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Strategy's investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. Recent adverse economic conditions have not affected the Strategy's investments or performance. To the extent that the Strategy invests more of its assets in a particular state's municipal securities, the Strategy may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes or earthquakes. The Strategy's investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project's ability to make payments of principal and interest on these securities.

As with all investments, you may lose money by investing in the Strategy.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Strategy by showing:

.. how the Strategy's performance changed from year to year over the life of the Strategy; and

.. how the Strategy's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information on the Strategy's website at www.AllianceBernstein.com (click on "Pricing & Performance").

The Strategy's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART
The annual returns in the bar chart are for the Strategy's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2010, the year-to-date unannualized return for Class A shares was 2.08%.

                                    [CHART]

                             Calendar Year End (%)

   00      01      02      03      04      05      06      07      08      09
 -----   -----   -----   -----   -----   -----   -----   -----   -----   -----
 -2.20  -14.49  -13.39   17.51    6.65    6.35    8.38    4.89  -20.50   17.67


During the period shown in the bar chart, the Strategy's:

BEST QUARTER WAS UP 11.15%, 3RD QUARTER, 2009; AND WORST QUARTER WAS DOWN -13.62%, 3RD QUARTER, 2001.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2009)



                                                                                  1 YEAR 5 YEARS 10 YEARS
---------------------------------------------------------------------------------------------------------
Class A*         Return Before Taxes                                              12.65%  1.60%   -0.17%
                 ----------------------------------------------------------------------------------------
                 Return After Taxes on Distributions                              12.53%  1.51%   -0.65%
                 ----------------------------------------------------------------------------------------
                 Return After Taxes on Distributions and Sale of Strategy Shares   8.90%  1.54%   -0.26%
---------------------------------------------------------------------------------------------------------
Class B          Return Before Taxes                                              12.78%  1.76%   -0.33%
---------------------------------------------------------------------------------------------------------
Class C          Return Before Taxes                                              15.73%  1.75%   -0.46%
---------------------------------------------------------------------------------------------------------
Advisor Class**  Return Before Taxes                                              17.89%  2.79%    0.55%
---------------------------------------------------------------------------------------------------------
S&P 500 Index
(reflects no deduction for fees, expenses, or taxes)                              26.46%  0.42%   -0.95%
---------------------------------------------------------------------------------------------------------
Barclays Capital 5-yr Gen'l Obl. Muni Bond Index
(reflects no deduction for fees, expenses, or taxes)                               7.38%  4.53%    5.23%
---------------------------------------------------------------------------------------------------------
50% S&P 500 Index/50% Barclays Capital 5-yr Gen'l Obl. Muni Bond Index/#/
(reflects no deduction for fees, expenses, or taxes)                              17.21%  2.79%    1.51%
---------------------------------------------------------------------------------------------------------



*  After-tax returns:

   -Are shown for Class A shares only and will vary for Class B, Class C and Advisor Class shares because these Classes have different expense ratios;

   -Are estimates based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

   -Are not relevant to investors who hold Strategy shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

** Inception date for Advisor Class shares: 9/2/03. Performance information for periods prior to the inception of Advisor Class shares is the performance of the Strategy's Class A shares adjusted to reflect the lower expense ratio of Advisor Class shares.

# The information in the 50% S&P 500 Index/ 50% Barclays Capital 5-yr Gen'l Obl. Muni Bond Index shows how the Strategy's performance compares with the returns of an index of securities similar to those in which the Strategy invests.

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Strategy.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Strategy's portfolio:



EMPLOYEE                 LENGTH OF SERVICE  TITLE
---------------------------------------------------------------------------------
Thomas J. Fontaine          Since 2008      Senior Vice President of the Adviser

Dokyoung Lee                Since 2008      Senior Vice President of the Adviser

Seth J. Masters             Since 2000      Senior Vice President of the Adviser

Christopher H. Nikolich     Since 2000      Senior Vice President of the Adviser

Patrick J. Rudden           Since 2009      Senior Vice President of the Adviser



ADDITIONAL INFORMATION
For important information about the purchase and sale of Strategy shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF STRATEGY SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 32 of this Prospectus.

ALLIANCEBERNSTEIN TAX-MANAGED CONSERVATIVE WEALTH STRATEGY
--------------------------------------------------------------------------------
(prior to December 31, 2009, known as AllianceBernstein Tax-Managed Wealth Preservation Strategy)


INVESTMENT OBJECTIVE

The Strategy's investment objective is to achieve a high total return without, in the opinion of the Adviser, undue risk to principal.

FEES AND EXPENSES OF THE STRATEGY

This table describes the fees and expenses that you may pay if you buy and hold shares of the Strategy. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AllianceBernstein Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Strategies--Sales Charge Reduction Programs on page 47 of this Prospectus and in Purchase of Shares--Sales Charge Reduction Programs on page 103 of the Strategy's SAI.

SHAREHOLDER FEES (fees paid directly from your investment)



                                                     CLASS B SHARES
                                         CLASS A (NOT CURRENTLY OFFERED CLASS C  ADVISOR CLASS
                                         SHARES    TO NEW INVESTORS)    SHARES      SHARES
----------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Purchases (as a percentage of offering
price)                                    4.25%           None            None       None
----------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge
(Load) (as a percentage of offering
price or redemption proceeds, whichever
is lower)                                 None           4.00%*          1.00%**     None
----------------------------------------------------------------------------------------------
Exchange Fee                              None            None            None       None



* Class B shares automatically convert to Class A shares after eight years. The CDSC decreases over time. For Class B shares the CDSC decreases 1.00% annually to 0% after the fourth year.

**For Class C shares the CDSC is 0% after the first year.

ANNUAL STRATEGY OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)



                                                             CLASS A CLASS B CLASS C ADVISOR CLASS
--------------------------------------------------------------------------------------------------
Management Fees                                                .55%    .55%    .55%       .55%
Distribution and/or Service (12b-1) Fees                       .30%   1.00%   1.00%       None
Other Expenses
 Transfer Agent                                                .08%    .10%    .08%       .08%
 Other Expenses                                                .34%    .34%    .34%       .34%
                                                             ------  ------  ------     ------
Total Other Expenses                                           .42%    .44%    .42%       .42%
                                                             ------  ------  ------     ------
Total Annual Strategy Operating Expenses                      1.27%   1.99%   1.97%       .97%
                                                             ======  ======  ======     ======
Fee Waiver and/or Expense Reimbursement/(a)/                 (.07)%  (.09)%  (.07)%     (.07)%
                                                             ------  ------  ------     ------
Total Annual Strategy Operating Expenses After Fee Waiver
and/or Expense Reimbursement                                  1.20%   1.90%   1.90%       .90%
                                                             ======  ======  ======     ======
--------------------------------------------------------------------------------------------------



/(a)/The fee waiver and/or expense reimbursement agreement will remain in effect until December 31, 2011 and will continue thereafter from year-to-year unless the Adviser provides notice of termination 60 days prior to the end of the Strategy's fiscal year.

EXAMPLES
The Examples are intended to help you compare the cost of investing in the Strategy with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Strategy for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Strategy's operating expenses stay the same and that the fee waiver is in effect only for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                CLASS A CLASS B CLASS C ADVISOR CLASS
-----------------------------------------------------
After 1 Year    $  542  $  593  $  293     $   92
After 3 Years   $  804  $  814  $  609     $  300
After 5 Years   $1,086  $1,060  $1,052     $  525
After 10 Years  $1,888  $2,114  $2,280     $1,173
-----------------------------------------------------

You would pay the following expenses if you did not redeem your shares at the end of the period:



                CLASS A CLASS B CLASS C ADVISOR CLASS
-----------------------------------------------------
After 1 Year    $  542  $  193  $  193     $   92
After 3 Years   $  804  $  614  $  609     $  300
After 5 Years   $1,086  $1,060  $1,052     $  525
After 10 Years  $1,888  $2,114  $2,280     $1,173
-----------------------------------------------------



PORTFOLIO TURNOVER
The Strategy pays transactions costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Strategy shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Strategy Operating Expenses or in the Examples, affect the Strategy's performance. During the most recent fiscal year, the Strategy's portfolio turnover rate was 41% of the average value of its portfolio.

PRINCIPAL STRATEGIES:
The Strategy invests in a portfolio of equity and debt securities that is designed as a solution for investors who seek some opportunity for tax-efficient equity returns if the related risks are broadly diversified and overall portfolio volatility reflects a preponderance of debt securities. The Strategy targets a weighting of 30% equity securities and 70% tax-exempt debt securities with a goal of providing reduced volatility and modest upside potential. In managing the Strategy, the Adviser efficiently diversifies between the debt and equity components to produce the desired risk/return profile of the Strategy. Within the equity component, the Strategy's targeted blend is an equal weighting of growth and value style stocks (50% each), with approximately 70% of each equity style invested in U.S. companies and the remaining 30% in non-U.S. companies. The Adviser will allow the relative weightings of the Strategy's debt and equity components, the equity component's growth and value weightings and U.S. and non-U.S. companies (and the equity subcomponents defined by capitalization ranges) to change in response to market conditions, but ordinarily only by (+/-)5% of the portfolio. However, under extraordinary circumstances, such as when market conditions favoring one investment style are compelling, the range may expand to (+/-)10% of the portfolio.

The Adviser selects growth and value equity securities by drawing from a variety of its fundamental growth and value investment disciplines to produce a blended equity component. Within each equity investment discipline, the Adviser is able to draw on the resources and expertise of multiple growth and value equity investment teams, specializing in different capitalization ranges and geographic regions (U.S. and non-U.S.), which are supported by more than 50 equity research analysts specializing in growth research, and more than 50 equity research analysts specializing in value research.

Each growth investment team selects stocks using a process that seeks to identify companies with strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. This discipline relies heavily upon the fundamental analysis and research of the Adviser's large internal growth research staff, which follows over 1,500 U.S. and non-U.S. companies. The Adviser's growth analysts prepare their own earnings estimates and financial models for each company followed. Research emphasis is placed on identifying companies whose substantially above-average prospective earnings growth is not fully reflected in current market valuations. Each growth investment team constructs a portfolio that emphasizes equity securities of a limited number of carefully selected, high-quality companies that are judged likely to achieve superior earnings growth.

Each value investment team seeks to identify companies whose long-term earnings power and dividend-paying capability are not reflected in the current market price of their securities. This fundamental value discipline relies heavily upon Bernstein's large internal value research staff, which follows over 1,500 U.S. and non-U.S. companies. Teams within the value research staff cover a given industry worldwide, to better understand each company's competitive position in a global context. Bernstein's staff of company and industry analysts prepares its own earnings estimates and financial models for each company analyzed. Bernstein identifies and quantifies the critical variables that control a business's performance and analyzes the results in order to forecast each company's long-term prospects and expected returns. Through application of this value investment process, each value investment team constructs a portfolio that emphasizes equity securities of a limited number of value companies.

In selecting tax-exempt fixed-income investments for the Strategy, the Adviser may draw on the capabilities of separate investment teams that specialize in different areas that are generally defined by the maturity of the debt securities and/or their ratings and that may include subspecialties. In selecting debt securities for the Strategy, these fixed-income teams draw on the resources and expertise of the Adviser's large internal fixed-income research staff, which includes over 50 dedicated fixed-income research analysts and economists. All fixed-income securities held by the Strategy will be of investment grade at the time of purchase. In the event that the rating of any security held by the Strategy falls below investment grade, the Strategy will not be obligated to dispose of such security and may continue to hold the obligation if, in the opinion of the Adviser, such investment is appropriate under the circumstances. The Strategy may also enter into inflation (CPI) swap agreements with a notional amount equal to approximately 10% of the Strategy's assets to protect against inflation risk.

The Strategy may invest without limit in non-U.S. securities, although it generally will not invest more than 25% of its total assets in such securities. The Strategy also may enter into forward commitments, make short sales of securities or maintain a short position, invest in rights or warrants, and invest up to 10% of its total assets in the securities of companies in emerging markets.

PRINCIPAL RISKS:
.. MARKET RISK: The value of the Strategy's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth or value, may be underperforming the stock market generally.

.. INTEREST RATE RISK: Changes in interest rates will affect the value of the Strategy's investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tend to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. Investments in fixed-income securities with lower credit ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

.. CREDIT RISK: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

.. FOREIGN (NON-U.S.) RISK: The Strategy's investments in Underlying Portfolios that invest in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

.. CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Strategy's investments or reduce its returns.

.. CAPITALIZATION RISK: Investments in small- and mid-capitalization companies may be more volatile than investments in large-cap companies. Investments in small-cap companies may have additional risks because these companies have limited product lines, markets, or financial resources.

.. MUNICIPAL MARKET RISK: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Strategy's investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. Recent adverse economic conditions have not affected the Strategy's investments or performance. To the extent that the Strategy invests more of its assets in a particular state's municipal securities, the Strategy may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes or earthquakes. The Strategy's investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project's ability to make payments of principal and interest on these securities.

As with all investments, you may lose money by investing in the Strategy.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Strategy by showing:

.. how the Strategy's performance changed from year to year over the life of the Strategy; and

.. how the Strategy's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information on the Strategy's website at www.AllianceBernstein.com (click on "Pricing & Performance").

The Strategy's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART
The annual returns in the bar chart are for the Strategy's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2010, the year-to-date unannualized return for Class A shares was 1.49%.

                                    [CHART]

                             Calendar Year End (%)

   00       01      02      03      04      05      06      07      08      09
 -----    -----   -----   -----   -----   -----   -----   -----   -----   -----
  5.33    -4.08    0.22    8.72    4.12    4.15    5.93    4.61  -13.57   13.57


During the period shown in the bar chart, the Strategy's:

BEST QUARTER WAS UP 7.48%, 3RD QUARTER, 2009; AND WORST QUARTER WAS DOWN -5.94%, 4TH QUARTER, 2008.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2009)



                                                                                  1 YEAR 5 YEARS 10 YEARS
---------------------------------------------------------------------------------------------------------
Class A*         Return Before Taxes                                               8.76%  1.64%    2.20%
                 ----------------------------------------------------------------------------------------
                 Return After Taxes on Distributions                               8.69%  1.42%    1.58%
                 ----------------------------------------------------------------------------------------
                 Return After Taxes on Distributions and Sale of Strategy Shares   6.43%  1.60%    1.69%
---------------------------------------------------------------------------------------------------------
Class B          Return Before Taxes                                               8.70%  1.78%    2.07%
---------------------------------------------------------------------------------------------------------
Class C          Return Before Taxes                                              11.78%  1.79%    1.94%
---------------------------------------------------------------------------------------------------------
Advisor Class**  Return Before Taxes                                              13.89%  2.81%    2.94%
---------------------------------------------------------------------------------------------------------
Barclays Capital 5-yr Gen'l Obl. Muni Bond Index
(reflects no deduction for fees, expenses, or taxes)                               7.38%  4.53%    5.23%
---------------------------------------------------------------------------------------------------------
S&P 500 Index
(reflects no deduction for fees, expenses, or taxes)                              26.46%  0.42%   -0.95%
---------------------------------------------------------------------------------------------------------
70% Barclays Capital 5-yr Gen'l Obl. Muni Bond Index/30% S&P 500 Index/#/
(reflects no deduction for fees, expenses, or taxes)                              13.33%  3.56%    2.32%
---------------------------------------------------------------------------------------------------------



*  After-tax returns:

   -Are shown for Class A shares only and will vary for Class B, Class C and Advisor Class shares because these Classes have different expense ratios;

   -Are estimates based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

   -Are not relevant to investors who hold Strategy shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

** Inception date for Advisor Class shares: 9/2/03. Performance information for periods prior to the inception of Advisor Class Shares is the performance of the Strategy's Class A shares adjusted to reflect the lower expense ratio of Advisor Class shares.

# The information in the 70% Barclays Capital 5-yr Gen'l Obl. Muni Bond Index/ 30% S&P 500 Index shows how the Strategy's performance compares with the returns of an index of securities similar to those in which the Strategy invests.

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Strategy.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Strategy's portfolio:



EMPLOYEE                 LENGTH OF SERVICE  TITLE
---------------------------------------------------------------------------------
Thomas J. Fontaine          Since 2008      Senior Vice President of the Adviser

Dokyoung Lee                Since 2008      Senior Vice President of the Adviser

Seth J. Masters             Since 2000      Senior Vice President of the Adviser

Christopher H. Nikolich     Since 2000      Senior Vice President of the Adviser

Patrick J. Rudden           Since 2009      Senior Vice President of the Adviser



ADDITIONAL INFORMATION
For important information about the purchase and sale of Strategy shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF STRATEGY SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 32 of this Prospectus.

ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF STRATEGY SHARES, TAXES AND FINANCIAL INTERMEDIARIES

     .   PURCHASE AND SALE OF STRATEGY SHARES

PURCHASE MINIMUMS



                                                                         INITIAL                SUBSEQUENT
---------------------------------------------------------------------------------------------------------------------
Class A/Class C Shares, including traditional IRAs and Roth               $2,500                    $50
IRAs (Class B shares are not currently offered to new shareholders)
---------------------------------------------------------------------------------------------------------------------
Automatic Investment Program                                         Less than $2,500               $50
                                                                                         If initial investment is
                                                                                        less than $2,500, then $200
                                                                                       monthly until account balance
                                                                                              reaches $2,500
---------------------------------------------------------------------------------------------------------------------
Advisor Class Shares (only available to fee-based programs or              None                    None
through other limited arrangements)
---------------------------------------------------------------------------------------------------------------------



You may sell (redeem) your shares each day the New York Stock Exchange is open. You may sell your shares through your financial intermediary or by mail (AllianceBernstein Investor Services, Inc., P.O. Box 786003, San Antonio, TX 78278-6003) or telephone (800-221-5672).

     .   TAX INFORMATION

Each Strategy may make income dividends or capital gains distributions, which may be subject to federal income taxes and taxable as ordinary income or capital gains and may also be subject to state and local taxes.

     .   PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of a Strategy through a broker-dealer or other financial intermediary (such as a bank), the Strategy and its related companies may pay the intermediary for the sale of Strategy shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Strategy over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

ADDITIONAL INFORMATION ABOUT THE STRATEGIES' RISKS AND INVESTMENTS
--------------------------------------------------------------------------------

This section of the Prospectus provides additional information about each Strategy and the Underlying Portfolios, including their investment practices and related risks.

DESCRIPTION OF UNDERLYING PORTFOLIOS
INVESTMENT OBJECTIVES AND PRINCIPAL POLICIES OF UNDERLYING PORTFOLIOS
A brief description of each of the Underlying Portfolios follows. Additional details are available in the Underlying Portfolios' prospectus or SAI. You may request a free copy of the Underlying Portfolios' prospectus and/or SAI by contacting the Adviser:



By Mail:   c/o AllianceBernstein Investor Services, Inc.
           P.O. Box 786003
           San Antonio, TX 78278-6003

By Phone:  For Information:         (800) 221-5672
           For Literature:          (800) 227-4618



ALLIANCEBERNSTEIN U.S. VALUE PORTFOLIO has an investment objective of seeking long-term growth of capital. This Portfolio invests primarily in a diversified portfolio of equity securities of U.S. companies with relatively larger market capitalizations as compared to the overall U.S. market. The Portfolio's investment policies emphasize investment in companies that Bernstein considers to be undervalued because they are attractively priced relative to their future earnings power and dividend-paying capability. Under normal circumstances, this Portfolio invests at least 80% of its net assets in equity securities issued by U.S. companies. The Adviser relies heavily on the fundamental analysis and research of Bernstein's large internal research staff in making investment decisions for the Portfolio.

ALLIANCEBERNSTEIN U.S. LARGE CAP GROWTH PORTFOLIO has an investment objective of seeking long-term growth of capital. This Portfolio invests primarily in equity securities of companies with relatively larger market capitalizations as compared to the overall U.S. equity market. The Portfolio focuses on a limited number of large, carefully selected U.S. companies that are judged likely to achieve superior earnings growth. The Adviser tends to focus on companies that have strong management, superior earnings positions, excellent balance sheets and superior earnings growth prospects. Normally, about 50-70 companies will be represented in the Portfolio's portfolio, with the 25 most highly regarded of these constituting approximately 70% of the Portfolio's net assets. The Portfolio may also invest in non-U.S. securities.

Under normal circumstances, this Portfolio invests at least 80% of its net assets in equity securities of large-capitalization U.S. companies. For these purposes, "large-capitalization U.S. companies" are those that, at the time of investment, have market capitalizations within the range of the market capitalizations of companies appearing in the Russell 1000(R) Growth Index. While the market capitalization of companies in the Russell 1000(R) Growth Index ranged from $1.028 billion to $339 billion as of October 31, 2010, this Portfolio normally will invest in common stocks of companies with market capitalizations of at least $5 billion at the time of purchase.

ALLIANCEBERNSTEIN MULTI-ASSET REAL RETURN PORTFOLIO has an investment objective of maximizing real return over inflation. This Portfolio invests primarily in instruments that the Adviser expects to outperform broad equity indices during periods of rising inflation. Under normal circumstances, this Portfolio expects to invest its assets principally in the following instruments that, in the judgment of the Adviser, are affected directly or indirectly by the level and change in the rate of inflation: inflation-protected fixed-income securities, such as Treasury Inflation-Protected Securities or TIPS, and similar bonds issued by governments outside of the United States, commodities, commodity-related stocks, real estate securities, utility securities, infra-structure related securities, currencies, and securities and derivatives linked to the price of other assets (such as commodities, stock indices and real estate).

This Portfolio's investments, other than inflation-protected securities, will focus equally on commodity-related equity securities, commodities and commodities derivatives, and real-estate equity securities.

The Portfolio may invest significantly in derivatives, such as options, futures, forwards and swaps, and intends to use leverage for investment purposes. This Portfolio will seek to gain exposure to physical commodities traded in the commodities markets through investments in derivatives, including investments in commodity index-linked notes. This Portfolio expects to make these investments primarily through investing up to 25% of its assets in a wholly-owned subsidiary organized under the laws of the Cayman Islands.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE PORTFOLIO has an investment objective of seeking long-term growth of capital. This Portfolio invests primarily in a diversified portfolio of equity securities of established companies selected from more than 40 industries and from more than 40 developed and emerging market countries.

This Portfolio normally invests in companies in at least three countries other than the United States. This Portfolio's investment policies emphasize investment in companies that Bernstein determines to be undervalued using a fundamental value approach. In selecting securities for this Portfolio, Bernstein uses its fundamental research to identify companies whose long-term earnings power is not reflected in the current market price of their securities.

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH PORTFOLIO has an investment objective of seeking long-term growth of capital. This Portfolio invests primarily in an international portfolio of companies selected by the Adviser for their growth potential within various market sectors. Examples of the types of market sectors in which the Portfolio may invest include, but are not limited to, information technology (which includes telecommunications), health care, financial services, infrastructure, energy and natural resources, and consumer groups. The Adviser's growth analysts use proprietary research to seek to identify companies or industries that other investors have underestimated or overlooked--for example, some hidden earnings driver (including, but not limited to, reduced competition, market share gain, better margin trend, increased consumer base, or similar factors) that would cause a company to grow faster than market forecasts.

The Portfolio invests, under normal circumstances, in the equity securities of companies located in at least three countries (and normally substantially more) other than the United States. The Portfolio invests in securities of companies in both developed and emerging market countries. The Adviser expects that normally the Portfolio's portfolio will tend to emphasize investments in larger capitalization companies and normally invests in 90-120 companies.

ALLIANCEBERNSTEIN SHORT DURATION BOND PORTFOLIO has an investment objective of seeking to provide a moderate rate of income that is subject to taxes. The Portfolio invests primarily in investment grade, U.S. Dollar-denominated fixed-income securities. Under normal circumstances, the Portfolio invests at least 80% of its net assets in fixed-income securities. The Portfolio seeks to maintain a relatively short duration of one to three years under normal market conditions.

The Portfolio may invest in many types of debt securities, including corporate bonds, notes, U.S. Government and agency securities, asset-backed securities, mortgage-related securities, and inflation-protected securities, as well as other securities of U.S. and non-U.S. issuers. The Portfolio may also invest up to 20% of its assets in debt securities denominated in currencies other than the U.S. Dollar. This Portfolio may also invest up to 20% of its assets in hybrid instruments, which have characteristics of futures, options, currencies and securities.

ALLIANCEBERNSTEIN INTERMEDIATE DURATION BOND PORTFOLIO has an investment objective of seeking to provide a moderate to high rate of income that is subject to taxes. This Portfolio may invest in many types of medium-quality debt securities, including corporate bonds, notes, U.S. government and agency securities, asset-backed securities, mortgage-related securities, and inflation-protected securities, as well as securities of U.S. and non-U.S. issuers. Under normal circumstances, this Portfolio invests at least 80% of its net assets in debt securities. This Portfolio seeks to maintain a relatively longer duration of three to six years under normal market conditions.

This Portfolio may also invest up to 20% of its total assets in debt securities denominated in currencies other than the U.S. Dollar. This Portfolio may also invest up to 20% of its assets in hybrid instruments, which have characteristics of futures, options, currencies and securities.

ALLIANCEBERNSTEIN BOND INFLATION PROTECTION PORTFOLIO has an investment objective of seeking to maximize real return without assuming what the Adviser considers to be undue risk. Real return equals total return less the estimated effect of inflation. The Portfolio pursues its objective by investing principally in TIPS directly or by gaining indirect exposure to TIPS through derivatives transactions such as total return swaps linked to TIPS. The Portfolio may also invest in other inflation-indexed securities, issued by both U.S. and non-U.S. issuers, and in derivative instruments linked to these securities. In addition, in seeking to maximize real return, the Portfolio may invest in other fixed-income investments such as U.S. and non-U.S. government securities, corporate fixed-income securities and mortgage-related securities, as well as derivatives linked to such securities.

Under normal circumstances, the Portfolio invests at least 80% of its net assets in fixed-income securities. While the Portfolio expects to invest principally in investment grade securities, it may invest up to 15% of its total assets in lower-rated securities ("junk bonds").

ALLIANCEBERNSTEIN HIGH-YIELD PORTFOLIO has an investment objective of seeking a high total return by maximizing current income and, to the extent consistent with that objective, capital appreciation. This Portfolio invests primarily in high yield debt securities. Under normal circumstances, this Portfolio invests at least 80% of its net assets in these types of securities.

This Portfolio invests in high yield, below investment grade debt securities, commonly known as "junk bonds." This Portfolio seeks to maximize current income by taking advantage of market developments, yield disparities, and variations in the creditworthiness of issuers. In addition to U.S. fixed-income securities, the Portfolio may invest in U.S. Dollar-denominated and non-U.S. Dollar-denominated foreign fixed-income securities. The Portfolio may use leverage for investment purposes by entering into transactions such as reverse repurchase agreements and dollar rolls.

ALLIANCEBERNSTEIN SMALL-MID CAP VALUE PORTFOLIO has an investment objective of seeking long-term growth of capital. The Portfolio invests primarily in a diversified portfolio of equity securities of small- to mid-capitalization U.S. companies generally representing 60-110 companies. Under normal circumstances, the Portfolio invests at least 80% of its net assets in small- to mid-capitalization companies. For these purposes, "small- and mid-capitalization companies" are those that, at the time of investment, fall within the capitalization range between the smallest company in the Russell 2500/(TM)/ Value Index and the greater of $5 billion or the market capitalization of the largest company in the Russell 2500/(TM)/ Value Index. As of October 31, 2010, market capitalizations of companies in the Russell 2500/(TM)/ Value Index ranged from $27 million to $9.15 billion. Because the Portfolio's definition of small- to mid-capitalization companies is dynamic, the lower and upper limits on market capitalization will change with the markets.

The Portfolio invests in securities determined by the Adviser to be undervalued, using Bernstein's fundamental value approach. In selecting securities for the Portfolio, Bernstein uses its fundamental research to identify companies whose long-term earnings power is not reflected in the current market price of their securities. The Portfolio may also invest up to 20% of its total assets in equity securities issued by non-U.S. companies.

ALLIANCEBERNSTEIN SMALL-MID CAP GROWTH PORTFOLIO has an investment objective of seeking long-term growth of capital. The Portfolio invests primarily in a diversified portfolio of equity securities of U.S. companies with relatively smaller market capitalizations as compared to the overall U.S. equity market. Under normal circumstances, the Portfolio invests at least 80% of its net assets in small- and mid-capitalization companies. For these purposes, "small- and mid-capitalization companies" are those that, at the time of investment, fall within the capitalization range between the smaller of $1 billion or the market capitalization of the smallest company in the Russell 2500/(TM)/ Growth Index and the greater of $6 billion or the market capitalization of the largest company in the Russell 2500/(TM)/ Growth Index. The market capitalizations of companies in the Russell 2500/(TM)/ Growth Index ranged from $32 million to $9.15 billion as of October 31, 2010. Because the Portfolio's definition of small- to mid-capitalization companies is dynamic, the upper limit on market capitalization will change with the markets.

The Portfolio may invest in any company and industry and in any type of equity security with the potential for capital appreciation. It invests in well-known and established companies and in new and less-seasoned companies. The Portfolio's investment policies emphasize investments in companies that are demonstrating improving financial results and a favorable earnings outlook. Normally, the Portfolio invests in approximately 60-120 companies broadly diversified by sector. The Portfolio may invest in foreign securities.

DESCRIPTION OF INVESTMENT PRACTICES OF THE STRATEGIES AND UNDERLYING PORTFOLIOS ALLIANCEBERNSTEIN WEALTH APPRECIATION STRATEGY, ALLIANCEBERNSTEIN BALANCED WEALTH STRATEGY and ALLIANCEBERNSTEIN CONSERVATIVE WEALTH STRATEGY may engage indirectly in one or more of the following investment practices listed below by investing in Underlying Portfolios. For the purposes of this discussion, references to a Strategy include an Underlying Portfolio. ALLIANCEBERNSTEIN TAX-MANAGED WEALTH APPRECIATION STRATEGY, ALLIANCEBERNSTEIN TAX-MANAGED BALANCED WEALTH STRATEGY and ALLIANCEBERNSTEIN TAX-MANAGED CONSERVATIVE WEALTH STRATEGY may engage or invest directly in one or more of the following investment practices. Most of these investment practices are discretionary, meaning the Adviser may or may not decide to use them.

DERIVATIVES
Each Strategy may, but is not required to, use derivatives for risk management purposes or as part of its investment strategies. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. A Strategy may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments and to obtain exposure to otherwise inaccessible markets.

There are four principal types of derivatives, including options, futures, forwards and swaps, which are described below. Derivatives may be
(i) standardized, exchange-traded contracts or (ii) customized, privately negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

A Strategy's use of derivatives may involve risks that are different from, or possibly greater than, the risks associated with investing directly in securities or other more traditional instruments. These risks include the risk that the value of a derivative instrument may not correlate perfectly, or at all, with the value of the assets, reference rates, or indexes that they are designed to track. Other risks include: the possible absence of a liquid secondary market for a particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired and the risk that the counterparty will not perform its obligations. Certain derivatives may have a leverage component and involve leverage risk. Adverse changes in the value or level of the underlying asset, note or index can result in a loss substantially greater than the Strategy's investment (in some cases, the potential loss is unlimited).

The Strategies' investments in derivatives may include, but are not limited to, the following:

.. FORWARD CONTRACTS. A forward contract is an agreement that obligates one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed upon price at a future date. A forward contract is either settled by physical delivery of the commodity or tangible asset to an agreed-upon location at a future date, rolled forward into a new forward contract or, in the case of a non-deliverable forward, by a cash payment at maturity. The Strategies' investments in forward contracts may include the following:

 - FORWARD CURRENCY EXCHANGE CONTRACTS. A Strategy may purchase or sell forward currency exchange contracts for hedging purposes to minimize the risk from adverse changes in the relationship between the U.S. Dollar and other currencies or for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Currency Transactions". A Strategy, for example, may enter into a forward contract as a transaction hedge (to "lock in" the U.S. Dollar price of a non-U.S. Dollar security), as a position hedge (to protect the value of securities the Strategy owns that are denominated in a foreign currency against substantial changes in the value of the foreign currency) or as a cross-hedge (to protect the value of securities the Strategy owns that are denominated in a foreign currency against substantial changes in the value of that foreign currency by entering into a forward contract for a different foreign currency that is expected to change in the same direction as the currency in which the securities are denominated).

.. FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Options on futures contracts are options that call for the delivery of futures contracts upon exercise. A Strategy may purchase or sell futures contracts and options thereon to hedge against changes in interest rates, securities (through index futures or options) or currencies.
  A Strategy may also purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Currency Transactions".

.. OPTIONS. An option is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy (a "call option") or sell (a "put option") the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. Investments in options are considered speculative. A Strategy may lose the premium paid for them if the price of the underlying security or other asset decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by a Strategy were permitted to expire without being sold or exercised, its premium would represent a loss to the Strategy. The Strategies' investments in options include the following:

 - OPTIONS ON FOREIGN CURRENCIES. A Strategy may invest in options on foreign currencies that are privately negotiated or traded on U.S. or foreign exchanges for hedging purposes to protect against declines in the U.S. Dollar value of foreign currency denominated securities held by a Strategy and against increases in the U.S. Dollar cost of securities to be acquired. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although if rates move adversely, a Strategy may forfeit the entire amount of the premium plus related transaction costs. A Strategy may also invest in options on foreign currencies for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Currency Transactions".

 - OPTIONS ON SECURITIES. A Strategy may purchase or write a put or call option on securities. A Strategy may write covered options, which means writing an option for securities the Strategy owns, and uncovered options.

 - OPTIONS ON SECURITIES INDICES. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

.. SWAP TRANSACTIONS. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). Swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Strategy receiving or paying, as the case may be, only the net amount of the two payments). Except for currency swaps, the notional principal amount is used solely to calculate the payment stream, but is not exchanged. The Strategies' investments in swap transactions include the following:

 - CURRENCY SWAPS. A Strategy may invest in currency swaps for hedging purposes to protect against adverse changes in exchange rates between the U.S. Dollar and other currencies or for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Currency Transactions". Currency swaps involve the individually negotiated exchange by a Strategy with another party of a series of payments in specified currencies. Actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination, of the transaction. Therefore, the entire principal value of a currency swap is subject to the risk that the swap counterparty will default on its contractual delivery obligations. If there is a default by the counterparty to the transaction, the Strategy will have contractual remedies under the transaction agreements.

 - INTEREST RATE SWAPS, SWAPTIONS, CAPS, AND FLOORS. Interest rate swaps involve the exchange by a Strategy with another party of payments calculated by reference to specified interest rates (e.g., an exchange of floating rate payments for fixed rate payments). Unless there is a counterparty default, the risk of loss to the Strategy from interest rate swap transactions is limited to the net amount of interest payments that the Strategy is contractually obligated to make. If the counterparty to an interest rate swap transaction defaults, the Strategy's risk of loss consists of the net amount of interest payments that the Strategy is contractually entitled to receive.

   An option on a swap agreement, also called a "swaption," is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based "premium." A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

   The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on an agreed principal amount from the party selling the interest rate floor. Caps and floors may be less liquid than swaps.

   There is no limit on the amount of interest rate transactions that may be entered into by a Strategy. The value of these transactions will fluctuate based on changes in interest rates. Interest rate swap, cap, and floor transactions may be used to preserve a return or spread on a particular investment or a portion of a Strategy's portfolio or to protect against an increase in the price of securities a Strategy anticipates purchasing at a later date.

 - CREDIT DEFAULT SWAP AGREEMENTS. The "buyer" in a credit default swap agreement is obligated to pay the "seller" a periodic stream of payments over the term of the agreement in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. A Strategy may be either the buyer or seller in the transaction. If a Strategy is a seller, the Strategy receives a fixed rate of income throughout the term of the agreement, which typically is between one month and five years, provided that no credit event occurs. If a credit event occurs, a Strategy typically must pay the contingent payment to the buyer, which is typically the "par value" (full notional value) of the reference obligation. The contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of the face amount of the obligation. The value of the reference obligation received by a Strategy coupled with the periodic payments previously received may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Strategy. If the reference obligation is a defaulted security, physical delivery of the security will cause a Strategy to hold a defaulted security. If a Strategy is a buyer and no credit event occurs, the Strategy will lose its periodic stream of payments over the term of the contract. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

   Credit default swaps may involve greater risks than if a Strategy had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk.

..  OTHER DERIVATIVES AND STRATEGIES

 - CURRENCY TRANSACTIONS. A Strategy may invest in non-U.S. Dollar-denominated securities on a currency hedged or un-hedged basis. The Adviser may actively manage a Strategy's currency exposures and may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and options. The Adviser may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by a Strategy and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. A Strategy may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

 - SYNTHETIC FOREIGN EQUITY SECURITIES. The Strategies may invest in different types of derivatives generally referred to as synthetic foreign equity securities. These securities may include international warrants or local access products. International warrants are financial instruments issued by banks or other financial institutions, which may or may not be traded on a foreign exchange. International warrants are a form of derivative security that may give holders the right to buy or sell an underlying security or a basket of securities representing an index from or to the issuer of the warrant for a particular price or may entitle holders to receive a cash payment relating to the value of the underlying security or index, in each case upon exercise by the Strategy. Local access products are similar to options in that they are exercisable by the holder for an underlying security or a cash payment based upon the value of that security, but are generally exercisable over a longer term than typical options. These types of instruments may be American style, which means that they can be exercised at any time on or before the expiration date of the international warrant, or European style, which means that they may be exercised only on the expiration date.

   Other types of synthetic foreign equity securities in which a Strategy may invest include covered warrants and low exercise price warrants. Covered warrants entitle the holder to purchase from the issuer, typically a financial institution, upon exercise, common stock of an international company or receive a cash payment (generally in U.S. Dollars). The issuer of the covered warrants usually owns the underlying security or has a mechanism, such as owning equity warrants on the underlying securities, through which it can obtain the underlying securities. The cash payment is calculated according to a predetermined formula, which is generally based on the difference between the value of the underlying security on the date of exercise and the strike price. Low exercise price warrants are warrants with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue (e.g., one cent or less). The buyer of a low exercise price warrant effectively pays the full value of the underlying common stock at the outset. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the price of the common stock relating to exercise or the settlement date is determined, during which time the price of the underlying security could change significantly. In addition, the exercise or settlement date of the warrants may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. Dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the warrants, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the warrants may become worthless, resulting in a total loss of the purchase price of the warrants.

   The Strategies will acquire synthetic foreign equity securities issued by entities deemed to be creditworthy by the Adviser, which will monitor the creditworthiness of the issuers on an ongoing basis. Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or cash in lieu thereof. These instruments may also be subject to liquidity risk because there may be a limited secondary market for trading the warrants. They are also subject, like other investments in foreign securities, to foreign (non-U.S.) risk and currency risk.

ADJUSTABLE RATE SECURITIES
Each Strategy may invest in adjustable rate securities. Adjustable rate securities are securities that have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Some adjustable rate securities are backed by pools of mortgage loans. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, these securities are still subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. Because the interest rate is reset only periodically, changes in the interest rate on adjustable rate securities may lag behind changes in prevailing market interest rates. Also, some adjustable rate securities (or the underlying mortgages) are subject to caps or floors that limit the maximum change in the interest rate during a specified period or over the life of the security.

ASSET-BACKED SECURITIES
Asset-backed securities (unrelated to first mortgage loans) represent fractional interests in pools of leases, retail installment loans, revolving credit receivables and other payment obligations, both secured and unsecured. These assets are generally held by a trust and payments of principal and interest or interest only are passed through monthly or quarterly to certificate holders and may be guaranteed up to certain amounts by letters of credit issued by a financial institution affiliated or unaffiliated with the trustee or originator of the trust.

Like mortgages underlying mortgage-backed securities, underlying automobile sales contracts or credit card receivables are subject to prepayment, which may reduce the overall return to certificate holders. Certificate holders may also experience delays in payment on the certificates if the full amounts due on underlying sales contracts or receivables are not realized by the trust because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors.

CONVERTIBLE SECURITIES
Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which generally provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the convertible security less volatile than the underlying equity security. As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they offer investors the potential to benefit from increases in the market prices of the underlying common stock. Convertible debt securities that are rated Baa3 or lower by Moody's Investors Service, Inc. ("Moody's") or BBB-or lower by Standard & Poor's Rating Services ("S&P") or Fitch Ratings ("Fitch") and comparable unrated securities may share some or all of the risks of debt securities with those ratings.

EQUITY-LINKED DEBT SECURITIES
Equity-linked debt securities are securities on which the issuer is obligated to pay interest and/or principal that is linked to the performance of a specified index of equity securities. The interest or principal payments may be significantly greater or less than payment obligations for other types of debt securities. Adverse changes in equity securities indices and other adverse changes in the securities markets may reduce payments made under, and/or the principal of, equity-linked debt securities held by a Strategy. As with any debt securities, the values of equity-linked debt securities will generally vary inversely with changes in interest rates. A Strategy's ability to dispose of equity-linked debt securities will depend on the availability of liquid markets for such securities. Investment in equity-linked debt securities may be considered to be speculative.

FORWARD COMMITMENTS
Forward commitments for the purchase or sale of securities may include purchases on a when-issued basis or purchases or sales on a delayed delivery basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring or approval of a proposed financing by appropriate authorities (i.e., a "when, as and if issued" trade).

When forward commitments with respect to fixed-income securities are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but payment for and delivery of the securities take place at a later date. Securities purchased or sold under a forward commitment are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date. There is the risk of loss if the value of either a purchased security declines before the settlement date or the security sold increases before the settlement date. The use of forward commitments helps a Strategy to protect against anticipated changes in interest rates and prices.

ILLIQUID SECURITIES
Under current Securities and Exchange Commission ("Commission") guidelines, the Strategies limit their investments in illiquid securities to 15% of their net assets. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount a Strategy has valued the securities. A Strategy that invests in illiquid securities may not be able to sell such securities and may not be able to realize their full value upon sale. Restricted securities (securities subject to legal or contractual restrictions on resale) may be illiquid. Some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 (the "Securities Act") or certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

INFLATION-PROTECTED SECURITIES OR IPS
Inflation-protected securities, or IPS, are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-protected securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Inflation-protected securities tends to react to change in response to changes in real interest rates. In general, the price of an inflation-protected security can fall when real interest rates rise and can rise when real interest rates fall. Interest payments on inflation-protected securities can be unpredictable and will vary as the principal or interest is adjusted for inflation.

Treasury Inflation Protected Securities, or TIPS, which are issued by the U.S. Treasury, use the Consumer Price Index for Urban Consumers, or the CPI, as the inflation measure. The principal of a TIPS increases with inflation and decreases with deflation, as measured by the CPI. When a TIPS matures, the holder is paid the adjusted principal or original principal, whichever is greater. TIPS pay interest twice a year, at a fixed rate, which is determined by auction at the time the TIPS are issued. The rate is applied to the adjusted principal; so, like the principal, interest payments rise with inflation and fall with deflation. TIPS are issued in terms of 5, 10, and 20 years.

INVESTMENT IN OTHER INVESTMENT COMPANIES
The Strategies may invest in other investment companies as permitted by the Investment Company Act of 1940 (the "1940 Act") or the rules and regulations thereunder. The Strategies intend to invest uninvested cash balances in an affiliated money market fund as permitted by Rule 12d1-1 under the 1940 Act. If a Strategy acquires shares in investment companies, shareholders would bear, indirectly, the expenses of such investment companies (which may include management and advisory fees), which are in addition to the Strategy's expenses. A Strategy may also invest in exchange-traded funds, subject to the restrictions and limitations of the 1940 Act or any applicable rules, exemptive orders or regulatory guidance.

INVESTMENTS IN BELOW INVESTMENT GRADE FIXED-INCOME SECURITIES
ALLIANCEBERNSTEIN TAX-MANAGED BALANCED WEALTH STRATEGY may invest in high-yield, fixed-income and convertible securities rated below investment grade at the time of purchase, or, if unrated, judged by the Adviser to be of comparable quality. These securities (and comparable unrated securities) are commonly referred to as "junk bonds." The Strategy will generally invest in securities rated at the time of purchase at least Caa- by Moody's or CCC- by S&P or Fitch, or in unrated securities judged by the Adviser to be of comparable quality at the time of purchase. However, from time to time, the Strategy may invest in securities rated in the lowest grades of Moody's, S&P or Fitch, or in unrated securities judged by the Adviser to be of comparable quality, if the Adviser determines that there are prospects for an upgrade or a favorable conversion into equity securities (in the case of convertible securities). Securities rated D by S&P are in default.

Investments in securities rated below investment grade may be subject to greater risk of loss of principal and interest than higher-rated securities. These securities are also generally considered to be subject to greater market risk than higher-rated securities. The capacity of issuers of these securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, below investment grade securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities.

The market for these securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for these securities, the Strategy may experience difficulty in valuing such securities and, in turn, the Strategy's assets.

The Adviser will try to reduce the risk inherent in investment in below investment grade securities through credit analysis, diversification and attention to current developments and trends in interest rates and economic and political conditions. However, there can be no assurance that losses will not occur. Since the risk of default is higher for below investment grade securities, the Adviser's research and credit analysis are a correspondingly more important aspect of its program for managing the Strategy's securities than would be the case if the Strategy did not invest in below investment grade securities.

MORTGAGE-BACKED SECURITIES AND RELATED RISKS
Investing in mortgage-backed securities involves certain unique risks in addition to those risks associated with investment in the real estate industry in general. The value of mortgage-backed or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early prepayments of principal on some mortgage-backed securities may occur during periods of falling mortgage interest rates and expose a Strategy to a lower rate of return upon reinvestment of principal. Early payments associated with mortgage-backed securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. During periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-backed securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-backed security is inaccurately predicted, a Strategy may not be able to realize the rate of return it expected.

Mortgage-backed securities include mortgage pass-through certificates and multiple-class pass-through securities, such as REMIC pass-through certificates, CMOs and stripped mortgage-backed securities ("SMBS"), and other types of mortgage-backed securities that may be available in the future.

MUNICIPAL SECURITIES
Municipal securities are debt obligations issued by or on behalf of the states, territories or possessions of the United States, or their political subdivisions, agencies or instrumentalities, the District of Columbia or Puerto Rico, where the interest from such securities is, according to the information reasonably available to the Adviser, in the opinion of bond counsel at the time of issuance, exempt from federal income tax. Municipal securities include "private activity bonds" such as industrial revenue bonds, the interest income from which is subject to the alternative minimum tax.

The two principal classifications of municipal securities are general obligation and revenue or special obligation securities. General obligation securities are secured by the issuer's pledge of its faith and credit and taxing power for the payment of principal and interest. The term "issuer" means the agency, authority, instrumentality or other political subdivision, the assets and revenues of which are available for the payment of the principal and interest on the securities. Revenue or special obligation securities are payable only from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special tax or other specific revenue source and generally are not payable from the unrestricted revenues of the issuer. Some municipal securities are municipal lease obligations. Lease obligations usually do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, although the lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make payments in future years unless money is appropriated for such purpose on a yearly basis. Pursuant to procedures established by the Strategies' Board of Trustees ("Board"), the Adviser will be responsible for determining the credit quality of unrated municipal lease obligations on an ongoing basis, including assessment of the likelihood that the lease will not be canceled. Some municipal lease obligations may be illiquid. Municipal securities include certain asset-backed certificates representing interests in trusts that include pools of installment payment agreements, leases or other debt obligations of state or local governmental entities. Some municipal securities are covered by insurance or other credit enhancements procured by the issuer or underwriter guaranteeing timely payment of principal and interest.

Yields on municipal securities are dependent on a variety of factors, including the general conditions of the municipal securities market, the size of a particular offering, the maturity of the obligation and the rating of the issue. An increase in interest rates generally will reduce the market value of portfolio investments, and a decline in interest rates generally will increase the value of portfolio investments. Municipal securities with longer maturities tend to produce higher yields and are generally subject to greater price movements than obligations with shorter maturities. The achievement of the investment objectives of ALLIANCEBERNSTEIN TAX-MANAGED BALANCED WEALTH STRATEGY and ALLIANCEBERNSTEIN TAX-MANAGED CONSERVATIVE WEALTH STRATEGY depends in part on the continuing ability of the issuers of municipal securities in which the Strategies invest to meet their obligations for the payment of principal and interest when due. Municipal securities historically have not been subject to registration with the Commission, although from time to time there have been proposals which would require registration in the future. After purchase by a Strategy, a municipal security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Strategy. Neither event requires sales of such a security by the relevant Strategy, but the Adviser will consider such event in its determination of whether the Strategy should continue to hold the security. To the extent that the ratings given by Moody's, S&P or Fitch may change as a result of changes in such organizations or their rating systems, the Adviser will attempt to use such changed ratings in a manner consistent with each relevant Strategy's quality criteria.

Obligations of issuers of municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the ability of any issuer to pay, when due, the principal or the interest on its municipal bonds may be materially affected.

PREFERRED STOCK
Each Strategy may invest in preferred stock. Preferred stock is subordinated to any debt the issuer has outstanding. Accordingly, preferred stock dividends are not paid until all debt obligations are first met. Preferred stock may be subject to more fluctuations in market value, due to changes in market participants' perceptions of the issuer's ability to continue to pay dividends, than debt of the same issuer.

REAL ESTATE INVESTMENT TRUSTS (REITS)
REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies such as the Strategies, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. A Strategy will indirectly bear its proportionate share of expenses incurred by REITs in which the Strategy invests in addition to the expenses incurred directly by the Strategy.

REPURCHASE AGREEMENTS AND BUY/SELL BACK TRANSACTIONS
Each Strategy may enter into repurchase agreements in which a Strategy purchases a security from a bank or broker-dealer, which agrees to repurchase the security from the Strategy at an agreed-upon future date, normally a day or a few days later. The purchase and repurchase transactions are transacted under one agreement. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit a Strategy to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. If the bank or broker-dealer defaults on its repurchase obligation, a Strategy would suffer a loss to the extent that the proceeds from the sale of the security were less than the repurchase price.

Each Strategy may enter into buy/sell back transactions, which are similar to repurchase agreements. In this type of transaction, a Strategy enters a trade to buy securities at one price and simultaneously enters a trade to sell the same securities at another price on a specified date. Similar to a repurchase agreement, the repurchase price is higher than the sale price and reflects current interest rates. Unlike a repurchase agreement, however, the buy/sell back transaction is considered two separate transactions.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS
Each Strategy may enter into reverse repurchase agreements and dollar rolls, subject to the Strategies' limitations on borrowings. A reverse repurchase agreement or dollar roll involves the sale of a security by a Strategy and its agreement to repurchase the instrument at a specified time and price, and may be considered a form of borrowing for some purposes. Reverse repurchase agreements, dollar rolls and other forms of borrowings may create leveraging risk for a Strategy. In addition, reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities a Strategy is obligated to repurchase may decline below the purchase price.

Dollar rolls involve sales by a Strategy of securities for delivery in the current month and the Strategy's simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, a Strategy forgoes principal and interest paid on the securities. A Strategy is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities a Strategy is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, a Strategy's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Strategy's obligation to repurchase the securities.

RIGHTS AND WARRANTS
Rights and warrants are option securities permitting their holders to subscribe for other securities. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. As a result, an investment in rights and warrants may be considered more speculative than certain other types of investments. In addition, the value of a right or a warrant does not necessarily change with the value of the underlying securities, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date.

SHORT SALES
A Strategy may make short sales as a part of overall portfolio management or to offset a potential decline in the value of a security. A short sale involves the sale of a security that a Strategy does not own, or if the Strategy owns the security, is not to be delivered upon consummation of the sale. When the Strategy makes a short sale of a security that it does not own, it must borrow from a broker-dealer the security sold short and deliver the security to the broker-dealer upon conclusion of the short sale.

If the price of the security sold short increases between the time of the short sale and the time a Strategy replaces the borrowed security, the Strategy will incur a loss; conversely, if the price declines, the Strategy will realize a short-term capital gain. Although a Strategy's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

STANDBY COMMITMENT AGREEMENTS
Standby commitment agreements are similar to put options that commit a Strategy, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Strategy at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement, the Strategy is paid a commitment fee, regardless of whether the security ultimately is issued.

There is no guarantee that a security subject to a standby commitment will be issued. In addition, the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security is at the option of the issuer, a Strategy will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Strategy.

VARIABLE, FLOATING AND INVERSE FLOATING RATE SECURITIES
These securities have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Some of these securities are backed by pools of mortgage loans. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of these securities, they are still subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. Because the interest rate is reset only periodically, changes in the interest rate on these securities may lag behind changes in prevailing market interest rates. Also, some of these securities (or the underlying mortgages) are subject to caps or floors that limit the maximum change in the interest rate during a specified period or over the life of the security.

ZERO-COUPON AND PAYMENT-IN-KIND BONDS
Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer to make current interest payments on the bonds in additional bonds. Because zero-coupon bonds and payment-in-kind bonds do not pay current interest in cash, their value is generally subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest in cash currently. Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. These bonds may involve greater credit risks than bonds paying interest currently. Although these bonds do not pay current interest in cash, a Strategy is nonetheless required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, a Strategy could be required at times to liquidate other investments in order to satisfy its dividend requirements.

ADDITIONAL RISK CONSIDERATIONS
Investments in the Strategies involve the special risk considerations described below.

FOREIGN (NON-U.S.) SECURITIES
Investing in foreign securities involves special risks and considerations not typically associated with investing in U.S. securities. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. A Strategy that invests in foreign securities may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States.

Securities registration, custody, and settlement may in some instances be subject to delays and legal and administrative uncertainties. Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the costs and expenses of a Strategy. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain of the countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

A Strategy also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Investing in local markets may require a Strategy to adopt special procedures or seek local governmental approvals or other actions, any of which may involve additional costs to a Strategy. These factors may affect the liquidity of a Strategy's investments in any country and the Adviser will monitor the effect of any such factor or factors on a Strategy's investments. Transaction costs, including brokerage commissions for transactions both on and off the securities exchanges, in many foreign countries are generally higher than in the United States.

Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting, and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects, and less information may be available to investors in foreign securities than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about most U.S. issuers.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, revolutions, wars or diplomatic developments could affect adversely the economy of a foreign country. In the event of nationalization, expropriation, or other confiscation, a Strategy could lose its entire investment in securities in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Strategy than that provided by U.S. laws.

Investments in securities of companies in emerging markets involve special risks. There are approximately 100 countries identified by the World Bank as Low Income, Lower Middle Income and Upper Middle Income countries that are generally regarded as Emerging Markets. Emerging market countries that the

Adviser currently considers for investment are listed below. Countries may be added to or removed from this list at any time.



Algeria                                Hong Kong                              Poland
Argentina                              Hungary                                Qatar
Belize                                 India                                  Romania
Brazil                                 Indonesia                              Russia
Bulgaria                               Israel                                 Singapore
Chile                                  Jamaica                                Slovakia
China                                  Jordan                                 Slovenia
Colombia                               Kazakhstan                             South Africa
Costa Rica                             Lebanon                                South Korea
Cote D'Ivoire                          Malaysia                               Taiwan
Croatia                                Mexico                                 Thailand
Czech Republic                         Morocco                                Trinidad & Tobago
Dominican Republic                     Nigeria                                Tunisia
Ecuador                                Pakistan                               Turkey
Egypt                                  Panama                                 Ukraine
El Salvador                            Peru                                   Uruguay
Guatemala                              Philippines                            Venezuela



Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. Dollar, and devaluation may occur subsequent to investments in these currencies by a Strategy. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Strategy to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

FOREIGN (NON-U.S.) CURRENCIES
A Strategy that invests some portion of its assets in securities denominated in, and receives revenues in, foreign currencies will be adversely affected by reductions in the value of those currencies relative to the U.S. Dollar. Foreign currency exchange rates may fluctuate significantly. They are determined by supply and demand in the foreign exchange markets, the relative merits of investments in different countries, actual or perceived changes in interest rates, and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks or by currency controls or political developments. In light of these risks, a Strategy may engage in certain currency hedging transactions, as described above, which involve certain special risks.

A Strategy may also invest directly in foreign currencies for non-hedging purposes directly on a spot basis (i.e., cash) or through derivative transactions, such as forward currency exchange contracts, futures and options thereon, swaps and options as described above. These investments will be subject to the same risks. In addition, currency exchange rates may fluctuate significantly over short periods of time, causing a Strategy's net asset value ("NAV") to fluctuate.

RISKS OF INVESTMENTS IN FIXED-INCOME SECURITIES
The value of a Strategy's investments in fixed-income securities will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of fixed-income securities generally rise. Conversely, during periods of rising interest rates, the values of fixed-income securities generally decline.

In periods of increasing interest rates, a Strategy may, to the extent it holds mortgage-backed securities, be subject to the risk that the average dollar-weighted maturity of the Strategy's portfolio of debt or other fixed-income securities may be extended as a result of lower than anticipated prepayment rates.

Securities rated Baa (including Baa1, Baa2 and Baa3) or BBB (including BBB+ and BBB-) are considered to have speculative characteristics and share some of the same characteristics as lower rated securities. Sustained periods of deteriorating economic conditions or of rising interest rates are more likely to lead to a weakening in the issuer's capacity to pay interest and repay principal than in the case of higher-rated securities.

To the extent that they invest in non-U.S. fixed-income obligations, certain of the Strategies are subject to increased credit risk because of the difficulties of requiring non-U.S. entities, including issuers of sovereign debt, to honor their contractual commitments, and because a number of non-U.S. governments and other issuers are already in default. In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States. As a result, a Strategy may be unable to obtain or enforce judgments against non-U.S. entities.

UNRATED SECURITIES
Unrated securities will also be considered for investment by the Strategies when the Adviser believes that the financial condition of the issuers of such securities, or the protection afforded by the terms of the securities themselves, limits the risk to a particular Strategy to a degree comparable to that of rated securities that are consistent with the Strategy's objective and policies.

FUTURE DEVELOPMENTS
An Underlying Portfolio may take advantage of other investment practices that are not currently contemplated for use by the Underlying Portfolios, or are not available but may yet be developed, to the extent such investment practices are consistent with the Underlying Portfolio's investment objective and legally permissible for the Underlying Portfolio. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.

CHANGES IN INVESTMENT OBJECTIVES AND POLICIES
The Strategies' Board or the Underlying Portfolios' Board of Trustees ("Trustees") may change a Strategy's or an Underlying Portfolio's investment objective without shareholder approval. The Strategy or the Underlying Portfolio will provide shareholders with 60 days' prior written notice of any change to the Strategy's or Underlying Portfolio's investment objective. Unless otherwise noted, all other investment policies of a Strategy or the Underlying Portfolio may be changed without shareholder approval.

TEMPORARY DEFENSIVE POSITION
For temporary defensive purposes in an attempt to respond to adverse market, economic, political or other conditions, a Strategy may reduce its position in equity or fixed-income securities and invest in, without limit, certain types of short-term, liquid, high grade or high-quality (depending on the Strategy) debt securities. While a Strategy is investing for temporary defensive purposes, it may not meet its investment objectives.

PORTFOLIO HOLDINGS
A description of the Strategies' and Underlying Portfolios' policies and procedures with respect to the disclosure of portfolio securities is available in the Strategies' SAI.

INVESTING IN THE STRATEGIES
--------------------------------------------------------------------------------


This section discusses how to buy, sell or redeem, or exchange different classes of shares of a Strategy that are offered in this Prospectus. Each Strategy offers four classes of shares through this Prospectus. Retirement shares of the Strategies, which are not offered for the Tax-Managed Strategies, are available through a separate Prospectus.


Each share class represents an investment in the same portfolio of securities, but the classes may have different sales charges and bear different ongoing distribution expenses. For additional information on the differences between the different classes of shares and factors to consider when choosing among them, please see "The Different Share Class Expenses" and "The 'Pros' and 'Cons' of Different Share Classes" below. ONLY CLASS A SHARES OFFER QUANTITY DISCOUNTS ON SALES CHARGES, as described under "Sales Charge Reduction Programs" below.

HOW TO BUY SHARES
The purchase of a Strategy's shares is priced at the next determined NAV after your order is received in proper form.

CLASS A, CLASS B AND CLASS C SHARES

EFFECTIVE JANUARY 31, 2009, SALES OF CLASS B SHARES OF THE STRATEGIES TO NEW INVESTORS WERE SUSPENDED. CLASS B SHARES MAY ONLY BE PURCHASED (I) BY EXISTING CLASS B SHAREHOLDERS AS OF JANUARY 31, 2009, (II) THROUGH EXCHANGE OF CLASS B SHARES FROM ANOTHER ALLIANCEBERNSTEIN MUTUAL FUND, OR (III) AS OTHERWISE DESCRIBED BELOW.


You may purchase a Strategy's Class A, Class B or Class C shares through financial intermediaries, such as broker-dealers or banks. You also may purchase shares directly from the Strategies' principal underwriter, AllianceBernstein Investments, Inc., or ABI.

PURCHASE MINIMUMS AND MAXIMUMS

MINIMUMS:*

--Initial:     $2,500
--Subsequent:  $   50


*Purchase minimums may not apply to some accounts established in connection with the Automatic Investment Program and to some retirement-related investment programs. Please see "Automatic Investment Program" and "Retirement Plans, Tax-Deferred Accounts and Employee Benefit Plans" below. Additionally, these investment minimums do not apply to persons participating in a fee-based program sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI.


MAXIMUM INDIVIDUAL PURCHASE AMOUNT:

--Class A shares        None
--Class B shares  $  100,000
--Class C shares  $1,000,000


Your broker or financial intermediary must receive your purchase request by 4:00 p.m., Eastern time, and submit it to the Strategy by a pre-arranged time for you to receive the next-determined NAV, less any applicable initial sales charge.

If you are an existing Strategy shareholder and you have completed the appropriate section of the Mutual Fund Application, you may purchase additional shares by telephone with payment by electronic funds transfer in amounts not exceeding $500,000. AllianceBernstein Investors Services, Inc., or ABIS, must receive and confirm telephone requests before 4:00 p.m., Eastern time, to receive that day's public offering price. Call 800-221-5672 to arrange a transfer from your bank account.


ADVISOR CLASS SHARES

You may purchase Advisor Class shares through your financial advisor at NAV. Advisor Class shares may be purchased and held solely:


.. through accounts established under a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI;

.. through a defined contribution employee benefit plan (e.g., a 401(k) plan) that has at least $10,000,000 in assets and that purchases shares directly without the involvement of a financial intermediary; and

.. by investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies.



RETIREMENT PLANS, TAX-DEFERRED ACCOUNTS AND EMPLOYEE BENEFIT PLANS
Special eligibility rules apply to these types of investments. Except as indicated, there are no investment minimums for the plans listed below. Class A shares are available to:

..  Traditional and Roth IRAs (the minimums listed in the table above apply);

..  SEPs, SAR-SEPs, SIMPLE IRAs, and individual 403(b) plans;


.. AllianceBernstein-sponsored Coverdell Education Savings Accounts ($2,000 initial investment minimum, $150 Automatic Investment Program monthly minimum);


..  AllianceBernstein Link, AllianceBernstein Individual 401(k), and
   AllianceBernstein SIMPLE IRA plans; and


.. certain defined contribution retirement plans that do not have plan level or omnibus accounts on the books of a Strategy.

Group retirement plans that selected Class B shares as an investment alternative under their plans before September 2, 2003 may continue to purchase Class B shares.


Class C shares are available to AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with less than $250,000 in plan assets and 100 employees and to group retirement plans with plan assets of less than $1,000,000.

REQUIRED INFORMATION

Each Strategy is required by law to obtain, verify and record certain personal information from you or persons on your behalf in order to establish an account. Required information includes name, date of birth, permanent residential address and taxpayer identification number (for most investors, your social security number). A Strategy may also ask to see other identifying documents. If you do not provide the information, the Strategy will not be able to open your account. If a Strategy is unable to verify your identity, or that of another person(s) authorized to act on your behalf, or if the Strategy believes it has identified potentially criminal activity, that Strategy reserves the right to take action it deems appropriate or as required by law, which may include closing your account. If you are not a U.S. citizen or resident alien, your account must be affiliated with a Financial Industry Regulatory Authority ("FINRA") member firm.

A Strategy is required to withhold 28% of taxable dividends, capital gains distributions, and redemptions paid to any shareholder who has not provided the Strategy with his or her correct taxpayer identification number. To avoid this, you must provide your correct tax identification number on your Mutual Fund Application.


GENERAL
ABI may refuse any order to purchase shares. Each Strategy reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

THE DIFFERENT SHARE CLASS EXPENSES
This section describes the different expenses of investing in each class and explains factors to consider when choosing a class of shares. The expenses can include distribution and/or service (Rule 12b-1) fees, initial sales charges and/or CDSCs. ONLY CLASS A SHARES OFFER QUANTITY DISCOUNTS, as described below.

                           WHAT IS A RULE 12B-1 FEE?

  A Rule 12b-1 fee is a fee deducted from a Strategy's assets that is used to pay for personal service, maintenance of shareholder accounts and distribution costs, such as advertising and compensation of financial intermediaries. The amount of each share class's Rule 12b-1 fee, if any, is disclosed below and in the Strategy's fee table included in the Summary Information above.


ASSET-BASED SALES CHARGES OR DISTRIBUTION AND/OR SERVICE (RULE 12B-1) FEES

Each Strategy has adopted a plan under Rule 12b-1 under the 1940 Act that allows the Strategy to pay asset-based sales charges or distribution and/or service (Rule 12b-1) fees for the distribution and sale of its shares. The amount of these fees for each class of a Strategy's shares is up to:


                                  DISTRIBUTION AND/OR SERVICE
                                    (RULE 12B-1) FEE (AS A
                                    PERCENTAGE OF AGGREGATE
                                   AVERAGE DAILY NET ASSETS)
                   ------------------------------------------
                   Class A                   0.30%*
                   Class B                   1.00%
                   Class C                   1.00%
                   Advisor Class             None

*The Rule 12b-1 Plan for the Class A shares provides for payments of up to 0.50% of aggregate average daily net assets, although the Strategies' Board currently limits the payments to 0.30%.

Because these fees are paid out of a Strategy's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees. Class B and Class C shares are subject to higher Rule 12b-1 fees than Class A shares. Class B shares are subject to these higher fees for a period of eight years, after which they convert to Class A shares. Because higher fees mean a higher expense ratio, Class B and Class C shares pay correspondingly lower dividends and may have a lower NAV (and returns) than Class A shares. All or some of these fees may be paid to financial intermediaries, including your financial advisor's firm.

CLASS A SHARES - INITIAL SALES CHARGE ALTERNATIVE

You can purchase Class A shares at their public offering price (or cost), which is NAV plus an initial sales charge of up to 4.25% of the offering price. Any applicable sales charge will be deducted directly from your investment. Larger investments are subject to "breakpoints" or "quantity discounts" as discussed below. Purchases of Class A shares in the amount of $1,000,000 or more or by AllianceBernstein or non-AllianceBernstein sponsored group retirement plans are not subject to an initial sales charge, but may be subject to a 1% CDSC if redeemed or terminated within one year.


CLASS B SHARES - DEFERRED SALES CHARGE ALTERNATIVE

EFFECTIVE JANUARY 31, 2009, SALES OF CLASS B SHARES OF THE STRATEGIES TO NEW INVESTORS WERE SUSPENDED. CLASS B SHARES MAY ONLY BE PURCHASED (I) BY EXISTING CLASS B SHAREHOLDERS AS OF JANUARY 31, 2009, (II) THROUGH EXCHANGE OF CLASS B SHARES FROM ANOTHER ALLIANCEBERNSTEIN MUTUAL FUND, OR (III) AS OTHERWISE DESCRIBED BELOW.

You can purchase Class B shares at NAV without an initial sales charge. This means that the full amount of your purchase is invested in a Strategy. Your investment is subject to a CDSC if you redeem shares within four years of purchase. The CDSC varies depending on the number of years you hold the shares. The CDSC amounts for Class B shares are:


                          YEAR SINCE PURCHASE   CDSC
                          ---------------------------
                          First                 4.00%
                          Second                3.00%
                          Third                 2.00%
                          Fourth                1.00%
                          Fifth and thereafter  None

If you exchange your shares for the Class B shares of another AllianceBernstein Mutual Fund, the CDSC also will apply to the Class B shares received. If you redeem your shares and directly invest the proceeds in units of CollegeBoundfund, the CDSC will apply to the units of CollegeBoundfund. The CDSC period begins with the date of your original purchase, not the date of exchange for the other Class B shares or purchase of CollegeBoundfund units.

Class B shares purchased for cash automatically convert to Class A shares eight years after the end of the month of your purchase. If you purchase shares by exchange for the Class B shares of another AllianceBernstein Mutual Fund, the conversion period runs from the date of your original purchase.

CLASS C SHARES - ASSET-BASED SALES CHARGE ALTERNATIVE

You can purchase Class C shares at NAV without an initial sales charge. This means that the full amount of your purchase is invested in a Strategy. Your investment is subject to a 1% CDSC if you redeem your shares within 1 year. If you exchange your shares for the Class C shares of another AllianceBernstein Mutual Fund, the 1% CDSC also will apply to the Class C shares received. If you redeem your shares and directly invest the proceeds in units of CollegeBoundfund, the CDSC will apply to the units of CollegeBoundfund. The 1-year period for the CDSC begins with the date of your original purchase, not the date of the exchange for the other Class C shares or purchase of CollegeBoundfund units.

Class C shares do not convert to any other class of Strategy shares.


                          HOW IS THE CDSC CALCULATED?
  The CDSC is applied to the lesser of NAV at the time of redemption or the original cost of shares being redeemed (or, as to Strategy shares acquired through an exchange, the cost of the AllianceBernstein Mutual Fund shares originally purchased for cash). This means that no sales charge is assessed on increases in NAV above the initial purchase price. Shares obtained from dividend or distribution reinvestment are not subject to the CDSC. In determining the CDSC, it will be assumed that the redemption is, first, of any shares not subject to a CDSC and, second, of shares held the longest.

ADVISOR CLASS SHARES - FEE-BASED PROGRAM ALTERNATIVE
You may purchase Advisor Class shares through your financial advisor. Advisor Class shares are not subject to any initial or contingent sales charges, although your financial advisor may charge a fee.

SALES CHARGE REDUCTION PROGRAMS
THIS SECTION INCLUDES IMPORTANT INFORMATION ABOUT SALES CHARGE REDUCTION PROGRAMS AVAILABLE TO INVESTORS IN CLASS A SHARES AND DESCRIBES INFORMATION OR RECORDS YOU MAY NEED TO PROVIDE TO A STRATEGY OR YOUR FINANCIAL INTERMEDIARY IN ORDER TO BE ELIGIBLE FOR SALES CHARGE REDUCTION PROGRAMS.


Information about sales charge reduction programs also is available free of charge and in a clear and prominent format on our website at www.AllianceBernstein.com (click on "AllianceBernstein Mutual Fund Investors - U.S." then "Investment Insights--Investor Education" then "Sales Charge Reduction Programs"). More information on BREAKPOINTS and other sales charge waivers is available in the Strategies' SAI.


           You Can Reduce Sales Charges When Buying Class A Shares.

BREAKPOINTS OR QUANTITY DISCOUNTS OFFERED BY THE STRATEGIES
The Strategies offer investors the benefit of discounts on the sales charges that apply to purchases of Class A shares in certain circumstances. These discounts, which are also known as BREAKPOINTS, can reduce or, in some cases, eliminate the initial sales charges that would otherwise apply to your Class A investment. Mutual funds are not required to offer breakpoints and different mutual fund groups may offer different types of breakpoints.

BREAKPOINTS or QUANTITY DISCOUNTS allow larger investments in Class A shares to be charged lower sales charges. A shareholder investing more than $100,000 in Class A shares of a Strategy is eligible for a reduced sales charge. Initial sales charges are eliminated completely for purchases of $1,000,000 or more, although a 1%, 1-year CDSC may apply.

The sales charge schedule of Class A share QUANTITY DISCOUNTS is as follows:

                                            INITIAL SALES CHARGE
                                            ------------------
                                             AS % OF    AS % OF
                                            NET AMOUNT  OFFERING
                 AMOUNT PURCHASED            INVESTED    PRICE
                 -----------------------------------------------
                 Up to $100,000                4.44%      4.25%
                 $100,000 up to $250,000       3.36       3.25
                 $250,000 up to $500,000       2.30       2.25
                 $500,000 up to $1,000,000     1.78       1.75
                 $1,000,000 and above          0.00       0.00

RIGHTS OF ACCUMULATION

To determine if a new investment in Class A shares is eligible for a QUANTITY DISCOUNT, a shareholder can combine the value of the new investment in a Strategy with the value of existing investments in that Strategy, any other AllianceBernstein Mutual Fund, any AllianceBernstein Institutional Fund and certain CollegeBoundfund accounts for which the shareholder, his or her spouse or domestic partner, or child under the age of 21 is the participant. The AllianceBernstein Mutual Funds use the current NAV of your existing investments when combining them with your new investment.


COMBINED PURCHASE PRIVILEGES
A shareholder may qualify for a QUANTITY DISCOUNT by combining purchases of shares of a Strategy into a single "purchase." A "purchase" means a single purchase or concurrent purchases of shares of a Strategy or any other AllianceBernstein Mutual Fund, including AllianceBernstein Institutional Funds, by:

.. an individual, his or her spouse or domestic partner, or the individual's children under the age of 21 purchasing shares for his, her or their own account(s), including certain CollegeBoundfund accounts;

.. a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account with one or more beneficiaries involved;

..  the employee benefit plans of a single employer; or

.. any company that has been in existence for at least six months or has a purpose other than the purchase of shares of the Strategy.

LETTER OF INTENT
An investor may not immediately invest a sufficient amount to reach a QUANTITY DISCOUNT, but may plan to make one or more additional investments over a period of time that, in the end, would qualify for a QUANTITY DISCOUNT. For these situations, the Strategies offer a LETTER OF INTENT, which permits the investor to express the intention, in writing, to invest at least $100,000 in Class A shares of a Strategy or any AllianceBernstein Mutual Fund within 13 months. The Strategy will then apply the QUANTITY DISCOUNT to each of the investor's purchases of Class A shares that would apply to the total amount stated in the LETTER OF INTENT. If an investor fails to invest the total amount stated in the LETTER OF INTENT, the Strategy will retroactively collect the sales charges otherwise applicable by redeeming shares in the investor's account at their then current NAV. Investors qualifying for a Combined Purchase Privilege may purchase shares under a single LETTER OF INTENT.

REQUIRED SHAREHOLDER INFORMATION AND RECORDS

In order for shareholders to take advantage of sales charge reductions, a shareholder or his or her financial intermediary must notify a Strategy that the shareholder qualifies for a reduction. Without notification, the Strategy is unable to ensure that the reduction is applied to the shareholder's account. A shareholder may have to provide information or records to his or her financial intermediary or the Strategy to verify eligibility for breakpoint privileges or other sales charge waivers. This may include information or records, including account statements, regarding shares of a Strategy or other AllianceBernstein Mutual Funds held in:


.. all of the shareholder's accounts at the Strategies or a financial intermediary;

..  any account of the shareholder at another financial intermediary; and

.. accounts of related parties of the shareholder, such as members of the same family, at any financial intermediary.

OTHER PROGRAMS

Class A shareholders may be able to purchase additional Class A shares with a reduced or eliminated sales charge through the following AllianceBernstein programs: DIVIDEND REINVESTMENT PROGRAM, DIVIDEND DIRECTION PLAN and REINSTATEMENT PRIVILEGE as described below.

CLASS A SHARES - PURCHASES NOT SUBJECT TO SALES CHARGES
Each Strategy may sell its Class A shares at NAV without an initial sales charge to some categories of investors, including:


..  AllianceBernstein Link, AllianceBernstein Individual 401(k), and
   AllianceBernstein SIMPLE IRA plans with at least $250,000 in plan assets or 100 employees;

.. persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI, under which persons pay an asset-based fee for services in the nature of investment advisory or administrative services;

.. plan participants who roll over amounts distributed from employer maintained retirement plans to AllianceBernstein-sponsored IRAs where the plan is a client of or serviced by the Adviser's Institutional Investment Management or Bernstein Global Wealth Management Divisions, including subsequent contributions to those IRAs; or


.. certain other investors, such as investment management clients of the Adviser or its affiliates, including clients and prospective clients of the Adviser's Institutional Investment Management Division, employees of selected dealers authorized to sell a Strategy's shares, and employees of the Adviser.


Please see the Strategies' SAI for more information about purchases of Class A shares without sales charges.

CDSC WAIVERS AND OTHER PROGRAMS

                        Here Are Some Ways To Avoid Or
                        Minimize Charges On Redemption.

CDSC WAIVERS
The Strategies will waive the CDSCs on redemptions of shares in the following circumstances, among others:

..  permitted exchanges of shares;

..  following the death or disability of a shareholder;

.. if the redemption represents a minimum required distribution from an IRA or other retirement plan to a shareholder who has attained the age of 70 1/2;

.. if the proceeds of the redemption are invested directly in a CollegeBoundfund account; or

.. if the redemption is necessary to meet a plan participant's or beneficiary's request for a distribution or loan from a group retirement plan or to accommodate a plan participant's or beneficiary's direction to reallocate his or her plan account among other investment alternatives available under a group retirement plan.

DIVIDEND REINVESTMENT PROGRAM
Shareholders may elect to have all income and capital gains distributions from their account paid to them in the form of additional shares of the same class of a Strategy under the Strategy's Dividend Reinvestment Program. There is no initial sales charge or CDSC imposed on shares issued pursuant to the Dividend Reinvestment Program.

DIVIDEND DIRECTION PLAN
A shareholder who already maintains accounts in more than one AllianceBernstein Mutual Fund may direct the automatic investment of income dividends and/or capital gains by one Strategy, in any amount, without the payment of any sales charges, in shares of the same class of one or more other AllianceBernstein Mutual Fund(s).

AUTOMATIC INVESTMENT PROGRAM

The Automatic Investment Program allows investors to purchase shares of a Strategy through pre-authorized transfers of funds from the investor's bank account. Under the Automatic Investment Program, an investor may (i) make an initial purchase of at least $2,500 and invest at least $50 monthly or (ii) make an initial purchase of less than $2,500 and commit to a monthly investment of $200 or more until the investor's account balance is $2,500 or more. As of January 31, 2009, the Automatic Investment Program is available for purchase of Class B shares only if a shareholder was enrolled in the Program prior to January 31, 2009. Please see the Strategies' SAI for more details.


REINSTATEMENT PRIVILEGE

A shareholder who has redeemed all or any portion of his or her Class A shares may reinvest all or any portion of the proceeds from the redemption in Class A shares of any AllianceBernstein Mutual Fund at NAV without any sales charge, if the reinvestment is made within 120 calendar days after the redemption date.


SYSTEMATIC WITHDRAWAL PLAN

The Strategies offer a systematic withdrawal plan that permits the redemption of Class A, Class B or Class C shares without payment of a CDSC. Under this plan, redemptions equal to 1% a month, 2% every two months or 3% a quarter of the value of the Strategy account would be free of a CDSC. Shares would be redeemed so that Class B shares not subject to a CDSC (such as shares acquired with reinvested dividends or distributions) would be redeemed first and Class B shares that are held the longest would be redeemed next. For Class A and Class C shares, shares held the longest would be redeemed first.


THE "PROS" AND "CONS" OF DIFFERENT SHARE CLASSES
The decision as to which class of shares is most beneficial to you depends on the amount you intend to invest, how long you expect to own shares, and expenses associated with owning a particular class of shares. If you are making a large investment that qualifies for a reduced sales charge, you might consider purchasing Class A shares. Class A shares, with their lower Rule 12b-1 fees, are designed for investors with a long-term investing time frame.

Although investors in Class B shares do not pay an initial sales charge, Class B shares may be more costly than Class A shares before they convert to Class A shares due to their substantially higher Rule 12b-1 fees. Class B shares redeemed within four years of purchase are also subject to a CDSC. Class B shares are designed for investors with an intermediate-term investing time frame.

Class C shares should not be considered as a long-term investment because they do not convert to Class A shares and are subject to a higher distribution fee indefinitely. Class C shares do not, however, have an initial sales charge or a CDSC so long as the shares are held for one year or more. Class C shares are designed for investors with a short-term investing time frame.

Your financial intermediary may receive differing compensation for selling Class A, Class B or Class C shares. See "Payments to Financial Advisors and their Firms" below.

OTHER
A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent or other financial intermediary, with respect to the purchase, sale or exchange of Class A, Class B, Class C or Advisor Class shares made through your financial advisor. The financial intermediaries or your fee-based program also may impose requirements on the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Strategies, including requirements as to the minimum initial and subsequent investment amounts.

YOU SHOULD CONSULT YOUR FINANCIAL ADVISOR FOR ASSISTANCE IN CHOOSING A CLASS OF STRATEGY SHARES.

PAYMENTS TO FINANCIAL ADVISORS AND THEIR FIRMS
Financial intermediaries market and sell shares of the Strategies. These financial intermediaries employ financial advisors and receive compensation for selling shares of the Strategies. This compensation is paid from various sources, including any sales charge, CDSC and/or Rule 12b-1 fee that you or the Strategies may pay. Your individual financial advisor may receive some or all of the amounts paid to the financial intermediary that employs him or her.

                       WHAT IS A FINANCIAL INTERMEDIARY?
  A financial intermediary is a firm that receives compensation for selling shares of the Strategies offered in this Prospectus and/or provides services to the Strategies' shareholders. Financial intermediaries may include, among others, your broker, your financial planner or advisor, banks and insurance companies. Financial intermediaries may employ financial advisors who deal with you and other investors on an individual basis.


All or a portion of the initial sales charge that you pay may be paid by ABI to financial intermediaries selling Class A shares. ABI may also pay these financial intermediaries a fee of up to 1% on purchases of $1,000,000 or more or for AllianceBernstein Link, AllianceBernstein SIMPLE IRA plans with more than $250,000 in assets or for purchases made by certain other retirement plans.

ABI may pay, at the time of your purchase, a commission to financial intermediaries selling Class B shares in an amount equal to 4% of your investment for sales of Class B shares and an amount equal to 1% of your investment for sales of Class C shares.


For Class A and Class C shares, up to 100% and, for Class B shares, up to 30% of the Rule 12b-1 fees applicable to these classes of shares each year may be paid to financial intermediaries.

In the case of Advisor Class shares, your financial advisor may charge ongoing fees or transactional fees.

  Your financial advisor's firm receives compensation from the Strategies, ABI and/or the Adviser in several ways from various sources, which include some or all of the following:

  - upfront sales commissions;
  - Rule 12b-1 fees;
  - additional distribution support;
  - defrayal of costs for educational seminars and training; and
  - payments related to providing shareholder recordkeeping and/or transfer agency services.


  Please read this Prospectus carefully for information on this compensation.


OTHER PAYMENTS FOR DISTRIBUTION SERVICES AND EDUCATIONAL SUPPORT

In addition to the commissions paid to financial intermediaries at the time of sale and Rule 12b-1 fees, some or all of which may be paid to financial intermediaries (and, in turn, to your financial advisor), ABI, at its expense, currently provides additional payments to firms that sell shares of the AllianceBernstein Mutual Funds. Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the sale of shares of the AllianceBernstein Mutual Funds will generally not exceed the sum of (a) 0.25% of the current year's fund sales by that firm and (b) 0.10% of average daily net assets attributable to that firm over the year. These sums include payments to reimburse directly or indirectly the costs incurred by these firms and their employees in connection with educational seminars and training efforts about the AllianceBernstein Mutual Funds for the firms' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals. ABI may pay a portion of "ticket" or other transactional charges.

For 2010, ABI's additional payments to these firms for distribution services and educational support related to the AllianceBernstein Mutual Funds are expected to be approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds, or approximately $16.5 million. In 2009, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds, or approximately $13.8 million for distribution services and educational support related to the AllianceBernstein Mutual Funds.


A number of factors are considered in determining the additional payments, including each firm's AllianceBernstein Mutual Fund sales, assets and redemption rates, and the willingness and ability of the firm to give ABI access to its financial advisors for educational and marketing purposes. In some cases, firms will include the AllianceBernstein Mutual Funds on a "preferred list." ABI's goal is to make the financial advisors who interact with current and prospective investors and shareholders more knowledgeable about the AllianceBernstein Mutual Funds so that they can provide suitable information and advice about the funds and related investor services.


The Strategies and ABI also make payments for recordkeeping and other transfer agency services to financial intermediaries that sell AllianceBernstein Mutual Fund shares. Please see "Management of the Strategies--Transfer Agency and Retirement Plan Services" below. These expenses paid by the Strategies are included in "Other Expenses" under "Fees and Expenses of the Strategies--Annual Strategy Operating Expenses" in the Summary Information at the beginning of the Prospectus.


  IF ONE MUTUAL FUND SPONSOR MAKES GREATER DISTRIBUTION ASSISTANCE PAYMENTS THAN ANOTHER, YOUR FINANCIAL ADVISOR AND HIS OR HER FIRM MAY HAVE AN INCENTIVE TO RECOMMEND ONE FUND COMPLEX OVER ANOTHER. SIMILARLY, IF YOUR FINANCIAL ADVISOR OR HIS OR HER FIRM RECEIVES MORE DISTRIBUTION ASSISTANCE FOR ONE SHARE CLASS VERSUS ANOTHER, THEN THEY MAY HAVE AN INCENTIVE TO RECOMMEND THAT CLASS.

  PLEASE SPEAK WITH YOUR FINANCIAL ADVISOR TO LEARN MORE ABOUT THE TOTAL AMOUNTS PAID TO YOUR FINANCIAL ADVISOR AND HIS OR HER FIRM BY THE STRATEGIES, THE ADVISER, ABI AND BY SPONSORS OF OTHER MUTUAL FUNDS HE OR SHE MAY RECOMMEND TO YOU. YOU SHOULD ALSO CONSULT DISCLOSURES MADE BY YOUR FINANCIAL ADVISOR AT THE TIME OF PURCHASE.

As of the date of the Prospectus, ABI anticipates that the firms that will receive additional payments for distribution services and/or educational support include:


  Advisor Group, Inc.
  Ameriprise Financial Services
  AXA Advisors
  Bank of America
  Cadaret, Grant & Co.
  CCO Investment Services Corp.
  Chase Investment Services
  Commonwealth Financial Network
  Donegal Securities
  Financial Network Investment Company
  ING Financial Partners
  LPL Financial Corporation
  Merrill Lynch
  Morgan Stanley Smith Barney
  Multi-Financial Securities Corporation
  Northwestern Mutual Investment Services
  Raymond James
  RBC Wealth Management
  Robert W. Baird
  UBS Financial Services
  Wells Fargo Advisors
  Wells Fargo Investments

Although the Strategies may use brokers and dealers that sell shares of the Strategies to effect portfolio transactions, the Strategies do not consider the sale of AllianceBernstein Mutual Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.

HOW TO EXCHANGE SHARES

You may exchange your Strategy shares for shares of the same class of other AllianceBernstein Mutual Funds (including AllianceBernstein Exchange Reserves, a money market fund managed by the Adviser) provided that the other fund offers the same class of shares. Exchanges of shares are made at the next-determined NAV, without sales or service charges after your order is received in proper form. All exchanges are subject to the minimum investment restrictions set forth in the prospectus for the AllianceBernstein Mutual Fund whose shares are being acquired. You may request an exchange by mail or telephone. In order to receive a day's NAV, ABIS must receive and confirm your telephone exchange request by 4:00 p.m., Eastern time, on that day. The Strategies may modify, restrict or terminate the exchange privilege on 60 days' written notice.


HOW TO SELL OR REDEEM SHARES

You may "redeem" your shares (i.e., sell your shares to a Strategy) on any day the New York Stock Exchange ("Exchange") is open, either directly or through your financial intermediary. Your sale price will be the next-determined NAV, less any applicable CDSC, after the Strategy receives your redemption request in proper form. Normally, redemption proceeds will be sent to you within 7 days. If you recently purchased your shares by check or electronic funds transfer, your redemption payment may be delayed until the Strategy is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days). For Advisor Class shares, if you are in doubt about what procedures or documents are required by your fee-based program or employee benefit plan to sell your shares, you should contact your financial advisor.

SELLING SHARES THROUGH YOUR BROKER OR OTHER FINANCIAL ADVISOR
Your broker or financial advisor must receive your sales request by 4:00 p.m., Eastern time, and submit it to the Strategy by a pre-arranged time for you to receive the next-determined NAV, less any applicable CDSC. Your broker or financial advisor is responsible for submitting all necessary documentation to the Strategy and may charge you a fee for this service.


SELLING SHARES DIRECTLY TO A STRATEGY
BY MAIL:
.. Send a signed letter of instruction or stock power, along with certificates, to:

          AllianceBernstein Investor Services, Inc.
          P.O. Box 786003
          San Antonio, TX 78278-6003

..  For certified or overnight deliveries, send to:

          AllianceBernstein Investor Services, Inc.
          8000 IH 10 W, 4th floor
          San Antonio, TX 78230

.. For your protection, a bank, a member firm of a national stock exchange, or another eligible guarantor institution, must guarantee signatures. Stock power forms are available from your financial intermediary, ABIS, and many commercial banks. Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries, and surviving joint owners. If you have any questions about these procedures, contact ABIS.

BY TELEPHONE:
.. You may redeem your shares for which no stock certificates have been issued by telephone request. Call ABIS at 800-221-5672 with instructions on how you wish to receive your sale proceeds.

.. ABIS must receive and confirm a telephone redemption request by 4:00 p.m., Eastern time, for you to receive that day's NAV, less any applicable CDSC.

.. For your protection, ABIS will request personal or other information from you to verify your identity and will generally record the calls. Neither a Strategy nor the Adviser, ABIS, ABI or other Strategy agent will be liable for any loss, injury, damage or expense as a result of acting upon telephone instructions purporting to be on your behalf that ABIS reasonably believes to be genuine.

..  If you have selected electronic funds transfer in your Mutual Fund
   Application, the redemption proceeds will be sent directly to your bank. Otherwise, the proceeds will be mailed to you.


..  Redemption requests by electronic funds transfer or check may not exceed
   $100,000 per Strategy account per day.


.. Telephone redemption is not available for shares held in nominee or "street name" accounts, retirement plan accounts, or shares held by a shareholder who has changed his or her address of record within the previous 30 calendar days.

FREQUENT PURCHASES AND REDEMPTIONS OF STRATEGY SHARES

The Strategies' Board has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Strategy shares or excessive or short-term trading that may disadvantage long-term Strategy shareholders. These policies are described below. There is no guarantee that the Strategies will be able to detect excessive or short-term trading and to identify shareholders engaged in such practices, particularly with respect to transactions in omnibus accounts. Shareholders should be aware that application of these policies may have adverse consequences, as described below, and avoid frequent trading in Strategy shares through purchases, sales and exchanges of shares. Each Strategy reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.

RISKS ASSOCIATED WITH EXCESSIVE OR SHORT-TERM TRADING GENERALLY. While the Strategies will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a Strategy's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Strategy shares, especially involving large dollar amounts, may disrupt efficient portfolio management and cause a Strategy to sell shares at inopportune times to accommodate redemptions relating to short-term trading. In particular, a Strategy may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. In addition, a Strategy may incur increased administrative and other expenses due to excessive or short-term trading, including increased brokerage costs and realization of taxable capital gains.


Strategies that may invest significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a Strategy calculates its NAV at 4:00 p.m., Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Strategy share prices that are based on closing prices of foreign securities established some time before the Strategy calculates its own share price (referred to as "time zone arbitrage"). The Strategies have procedures, referred to as fair value pricing, designed to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time a Strategy calculates its NAV. While there is no assurance, the Strategies expect that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder's ability to engage in time zone arbitrage to the detriment of other Strategy shareholders.

A shareholder engaging in a short-term trading strategy may also target a Strategy that does not invest primarily in foreign securities. Any Strategy that invests in securities that are, among other things, thinly traded, traded infrequently or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). All Strategies may be adversely affected by price arbitrage.

POLICY REGARDING SHORT-TERM TRADING. Purchases and exchanges of shares of the Strategies should be made for investment purposes only. The Strategies will seek to prevent patterns of excessive purchases and sales of Strategy shares to the extent they are detected by the procedures described below. The Strategies reserve the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

..  TRANSACTION SURVEILLANCE PROCEDURES. The Strategies, through their agents,
   ABI and ABIS, maintain surveillance procedures to detect excessive or short-term trading in Strategy shares. This surveillance process involves several factors, which include scrutinizing transactions in Strategy shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Strategy shares during any 90-day period or purchases of shares followed by a sale within 90 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Strategies may consider trading activity in multiple accounts under common ownership, control or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances.

.. ACCOUNT BLOCKING PROCEDURES. If the Strategies determine, in their sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the relevant Strategy account(s) will be immediately "blocked" and no future purchase or exchange activity will be permitted. However, sales of Strategy shares back to a Strategy or redemptions will continue to be permitted in accordance with the terms of the Strategy's current Prospectus. As a result, unless the shareholder redeems his or her shares, which may have consequences if the shares have declined in value, a CDSC is applicable or adverse tax consequences may result, the shareholder may be "locked" into an unsuitable investment. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the internet or by phone, may also be suspended. A blocked account will generally remain blocked unless and until the account holder or the associated broker, dealer or other financial intermediary provides evidence or assurance acceptable to the Strategy that the account holder did not or will not in the future engage in excessive or short-term trading.

..  APPLICATIONS OF SURVEILLANCE PROCEDURES AND RESTRICTIONS TO OMNIBUS
   ACCOUNTS. Omnibus account arrangements are common forms of holding shares of the Strategies, particularly among certain brokers, dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Strategies apply their surveillance procedures to these omnibus account arrangements. As required by Commission rules, the Strategies have entered into agreements with all of their financial intermediaries that require the financial intermediaries to provide the Strategies, upon the request of the Strategies or their agents, with individual account level information about their transactions. If the Strategies detect excessive trading through their monitoring of omnibus accounts, including trading at the individual account level, the financial intermediaries will also execute instructions from the Strategies to take actions to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Strategy shares. For certain retirement plan accounts, the Strategies may request that the retirement plan or other intermediary revoke the relevant participant's privilege to effect transactions in Strategy shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail).

HOW THE STRATEGIES VALUE THEIR SHARES

The price of each Strategy's shares is based on its NAV, which in turn is based on the NAVs of the Underlying Portfolios in which it invests. Each Strategy's NAV is calculated at the close of regular trading on the Exchange (ordinarily, 4:00 p.m., Eastern time), only on days when the Exchange is open for business. To calculate NAV, a Strategy's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. Because the Underlying Portfolios may invest in securities that are primarily traded on foreign exchanges that trade on weekends or other days when the Strategy does not price its shares, the NAV of a Strategy's shares may change on days when shareholders will not be able to purchase or redeem their shares in the Strategy.

Each Underlying Portfolio values its securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Underlying Portfolios' Trustees. When an Underlying Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. An Underlying Portfolio may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by an Underlying Portfolio to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

Each Underlying Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. An Underlying Portfolio may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Underlying Portfolio values its securities at 4:00 p.m., Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, each Underlying Portfolio believes that foreign security values may be affected by events that occur after the close of foreign securities markets. To account for this, the Underlying Portfolios may frequently value many of their foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

Subject to the oversight of the Trustees, the Board and the Trustees have delegated responsibility for valuing each Underlying Portfolio's assets to the Adviser. The Adviser has established a Valuation Committee, which operates under the policies and procedures approved by the Trustees, to value each Underlying Portfolio's assets on behalf of the Underlying Portfolio. The Valuation Committee values Underlying Portfolio assets as described above.

MANAGEMENT OF THE STRATEGIES
--------------------------------------------------------------------------------

INVESTMENT ADVISER

Each Strategy's investment adviser is AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105. The Adviser is a leading international investment adviser supervising client accounts with assets as of September 30, 2010 totaling approximately $484 billion (of which more than $81 billion represented assets of registered investment companies sponsored by the Adviser). As of September 30, 2010, the Adviser managed retirement assets for many of the largest public and private employee benefit plans (including 33 of the nation's FORTUNE 100 companies), for public employee retirement funds in 38 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 35 registered investment companies managed by the Adviser, comprising 115 separate investment portfolios, currently have approximately 3.2 million shareholder accounts.

The Adviser provides investment advisory services for each Strategy and for directing the purchase and sale of the Underlying Portfolios in which they invest. For these advisory services, each Strategy paid the Adviser (before waivers and reimbursements) during its most recent fiscal year a management fee as a percentage of average daily net assets as follows.



                                          FEE AS A PERCENTAGE OF FISCAL YEAR
   STRATEGY                                AVERAGE NET ASSETS*      ENDED
   -------------------------------------------------------------------------
   AllianceBernstein Wealth Appreciation           .65%            8/31/10
   Strategy
   AllianceBernstein Balanced Wealth               .55%            8/31/10
   Strategy
   AllianceBernstein Conservative Wealth           .55%            8/31/10
   Strategy
   AllianceBernstein Tax-Managed Wealth            .65%            8/31/10
   Appreciation Strategy
   AllianceBernstein Tax-Managed                   .55%            8/31/10
   Balanced Wealth Strategy
   AllianceBernstein Tax-Managed                   .55%            8/31/10
   Conservative Wealth Strategy



*Fee stated net of any waivers and/or reimbursements. See "Fees and Expenses of the Strategies" in the Summary Information at the beginning of the Prospectus for more information about fee waivers.

A discussion regarding the basis for the Board's approval of the Strategies' investment advisory agreement is available in the Strategies' annual report to shareholders for the fiscal year ended August 31, 2010.

The Adviser is also responsible for the selection and management of the Underlying Portfolios' portfolio investments. The Adviser does not receive a fee for managing the Underlying Portfolios.

The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, hedge funds, pension funds and other institutional investors. The Adviser may receive management fees, including performance fees, that may be higher or lower than the advisory fees it receives from the Strategies. Certain other clients of the Adviser may have investment objectives and policies similar to those of a Strategy or an Underlying Portfolio. The Adviser may, from time to time, make recommendations that result in the purchase or sale of a particular security by its other clients simultaneously with a Strategy or an Underlying Portfolio. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Adviser to the accounts involved (including an Underlying Portfolio). When two or more of the clients of the Adviser (including an Underlying Portfolio) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.


PORTFOLIO MANAGERS

The management of, and investment decisions for, the Strategies are made by the Multi-Asset Solutions Team, comprised of senior portfolio managers. The Multi-Asset Solutions Team relies heavily on the Adviser's growth, value and fixed-income investment teams and, in turn, the fundamental research of the Adviser's large internal research staff. No one person is principally responsible for coordinating the Strategies' investments.


The following table lists the persons within the Multi-Asset Solutions Team with the most significant responsibility for day-to-day management of the Strategies, the length of time that each person has been jointly and primarily responsible for the Strategies, and each person's principal occupation during the past five years:


                                                   PRINCIPAL OCCUPATION DURING
EMPLOYEE; YEAR; TITLE                                THE PAST FIVE (5) YEARS
--------------------------------------------------------------------------------------
Thomas J. Fontaine; since 2008; Senior       Senior Vice President of the Adviser and
Vice President of the Adviser and Head of    Head of Defined Contribution.
Defined Contribution                         Previously, Director of Research--
                                             Defined Contribution. Prior thereto, he
                                             was a Director of Research for the
                                             Adviser's Style Blend Services and
                                             served as a senior quantitative analyst
                                             since prior to 2005.

Dokyoung Lee; since 2008; Senior Vice        Senior Vice President of the Adviser,
President of the Adviser and Director of     with which he has been associated in a
Research--Blend Strategies                   similar capacity to his current position
                                             since prior to 2005, and Director of
                                             Research--Blend Strategies since
                                             2008.

Seth J. Masters; since 2000; Senior Vice     Senior Vice President of the Adviser,
President of the Adviser and Chief           with which he has been associated in a
Investment Officer of Blend Strategies and   similar capacity to his current position
Defined Contribution                         since prior to 2005, and Chief
                                             Investment Officer of Blend Strategies
                                             and Defined Contribution.

Christopher H. Nikolich; since 2000; Senior  Senior Vice President of the Adviser,
Vice President of the Adviser and Head of    with which he has been associated in a
Research and Investment Design--Defined      similar capacity to his current position
Contribution                                 since prior to 2005 and Head of
                                             Research and Investment Design--
                                             Defined Contribution.


                                                  PRINCIPAL OCCUPATION DURING
EMPLOYEE; YEAR; TITLE                               THE PAST FIVE (5) YEARS
-------------------------------------------------------------------------------------
Patrick J. Rudden; since 2009; Senior Vice  Senior Vice President of the Adviser,
President of the Adviser and Head of Blend  with which he has been associated in a
Strategies                                  similar capacity to his current position
                                            since prior to 2005, and Head of Blend
                                            Strategies. Prior thereto, he was Head
                                            of Institutional Investment Solutions
                                            within the Blend Team.


Additional information about the portfolio managers may be found in the Strategies' SAI.




PERFORMANCE OF EQUITY AND FIXED-INCOME INVESTMENT TEAMS

The performance shown above in the risk/return summary for each of ALLIANCEBERNSTEIN TAX-MANAGED BALANCED WEALTH STRATEGY and ALLIANCEBERNSTEIN TAX-MANAGED CONSERVATIVE WEALTH STRATEGY for periods prior to September 2, 2003 reflects such Strategies' performance under their former investment policies, and may not be representative of the performance the Strategies would have achieved had their current investment policies been in effect during such periods. Although the Strategies themselves have limited performance history under their current investment policies, certain of the investment teams employed by the Adviser in managing each Strategy have experience in managing discretionary accounts of institutional clients and/or other registered investment companies and portions thereof (the "Historical Accounts") that have substantially the same investment objectives and policies and are managed in accordance with essentially the same investment strategies as those applicable to the portions of the Strategies they manage. The Historical Accounts that are not registered investment companies or portions thereof are not subject to certain limitations, diversification requirements and other restrictions imposed under the 1940 Act and the Code to which the Strategies, as registered investment companies, are subject and which, if applicable to the Historical Accounts, may have adversely affected the performance of the Historical Accounts.

Set forth below is performance data provided by the Adviser relating to all the Historical Accounts that have substantially the same investment objectives and policies and essentially the same investment strategies as the Strategies managed by investment teams that manage the Strategies' assets. Performance data is shown for the period during which the relevant investment team of the Adviser or Bernstein managed the Historical Accounts through September 30, 2010. The aggregate assets for the Historical Accounts managed by each investment team as of September 30, 2010 are also shown. Each of an investment team's Historical Accounts has a nearly identical composition of investment holdings and related percentage weightings.


The performance data is net of all fees (including brokerage commissions) charged to the Historical Accounts, calculated on a monthly basis. The data has not been adjusted to reflect any fees that will be payable by the Strategies, which may be higher than the fees imposed on the Historical Accounts, and will reduce the returns of the Strategies. Expenses associated with the distribution of Class A, Class B and Class C shares of the Strategies in accordance with the plan adopted by the Board under Commission Rule 12b-1 are also excluded. Except as noted, the performance data has also not been adjusted for corporate or individual taxes, if any, payable by account owners.

The Adviser has calculated the investment performance of the Historical Accounts on a trade-date basis. Dividends have been accrued at the end of the month and cash flows weighted daily. Composite investment performance for U.S. Large Cap Value, International Large Cap Value and International Large Cap Growth accounts has been determined on an equal weighted basis for periods prior to January 1, 2003 and on an asset weighted basis for periods subsequent thereto. Composite investment performance for all other accounts has been determined on an asset weighted basis. New accounts are included in the composite investment performance computations at the beginning of the quarter following the initial contribution. The total returns set forth below are calculated using a method that links the monthly return amounts for the disclosed periods, resulting in a time-weighted rate of return. Other methods of computing the investment performance of the Historical Accounts may produce different results, and the results for different periods may vary.

The Russell 1000(R) universe of securities is compiled by Frank Russell Company and is segmented into two style indices, based on a "non-linear probability" method to assign stocks to the growth and value style indices. The term "probability" is used to indicate the degree of certainty that a stock is value or growth based on its relative book-to-price ratio and I/B/E/S forecast long-term growth mean. The Russell 1000(R) Growth Index ("Russell 1000 Growth") is designed to include those Russell 1000(R) securities with higher price-to-book ratios and higher forecasted growth values. In contrast, the Russell 1000(R) Value Index ("Russell 1000 Value") is designed to include those Russell 1000(R) securities with lower price-to-book ratios and lower forecasted growth values.

The Russell 2500(TM) Index measures the performance of the small- and mid-capitalization segment of U.S. equities. It includes the approximately 2500 of the smallest securities based on a combination of their current market cap and current index membership.


The Russell 2500(TM) Growth Index ("Russell 2500 Growth") measures the performance of these Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 2500 Value Index ("Russell 2500 Value") measures the performance of those Russell 2500 companies with lower price-to-cost ratios and lower forecasted growth values.


The Morgan Stanley Capital International Europe, Australasia, Far East Index (the "MSCI EAFE Index") is an international, unmanaged, weighted stock market index that includes over 1,000 securities listed on the stock exchanges of 21 developed market countries from Europe, Australia, Asia and the Far East.

The unmanaged Barclays Capital U.S. Aggregate Index (Barclays Capital Aggregate) is composed of the Mortgage-Backed Securities Index, the Asset-Backed Securities Index and the Government/Corporate Bond Index. It is a broad measure of the performance of taxable bonds in the U.S. market, with maturities of at least one year.


The Barclays Capital 1 Year Muni Bond Index is an unmanaged market value weighted index comprised of municipal securities with maturities of at least one year and a minimum credit rating of Baa.

The Barclays Capital 5 Year General Obligation Muni Bond Index is an unmanaged composite measure of total return performance for the municipal bond market on those municipal bonds with maturities of five years. The securities in this index include ratings categories A and Aaa.

The FTSE EPRA/NAREIT Developed Global Real Estate Index ("FTSE EPRA/NAREIT Developed Index") is a free-floating, market capitalization weighted index structured in such a way that it can be considered to represent general trends in all eligible real estate stocks worldwide. The index is designed to reflect the stock performance of companies engaged in specific aspects of the North American, European and Asian real estate markets.


The Custom High Yield Composite Index is a customized time blend benchmark. It is a customized, asset-weighted blend of the benchmarks of each of the accounts in the Composite. A weighting is applied to the benchmarks by using the prior month-end market values of the portfolios within the Composite. Prior to the beginning of a new quarter, if an account is added or deleted, the custom benchmark will automatically be rebalanced to include the new account's market value and benchmark. The terminated account's market value and benchmark return will be excluded.


The BofA Merrill Lynch U.S. Treasury 1-3 Year Index ("BofA Merrill Lynch Treasury 1-3 Year") is an unmanaged index comprised of U.S. Government securities, including agency securities, with remaining maturities, at month end, of one to three years.

To the extent an investment team utilizes investment techniques such as futures or options, the indices shown may not be substantially comparable to the performance of the investment team's Historical Accounts. The indices shown are included to illustrate material economic and market factors that existed during the time period shown. None of the indices reflects the deduction of any fees. If an investment team were to purchase a portfolio of securities substantially identical to the securities comprising the relevant index, the performance of the portion of the Strategy managed by that investment team relative to the index would be reduced by the Strategy's expenses, including brokerage commissions, advisory fees, distribution fees, custodial fees, transfer agency costs and other administrative expenses, as well as by the impact on the Strategy's shareholders of sales charges and income taxes.

The performance data on the following pages is provided solely to illustrate each investment team's performance in managing the Historical Accounts as measured against certain broad-based market indices. THE PERFORMANCE OF EACH STRATEGY WILL BE AFFECTED BOTH BY THE PERFORMANCE OF EACH INVESTMENT TEAM MANAGING A PORTION OF THE STRATEGY'S ASSETS AND BY THE ADVISER'S ALLOCATION OF THE STRATEGY'S PORTFOLIO AMONG ITS VARIOUS INVESTMENT TEAMS. IF SOME OR ALL OF THE INVESTMENT TEAMS EMPLOYED BY THE ADVISER IN MANAGING A STRATEGY WERE TO PERFORM RELATIVELY POORLY, AND/OR IF THE ADVISER WERE TO ALLOCATE MORE OF THE STRATEGY'S PORTFOLIO TO RELATIVELY POORLY PERFORMING INVESTMENT TEAMS, THE PERFORMANCE OF THE STRATEGY WOULD SUFFER. Investors should not rely on the performance data of the Historical Accounts as an indication of future performance of all or any portion of the Strategies.

The investment performance for the periods presented may not be indicative of future rates of return. The performance was not calculated pursuant to the methodology established by the Commission that will be used to calculate the Strategies' performance. The use of methodology different from that used to calculate performance could result in different performance data.

HISTORICAL ACCOUNTS
--------------------------------------------------------------------------------

NET OF FEES PERFORMANCE

For periods ended September 30, 2010, with their Aggregate Assets as of September 30, 2010



INVESTMENT TEAMS &                                       ASSETS                                       SINCE   INCEPTION
BENCHMARKS                                            (IN MILLIONS) 1 YEAR 3 YEARS 5 YEARS 10 YEARS INCEPTION   DATES
------------------------------------------------------------------------------------------------------------------------
EQUITY
------------------------------------------------------------------------------------------------------------------------
U.S. Large Cap Growth                                   $7,999.9     2.57%  -7.20% -0.46%   -3.44%   12.47%   12/31/1977
Russell 1000 Growth                                                 12.65%  -4.36%  2.06%   -3.44%       NA*
------------------------------------------------------------------------------------------------------------------------
U.S. Large Cap Value                                    $4,453.8     5.61% -12.64% -2.83%    3.07%    3.15%    3/31/1999
Russell 1000 Value                                                   8.90%  -9.39% -0.48%    2.59%    3.04%
------------------------------------------------------------------------------------------------------------------------
U.S. Small/Mid Cap Growth                               $1,194.3    26.46%  -1.10%  6.29%             6.58%   12/31/2004
Russell 2500 Growth                                                 17.27%  -3.41%  3.09%             3.61%
------------------------------------------------------------------------------------------------------------------------
U.S. Small/Mid Cap Value                                  $996.5    16.86%  -1.44%  3.98%             9.71%   12/31/2000
Russell 2500 Value                                                  15.92%  -3.57%  2.36%             5.65%
------------------------------------------------------------------------------------------------------------------------
International Large Cap Growth                          $3,137.9     5.75% -13.30% -0.88%    0.64%    5.26%   12/31/1990
MSCI EAFE                                                            3.27%  -9.51%  1.97%    2.56%    5.58%
------------------------------------------------------------------------------------------------------------------------
International Large Cap Value                           $2,965.1    -1.50% -16.20% -1.33%             6.60%    3/31/2001
MSCI EAFE                                                            3.27%  -9.51%  1.97%             4.60%
------------------------------------------------------------------------------------------------------------------------
TAXABLE BONDS
------------------------------------------------------------------------------------------------------------------------
U.S. Core Fixed Income                                    $254.6    10.94%   7.68%  6.23%    6.34%    6.34%   12/31/1986
Barclays Capital Aggregate                                           8.16%   6.20%  6.41%    6.41%    7.29%
------------------------------------------------------------------------------------------------------------------------
U.S. High Yield Bond                                      $581.6    20.45%   9.61%  8.53%    6.69%    8.46%   12/31/1986
Custom High Yield Composite Index                                   18.24%   9.04%  8.40%    8.25%    8.95%
------------------------------------------------------------------------------------------------------------------------
Low Duration Bond                                       $1,896.7     5.34%   2.84%  3.13%    3.69%    4.34%   12/31/1995
BofA Merrill Lynch Treasury 1-3 Year                                 2.53%   4.08%  4.35%    4.21%    4.67%
------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS
------------------------------------------------------------------------------------------------------------------------
SCB Short Diversified Muni Fund                           $592.9     1.75%   2.98%  2.93%    2.89%    3.31%   10/03/1994
Barclays Capital 1 Year Muni Bond Index                              1.77%   3.55%  3.43%    3.22%       NA
------------------------------------------------------------------------------------------------------------------------
SCB Intermediate Diversified Muni Fund                  $5,131.0     4.90%   5.26%  4.41%    4.47%    5.25%    1/09/1989
Barclays Capital 5 Year General Obligation Muni Bond
 Index                                                               5.42%   6.70%  5.40%    5.24%       NA
------------------------------------------------------------------------------------------------------------------------



*The inception date for the Russell 1000 Growth Index was December 31, 1978;
 the total returns for U.S. Large Cap Growth and that benchmark for that date through 9/30/10 were 12.45% and 10.36%, respectively.


TRANSFER AGENCY AND RETIREMENT PLAN SERVICES

ABIS acts as the transfer agent for each Strategy. ABIS, an indirect wholly-owned subsidiary of the Adviser, registers the transfer, issuance and redemption of Strategy shares and disburses dividends and other distributions to the Strategies' shareholders.


Many Strategy shares are owned by financial intermediaries for the benefit of their customers. Retirement plans may also hold Strategy shares in the name of the plan, rather than the participant. In those cases, the Strategies often do not maintain an account for you. Thus, some or all of the transfer agency functions for these and certain other accounts are performed by the financial intermediaries and plan recordkeepers. The Strategies, ABI and/or the Adviser pay to these financial intermediaries and recordkeepers, including those that sell shares of the AllianceBernstein Mutual Funds, fees for sub-transfer agency and recordkeeping services in amounts ranging up to $19 per customer fund account per annum and/or up to 0.25% per annum of the average daily assets held through the intermediary. To the extent any of these payments for recordkeeping services or transfer agency services are made by the Strategies, they are included in the amount appearing opposite the caption "Other Expenses" found in the Strategy expense tables under "Fees and Expenses of the Strategies." In addition, financial intermediaries may be affiliates of entities that receive compensation from the Adviser or ABI for maintaining retirement plan "platforms" that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.

Because financial intermediaries and plan recordkeepers may be paid varying amounts per class for sub-transfer agency and related recordkeeping services, the service requirements of which may also vary by class, this may create an additional incentive for financial intermediaries and their financial advisors to favor one fund complex over another or one class of shares over another.

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------


Each Strategy's income dividends and capital gains distributions, if any, declared by a Strategy on its outstanding shares will, at the election of each shareholder, be paid in cash or in additional shares of the same class of shares of that Strategy. If paid in additional shares, the shares will have an aggregate NAV as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the dividend or distribution. You may make an election to receive dividends and distributions in cash or in shares at the time you purchase shares. Your election can be changed at any time prior to a record date for a dividend. There is no sales or other charge in connection with the reinvestment of dividends or capital gains distributions. Cash dividends may be paid by check, or, at your election, electronically via the ACH network.


If you receive an income dividend or capital gains distribution in cash, you may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional shares of that Strategy without charge by returning to the Adviser, with appropriate instructions, the check representing the dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of that Strategy.


Investments made through a 401(k) plan, 457 plan, employer sponsored 403(b) plan, profit sharing and money purchase plan, defined benefit plan or a nonqualified deferred compensation plan are subject to special United States federal income tax rules. Therefore, the federal income tax consequences described in this section apply only to investments made other than by such plans.

For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long a Strategy or an Underlying Portfolio owned the investments that generated them, rather than how long you have owned your shares. Distributions of net capital gains from the sale of investments that a Strategy or an Underlying Portfolio owned for more than one year and that are properly designated by a Strategy as capital gain dividends will be taxable as long-term capital gains. Distributions of gains from the sale of investments that a Strategy or an Underlying Portfolio owned for one year or less will be taxable as ordinary income. For taxable years beginning on or before December 31, 2012, distributions of investment income designated by a Strategy as derived from "qualified dividend income"--as further defined in the Strategies' SAI--will be taxed in the hands of individuals at the rates applicable to long-term capital gain provided holding period and other requirements are met at both the shareholder and Strategy level.


While it is the intention of each Strategy to distribute to its shareholders substantially all of each fiscal year's net investment income and net realized capital gains, if any, the amount and timing of any dividend or distribution will depend on the realization by the Strategy of income and capital gains from investments. There is no fixed dividend rate and there can be no assurance that a Strategy will pay any dividends or realize any capital gains. The final determination of the amount of a Strategy's return of capital distributions for the period will be made after the end of each taxable year.


An investment by a Strategy or an Underlying Portfolio in foreign securities may be subject to foreign withholding taxes. In that case, the Strategy's yield (either directly or indirectly as a result of such taxes being imposed on the Underlying Portfolio) on those securities would be decreased. None of the Strategies generally expects that shareholders will be able to claim a credit or a deduction with respect to foreign taxes. In addition, a Strategy's or an Underlying Portfolio's investment in foreign securities or foreign currencies may increase or decrease the Strategy's recognition of ordinary income and may affect the timing or amount of the Strategy's distributions.

An Underlying Portfolio's or a Strategy's investment in certain debt obligations may cause the Underlying Portfolio or the Strategy to recognize taxable income in excess of the cash generated by such obligations. Thus, a Strategy or an Underlying Portfolio could be required to sell other investments in order to satisfy their distribution requirements.


ALLIANCEBERNSTEIN TAX-MANAGED BALANCED WEALTH STRATEGY and ALLIANCEBERNSTEIN TAX-MANAGED CONSERVATIVE WEALTH STRATEGY both intend generally to qualify to pay exempt-interest dividends to their respective U.S. shareholders. These Strategies will be qualified to pay exempt-interest dividends only if, at the close of each quarter of the taxable year, at least 50% of the total value of their respective assets consists of obligations the interest on which is exempt from federal income tax. See the Strategies' SAI for a further explanation of this tax issue.

If you buy shares just before a Strategy deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.


The sale or exchange of Strategy shares is a taxable transaction for federal income tax purposes.

Each year shortly after December 31, each Strategy will send you tax information stating the amount and type of all its distributions for the year. You are encouraged to consult your tax adviser about the federal, state, and local tax consequences in your particular circumstances, as well as about any possible foreign tax consequences.

NON-U.S. SHAREHOLDERS
If you are a nonresident alien individual or a foreign corporation for federal income tax purposes, please see the Strategies' SAI for information on how you will be taxed as a result of holding shares in the Strategies.

GENERAL INFORMATION
--------------------------------------------------------------------------------


Under unusual circumstances, a Strategy may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. Each Strategy reserves the right to close an account that has remained below $500 for 90 days.


During drastic economic or market developments, you might have difficulty in reaching ABIS by telephone, in which event you should issue written instructions to ABIS. ABIS is not responsible for the authenticity of telephone requests to purchase, sell, or exchange shares. ABIS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephone requests. The telephone service may be suspended or terminated at any time without notice.

Shareholder Services. ABIS offers a variety of shareholder services. For more information about these services or your account, call ABIS's toll-free number, 800-221-5672. Some services are described in the Mutual Fund Application.

Householding. Many shareholders of the AllianceBernstein Mutual Funds have family members living in the same home who also own shares of the same Strategies. In order to reduce the amount of duplicative mail that is sent to homes with more than one Strategy account and to reduce expenses of the Strategies, all AllianceBernstein Mutual Funds will, until notified otherwise, send only one copy of each prospectus, shareholder report and proxy statement to each household address. This process, known as "householding", does not apply to account statements, confirmations, or personal tax information. If you do not wish to participate in householding, or wish to discontinue householding at any time, call ABIS at 800-221-5672. We will resume separate mailings for your account within 30 days of your request.

GLOSSARY OF INVESTMENT TERMS

--------------------------------------------------------------------------------

EQUITY SECURITIES include (i) common stocks, partnership interests, business trust shares and other equity or ownership interests in business enterprises and (ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares and interests.

FIXED-INCOME SECURITIES are debt securities and dividend-paying preferred stocks, including floating rate and variable rate instruments.



BARCLAYS CAPITAL 5-YR GEN'L OBL. MUNI BOND INDEX is an unmanaged composite measure of total return performance for the municipal bond market on those municipal bonds with maturities of five years. The securities in this index include ratings categories A and Aaa.


BARCLAYS CAPITAL U.S. AGGREGATE INDEX provides a measure of the performance of the U.S. dollar-denominated investment grade bond market, which includes investment grade (must be Baa3/BBB- or higher using the middle rating of Moody's, S&P, and Fitch) government bonds, investment grade corporate bonds, mortgage pass through securities, commercial mortgage backed securities and asset-backed securities that are publicly for sale in the United States.


MSCI EAFE INDEX is an international, unmanaged, weighted stock market index that includes over 1,000 securities listed on the stock exchanges of 21 developed market countries from Europe, Australia, Asia and the Far East.

S&P 500 INDEX is a stock market index containing the stocks of 500 U.S. large-cap corporations. Widely regarded as the best single gauge of the U.S. equities market, the S&P 500 Index includes a representative sample of 500 leading companies in leading industries of the U.S. economy.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The financial highlights table is intended to help you understand each Strategy's financial performance for the past five years. Certain information reflects financial results for a single share of each Strategy. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Strategy (assuming reinvestment of all dividends and distributions). This information for the most recently completed fiscal year has been audited by Ernst & Young LLP, independent registered public accounting firm. The information for the prior years has been audited by the Strategies' previous independent registered public accountants. The reports of the independent registered public accounting firms, along with each Strategy's financial statements, are included in each Strategy's annual report, which is available upon request.

                                 INCOME FROM INVESTMENT OPERATIONS           LESS DIVIDENDS AND DISTRIBUTIONS
                               -------------------------------------  ---------------------------------------------
                                           NET REALIZED  NET INCREASE
                     NET ASSET    NET     AND UNREALIZED  (DECREASE)  DIVIDENDS  DISTRIBUTIONS   TAX
                      VALUE,   INVESTMENT GAIN (LOSS) ON IN NET ASSET  FROM NET    FROM NET    RETURN   TOTAL DIVI-
FISCAL YEAR          BEGINNING   INCOME     INVESTMENT    VALUE FROM  INVESTMENT   REALIZED      OF      DENDS AND
OR PERIOD            OF PERIOD (LOSS) (a)  TRANSACTIONS   OPERATIONS    INCOME       GAINS     CAPITAL DISTRIBUTIONS
--------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN WEALTH APPRECIATION STRATEGY
CLASS A
Year ended 8/31/10     $9.89      $.09         $.14          $.23       $(.12)       $0.00      $0.00      $(.12)
Year ended 8/31/09     13.38       .12        (2.91)        (2.79)       (.07)        (.63)      0.00       (.70)
Year ended 8/31/08     16.32       .36        (2.70)        (2.34)       (.32)        (.28)      0.00       (.60)
Year ended 8/31/07     14.39       .27         2.00          2.27        (.30)        (.04)      0.00       (.34)
Year ended 8/31/06     12.74       .06         1.67          1.73        (.05)        (.03)      0.00       (.08)

CLASS B
Year ended 8/31/10     $9.73      $.01         $.15          $.16       $(.05)       $0.00      $0.00      $(.05)
Year ended 8/31/09     13.17       .05        (2.86)        (2.81)       0.00         (.63)      0.00       (.63)
Year ended 8/31/08     16.08       .25        (2.67)        (2.42)       (.21)        (.28)      0.00       (.49)
Year ended 8/31/07     14.21       .17         1.95          2.12        (.21)        (.04)      0.00       (.25)
Year ended 8/31/06     12.62      (.04)        1.66          1.62        0.00         (.03)      0.00       (.03)

CLASS C
Year ended 8/31/10     $9.74      $.02         $.14          $.16       $(.05)       $0.00      $0.00      $(.05)
Year ended 8/31/09     13.18       .05        (2.86)        (2.81)       0.00         (.63)      0.00       (.63)
Year ended 8/31/08     16.08       .25        (2.66)        (2.41)       (.21)        (.28)      0.00       (.49)
Year ended 8/31/07     14.21       .15         1.97          2.12        (.21)        (.04)      0.00       (.25)
Year ended 8/31/06     12.62      (.04)        1.66          1.62        0.00         (.03)      0.00       (.03)

ADVISOR CLASS
Year ended 8/31/10     $9.91      $.12         $.14          $.26       $(.15)       $0.00      $0.00      $(.15)
Year ended 8/31/09     13.44       .13        (2.91)        (2.78)       (.12)        (.63)      0.00       (.75)
Year ended 8/31/08     16.39       .38        (2.69)        (2.31)       (.36)        (.28)      0.00       (.64)
Year ended 8/31/07     14.44       .32         2.00          2.32        (.33)        (.04)      0.00       (.37)
Year ended 8/31/06     12.77       .09         1.69          1.78        (.08)        (.03)      0.00       (.11)

ALLIANCEBERNSTEIN BALANCED WEALTH STRATEGY
CLASS A
Year ended 8/31/10    $10.14      $.24         $.47          $.71       $(.24)       $0.00      $0.00+     $(.24)
Year ended 8/31/09     12.04       .27        (1.50)        (1.23)       (.28)        (.39)      0.00       (.67)
Year ended 8/31/08     13.94       .48        (1.75)        (1.27)       (.48)        (.15)      0.00       (.63)
Year ended 8/31/07     12.86       .37         1.12          1.49        (.39)        (.02)      0.00       (.41)
Year ended 8/31/06     11.96       .24          .93          1.17        (.23)        (.04)      0.00       (.27)

CLASS B
Year ended 8/31/10    $10.09      $.16         $.46          $.62       $(.16)       $0.00      $0.00+     $(.16)
Year ended 8/31/09     11.97       .21        (1.49)        (1.28)       (.21)        (.39)      0.00       (.60)
Year ended 8/31/08     13.86       .38        (1.73)        (1.35)       (.39)        (.15)      0.00       (.54)
Year ended 8/31/07     12.80       .28         1.10          1.38        (.30)        (.02)      0.00       (.32)
Year ended 8/31/06     11.91       .15          .93          1.08        (.15)        (.04)      0.00       (.19)

CLASS C
Year ended 8/31/10    $10.10      $.16         $.46          $.62       $(.16)       $0.00      $0.00+     $(.16)
Year ended 8/31/09     11.98       .21        (1.49)        (1.28)       (.21)        (.39)      0.00       (.60)
Year ended 8/31/08     13.87       .39        (1.74)        (1.35)       (.39)        (.15)      0.00       (.54)
Year ended 8/31/07     12.80       .27         1.12          1.39        (.30)        (.02)      0.00       (.32)
Year ended 8/31/06     11.91       .15          .93          1.08        (.15)        (.04)      0.00       (.19)

ADVISOR CLASS
Year ended 8/31/10    $10.17      $.26         $.48          $.74       $(.27)       $0.00      $0.00+     $(.27)
Year ended 8/31/09     12.07       .30        (1.50)        (1.20)       (.31)        (.39)      0.00       (.70)
Year ended 8/31/08     13.97       .49        (1.72)        (1.23)       (.52)        (.15)      0.00       (.67)
Year ended 8/31/07     12.89       .42         1.11          1.53        (.43)        (.02)      0.00       (.45)
Year ended 8/31/06     11.98       .27          .95          1.22        (.27)        (.04)      0.00       (.31)
--------------------------------------------------------------------------------------------------------------------



Please refer to the footnotes on page 71.

                                           RATIOS/SUPPLEMENTAL DATA
                        ----------------------------------------------------------
              TOTAL                       RATIOS TO AVERAGE NET ASSETS OF: RATIO OF NET
            INVESTMENT                 -----------------------------------  INVESTMENT
NET ASSET  RETURN BASED   NET ASSETS   EXPENSES, NET        EXPENSES,      INCOME (LOSS) PORTFOLIO
VALUE, END ON NET ASSET END OF PERIOD   OF WAIVERS/      BEFORE WAIVERS/    TO AVERAGE   TURNOVER
OF PERIOD   VALUE (b)   (000S OMITTED) REIMBURSEMENTS    REIMBURSEMENTS     NET ASSETS     RATE
--------------------------------------------------------------------------------------------------
  $10.00        2.27%     $  518,314        1.10%(c)(d)       1.10%(c)(d)       .86%(d)      4%
    9.89      (19.63)        569,413        1.14(c)           1.14(c)          1.33          9
   13.38      (14.86)        825,949        1.08(c)           1.08(c)          2.39          4
   16.32       15.88         906,379        1.07(c)           1.07(c)          1.68          5
   14.39       13.64         526,745        1.13(c)(d)        1.13(c)(d)        .41(d)       1

  $ 9.84        1.57%     $  151,107        1.84%(c)(d)       1.84%(c)(d)       .13%(d)      4%
    9.73      (20.24)        184,655        1.89(c)           1.89(c)           .60          9
   13.17      (15.49)        291,413        1.80(c)           1.80(c)          1.70          4
   16.08       15.02         365,429        1.79(c)           1.79(c)          1.05          5
   14.21       12.85         261,738        1.85(c)(d)        1.85(c)(d)       (.32)(d)      1

  $ 9.85        1.57%     $  198,641        1.82%(c)(d)       1.82%(c)(d)       .15%(d)      4%
    9.74      (20.23)        236,908        1.86(c)           1.86(c)           .63          9
   13.18      (15.43)        378,541        1.79(c)           1.79(c)          1.70          4
   16.08       15.02         440,098        1.77(c)           1.77(c)           .96          5
   14.21       12.85         244,732        1.83(c)(d)        1.83(c)(d)       (.30)(d)      1

  $10.02        2.54%     $  595,665         .80%(c)(d)        .80%(c)(d)      1.13%(d)      4%
    9.91      (19.39)        529,636         .84(c)            .84(c)          1.54          9
   13.44      (14.62)        552,028         .78(c)            .78(c)          2.50          4
   16.39       16.23         477,616         .77(c)            .77(c)          2.00          5
   14.44       13.99         300,451         .82(c)(d)         .82(c)(d)        .67(d)       1

  $10.61        6.98%     $1,021,789         .99%(c)(d)        .99%(c)(d)      2.19%(d)      5%
   10.14       (9.09)      1,068,626        1.01(c)           1.01(c)          3.05          9
   12.04       (9.49)      1,404,046         .93(c)            .93(c)          3.62          6
   13.94       11.68       1,481,913         .95(c)            .95(c)          2.72          3
   12.86        9.94         934,926         .99(c)(d)         .99(c)(d)       1.91(d)       1

  $10.55        6.16%     $  354,756        1.72%(c)(d)       1.72%(c)(d)      1.47%(d)      5%
   10.09       (9.69)        405,281        1.74(c)           1.74(c)          2.33          9
   11.97      (10.12)        571,333        1.66(c)           1.66(c)          2.91          6
   13.86       10.85         648,527        1.66(c)           1.66(c)          2.04          3
   12.80        9.16         455,131        1.71(c)(d)        1.71(c)(d)       1.20(d)       1

  $10.56        6.15%     $  430,059        1.70%(c)(d)       1.70%(c)(d)      1.49%(d)      5%
   10.10       (9.69)        472,336        1.72(c)           1.72(c)          2.37          9
   11.98      (10.11)        683,989        1.64(c)           1.64(c)          2.93          6
   13.87       10.92         750,829        1.65(c)           1.65(c)          1.99          3
   12.80        9.16         420,484        1.70(c)(d)        1.70(c)(d)       1.22(d)       1

  $10.64        7.27%     $   84,269         .69%(c)(d)        .69%(c)(d)      2.45%(d)      5%
   10.17       (8.79)         85,434         .71(c)            .71(c)          3.35          9
   12.07       (9.19)        113,428         .63(c)            .63(c)          3.74          6
   13.97       11.98         112,984         .65(c)            .65(c)          3.01          3
   12.89       10.31          83,781         .69(c)(d)         .69(c)(d)       2.17(d)       1
--------------------------------------------------------------------------------------------------

                                 INCOME FROM INVESTMENT OPERATIONS           LESS DIVIDENDS AND DISTRIBUTIONS
                               -------------------------------------  ---------------------------------------------
                                           NET REALIZED  NET INCREASE
                     NET ASSET    NET     AND UNREALIZED  (DECREASE)  DIVIDENDS  DISTRIBUTIONS   TAX
                      VALUE,   INVESTMENT GAIN (LOSS) ON IN NET ASSET  FROM NET    FROM NET    RETURN   TOTAL DIVI-
FISCAL YEAR          BEGINNING   INCOME     INVESTMENT    VALUE FROM  INVESTMENT   REALIZED      OF      DENDS AND
OR PERIOD            OF PERIOD (LOSS) (a)  TRANSACTIONS   OPERATIONS    INCOME       GAINS     CAPITAL DISTRIBUTIONS
--------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN CONSERVATIVE WEALTH STRATEGY
CLASS A
Year ended 8/31/10    $10.14      $.20        $ .53         $ .73       $(.21)       $0.00      $0.00+     $(.21)
Year ended 8/31/09     11.09       .31         (.71)         (.40)       (.33)        (.22)      0.00       (.55)
Year ended 8/31/08     12.14       .46         (.94)         (.48)       (.47)        (.10)      0.00       (.57)
Year ended 8/31/07     11.66       .37          .52           .89        (.38)        (.03)      0.00       (.41)
Year ended 8/31/06     11.17       .27          .47           .74        (.24)        (.01)      0.00       (.25)

CLASS B
Year ended 8/31/10    $10.08      $.12        $ .53         $ .65       $(.13)       $0.00      $0.00+     $(.13)
Year ended 8/31/09     11.03       .25         (.72)         (.47)       (.26)        (.22)      0.00       (.48)
Year ended 8/31/08     12.08       .37         (.93)         (.56)       (.39)        (.10)      0.00       (.49)
Year ended 8/31/07     11.61       .28          .52           .80        (.30)        (.03)      0.00       (.33)
Year ended 8/31/06     11.13       .19          .47           .66        (.17)        (.01)      0.00       (.18)

CLASS C
Year ended 8/31/10    $10.08      $.12        $ .53         $ .65       $(.13)       $0.00      $0.00+     $(.13)
Year ended 8/31/09     11.02       .25         (.71)         (.46)       (.26)        (.22)      0.00       (.48)
Year ended 8/31/08     12.07       .38         (.94)         (.56)       (.39)        (.10)      0.00       (.49)
Year ended 8/31/07     11.60       .28          .52           .80        (.30)        (.03)      0.00       (.33)
Year ended 8/31/06     11.12       .19          .47           .66        (.17)        (.01)      0.00       (.18)

ADVISOR CLASS
Year ended 8/31/10    $10.15      $.23        $ .54         $ .77       $(.23)       $0.00      $(.01)     $(.24)
Year ended 8/31/09     11.11       .32         (.70)         (.38)       (.36)        (.22)      0.00       (.58)
Year ended 8/31/08     12.16       .47         (.91)         (.44)       (.51)        (.10)      0.00       (.61)
Year ended 8/31/07     11.67       .43          .50           .93        (.41)        (.03)      0.00       (.44)
Year ended 8/31/06     11.18       .31          .47           .78        (.28)        (.01)      0.00       (.29)
--------------------------------------------------------------------------------------------------------------------



Please refer to the footnotes on page 71.

                                           RATIOS/SUPPLEMENTAL DATA
                        ----------------------------------------------------------
              TOTAL                       RATIOS TO AVERAGE NET ASSETS OF: RATIO OF NET
            INVESTMENT                 -----------------------------------  INVESTMENT
NET ASSET  RETURN BASED   NET ASSETS   EXPENSES, NET        EXPENSES,      INCOME (LOSS) PORTFOLIO
VALUE, END ON NET ASSET END OF PERIOD   OF WAIVERS/      BEFORE WAIVERS/    TO AVERAGE   TURNOVER
OF PERIOD   VALUE (b)   (000S OMITTED) REIMBURSEMENTS    REIMBURSEMENTS     NET ASSETS     RATE
--------------------------------------------------------------------------------------------------
  $10.66       7.21%       $346,347         1.00%(c)(d)       1.00%(c)(d)      1.87%(d)      5%
   10.14      (3.01)        354,786         1.00(c)           1.00(c)          3.35         13
   11.09      (4.15)        444,466          .96(c)            .96(c)          3.88          5
   12.14       7.66         400,294          .98(c)            .98(c)          3.06          3
   11.66       6.71         268,341         1.02(c)(d)        1.02(c)(d)       2.42(d)       2

  $10.60       6.48%       $119,926         1.72%(c)(d)       1.72%(c)(d)      1.17%(d)      5%
   10.08      (3.75)        138,128         1.73(c)           1.73(c)          2.64         13
   11.03      (4.85)        185,022         1.68(c)           1.68(c)          3.17          5
   12.08       6.92         172,580         1.70(c)           1.70(c)          2.37          3
   11.61       5.94         124,623         1.73(c)(d)        1.73(c)(d)       1.72(d)       2

  $10.60       6.48%       $171,195         1.71%(c)(d)       1.71%(c)(d)      1.17%(d)      5%
   10.08      (3.66)        183,559         1.71(c)           1.71(c)          2.65         13
   11.02      (4.85)        246,147         1.67(c)           1.67(c)          3.23          5
   12.07       6.93         230,707         1.69(c)           1.69(c)          2.34          3
   11.60       5.95         135,419         1.72(c)(d)        1.72(c)(d)       1.72(d)       2

  $10.68       7.62%       $ 23,631          .70%(c)(d)        .70%(c)(d)      2.15%(d)      5%
   10.15      (2.79)         29,458          .70(c)            .70(c)          3.43         13
   11.11      (3.86)         30,719          .66(c)            .66(c)          4.02          5
   12.16       8.05          25,415          .68(c)            .68(c)          3.53          3
   11.67       7.01          24,549          .72(c)(d)         .72(c)(d)       2.71(d)       2
--------------------------------------------------------------------------------------------------

                                     INCOME FROM INVESTMENT OPERATIONS               LESS DIVIDENDS AND DISTRIBUTIONS
                               ---------------------------------------------  ---------------------------------------------
                                           NET REALIZED          NET INCREASE
                     NET ASSET    NET     AND UNREALIZED CONTRI-  (DECREASE)  DIVIDENDS  DISTRIBUTIONS   TAX
                      VALUE,   INVESTMENT GAIN (LOSS) ON BUTION  IN NET ASSET  FROM NET    FROM NET    RETURN   TOTAL DIVI-
FISCAL YEAR          BEGINNING   INCOME     INVESTMENT    FROM    VALUE FROM  INVESTMENT   REALIZED      OF      DENDS AND
OR PERIOD            OF PERIOD (LOSS) (a)  TRANSACTIONS  ADVISER  OPERATIONS    INCOME       GAINS     CAPITAL DISTRIBUTIONS
----------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN TAX-MANAGED WEALTH APPRECIATION STRATEGY
CLASS A
Year ended 8/31/10    $10.35     $ .09        $ (.12)     $0.00     $ (.03)     $(.14)       $0.00      $0.00      $(.14)
Year ended 8/31/09     12.98       .14         (2.65)      0.00+     (2.51)      (.12)        0.00       0.00       (.12)
Year ended 8/31/08     15.94       .17         (2.58)      0.00+     (2.41)      (.14)        (.41)      0.00       (.55)
Year ended 8/31/07     14.00       .14          1.93       0.00+      2.07       (.08)        (.05)      0.00       (.13)
Year ended 8/31/06     12.66       .08          1.42       0.00       1.50       (.01)        (.15)      0.00       (.16)

CLASS B
Year ended 8/31/10    $10.16     $ .01        $ (.11)     $0.00     $ (.10)     $(.07)       $0.00      $0.00      $(.07)
Year ended 8/31/09     12.70       .07         (2.59)      0.00+     (2.52)      (.02)        0.00       0.00       (.02)
Year ended 8/31/08     15.61       .07         (2.54)      0.00+     (2.47)      (.03)        (.41)      0.00       (.44)
Year ended 8/31/07     13.75       .02          1.89       0.00+      1.91       0.00         (.05)      0.00       (.05)
Year ended 8/31/06     12.51      (.02)         1.41       0.00       1.39       0.00         (.15)      0.00       (.15)

CLASS C
Year ended 8/31/10    $10.17     $ .01        $ (.11)     $0.00     $ (.10)     $(.07)       $0.00      $0.00      $(.07)
Year ended 8/31/09     12.71       .08         (2.60)      0.00+     (2.52)      (.02)        0.00       0.00       (.02)
Year ended 8/31/08     15.62       .07         (2.54)      0.00+     (2.47)      (.03)        (.41)      0.00       (.44)
Year ended 8/31/07     13.75       .03          1.89       0.00+      1.92       0.00         (.05)      0.00       (.05)
Year ended 8/31/06     12.52      (.01)         1.39       0.00       1.38       0.00         (.15)      0.00       (.15)

ADVISOR CLASS
Year ended 8/31/10    $10.40     $ .12        $ (.12)     $0.00     $ 0.00      $(.17)       $0.00      $0.00      $(.17)
Year ended 8/31/09     13.07       .17         (2.68)      0.00+     (2.51)      (.16)        0.00       0.00       (.16)
Year ended 8/31/08     16.05       .22         (2.61)      0.00+     (2.39)      (.18)        (.41)      0.00       (.59)
Year ended 8/31/07     14.09       .20          1.92       0.00+      2.12       (.11)        (.05)      0.00       (.16)
Year ended 8/31/06     12.72       .17          1.38       0.00       1.55       (.03)        (.15)      0.00       (.18)
----------------------------------------------------------------------------------------------------------------------------



Please refer to the footnotes on page 71.

                                           RATIOS/SUPPLEMENTAL DATA
                          ------------------------------------------------------------
              TOTAL                         RATIOS TO AVERAGE NET ASSETS OF:
            INVESTMENT                   ----------------------------------- RATIO OF NET
NET ASSET  RETURN BASED     NET ASSETS   EXPENSES, NET        EXPENSES,      INCOME (LOSS) PORTFOLIO
VALUE, END ON NET ASSET   END OF PERIOD   OF WAIVERS/      BEFORE WAIVERS/    TO AVERAGE   TURNOVER
OF PERIOD   VALUE (b)     (000S OMITTED) REIMBURSEMENTS    REIMBURSEMENTS     NET ASSETS     RATE
----------------------------------------------------------------------------------------------------
  $10.18        (.37)%(e)    $ 51,952         1.05%(d)          1.05%(d)          .83%(d)      82%
   10.35      (19.21)          72,253         1.11              1.11             1.58         111
   12.98      (15.63)         121,356         1.10              1.10             1.18          50
   15.94       14.76          144,257         1.14              1.14              .89          48
   14.00       11.87          102,651         1.36(d)           1.36(d)           .59(d)       40

  $ 9.99       (1.06)%(e)    $  9,283         1.81%(d)          1.81%(d)          .06%(d)      82%
   10.16      (19.85)          12,827         1.86              1.86              .81         111
   12.70      (16.24)          22,322         1.82              1.82              .45          50
   15.61       13.87           31,029         1.86              1.86              .14          48
   13.75       11.11           27,310         2.09(d)           2.09(d)          (.16)(d)      40

  $10.00       (1.06)%(e)    $ 27,754         1.78%(d)          1.78%(d)          .09%(d)      82%
   10.17      (19.84)          34,643         1.83              1.83              .84         111
   12.71      (16.23)          57,982         1.81              1.81              .48          50
   15.62       13.94           70,425         1.85              1.85              .18          48
   13.75       11.02           47,689         2.06(d)           2.06(d)          (.09)(d)      40

  $10.23        (.11)%(e)    $448,476          .78%(d)           .78%(d)         1.12%(d)      82%
   10.40      (19.00)         409,753          .82               .82             1.83         111
   13.07      (15.41)         346,868          .80               .80             1.52          50
   16.05       15.09          275,563          .84               .84             1.26          48
   14.09       12.23          104,701         1.01(d)           1.01(d)          1.26(d)       40
----------------------------------------------------------------------------------------------------

                                     INCOME FROM INVESTMENT OPERATIONS               LESS DIVIDENDS AND DISTRIBUTIONS
                               ---------------------------------------------  ---------------------------------------------
                                           NET REALIZED          NET INCREASE
                     NET ASSET    NET     AND UNREALIZED CONTRI-  (DECREASE)  DIVIDENDS  DISTRIBUTIONS   TAX
                      VALUE,   INVESTMENT GAIN (LOSS) ON BUTION  IN NET ASSET  FROM NET    FROM NET    RETURN   TOTAL DIVI-
FISCAL YEAR          BEGINNING   INCOME     INVESTMENT    FROM    VALUE FROM  INVESTMENT   REALIZED      OF      DENDS AND
OR PERIOD            OF PERIOD (LOSS) (a)  TRANSACTIONS  ADVISER  OPERATIONS    INCOME       GAINS     CAPITAL DISTRIBUTIONS
----------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN TAX-MANAGED BALANCED WEALTH STRATEGY
CLASS A
Year ended 8/31/10    $11.07      $.20        $ .22       $0.00     $ .42       $(.20)       $0.00      $0.00      $(.20)
Year ended 8/31/09     11.94       .23         (.87)       0.00+     (.64)       (.23)        0.00       0.00       (.23)
Year ended 8/31/08     12.86       .25         (.92)       0.00+     (.67)       (.25)        0.00       0.00       (.25)
Year ended 8/31/07     12.09       .22          .77        0.00+      .99        (.22)        0.00       0.00       (.22)
Year ended 8/31/06     11.49       .19          .58        0.00       .77        (.17)        0.00       0.00       (.17)

CLASS B
Year ended 8/31/10    $11.08      $.12        $ .22       $0.00     $ .34       $(.12)       $0.00      $0.00      $(.12)
Year ended 8/31/09     11.94       .15         (.85)       0.00+     (.70)       (.16)        0.00       0.00       (.16)
Year ended 8/31/08     12.87       .16         (.93)       0.00+     (.77)       (.16)        0.00       0.00       (.16)
Year ended 8/31/07     12.10       .13          .77        0.00+      .90        (.13)        0.00       0.00       (.13)
Year ended 8/31/06     11.50       .10(f)       .58        0.00       .68        (.08)        0.00       0.00       (.08)

CLASS C
Year ended 8/31/10    $11.11      $.12        $ .22       $0.00     $ .34       $(.12)       $0.00      $0.00      $(.12)
Year ended 8/31/09     11.97       .15         (.85)       0.00+     (.70)       (.16)        0.00       0.00       (.16)
Year ended 8/31/08     12.89       .17         (.93)       0.00+     (.76)       (.16)        0.00       0.00       (.16)
Year ended 8/31/07     12.13       .14          .75        0.00+      .89        (.13)        0.00       0.00       (.13)
Year ended 8/31/06     11.52       .11          .58        0.00       .69        (.08)        0.00       0.00       (.08)

ADVISOR CLASS
Year ended 8/31/10    $11.08      $.23        $ .23       $0.00     $ .46       $(.23)       $0.00      $0.00      $(.23)
Year ended 8/31/09     11.95       .26         (.86)       0.00+     (.60)       (.27)        0.00       0.00       (.27)
Year ended 8/31/08     12.88       .30         (.94)       0.00+     (.64)       (.29)        0.00       0.00       (.29)
Year ended 8/31/07     12.11       .26          .77        0.00+     1.03        (.26)        0.00       0.00       (.26)
Year ended 8/31/06     11.50       .23          .58        0.00       .81        (.20)        0.00       0.00       (.20)
----------------------------------------------------------------------------------------------------------------------------



Please refer to the footnotes on page 71.

                                          RATIOS/SUPPLEMENTAL DATA
                        -----------------------------------------------------------
              TOTAL                       RATIOS TO AVERAGE NET ASSETS OF:
            INVESTMENT                 ----------------------------------- RATIO OF NET
NET ASSET  RETURN BASED   NET ASSETS   EXPENSES, NET        EXPENSES,      INCOME (LOSS)  PORTFOLIO
VALUE, END ON NET ASSET END OF PERIOD   OF WAIVERS/      BEFORE WAIVERS/    TO AVERAGE    TURNOVER
OF PERIOD   VALUE (b)   (000S OMITTED) REIMBURSEMENTS    REIMBURSEMENTS     NET ASSETS      RATE
---------------------------------------------------------------------------------------------------
  $11.29       3.76%(e)    $140,601         1.11%(d)          1.11%(d)         1.72%(d)      44%
   11.07      (5.14)        174,795         1.10              1.10             2.21          54
   11.94      (5.26)        209,200         1.08              1.08             2.03          48
   12.86       8.26         224,147         1.10              1.10             1.76          51
   12.09       6.72         198,406         1.18(d)           1.18(d)          1.60(d)       57

  $11.30       3.02%(e)    $ 24,819         1.83%(d)          1.83%(d)         1.00%(d)      44%
   11.08      (5.78)         31,658         1.83              1.83             1.48          54
   11.94      (6.03)         44,855         1.81              1.81             1.29          48
   12.87       7.49          57,171         1.82              1.82             1.03          51
   12.10       5.97          60,329         1.90(d)           1.91(d)           .86(d)(f)    57

  $11.33       3.01%(e)    $ 51,940         1.82%(d)          1.82%(d)         1.02%(d)      44%
   11.11      (5.76)         61,986         1.81              1.81             1.50          54
   11.97      (5.94)         76,247         1.79              1.79             1.32          48
   12.89       7.39          83,433         1.80              1.80             1.07          51
   12.13       6.05          63,889         1.89(d)           1.89(d)           .89(d)       57

  $11.31       4.16%(e)    $ 12,919          .82%(d)           .82%(d)         2.06%(d)      44%
   11.08      (4.85)          8,687          .80               .80             2.50          54
   11.95      (5.05)          8,927          .78               .78             2.34          48
   12.88       8.57          10,326          .79               .79             2.07          51
   12.11       7.11           7,670          .88(d)            .88(d)          1.91(d)       57
---------------------------------------------------------------------------------------------------

                                     INCOME FROM INVESTMENT OPERATIONS               LESS DIVIDENDS AND DISTRIBUTIONS
                               ---------------------------------------------  ---------------------------------------------
                                           NET REALIZED          NET INCREASE
                     NET ASSET    NET     AND UNREALIZED CONTRI-  (DECREASE)  DIVIDENDS  DISTRIBUTIONS   TAX
                      VALUE,   INVESTMENT GAIN (LOSS) ON BUTION  IN NET ASSET  FROM NET    FROM NET    RETURN   TOTAL DIVI-
FISCAL YEAR          BEGINNING   INCOME     INVESTMENT    FROM    VALUE FROM  INVESTMENT   REALIZED      OF      DENDS AND
OR PERIOD            OF PERIOD (LOSS) (a)  TRANSACTIONS  ADVISER  OPERATIONS    INCOME       GAINS     CAPITAL DISTRIBUTIONS
----------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN TAX-MANAGED CONSERVATIVE WEALTH STRATEGY
CLASS A
Year ended 8/31/10    $10.44      $.18        $ .14       $0.00     $ .32       $(.17)       $0.00      $0.00      $(.17)
Year ended 8/31/09     11.01       .22         (.52)       0.00+     (.30)       (.23)        (.04)      0.00       (.27)
Year ended 8/31/08     11.83       .24         (.42)       0.00      (.18)       (.24)        (.40)      0.00       (.64)
Year ended 8/31/07     11.51       .23          .47        0.00+      .70        (.23)        (.15)      0.00       (.38)
Year ended 8/31/06     11.16       .20          .33        0.00       .53        (.18)        0.00       0.00       (.18)

CLASS B
Year ended 8/31/10    $10.70      $.10        $ .15       $0.00     $ .25       $(.09)       $0.00      $0.00      $(.09)
Year ended 8/31/09     11.27       .16         (.54)       0.00+     (.38)       (.15)        (.04)      0.00       (.19)
Year ended 8/31/08     12.10       .16         (.44)       0.00      (.28)       (.15)        (.40)      0.00       (.55)
Year ended 8/31/07     11.76       .15          .48        0.00+      .63        (.14)        (.15)      0.00       (.29)
Year ended 8/31/06     11.40       .12          .34        0.00       .46        (.10)        0.00       0.00       (.10)

CLASS C
Year ended 8/31/10    $10.71      $.10        $ .16       $0.00     $ .26       $(.09)       $0.00      $0.00      $ (09)
Year ended 8/31/09     11.28       .16         (.54)       0.00+     (.38)       (.15)        (.04)      0.00       (.19)
Year ended 8/31/08     12.11       .16         (.44)       0.00      (.28)       (.15)        (.40)      0.00       (.55)
Year ended 8/31/07     11.77       .15          .48        0.00+      .63        (.14)        (.15)      0.00       (.29)
Year ended 8/31/06     11.41       .12          .34        0.00       .46        (.10)        0.00       0.00       (.10)

ADVISOR CLASS
Year ended 8/31/10    $10.46      $.21        $ .14       $0.00     $ .35       $(.20)       $0.00      $0.00      $(.20)
Year ended 8/31/09     11.03       .25         (.52)       0.00+     (.27)       (.26)        (.04)      0.00       (.30)
Year ended 8/31/08     11.85       .28         (.43)       0.00      (.15)       (.27)        (.40)      0.00       (.67)
Year ended 8/31/07     11.53       .26          .48        0.00+      .74        (.27)        (.15)      0.00       (.42)
Year ended 8/31/06     11.19       .23          .32        0.00       .55        (.21)        0.00       0.00       (.21)
----------------------------------------------------------------------------------------------------------------------------



Please refer to the footnotes on page 71.

                                         RATIOS/SUPPLEMENTAL DATA
                        ------------------------------------------------------------
              TOTAL                       RATIOS TO AVERAGE NET ASSETS OF:
            INVESTMENT                 ----------------------------------- RATIO OF NET
NET ASSET  RETURN BASED   NET ASSETS   EXPENSES, NET        EXPENSES,      INCOME (LOSS) PORTFOLIO
VALUE, END ON NET ASSET END OF PERIOD   OF WAIVERS/      BEFORE WAIVERS/    TO AVERAGE   TURNOVER
OF PERIOD   VALUE (b)   (000S OMITTED) REIMBURSEMENTS    REIMBURSEMENTS     NET ASSETS     RATE
--------------------------------------------------------------------------------------------------
  $10.59       3.07%       $65,732          1.20%(d)          1.27%(d)         1.63%(d)     41%
   10.44      (2.57)        73,643          1.20              1.25             2.23         48
   11.01      (1.65)        82,615          1.20              1.24             2.10         65
   11.83       6.15         85,786          1.20              1.26             1.93         59
   11.51       4.79         87,717          1.20(d)           1.33(d)          1.73(d)      75

  $10.86       2.35%       $11,813          1.90%(d)          1.99%(d)          .92%(d)     41%
   10.70      (3.25)        16,376          1.90              1.98             1.54         48
   11.27      (2.42)        24,534          1.90              1.97             1.40         65
   12.10       5.42         32,293          1.90              1.98             1.22         59
   11.76       4.01         37,910          1.90(d)           2.06(d)          1.00(d)      75

  $10.88       2.44%       $27,088          1.90%(d)          1.97%(d)          .93%(d)     41%
   10.71      (3.25)        30,079          1.90              1.96             1.53         48
   11.28      (2.42)        36,443          1.90              1.95             1.40         65
   12.11       5.42         33,937          1.90              1.96             1.24         59
   11.77       4.00         29,954          1.90(d)           2.04(d)          1.02(d)      75

  $10.61       3.37%       $ 4,859           .90%(d)           .97%(d)         1.93%(d)     41%
   10.46      (2.27)         5,423           .90               .95             2.54         48
   11.03      (1.36)         5,693           .90               .95             2.41         65
   11.85       6.46          7,531           .90               .96             2.24         59
   11.53       4.99          5,693           .90(d)           1.03(d)          2.02(d)      75
--------------------------------------------------------------------------------------------------


+ Amount is less than $.005.

(a)Based on average shares outstanding.


(b)Total investment return is calculated assuming an initial investment made at the NAV at the beginning of the period, reinvestment of all dividends and distributions at NAV during the period, and a redemption on the last day of the period. Initial sales charges or CDSCs are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Strategy distributions or the redemption of Strategy shares. Total investment returns calculated for a period of less than one year is not annualized.

(c)Expense ratios do not include expenses of the Underlying Portfolios in which the Strategy invests. For the periods shown below, the estimated annualized blended expense ratios of the Underlying Portfolios were as follows:



                               YEAR ENDED AUGUST 31,
------------------------------------------------------
                              2010 2009 2008 2007 2006
------------------------------------------------------
Wealth Appreciation Strategy  .02% .04% .04% .04% .07%
Balanced Wealth Strategy      .03% .04% .04% .04% .07%
Conservative Wealth Strategy  .03% .04% .04% .04% .06%

--------

(d)The ratio includes expenses attributable to costs of proxy solicitation.

(e)Includes the impact of proceeds received and credited to the Strategy resulting from class action settlements, which enhanced the Tax-Managed Wealth Appreciation Strategy and Tax-Managed Balanced Wealth Strategy's performance for the year August 31, 2010 by 0.01% and 0.04%, respectively.

(f)Net of fees and expenses waived/reimbursed by the Adviser.

APPENDIX A
--------------------------------------------------------------------------------

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION
--------------------------------------------------------------------------------


The settlement agreement between the Adviser and the New York State Attorney General requires the Strategies to include the following supplemental hypothetical investment information, which provides additional information calculated and presented in a manner different from expense information found under "Fees and Expenses of the Strategies" in the Summary Information at the beginning of this Prospectus about the effect of a Strategy's expenses, including investment advisory fees and other Strategy costs, on the Strategy's returns over a 10-year period. The chart shows the estimated expenses (net of any fee or expense waiver for the first year) that would be charged on a hypothetical investment of $10,000 in Class A shares of the Strategy assuming a 5% return each year, including an initial sales charge of 4.25%. Except as otherwise indicated, the chart also assumes that the current annual expense ratio stays the same throughout the 10-year period. The current annual expense ratio for each Strategy is the same as stated under "Fees and Expenses of the Strategies." If you wish to obtain hypothetical investment information for other classes of shares of the Strategy, please refer to the "Mutual Fund Fees and Expenses Calculators" on www.AllianceBernstein.com. Your actual expenses may be higher or lower.


ALLIANCEBERNSTEIN WEALTH APPRECIATION STRATEGY
--------------------------------------------------------------------------------


                         HYPOTHETICAL INVESTMENT              HYPOTHETICAL
            HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
     YEAR    INVESTMENT    EARNINGS    RETURNS     EXPENSES    INVESTMENT
     ---------------------------------------------------------------------
     1       $10,000.00   $  478.75   $10,053.75  $  537.60    $ 9,941.15
     2         9,941.15      497.06    10,438.21     116.91     10,321.30
     3        10,321.30      516.07    10,837.37     121.38     10,715.99
     4        10,715.99      535.80    11,251.79     126.02     11,125.77
     5        11,125.77      556.29    11,682.06     130.84     11,551.22
     6        11,551.22      577.56    12,128.78     135.84     11,992.94
     7        11,992.94      599.65    12,592.59     141.04     12,451.55
     8        12,451.55      622.58    13,074.13     146.43     12,927.70
     9        12,927.70      646.39    13,574.09     152.03     13,422.06
     10       13,422.06      671.10    14,093.16     157.84     13,935.32
     ---------------------------------------------------------------------
     Total                $5,701.25               $1,765.93


ALLIANCEBERNSTEIN BALANCED WEALTH STRATEGY
--------------------------------------------------------------------------------


                         HYPOTHETICAL INVESTMENT              HYPOTHETICAL
            HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
     YEAR    INVESTMENT    EARNINGS    RETURNS     EXPENSES    INVESTMENT
     ---------------------------------------------------------------------
     1       $10,000.00   $  478.75   $10,053.75  $  527.55    $ 9,951.20
     2         9,951.20      497.56    10,448.76     106.58     10,342.18
     3        10,342.18      517.11    10,859.29     110.76     10,748.53
     4        10,748.53      537.43    11,285.96     115.12     11,170.84
     5        11,170.84      558.54    11,729.38     119.64     11,609.74
     6        11,609.74      580.49    12,190.23     124.34     12,065.89
     7        12,065.89      603.29    12,669.18     129.23     12,539.95
     8        12,539.95      627.00    13,166.95     134.30     13,032.65
     9        13,032.65      651.63    13,684.28     139.58     13,544.70
     10       13,544.70      677.24    14,221.94     145.06     14,076.88
     ---------------------------------------------------------------------
     Total                $5,729.04               $1,652.16


ALLIANCEBERNSTEIN CONSERVATIVE WEALTH STRATEGY
--------------------------------------------------------------------------------


                         HYPOTHETICAL INVESTMENT              HYPOTHETICAL
            HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
     YEAR    INVESTMENT    EARNINGS    RETURNS     EXPENSES    INVESTMENT
     ---------------------------------------------------------------------
     1       $10,000.00   $  478.75   $10,053.75  $  528.55    $ 9,950.20
     2         9,950.20      497.51    10,447.71     107.61     10,340.10
     3        10,340.10      517.01    10,857.11     111.83     10,745.28
     4        10,745.28      537.26    11,282.54     116.21     11,166.33
     5        11,166.33      558.32    11,724.65     120.76     11,603.89
     6        11,603.89      580.19    12,184.08     125.50     12,058.58
     7        12,058.58      602.93    12,661.51     130.41     12,531.10
     8        12,531.10      626.56    13,157.66     135.52     13,022.14
     9        13,022.14      651.11    13,673.25     140.82     13,532.42
     10       13,532.42      676.62    14,209.04     146.35     14,062.69
     ---------------------------------------------------------------------
     Total                $5,726.26               $1,663.57

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH APPRECIATION STRATEGY
--------------------------------------------------------------------------------


                         HYPOTHETICAL INVESTMENT              HYPOTHETICAL
            HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
     YEAR    INVESTMENT    EARNINGS    RETURNS     EXPENSES    INVESTMENT
     ---------------------------------------------------------------------
     1       $10,000.00   $  478.75   $10,053.75  $  530.56    $ 9,948.19
     2         9,948.19      497.41    10,445.60     109.68     10,335.92
     3        10,335.92      516.80    10,852.72     113.95     10,738.77
     4        10,738.77      536.94    11,275.71     118.39     11,157.32
     5        11,157.32      557.87    11,715.19     123.01     11,592.18
     6        11,592.18      579.61    12,171.79     127.80     12,043.99
     7        12,043.99      602.20    12,646.19     132.78     12,513.41
     8        12,513.41      625.67    13,139.08     137.96     13,001.12
     9        13,001.12      650.06    13,651.18     143.34     13,507.84
     10       13,507.84      675.39    14,183.23     148.92     14,034.31
     ---------------------------------------------------------------------
     Total                $5,720.70               $1,686.39


ALLIANCEBERNSTEIN TAX-MANAGED BALANCED WEALTH STRATEGY
--------------------------------------------------------------------------------


                         HYPOTHETICAL INVESTMENT              HYPOTHETICAL
            HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
     YEAR    INVESTMENT    EARNINGS    RETURNS     EXPENSES    INVESTMENT
     ---------------------------------------------------------------------
     1       $10,000.00   $  478.75   $10,053.75  $  536.60    $ 9,942.15
     2         9,942.15      497.11    10,439.26     115.88     10,323.38
     3        10,323.38      516.17    10,839.55     120.32     10,719.23
     4        10,719.23      535.96    11,255.19     124.93     11,130.26
     5        11,130.26      556.51    11,686.77     129.72     11,557.05
     6        11,557.05      577.85    12,134.90     134.70     12,000.20
     7        12,000.20      600.01    12,600.21     139.86     12,460.35
     8        12,460.35      623.02    13,083.37     145.23     12,938.14
     9        12,938.14      646.91    13,585.05     150.79     13,434.26
     10       13,434.26      671.71    14,105.97     156.58     13,949.39
     ---------------------------------------------------------------------
     Total                $5,704.00               $1,754.61


ALLIANCEBERNSTEIN TAX-MANAGED CONSERVATIVE WEALTH STRATEGY*
--------------------------------------------------------------------------------


                         HYPOTHETICAL INVESTMENT              HYPOTHETICAL
            HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
     YEAR    INVESTMENT    EARNINGS    RETURNS     EXPENSES    INVESTMENT
     ---------------------------------------------------------------------
     1       $10,000.00   $  478.75   $10,053.75  $  545.65    $ 9,933.10
     2         9,933.10      496.66    10,429.76     132.46     10,297.30
     3        10,297.30      514.87    10,812.17     137.31     10,674.86
     4        10,674.86      533.74    11,208.60     142.35     11,066.25
     5        11,066.25      553.31    11,619.56     147.57     11,471.99
     6        11,471.99      573.60    12,045.59     152.98     11,892.61
     7        11,892.61      594.63    12,487.24     158.59     12,328.65
     8        12,328.65      616.43    12,945.08     164.40     12,780.68
     9        12,780.68      639.03    13,419.71     170.43     13,249.28
     10       13,249.28      662.46    13,911.74     176.68     13,735.06
     ---------------------------------------------------------------------
     Total                $5,663.48               $1,928.42


*Expenses are net of any fee waiver or expense waiver in the first year.
 Thereafter, the expense ratio reflects the Strategy's operating expenses as reflected under "Fees and Expenses of the Strategies" before waiver in the Fee Table.

For more information about the Strategies, the following documents are available upon request:


..  ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS
Each Strategy's annual and semi-annual reports to shareholders contain additional information on the Strategy's investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Strategy's performance during its last fiscal year.

..  STATEMENT OF ADDITIONAL INFORMATION (SAI)
The Strategies have an SAI, which contains more detailed information about the Strategies, including their operations and investment policies. The Strategies' SAI and the independent registered public accounting firm's report and financial statements in the Strategies' most recent annual report to shareholders are incorporated by reference into (and are legally part of) this Prospectus.


You may request a free copy of the current annual/semi-annual report or the SAI, or make inquiries concerning the Strategies, by contacting your broker or other financial intermediary, or by contacting the Adviser:

BY MAIL    AllianceBernstein Investor Services, Inc.
           P.O. Box 786003
           San Antonio, TX 78278-6003

BY PHONE:  For Information: (800) 221-5672
           For Literature: (800) 227-4618


ON THE INTERNET:  www.AllianceBernstein.com



Or you may view or obtain these documents from the Securities and Exchange Commission (the "Commission"):


.. Call the Commission at 1-202-551-8090 for information on the operation of the Public Reference Room.

..  Reports and other information about each Strategy are available on the EDGAR
   Database on the Commission's Internet site at http://www.sec.gov.

.. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington DC 20549-1520.



You also may find these documents and more information about the Adviser and the Strategies on the Internet at: www.AllianceBernstein.com.

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

SEC File No. 811-05088



                                                                  PRO-0106-1210

                                    [GRAPHIC]

WEALTH STRATEGIES RETIREMENT SHARES -- (CLASSES A, R, K AND I)


PROSPECTUS  |  DECEMBER 31, 2010

AllianceBernstein Wealth Strategies
Portfolio Solutions Designed to Balance Risk and Return

Wealth Strategies
(Shares Offered--Exchange Ticker Symbol)
    Wealth Appreciation Strategy
    (Class A-AWAAX; Class R-AWARX; Class K-AWAKX; Class I-AWAIX)

    Balanced Wealth Strategy
    (Class A-ABWAX; Class R-ABWRX; Class K-ABWKX; Class I-ABWIX)

    Conservative Wealth Strategy
    (Class A-ABPAX; Class R-APPRX; Class K-APWKX; Class I-APWIX)




The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

     [LOGO]
       AB
ALLIANCEBERNSTEIN

INVESTMENT PRODUCTS OFFERED
..  ARE NOT FDIC INSURED
..  MAY LOSE VALUE
..  ARE NOT BANK GUARANTEED

TABLE OF CONTENTS
--------------------------------------------------------------------------------


                                                                    Page
SUMMARY INFORMATION................................................   4
  ALLIANCEBERNSTEIN WEALTH APPRECIATION STRATEGY...................   4
  ALLIANCEBERNSTEIN BALANCED WEALTH STRATEGY.......................   8
  ALLIANCEBERNSTEIN CONSERVATIVE WEALTH STRATEGY...................  12
ADDITIONAL INFORMATION ABOUT THE STRATEGIES' RISKS AND INVESTMENTS.  17
INVESTING IN THE STRATEGIES........................................  27
  How to Buy Shares................................................  27
  The Different Share Class Expenses...............................  27
  Distribution Arrangements for Group Retirement Plans.............  28
  Payments to Financial Intermediaries.............................  28
  How to Exchange Shares...........................................  29
  How to Sell or Redeem Shares.....................................  29
  Frequent Purchases and Redemptions of Strategy Shares............  29
  How the Strategies Value Their Shares............................  31
MANAGEMENT OF THE STRATEGIES.......................................  32
DIVIDENDS, DISTRIBUTIONS AND TAXES.................................  36
GENERAL INFORMATION................................................  37
GLOSSARY OF INVESTMENT TERMS.......................................  38
FINANCIAL HIGHLIGHTS...............................................  39
APPENDIX A--HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION........ A-1

SUMMARY INFORMATION
--------------------------------------------------------------------------------



ALLIANCEBERNSTEIN WEALTH APPRECIATION STRATEGY
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE

The Strategy's investment objective is long-term growth of capital.


FEES AND EXPENSES OF THE STRATEGY
This table describes the fees and expenses that you may pay if you buy and hold shares of the Strategy.

SHAREHOLDER FEES (fees paid directly from your investment)



                                                        CLASS A  CLASS R CLASS K CLASS I
                                                        SHARES   SHARES  SHARES  SHARES
----------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                      None(a)  None    None    None
----------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or
redemption proceeds, whichever is lower)                 None(a)  None    None    None
----------------------------------------------------------------------------------------
Exchange Fee                                              None    None    None    None



(a)In some cases, a 1%, 1-year contingent deferred sales charge, or CDSC, may apply to Class A shares. CDSCs for Class A shares may also be subject to waiver in certain circumstances. See "Purchase of Shares" in the Statement of Additional Information or SAI.

ANNUAL STRATEGY OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)



                                                         CLASS A CLASS R CLASS K CLASS I
----------------------------------------------------------------------------------------
Management Fees                                            .65%    .65%    .65%   .65%
Distribution and/or Service (12b-1) Fees                   .30%    .50%    .25%   None
Other Expenses
  Transfer Agent                                           .11%    .25%    .19%   .11%
  Other Expenses                                           .04%    .05%    .04%   .04%
                                                          -----   -----   -----   ----
Total Other Expenses                                       .15%    .30%    .23%   .15%
                                                          =====   =====   =====   ====
Acquired Fund Fees and Expenses (Underlying Portfolios)    .02%    .02%    .02%   .02%
                                                          -----   -----   -----   ----
Total Annual Strategy Operating Expenses                  1.12%   1.47%   1.15%   .82%
                                                          =====   =====   =====   ====
----------------------------------------------------------------------------------------



EXAMPLES
The Examples are intended to help you compare the cost of investing in the Strategy with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Strategy for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Strategy's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                              CLASS A CLASS R CLASS K CLASS I
-----------------------------------------------------------------------------
After 1 Year                                  $  114  $  150  $  117  $   84
After 3 Years                                 $  356  $  465  $  365  $  262
After 5 Years                                 $  617  $  803  $  633  $  455
After 10 Years                                $1,363  $1,757  $1,398  $1,014
-----------------------------------------------------------------------------



PORTFOLIO TURNOVER
The Strategy (or an Underlying Portfolio) pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Strategy shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Strategy Operating Expenses or in the Examples, affect the Strategy's performance. During the most recent fiscal year, the Strategy's portfolio turnover rate (which reflects only purchases and sales of the Underlying Portfolios) was 4% of the average value of its portfolio.

PRINCIPAL STRATEGIES:
The Strategy seeks to achieve its objective by investing in a combination of Underlying Portfolios representing a variety of asset classes and investment styles that are also managed by the Adviser. By allocating its assets among the Underlying Portfolios, the Strategy creates a portfolio that is designed as a solution for investors who seek equity returns without regard to taxes but also want broad diversification of the related risks across styles, capitalization ranges and geographic regions. Through investments in the Underlying Portfolios, the Adviser efficiently diversifies the Strategy between growth and value equity investment styles, and between U.S. and non-U.S. markets. Normally, the Strategy's targeted blend is an equal weighting of growth and value style Underlying Portfolios (50% each). An investment in the Multi-Asset Real Return Underlying Portfolio is treated as 50% debt and 50% equity for the purpose of these allocations.

The following table shows the target percentages of its net assets that the Strategy will invest in each of the Underlying Portfolios indicated as of the date of this Prospectus.



ASSET CLASS  UNDERLYING PORTFOLIO                               TARGETED BLEND
------------------------------------------------------------------------------
STOCK        U.S. Large Cap Growth                                      24.00%
             -----------------------------------------------------------------
             U.S. Value                                                 24.00%
             -----------------------------------------------------------------
             U.S. Small/Mid-Cap Growth                                   7.50%
             -----------------------------------------------------------------
             U.S. Small/Mid-Cap Value                                    7.50%
             -----------------------------------------------------------------
             International Growth                                       13.50%
             -----------------------------------------------------------------
             International Value                                        13.50%
------------------------------------------------------------------------------
REAL RETURN  Multi-Asset Real Return                                    10.00%
------------------------------------------------------------------------------



In addition to blending growth and value styles, the Strategy blends each style component across Underlying Portfolios that invest in U.S. and non-U.S. companies and various capitalization ranges. Within each of the value and growth components, the Strategy's targeted blend is approximately 70% in Underlying Portfolios that invest in U.S. companies and the remaining 30% in Underlying Portfolios that invest in non-U.S. companies. The Adviser will allow the relative weightings of the Strategy's investments in growth and value and U.S. and non-U.S. Underlying Portfolios to vary in response to market conditions, but ordinarily only by (+/-)5% of the Strategy's net assets. Beyond those ranges, the Adviser will generally rebalance the portfolio toward the targeted blend. However, under extraordinary circumstances, such as when market conditions favoring one investment component are compelling, the range may expand to (+/-)10% of the Strategy's net assets. The Strategy's targeted blend may change from time to time without notice to shareholders based on the Adviser's assessment of market conditions.

In managing the Underlying Portfolios, the Adviser selects growth and value equity securities by drawing from a variety of its fundamental growth and value investment disciplines to produce a blended portfolio. Within each investment discipline, the Adviser is able to draw on the resources and expertise of multiple growth and value equity investment teams, specializing in different capitalization ranges and geographic regions (U.S. and non-U.S.), which are supported by more than 50 equity research analysts specializing in growth research, and more than 50 equity research analysts specializing in value research.

Each growth investment team selects stocks using a process that seeks to identify companies with strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. This discipline relies heavily upon the fundamental analysis and research of the Adviser's large internal growth research staff, which follows over 1,500 U.S. and non-U.S. companies. The Adviser's growth analysts prepare their own earnings estimates and financial models for each company followed. Research emphasis is placed on identifying companies whose substantially above-average prospective earnings growth is not fully reflected in current market valuations. Each growth investment team constructs a portfolio that emphasizes equity securities of a limited number of carefully selected, high-quality companies that are judged likely to achieve superior earnings growth.

Each value investment team seeks to identify companies whose long-term earnings power and dividend paying capability are not reflected in the current market price of their securities. This fundamental value discipline relies heavily upon the large internal value research staff of the Adviser's Bernstein unit ("Bernstein"), which follows over 1,500 U.S. and non-U.S. companies. Teams within the value research staff cover a given industry worldwide, to better understand each company's competitive position in a global context. Bernstein's staff of company and industry analysts prepares its own earnings estimates and financial models for each company analyzed. Bernstein identifies and quantifies the critical variables that control a business's performance and analyzes the results in order to forecast each company's long-term prospects and expected returns. Through application of this value investment process, each value investment team constructs a portfolio that emphasizes equity securities of a limited number of value companies.

PRINCIPAL RISKS:

.. MARKET RISK: The value of the Strategy's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth or value, may be underperforming the stock market generally.

.. FOREIGN (NON-U.S.) RISK: The Strategy's investments in Underlying Portfolios that invest in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

.. CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Strategy's investments or reduce its returns.

.. CAPITALIZATION RISK: Investments in small- and mid-capitalization companies by Underlying Portfolios may be more volatile than investments in large-cap companies. Investments in small-cap companies may have additional risks because these companies have limited product lines, markets, or financial resources.

As with all investments, you may lose money by investing in the Strategy.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Strategy by showing:

.. how the Strategy's performance changed from year to year over the life of the Strategy; and

.. how the Strategy's average annual returns for one and five years and over the life of the Strategy compare to those of a broad-based securities market index.

You may obtain updated performance information on the Strategy's website at www.AllianceBernstein.com (click on "Pricing & Performance").

The Strategy's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART
The annual returns in the bar chart are for the Strategy's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2010, the year-to-date unannualized return for Class A shares was 2.32%.


                                     [CHART]

                              Calendar Year End(%)

  00      01     02      03     04       05      06       07      08       09
 ----    ----   ----    ----   ----     ----    ----     ----    ----     ----
 n/a     n/a    n/a     n/a   13.68    10.88   17.48     6.06  -43.44    32.20




During the period shown in the bar chart, the Strategy's:

BEST QUARTER WAS UP 19.66%, 3RD QUARTER, 2009; AND WORST QUARTER WAS DOWN -24.07%, 4TH QUARTER, 2008.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2009)



                                                                       SINCE
                                                      1 YEAR 5 YEARS INCEPTION*
-------------------------------------------------------------------------------
Class A**             Return Before Taxes             31.20%  0.65%    3.94%
-------------------------------------------------------------------------------
Class R               Return Before Taxes             31.79%  0.30%    3.60%
-------------------------------------------------------------------------------
Class K               Return Before Taxes             32.28%  0.63%    3.93%
-------------------------------------------------------------------------------
Class I               Return Before Taxes             32.55%  0.95%    4.25%
-------------------------------------------------------------------------------
S&P 500 Index
(reflects no deduction for fees, expenses, or taxes)  26.46%  0.42%    3.44%
-------------------------------------------------------------------------------
MSCI EAFE Index
(reflects no deduction for fees, expenses, or taxes)  31.78%  3.54%    8.79%
-------------------------------------------------------------------------------
70% S&P 500 Index/30% MSCI EAFE Index/#/
(reflects no deduction for fees, expenses, or taxes)  24.74%  1.18%    5.07%
-------------------------------------------------------------------------------



* Inception Date for Class A shares: 9/2/03, for Class R shares: 2/17/04, for Class K and Class I shares: 3/1/05. Performance information for periods prior to the inception of Class R, Class K and Class I shares is the performance of the Strategy's Class A shares adjusted to reflect the higher expense ratio of Class R shares and the lower expense ratio of Class K and Class I shares, respectively.

**Average annual total returns reflect imposition of the maximum contingent deferred sales charges.

# The information in the 70% S&P 500 Index/30% MSCI EAFE Index shows how the
  Strategy's performance compares with the returns of an index of securities similar to those in which the Strategy invests.

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Strategy.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Strategy's portfolio:



EMPLOYEE                 LENGTH OF SERVICE  TITLE
---------------------------------------------------------------------------------
Thomas J. Fontaine          Since 2008      Senior Vice President of the Adviser

Dokyoung Lee                Since 2008      Senior Vice President of the Adviser

Seth J. Masters             Since 2003      Senior Vice President of the Adviser

Christopher H. Nikolich     Since 2003      Senior Vice President of the Adviser

Patrick J. Rudden           Since 2009      Senior Vice President of the Adviser



ADDITIONAL INFORMATION
For important information about the purchase and sale of Strategy shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF STRATEGY SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 16 of this Prospectus.

ALLIANCEBERNSTEIN BALANCED WEALTH STRATEGY
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE
The Strategy's investment objective is to achieve the highest total return consistent with the Adviser's determination of reasonable risk.

FEES AND EXPENSES OF THE STRATEGY
This table describes the fees and expenses that you may pay if you buy and hold shares of the Strategy.

SHAREHOLDER FEES (fees paid directly from your investment)



                                                        CLASS A  CLASS R CLASS K CLASS I
                                                        SHARES   SHARES  SHARES  SHARES
----------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                      None(a)  None    None    None
----------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption
proceeds, whichever is lower)                            None(a)  None    None    None
----------------------------------------------------------------------------------------
Exchange Fee                                              None    None    None    None



(a)In some cases, a 1%, 1-year contingent deferred sales charge, or CDSC, may apply to Class A shares. CDSCs for Class A shares may also be subject to waiver in certain circumstances. See "Purchase of Shares" in the Statement of Additional Information or SAI.

ANNUAL STRATEGY OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)



                                                         CLASS A CLASS R CLASS K CLASS I
----------------------------------------------------------------------------------------
Management Fees                                            .55%    .55%    .55%   .55%
Distribution and/or Service (12b-1) Fees                   .30%    .50%    .25%   None
Other Expenses
  Transfer Agent                                           .10%    .26%    .18%   .10%
  Other Expenses                                           .04%    .04%    .05%   .04%
                                                          -----   -----   -----   ----
Total Other Expenses                                       .14%    .30%    .23%   .14%
                                                          =====   =====   =====   ====
Acquired Fund Fees and Expenses (Underlying Portfolios)    .03%    .03%    .03%   .03%
                                                          -----   -----   -----   ----
Total Annual Strategy Operating Expenses                  1.02%   1.38%   1.06%   .72%
                                                          =====   =====   =====   ====
----------------------------------------------------------------------------------------



EXAMPLES
The Examples are intended to help you compare the cost of investing in the Strategy with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Strategy for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Strategy's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                              CLASS A CLASS R CLASS K CLASS I
-----------------------------------------------------------------------------
After 1 Year                                  $  104  $  140  $  108   $ 74
After 3 Years                                 $  325  $  437  $  337   $230
After 5 Years                                 $  563  $  755  $  585   $401
After 10 Years                                $1,248  $1,657  $1,294   $894
-----------------------------------------------------------------------------



PORTFOLIO TURNOVER
The Strategy (or an Underlying Portfolio) pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Strategy shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Strategy Operating Expenses or in the Examples, affect the Strategy's performance. During the most recent fiscal year, the Strategy's portfolio turnover rate (which reflects only purchases and sales of the Underlying Portfolios) was 5% of the average value of its portfolio.

PRINCIPAL STRATEGIES:
The Strategy seeks to achieve its objective by investing in a combination of Underlying Portfolios representing a variety of asset classes and investment styles that are also managed by the Adviser. By allocating its assets among the Underlying Portfolios, the Strategy creates a portfolio that is designed as a solution for investors who seek a moderate tilt toward equity returns without regard to taxes but also want the risk diversification offered by debt securities and the broad diversification of their equity risk across styles, capitalization ranges and geographic regions. Through investments in the Underlying Portfolios, the Adviser efficiently diversifies between the debt and equity components to produce the desired risk/return profile of the Strategy. The Strategy targets a weighting of 60% of Underlying Portfolios that invest primarily in equity securities and 40% of Underlying Portfolios that invest primarily in debt securities with a goal of providing moderate upside potential without excessive volatility. An investment in the Multi-Asset Real Return Underlying Portfolio is treated as 50% debt and 50% equity for the purpose of these allocations.

The following table shows the target percentages of its net assets that the Strategy will invest in each of the Underlying Portfolios indicated as of the date of this Prospectus.



ASSET CLASS  UNDERLYING PORTFOLIO                               TARGETED BLEND
------------------------------------------------------------------------------
STOCK        U.S. Large Cap Growth                                      15.50%
             -----------------------------------------------------------------
             U.S. Value                                                 15.50%
             -----------------------------------------------------------------
             U.S. Small/Mid-Cap Growth                                   3.75%
             -----------------------------------------------------------------
             U.S. Small/Mid-Cap Value                                    3.75%
             -----------------------------------------------------------------
             International Growth                                        8.25%
             -----------------------------------------------------------------
             International Value                                         8.25%
------------------------------------------------------------------------------
REAL RETURN  Multi-Asset Real Return                                    10.00%
------------------------------------------------------------------------------
BOND         High-Yield                                                  7.00%
             -----------------------------------------------------------------
             Intermediate Duration                                      28.00%
------------------------------------------------------------------------------



Within the Strategy's equity component, the targeted blend is an equal weighting of Underlying Portfolios that invest primarily in growth and value style stocks (50% each), with approximately 70% of each equity style invested in Underlying Portfolios that invest in U.S. companies and the remaining 30% in Underlying Portfolios that invest in non-U.S. companies. The Adviser will allow the relative weightings of the Strategy's investments in equity and debt, growth and value, and in U.S. and non-U.S. company Underlying Portfolios to change in response to market conditions, but ordinarily, only by (+/-)5% of the Strategy's net assets. Beyond those ranges, the Adviser will rebalance the Strategy toward the targeted blend. However, under extraordinary circumstances, such as when market conditions favoring one investment style are compelling, the range may expand to (+/-)10% of the Strategy's net assets. The Strategy's targeted blend may change from time to time without notice to shareholders based on the Adviser's assessment of market conditions.

In managing the Underlying Portfolios, the Adviser selects growth and value equity securities by drawing from a variety of its fundamental growth and value investment disciplines to produce a blended portfolio. Within each equity investment discipline, the Adviser is able to draw on the resources and expertise of multiple growth and value equity investment teams specializing in different capitalization ranges and geographic regions (U.S. and non-U.S.), which are supported by more than 50 equity research analysts specializing in growth research, and more than 50 equity research analysts specializing in value research.

Each growth investment team selects stocks using a process that seeks to identify companies with strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. This discipline relies heavily upon the fundamental analysis and research of the Adviser's large internal growth research staff, which follows over 1,500 U.S. and non-U.S. companies. The Adviser's growth analysts prepare their own earnings estimates and financial models for each company followed. Research emphasis is placed on identifying companies whose substantially above-average prospective earnings growth is not fully reflected in current market valuations. Each growth investment team constructs a portfolio that emphasizes equity securities of a limited number of carefully selected, high-quality companies that are judged likely to achieve superior earnings growth.

Each value investment team seeks to identify companies whose long term earnings power and dividend paying capability are not reflected in the current market price of their securities. This fundamental value discipline relies heavily upon Bernstein's large internal value research staff, which follows over 1,500 U.S. and non-U.S. companies. Teams within the value research staff cover a given industry worldwide, to better understand each company's competitive position in a global context. Bernstein's staff of company and industry analysts prepares its own earnings estimates and financial models for each company analyzed. Bernstein identifies and quantifies the critical variables that control a business's performance and analyzes the results in order to forecast each company's long-term prospects and expected returns. Through application of this value investment process, each value investment team constructs a portfolio that emphasizes equity securities of a limited number of value companies.

In selecting fixed-income investments, the Adviser may draw on the capabilities of separate investment teams that specialize in different areas that are generally defined by the maturity of the debt securities and/or their ratings, which may include subspecialties (such as inflation-protected securities). These fixed-income teams draw on the resources and expertise of the Adviser's large internal fixed-income research staff, which includes over 50 dedicated fixed income research analysts and economists. The Underlying Portfolios' fixed-income securities will primarily be investment grade debt securities, but are expected to include lower-rated securities ("junk bonds") and preferred stock. The Strategy will not invest more than 25% of its total assets in Underlying Portfolios investing in securities rated, at the time of purchase, below investment grade.

PRINCIPAL RISKS:
.. MARKET RISK: The value of the Strategy's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth or value, may be underperforming the stock market generally.

.. INTEREST RATE RISK: Changes in interest rates will affect the value of the Strategy's investments in Underlying Portfolios that invest in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tend to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. Investments in fixed-income securities with lower credit ratings ("junk bonds") tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

.. CREDIT RISK: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

.. FOREIGN (NON-U.S.) RISK: The Strategy's investments in Underlying Portfolios that invest in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

.. CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Strategy's investments or reduce its returns.

.. CAPITALIZATION RISK: Investments in small- and mid-capitalization companies by Underlying Portfolios may be more volatile than investments in large-cap companies. Investments in small-cap companies may have additional risks because these companies have limited product lines, markets, or financial resources.

As with all investments, you may lose money by investing in the Strategy.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Strategy by showing:

.. how the Strategy's performance changed from year to year over the life of the Strategy; and

.. how the Strategy's average annual returns for one and five years and over the life of the Strategy compare to those of a broad-based securities market index.

You may obtain updated performance information on the Strategy's website at www.AllianceBernstein.com (click on "Pricing & Performance").

The Strategy's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART
The annual returns in the bar chart are for the Strategy's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2010, the year-to-date unannualized return for Class A shares was 5.30%.


                                     [CHART]

                              Calendar Year End(%)

 00      01      02      03       04      05      06      07       08      09
----    ----    ----    ----     ----    ----    ----    ----     ----    ----
 n/a     n/a     n/a     n/a    11.41    7.73   13.88    5.13    -32.31  30.18



During the period shown in the bar chart, the Strategy's:

BEST QUARTER WAS UP 16.14%, 3RD QUARTER, 2009; AND WORST QUARTER WAS DOWN -16.80%, 4TH QUARTER, 2008.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2009)



                                                                                SINCE
                                                               1 YEAR 5 YEARS INCEPTION*
----------------------------------------------------------------------------------------
Class A**                      Return Before Taxes             29.18%  2.59%    4.86%
----------------------------------------------------------------------------------------
Class R                        Return Before Taxes             29.72%  2.24%    4.52%
----------------------------------------------------------------------------------------
Class K                        Return Before Taxes             30.19%  2.56%    4.85%
----------------------------------------------------------------------------------------
Class I                        Return Before Taxes             30.56%  2.90%    5.18%
----------------------------------------------------------------------------------------
S&P 500 Index
(reflects no deduction for fees, expenses, or taxes)           26.46%  0.42%    3.44%
----------------------------------------------------------------------------------------
Barclays Capital U.S. Aggregate Index
(reflects no deduction for fees, expenses, or taxes)            5.93%  4.97%    5.18%
----------------------------------------------------------------------------------------
60% S&P 500 Index/40% Barclays Capital U.S. Aggregate Index/#/
(reflects no deduction for fees, expenses, or taxes)           18.40%  2.54%    4.41%
----------------------------------------------------------------------------------------



* Inception Date for Class A shares: 9/2/03, for Class R shares: 2/17/04, for Class K and Class I shares: 3/1/05. Performance information for periods prior to the inception of Class R, Class K and Class I shares is the performance of the Strategy's Class A shares adjusted to reflect the higher expense ratio of Class R shares and the lower expense ratio of Class K and Class I shares, respectively.

**Average annual total returns reflect imposition of the maximum contingent deferred sales charges.

# The information in the 60% S&P 500 Index/40% Barclays Capital U.S. Aggregate
  Index shows how the Strategy's performance compares with the returns of an index of securities similar to those in which the Strategy invests.

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Strategy.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Strategy's portfolio:



EMPLOYEE                 LENGTH OF SERVICE  TITLE
---------------------------------------------------------------------------------
Thomas J. Fontaine          Since 2008      Senior Vice President of the Adviser

Dokyoung Lee                Since 2008      Senior Vice President of the Adviser

Seth J. Masters             Since 2003      Senior Vice President of the Adviser

Christopher H. Nikolich     Since 2003      Senior Vice President of the Adviser

Patrick J. Rudden           Since 2009      Senior Vice President of the Adviser



ADDITIONAL INFORMATION
For important information about the purchase and sale of Strategy shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF STRATEGY SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 16 of this Prospectus.

ALLIANCEBERNSTEIN CONSERVATIVE WEALTH STRATEGY
--------------------------------------------------------------------------------
(prior to December 31, 2009, known as AllianceBernstein Wealth Preservation Strategy)


INVESTMENT OBJECTIVE

The Strategy's investment objective is to achieve a high total return without, in the opinion of the Adviser, undue risk to principal.


FEES AND EXPENSES OF THE STRATEGY
This table describes the fees and expenses that you may pay if you buy and hold shares of the Strategy.

SHAREHOLDER FEES (fees paid directly from your investment)



                                                                                CLASS A CLASS R CLASS K CLASS I
                                                                                SHARES  SHARES  SHARES  SHARES
---------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                             None(a)  None    None    None
---------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is lower)  None(a)  None    None    None
---------------------------------------------------------------------------------------------------------------
Exchange Fee                                                                     None    None    None    None



(a)In some cases, a 1%, 1-year contingent deferred sales charge, or CDSC, may apply to Class A shares. CDSCs for Class A shares may also be subject to waiver in certain circumstances. See "Purchase of Shares" in the Statement of Additional Information or SAI.

ANNUAL STRATEGY OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)



                                                         CLASS A CLASS R CLASS K CLASS I
----------------------------------------------------------------------------------------
Management Fees                                            .55%    .55%    .55%   .55%
Distribution and/or Service (12b-1) Fees                   .30%    .50%    .25%   None
Other Expenses
  Transfer Agent                                           .09%    .25%    .19%   .12%
  Other Expenses                                           .06%    .07%    .06%   .06%
                                                          -----   -----   -----   ----
Total Other Expenses                                       .15%    .32%    .25%   .18%
                                                          -----   -----   -----   ----
Acquired Fund Fees and Expenses (Underlying Portfolios)    .03%    .03%    .03%   .03%
                                                          -----   -----   -----   ----
Total Annual Strategy Operating Expenses                  1.03%   1.40%   1.08%   .76%
                                                          =====   =====   =====   ====
----------------------------------------------------------------------------------------



EXAMPLES
The Examples are intended to help you compare the cost of investing in the Strategy with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Strategy for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Strategy's operating expenses stay the same and that the fee waiver is in effect only for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                              CLASS A CLASS R CLASS K CLASS I
-----------------------------------------------------------------------------
After 1 Year                                  $  105  $  143  $  110   $ 78
After 3 Years                                 $  328  $  443  $  343   $243
After 5 Years                                 $  569  $  766  $  595   $422
After 10 Years                                $1,259  $1,680  $1,317   $942
-----------------------------------------------------------------------------



PORTFOLIO TURNOVER
The Strategy (or an Underlying Portfolio) pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Strategy shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Strategy Operating Expenses or in the Examples, affect the Strategy's performance. During the most recent fiscal year, the Strategy's portfolio turnover rate (which reflects only purchases and sales of the Underlying Portfolios) was 5% of the average value of its portfolio.

PRINCIPAL STRATEGIES:
The Strategy seeks to achieve its objective by investing in a combination of portfolios of the Underlying Portfolios representing a variety of asset classes and investment styles that are also managed by the Adviser. By allocating its assets among the Underlying Portfolios, the Strategy creates a portfolio that is designed as a solution for investors who seek some opportunities for equity returns without regard to taxes if the related risks are broadly diversified and overall portfolio volatility reflects a preponderance of debt securities. Through investments in the Underlying Portfolios, the Adviser efficiently diversifies between debt and equity components to produce the desired risk/return profile of the Strategy. The Strategy targets a weighting of 30% in Underlying Portfolios that invest primarily in equity securities and 70% in Underlying Portfolios that invest in debt securities with a goal of providing reduced volatility and modest upside potential. An investment in the Multi-Asset Real Return Underlying Portfolio is treated as 50% debt and 50% equity for the purpose of these allocations.

The following table shows the target percentages of its net assets that the Strategy will invest in each of the Underlying Portfolios indicated as of the date of this Prospectus.



ASSET CLASS          UNDERLYING PORTFOLIO                               TARGETED BLEND
--------------------------------------------------------------------------------------
STOCK                U.S. Large Cap Growth                                       7.50%
                     -----------------------------------------------------------------
                     U.S. Value                                                  7.50%
                     -----------------------------------------------------------------
                     U.S. Small/Mid-Cap Growth                                   1.25%
                     -----------------------------------------------------------------
                     U.S. Small/Mid-Cap Value                                    1.25%
                     -----------------------------------------------------------------
                     International Growth                                        3.75%
                     -----------------------------------------------------------------
                     International Value                                         3.75%
--------------------------------------------------------------------------------------
REAL RETURN          Multi-Asset Real Return                                    10.00%
--------------------------------------------------------------------------------------
BOND                 Bond Inflation Protection                                  10.00%
                     -----------------------------------------------------------------
                     Intermediate Duration                                      27.50%
--------------------------------------------------------------------------------------
SHORT DURATION BOND  Short-term Duration                                        27.50%
--------------------------------------------------------------------------------------



Within the Strategy's equity component, the targeted blend is an equal weighting of Underlying Portfolios that invest in growth and value style stocks (50% each), with approximately 70% of each equity style invested in Underlying Portfolios that invest in U.S. companies and the remaining 30% in Underlying Portfolios that invest in non-U.S. companies. The Adviser will allow the relative weightings of the Strategy's investments in equity and debt, growth and value, and in U.S. and non-U.S. company Underlying Portfolios to change in response to market conditions, but ordinarily only by (+/-)5% of the Strategy's net assets. Beyond those ranges, the Adviser will rebalance the Strategy toward the targeted blends. However, under extraordinary circumstances, such as when market conditions favoring one investment style are compelling, the range may expand to (+/-)10% of the Strategy's net assets. The Strategy's targeted blend may change from time to time without notice to shareholders based on the Adviser's assessment of market conditions.

The Adviser selects growth and value equity securities by drawing from a variety of its fundamental growth and value investment disciplines to produce a blended equity component. Within each equity investment discipline, the Adviser is able to draw on the resources and expertise of multiple growth and value equity investment teams, specializing in different capitalization ranges and geographic regions (U.S. and non-U.S.), which are supported by more than 50 equity research analysts specializing in growth research, and more than 50 equity research analysts specializing in value research.

Each growth investment team selects stocks using a process that seeks to identify companies with strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. This discipline relies heavily upon the fundamental analysis and research of the Adviser's large internal growth research staff, which follows over 1,500 U.S. and non-U.S. companies. The Adviser's growth analysts prepare their own earnings estimates and financial models for each company followed. Research emphasis is placed on identifying companies whose substantially above-average prospective earnings growth is not fully reflected in current market valuations. Each growth investment team constructs a portfolio that emphasizes equity securities of a limited number of carefully selected, high-quality companies that are judged likely to achieve superior earnings growth.

Each value investment team seeks to identify companies whose long-term earnings power and dividend paying capability are not reflected in the current market price of their securities. This fundamental value discipline relies heavily upon Bernstein's large internal value research staff, which follows over 1,500 U.S. and non-U.S. companies. Teams within the value research staff cover a given industry worldwide, to better understand each company's competitive position in a global context. Bernstein's staff of company and industry analysts prepares its own earnings estimates and financial models for each company analyzed. Bernstein identifies and quantifies the critical variables that control a business's performance and analyzes the results in order to forecast each company's long-term prospects and expected returns. Through application of this value investment process, each value investment team constructs a portfolio that emphasizes equity securities of a limited number of value companies.

In selecting fixed-income investments, the Adviser may draw on the capabilities of separate investment teams that specialize in different areas that are generally defined by the maturity of the debt securities and/or their ratings, which may include subspecialties (such as inflation-protected securities). These fixed-income teams draw on the resources and expertise of the Adviser's large internal fixed-income research staff, which includes over 50 dedicated fixed-income research analysts and economists. All fixed- income securities of the Underlying Portfolios in which the Strategy invests will be of investment grade at the time of purchase. In the event that the rating of any security held by the Underlying Portfolios falls below investment grade, the Strategy will not be obligated to dispose of its investment in such Underlying Portfolio and may continue to hold such investment if, in the opinion of the Adviser, such investment is appropriate under the circumstances.

PRINCIPAL RISKS:
.. MARKET RISK: The value of the Strategy's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth or value, may be underperforming the stock market generally.

.. INTEREST RATE RISK: Changes in interest rates will affect the value of the Strategy's investments in Underlying Portfolios that invest in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tend to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. Investments in fixed-income securities with lower credit ratings ("junk bonds") tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

.. CREDIT RISK: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

.. FOREIGN (NON-U.S.) RISK: The Strategy's investments in Underlying Portfolios that invest in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

.. CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Strategy's investments or reduce its returns.

.. CAPITALIZATION RISK: Investments in small- and mid-capitalization companies by Underlying Portfolios may be more volatile than investments in large-cap companies. Investments in small-cap companies may have additional risks because these companies have limited product lines, markets, or financial resources.

As with all investments, you may lose money by investing in the Strategy.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Strategy by showing:

.. how the Strategy's performance changed from year to year over the life of the Strategy; and

.. how the Strategy's average annual returns for one and five years and over the life of the Strategy compare to those of a broad-based securities market index.

You may obtain updated performance information on the Strategy's website at www.AllianceBernstein.com (click on "Pricing & Performance").

The Strategy's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART
The annual returns in the bar chart are for the Strategy's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2010, the year-to-date unannualized return for Class A shares was 5.64%.


                                     [CHART]

                              Calendar Year End(%)

  00      01      02      03     04       05      06       07      08      09
 ----    ----    ----    ----   ----     ----    ----     ----    ----    ----
 n/a     n/a     n/a     n/a    8.06     4.33    9.58     4.70   -19.29   19.06





During the period shown in the bar chart, the Strategy's:

BEST QUARTER WAS UP 9.90%, 3RD QUARTER, 2009; AND WORST QUARTER WAS DOWN -9.60%, 4TH QUARTER, 2008.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2009)



                                                                                SINCE
                                                               1 YEAR 5 YEARS INCEPTION*
----------------------------------------------------------------------------------------
Class A**                      Return Before Taxes             18.06%  2.84%    4.24%
----------------------------------------------------------------------------------------
Class R                        Return Before Taxes             18.54%  2.49%    3.92%
----------------------------------------------------------------------------------------
Class K                        Return Before Taxes             18.94%  2.82%    4.24%
----------------------------------------------------------------------------------------
Class I                        Return Before Taxes             19.27%  3.12%    4.53%
----------------------------------------------------------------------------------------
S&P 500 Index
(reflects no deduction for fees, expenses, or taxes)           26.46%  0.42%    3.44%
----------------------------------------------------------------------------------------
Barclays Capital U.S. Aggregate Index
(reflects no deduction for fees, expenses, or taxes)            5.93%  4.97%    5.18%
----------------------------------------------------------------------------------------
30% S&P 500 Index/70% Barclays Capital U.S. Aggregate Index/#/
(reflects no deduction for fees, expenses, or taxes)           12.20%  3.86%    4.89%
----------------------------------------------------------------------------------------



* Inception Date for Class A shares: 9/2/03, for Class R shares: 2/17/04, for Class K and Class I shares: 3/1/05. Performance information for periods prior to the inception of Class R, Class K and Class I shares is the performance of the Strategy's Class A shares adjusted to reflect the higher expense ratio of Class R shares and the lower expense ratio of Class K and Class I shares, respectively.

**Average annual total returns reflect imposition of the maximum contingent deferred sales charges.

# The information in the 30% S&P 500 Index/70% Barclays Capital U.S. Aggregate
  Index shows how the Strategy's performance compares with the returns of an index of securities similar to those in which the Strategy invests.

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Strategy.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Strategy's portfolio:



EMPLOYEE                 LENGTH OF SERVICE  TITLE
---------------------------------------------------------------------------------
Thomas J. Fontaine          Since 2008      Senior Vice President of the Adviser

Dokyoung Lee                Since 2008      Senior Vice President of the Adviser

Seth J. Masters             Since 2003      Senior Vice President of the Adviser

Christopher H. Nikolich     Since 2003      Senior Vice President of the Adviser

Patrick J. Rudden           Since 2009      Senior Vice President of the Adviser



ADDITIONAL INFORMATION
For important information about the purchase and sale of Strategy shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF STRATEGY SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 16 of this Prospectus.

ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF STRATEGY SHARES, TAXES AND FINANCIAL INTERMEDIARIES

     .   PURCHASE AND SALE OF STRATEGY SHARES

PURCHASE MINIMUMS

Class A, Class R, Class K and Class I shares are available at NAV, without an initial sales charge, to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of a Strategy.

You may sell (redeem) your shares each day the New York Stock Exchange is open. You may sell your shares through your financial intermediary.

     .   TAX INFORMATION

Each Strategy may make income dividends or capital gains distributions, which may be subject to federal income taxes and taxable as ordinary income or capital gains, and may also be subject to state and local taxes.

     .   PAYMENTS TO FINANCIAL INTERMEDIARIES

Financial intermediaries market and sell shares of the Strategies. A Strategy and its related companies may pay the intermediary for the sale of Strategy shares and related services. These payments may create a conflict of interest by influencing the financial intermediary to recommend the Strategy over another investment.

ADDITIONAL INFORMATION ABOUT THE STRATEGIES' RISKS AND INVESTMENTS
--------------------------------------------------------------------------------

This section of the Prospectus provides additional information about each Strategy and the Underlying Portfolios, including their investment practices and related risks.

DESCRIPTION OF UNDERLYING PORTFOLIOS

INVESTMENT OBJECTIVES AND PRINCIPAL POLICIES OF UNDERLYING PORTFOLIOS
A brief description of each of the Underlying Portfolios follows. Additional details are available in the Underlying Portfolios' prospectus or SAI. You may request a free copy of the Underlying Portfolios' prospectus and/or SAI by contacting the Adviser:



By Mail:   c/o AllianceBernstein Investor Services, Inc.
           P.O. Box 786003
           San Antonio, TX 78278-6003

By Phone:  For Information:                               (800) 221-5672
           For Literature:                                (800) 227-4618



ALLIANCEBERNSTEIN U.S. VALUE PORTFOLIO has an investment objective of seeking long-term growth of capital. This Portfolio invests primarily in a diversified portfolio of equity securities of U.S. companies with relatively larger market capitalizations as compared to the overall U.S. market. The Portfolio's investment policies emphasize investment in companies that Bernstein considers to be undervalued because they are attractively priced relative to their future earnings power and dividend-paying capability. Under normal circumstances, this Portfolio invests at least 80% of its net assets in equity securities issued by U.S. companies. The Adviser relies heavily on the fundamental analysis and research of Bernstein's large internal research staff in making investment decisions for the Portfolio.

ALLIANCEBERNSTEIN U.S. LARGE CAP GROWTH PORTFOLIO has an investment objective of seeking long-term growth of capital. This Portfolio invests primarily in equity securities of companies with relatively larger market capitalizations as compared to the overall U.S. equity market. The Portfolio focuses on a limited number of large, carefully selected U.S. companies that are judged likely to achieve superior earnings growth. The Adviser tends to focus on companies that have strong management, superior earnings positions, excellent balance sheets and superior earnings growth prospects. Normally, about 50-70 companies will be represented in the Portfolio's portfolio, with the 25 most highly regarded of these constituting approximately 70% of the Portfolio's net assets. The Portfolio may also invest in non-U.S. securities.

Under normal circumstances, this Portfolio invests at least 80% of its net assets in equity securities of large-capitalization U.S. companies. For these purposes, "large-capitalization U.S. companies" are those that, at the time of investment, have market capitalizations within the range of the market capitalizations of companies appearing in the Russell 1000(R) Growth Index. While the market capitalization of companies in the Russell 1000(R) Growth Index ranged from $1.028 billion to $339 billion as of October 31, 2010, this Portfolio normally will invest in common stocks of companies with market capitalizations of at least $5 billion at the time of purchase.

ALLIANCEBERNSTEIN MULTI-ASSET REAL RETURN PORTFOLIO has an investment objective of maximizing real return over inflation. This Portfolio invests primarily in instruments that the Adviser expects to outperform broad equity indices during periods of rising inflation. Under normal circumstances, this Portfolio expects to invest its assets principally in the following instruments that, in the judgment of the Adviser, are affected directly or indirectly by the level and change in the rate of inflation: inflation-protected fixed-income securities, such as Treasury Inflation-Protected Securities or TIPS, and similar bonds issued by governments outside of the United States, commodities, commodity-related stocks, real estate securities, utility securities, infra-structure related securities, currencies, and securities and derivatives linked to the price of other assets (such as commodities, stock indices and real estate).

This Portfolio's investments, other than inflation-protected securities, will focus equally on commodity-related equity securities, commodities and commodities derivatives, and real-estate equity securities.

The Portfolio may invest significantly in derivatives, such as options, futures, forwards and swaps, and intends to use leverage for investment purposes. This Portfolio will seek to gain exposure to physical commodities traded in the commodities markets through investments in derivatives, including investments in commodity index-linked notes. This Portfolio expects to make these investments primarily through investing up to 25% of its assets in a wholly-owned subsidiary organized under the laws of the Cayman Islands.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE PORTFOLIO has an investment objective of seeking long-term growth of capital. This Portfolio invests primarily in a diversified portfolio of equity securities of established companies selected from more than 40 industries and from more than 40 developed and emerging market countries.

This Portfolio normally invests in companies in at least three countries other than the United States. This Portfolio's investment policies emphasize investment in companies that Bernstein determines to be undervalued using a fundamental value approach. In selecting securities for this Portfolio, Bernstein uses its fundamental research to identify companies whose long-term earnings power is not reflected in the current market price of their securities.

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH PORTFOLIO has an investment objective of seeking long-term growth of capital. This Portfolio invests primarily in an international portfolio of companies selected by the Adviser for their growth potential within various market sectors. Examples of the types of market sectors in which the Portfolio may invest include, but are not limited to, information technology (which includes telecommunications), health care, financial services, infrastructure, energy and natural resources, and consumer groups. The Adviser's growth analysts use proprietary research to seek to identify companies or industries that other investors have underestimated or overlooked--for example, some hidden earnings driver (including, but not limited to, reduced competition, market share gain, better margin trend, increased consumer base, or similar factors) that would cause a company to grow faster than market forecasts.

The Portfolio invests, under normal circumstances, in the equity securities of companies located in at least three countries (and normally substantially more) other than the United States. The Portfolio invests in securities of companies in both developed and emerging market countries. The Adviser expects that normally the Portfolio's portfolio will tend to emphasize investments in larger capitalization companies and normally invests in 90-120 companies.

ALLIANCEBERNSTEIN SHORT DURATION BOND PORTFOLIO has an investment objective of seeking to provide a moderate rate of income that is subject to taxes. The Portfolio invests primarily in investment grade, U.S. Dollar-denominated fixed-income securities. Under normal circumstances, the Portfolio invests at least 80% of its net assets in fixed-income securities. The Portfolio seeks to maintain a relatively short duration of one to three years under normal market conditions.

The Portfolio may invest in many types of debt securities, including corporate bonds, notes, U.S. Government and agency securities, asset-backed securities, mortgage-related securities, and inflation-protected securities, as well as other securities of U.S. and non-U.S. issuers. The Portfolio may also invest up to 20% of its assets in debt securities denominated in currencies other than the U.S. Dollar. This Portfolio may also invest up to 20% of its assets in hybrid instruments, which have characteristics of futures, options, currencies and securities.

ALLIANCEBERNSTEIN INTERMEDIATE DURATION BOND PORTFOLIO has an investment objective of seeking to provide a moderate to high rate of income that is subject to taxes. This Portfolio may invest in many types of medium-quality debt securities, including corporate bonds, notes, U.S. government and agency securities, asset-backed securities, mortgage-related securities, and inflation-protected securities, as well as securities of U.S. and non-U.S. issuers. Under normal circumstances, this Portfolio invests at least 80% of its net assets in debt securities. This Portfolio seeks to maintain a relatively longer duration of three to six years under normal market conditions.

This Portfolio may also invest up to 20% of its total assets in debt securities denominated in currencies other than the U.S. Dollar. This Portfolio may also invest up to 20% of its assets in hybrid instruments, which have characteristics of futures, options, currencies and securities.

ALLIANCEBERNSTEIN BOND INFLATION PROTECTION PORTFOLIO has an investment objective of seeking to maximize real return without assuming what the Adviser considers to be undue risk. Real return equals total return less the estimated effect of inflation. The Portfolio pursues its objective by investing principally in TIPS directly or by gaining indirect exposure to TIPS through derivatives transactions such as total return swaps linked to TIPS. The Portfolio may also invest in other inflation-indexed securities, issued by both U.S. and non-U.S. issuers, and in derivative instruments linked to these securities. In addition, in seeking to maximize real return, the Portfolio may invest in other fixed-income investments such as U.S. and non-U.S. government securities, corporate fixed-income securities and mortgage-related securities, as well as derivatives linked to such securities.

Under normal circumstances, the Portfolio invests at least 80% of its net assets in fixed-income securities. While the Portfolio expects to invest principally in investment grade securities, it may invest up to 15% of its total assets in lower-rated securities ("junk bonds").

ALLIANCEBERNSTEIN HIGH-YIELD PORTFOLIO has an investment objective of seeking a high total return by maximizing current income and, to the extent consistent with that objective, capital appreciation. This Portfolio invests primarily in high yield debt securities. Under normal circumstances, this Portfolio invests at least 80% of its net assets in these types of securities.

This Portfolio invests in high yield, below investment grade debt securities, commonly known as "junk bonds." This Portfolio seeks to maximize current income by taking advantage of market developments, yield disparities, and variations in the creditworthiness of issuers. In addition to U.S. fixed-income securities, the Portfolio may invest in U.S. Dollar-denominated and non-U.S. Dollar-denominated foreign fixed-income securities. The Portfolio may use leverage for investment purposes by entering into transactions such as reverse repurchase agreements and dollar rolls.

ALLIANCEBERNSTEIN SMALL-MID CAP VALUE PORTFOLIO has an investment objective of seeking long-term growth of capital. The Portfolio invests primarily in a diversified portfolio of equity securities of small- to mid-capitalization U.S. companies generally representing 60-110 companies. Under normal circumstances, the Portfolio invests at least 80% of its net assets in small- to mid-capitalization companies. For these purposes, "small- and mid-capitalization companies" are those that, at the time of investment, fall within the capitalization range between the smallest company in the Russell 2500(TM) Value Index and the greater of $5 billion or the market capitalizations of the largest company in the Russell 2500(TM) Value Index. As of October 31, 2010, market capitalizations of companies in the Russell 2500(TM) Value Index ranged from $27 million to $9.15 billion. Because the Portfolio's definition of small- to mid-capitalization companies is dynamic, the lower and upper limits on market capitalization will change with the markets.

The Portfolio invests in securities determined by the Adviser to be undervalued, using Bernstein's fundamental value approach. In selecting securities for the Portfolio, Bernstein uses its fundamental research to identify companies whose long-term earnings power is not reflected in the current market price of their securities. The Portfolio may also invest up to 20% of its total assets in equity securities issued by non-U.S. companies.

ALLIANCEBERNSTEIN SMALL-MID CAP GROWTH PORTFOLIO has an investment objective of seeking long-term growth of capital. The Portfolio invests primarily in a diversified portfolio of equity securities of U.S. companies with relatively smaller market capitalizations as compared to the overall U.S. equity market. Under normal circumstances, the Portfolio invests at least 80% of its net assets in small- and mid-capitalization companies. For these purposes, "small- and mid-capitalization companies" are those that, at the time of investment, fall within the capitalization range between the smaller of $1 billion or the market capitalization of the smallest company in the Russell 2500(TM) Growth Index and the greater of $6 billion or the market capitalization of the largest company in the Russell 2500(TM) Growth Index. The market capitalizations of companies in the Russell 2500(TM) Growth Index ranged from $32 million to $9.15 billion as of October 31, 2010. Because the Portfolio's definition of small- to mid-capitalization companies is dynamic, the upper limit on market capitalization will change with the markets.

The Portfolio may invest in any company and industry and in any type of equity security with the potential for capital appreciation. It invests in well-known and established companies and in new and less-seasoned companies. The Portfolio's investment policies emphasize investments in companies that are demonstrating improving financial results and a favorable earnings outlook. Normally, the Portfolio invests in approximately 60-120 companies broadly diversified by sector. The Portfolio may invest in foreign securities.




DESCRIPTION OF INVESTMENT PRACTICES OF THE STRATEGIES AND UNDERLYING PORTFOLIOS


DERIVATIVES
Each Strategy may, but is not required to, use derivatives for risk management purposes or as part of its investment strategies. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. A Strategy may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments and to obtain exposure to otherwise inaccessible markets.

There are four principal types of derivatives, including options, futures, forwards and swaps, which are described below. Derivatives may be
(i) standardized, exchange-traded contracts or (ii) customized, privately negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

A Strategy's use of derivatives may involve risks that are different from, or possibly greater than, the risks associated with investing directly in securities or other more traditional instruments. These risks include the risk that the value of a derivative instrument may not correlate perfectly, or at all, with the value of the assets, reference rates, or indexes that they are designed to track. Other risks include: the possible absence of a liquid secondary market for a particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired and the risk that the counterparty will not perform its obligations. Certain derivatives may have a leverage component and involve leverage risk. Adverse changes in the value or level of the underlying asset, note or index can result in a loss substantially greater than the Strategy's investment (in some cases, the potential loss is unlimited).

The Strategies' investments in derivatives may include, but are not limited to, the following:

.. FORWARD CONTRACTS. A forward contract is an agreement that obligates one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed upon price at a future date. A forward contract is either settled by physical delivery of the commodity or tangible asset to an agreed-upon location at a future date, rolled forward into a new forward contract or, in the case of a non-deliverable forward, by a cash payment at maturity. The Strategies' investments in forward contracts may include the following:

 - FORWARD CURRENCY EXCHANGE CONTRACTS. A Strategy may purchase or sell forward currency exchange contracts for hedging purposes to minimize the risk from adverse changes in the relationship between the U.S. Dollar and other currencies or for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Currency Transactions". A Strategy, for example, may enter into a forward contract as a transaction hedge (to "lock in" the U.S. Dollar price of a non-U.S. Dollar security), as a position hedge (to protect the value of securities the Strategy owns that are denominated in a foreign currency against substantial changes in the value of the foreign currency) or as a cross-hedge (to protect the value of securities the Strategy owns that are denominated in a foreign currency against substantial changes in the value of that foreign currency by entering into a forward contract for a different foreign currency that is expected to change in the same direction as the currency in which the securities are denominated).

.. FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Options on futures contracts are options that call for the delivery of futures contracts upon exercise. A Strategy may purchase or sell futures contracts and options thereon to hedge against changes in interest rates, securities (through index futures or options) or currencies. A Strategy may also purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Currency Transactions".

.. OPTIONS. An option is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy (a "call option") or sell (a "put option") the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. Investments in options are considered speculative. A Strategy may lose the premium paid for them if the price of the underlying security or other asset decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by a Strategy were permitted to expire without being sold or exercised, its premium would represent a loss to the Strategy. The Strategies' investments in options include the following:

 - OPTIONS ON FOREIGN CURRENCIES. A Strategy may invest in options on foreign currencies that are privately negotiated or traded on U.S. or foreign exchanges for hedging purposes to protect against declines in the U.S. Dollar value of foreign currency denominated securities held by a Strategy and against increases in the U.S. Dollar cost of securities to be acquired. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although if rates move adversely, a Strategy may forfeit the entire amount of the premium plus related transaction costs. A Strategy may also invest in options on foreign currencies for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Currency Transactions".

 - OPTIONS ON SECURITIES. A Strategy may purchase or write a put or call option on securities. A Strategy may write covered options, which means writing an option for securities the Strategy owns, and uncovered options.

 - OPTIONS ON SECURITIES INDICES. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

.. SWAP TRANSACTIONS. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). Swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Strategy receiving or paying, as the case may be, only the net amount of the two payments). Except for currency swaps, the notional principal amount is used solely to calculate the payment stream, but is not exchanged. The Strategies' investments in swap transactions include the following:

 - CURRENCY SWAPS. An Underlying Portfolio may invest in currency swaps for hedging purposes to protect against adverse changes in exchange rates between the U.S. Dollar and other currencies or for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Currency Transactions." Currency swaps involve the individually negotiated exchange by an Underlying Portfolio with another party of a series of payments in specified currencies. Actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination, of the transaction. Therefore, the entire principal value of a currency swap is subject to the risk that the swap counterparty will default on its contractual delivery obligations. If there is a default by the counterparty to the transaction, the Underlying Portfolio will have contractual remedies under the transaction agreements.

 - INTEREST RATE SWAPS, SWAPTIONS, CAPS, AND FLOORS. Interest rate swaps involve the exchange by a Strategy with another party of payments calculated by reference to specified interest rates (e.g., an exchange of floating rate payments for fixed rate payments). Unless there is a counterparty default, the risk of loss to the Strategy from interest rate swap transactions is limited to the net amount of interest payments that the Strategy is contractually obligated to make. If the counterparty to an interest rate swap transaction defaults, the Strategy's risk of loss consists of the net amount of interest payments that the Strategy is contractually entitled to receive.

   An option on a swap agreement, also called a "swaption," is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based "premium." A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

   The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on an agreed principal amount from the party selling the interest rate floor. Caps and floors may be less liquid than swaps.

   There is no limit on the amount of interest rate transactions that may be entered into by a Strategy. The value of these transactions will fluctuate based on changes in interest rates.

   Interest rate swap, cap, and floor transactions may be used to preserve a return or spread on a particular investment or a portion of a Strategy's portfolio or to protect against an increase in the price of securities a Strategy anticipates purchasing at a later date.

 - CREDIT DEFAULT SWAP AGREEMENTS. The "buyer" in a credit default swap agreement is obligated to pay the "seller" a periodic stream of payments over the term of the agreement in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. A Strategy may be either the buyer or seller in the transaction. If a Strategy is a seller, the Strategy receives a fixed rate of income throughout the term of the agreement, which typically is between one month and five years, provided that no credit event occurs. If a credit event occurs, a Strategy typically must pay the contingent payment to the buyer, which is typically the "par value" (full notional value) of the reference obligation. The contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of the face amount of the obligation. The value of the reference obligation received by a Strategy coupled with the periodic payments previously received may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Strategy. If the reference obligation is a defaulted security, physical delivery of the security will cause an Underlying Portfolio to hold a defaulted security. If a Strategy is a buyer and no credit event occurs, the Strategy will lose its periodic stream of payments over the term of the contract. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

   Credit default swaps may involve greater risks than if a Strategy had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk.

..  OTHER DERIVATIVES AND STRATEGIES

 - CURRENCY TRANSACTIONS. A Strategy may invest in non-U.S. Dollar-denominated securities on a currency hedged or un-hedged basis. The Adviser may actively manage a Strategy's currency exposures and may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and options. The Adviser may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by a Strategy and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. A Strategy may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

 - SYNTHETIC FOREIGN EQUITY SECURITIES. The Strategies may invest in different types of derivatives generally referred to as synthetic foreign equity securities. These securities may include international warrants or local access products. International warrants are financial instruments issued by banks or other financial institutions, which may or may not be traded on a foreign exchange. International warrants are a form of derivative security that may give holders the right to buy or sell an underlying security or a basket of securities representing an index from or to the issuer of the warrant for a particular price or may entitle holders to receive a cash payment relating to the value of the underlying security or index, in each case upon exercise by the Strategy. Local access products are similar to options in that they are exercisable by the holder for an underlying security or a cash payment based upon the value of that security, but are generally exercisable over a longer term than typical options. These types of instruments may be American style, which means that they can be exercised at any time on or before the expiration date of the international warrant, or European style, which means that they may be exercised only on the expiration date.

   Other types of synthetic foreign equity securities in which a Strategy may invest include covered warrants and low exercise price warrants. Covered warrants entitle the holder to purchase from the issuer, typically a financial institution, upon exercise, common stock of an international company or receive a cash payment (generally in U.S. Dollars). The issuer of the covered warrants usually owns the underlying security or has a mechanism, such as owning equity warrants on the underlying securities, through which it can obtain the underlying securities. The cash payment is calculated according to a predetermined formula, which is generally based on the difference between the value of the underlying security on the date of exercise and the strike price. Low exercise price warrants are warrants with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue (e.g., one cent or less). The buyer of a low exercise price warrant effectively pays the full value of the underlying common stock at the outset. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the price of the common stock relating to exercise or the settlement date is determined, during which time the price of the underlying security could change significantly. In addition, the exercise or settlement date of the warrants may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. Dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the warrants, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the warrants may become worthless, resulting in a total loss of the purchase price of the warrants.

   The Strategies will acquire synthetic foreign equity securities issued by entities deemed to be creditworthy by the Adviser, which will monitor the creditworthiness of the issuers on an ongoing basis. Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or cash in lieu thereof. These instruments may also be subject to liquidity risk because there may be a limited secondary market for trading the warrants. They are also subject, like other investments in foreign securities, to foreign (non-U.S.) risk and currency risk.

ADJUSTABLE RATE SECURITIES
Each Underlying Portfolio may invest in adjustable rate securities. Adjustable rate securities are securities that have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Some adjustable rate securities are backed by pools of mortgage loans. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, these securities are still subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. Because the interest rate is reset only periodically, changes in the interest rate on adjustable rate securities may lag behind changes in prevailing market interest rates. Also, some adjustable rate securities (or the underlying mortgages) are subject to caps or floors that limit the maximum change in the interest rate during a specified period or over the life of the security.

ASSET-BACKED SECURITIES
Asset-backed securities (unrelated to first mortgage loans) represent fractional interests in pools of leases, retail installment loans, revolving credit receivables and other payment obligations, both secured and unsecured. These assets are generally held by a trust and payments of principal and interest or interest only are passed through monthly or quarterly to certificate holders and may be guaranteed up to certain amounts by letters of credit issued by a financial institution affiliated or unaffiliated with the trustee or originator of the trust.

Like mortgages underlying mortgage-backed securities, underlying automobile sales contracts or credit card receivables are subject to prepayment, which may reduce the overall return to certificate holders. Certificate holders may also experience delays in payment on the certificates if the full amounts due on underlying sales contracts or receivables are not realized by the trust because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors.

CONVERTIBLE SECURITIES
Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which generally provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the convertible security less volatile than the underlying equity security. As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they offer investors the potential to benefit from increases in the market prices of the underlying common stock. Convertible debt securities that are rated Baa3 or lower by Moody's Investors Service, Inc. ("Moody's") or BBB-or lower by Standard & Poor's Rating Services ("S&P") or Fitch Ratings ("Fitch") and comparable unrated securities may share some or all of the risks of debt securities with those ratings.

EQUITY-LINKED DEBT SECURITIES
Equity-linked debt securities are securities on which the issuer is obligated to pay interest and/or principal that is linked to the performance of a specified index of equity securities. The interest or principal payments may be significantly greater or less than payment obligations for other types of debt securities. Adverse changes in equity securities indices and other adverse changes in the securities markets may reduce payments made under, and/or the principal of, equity-linked debt securities held by a Strategy. As with any debt securities, the values of equity-linked debt securities will generally vary inversely with changes in interest rates. A Strategy's ability to dispose of equity-linked debt securities will depend on the availability of liquid markets for such securities. Investment in equity-linked debt securities may be considered to be speculative.

FORWARD COMMITMENTS
Forward commitments for the purchase or sale of securities may include purchases on a when-issued basis or purchases or sales on a delayed delivery basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring or approval of a proposed financing by appropriate authorities (i.e., a "when, as and if issued" trade).

When forward commitments with respect to fixed-income securities are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but payment for and delivery of the securities take place at a later date. Securities purchased or sold under a forward commitment are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date. There is the risk of loss if the value of either a purchased security declines before the settlement date or the security sold increases before the settlement date. The use of forward commitments helps a Strategy to protect against anticipated changes in interest rates and prices.

ILLIQUID SECURITIES
Under current Securities and Exchange Commission ("Commission") guidelines, the Strategies limit their investments in illiquid securities to 15% of their net assets. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount a Strategy has valued the securities. A Strategy that invests in illiquid securities may not be able to sell such securities and may not be able to realize their full value upon sale. Restricted securities (securities subject to legal or contractual restrictions on resale) may be illiquid. Some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 (the "Securities Act") or certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

INFLATION-PROTECTED SECURITIES OR IPS
Inflation-protected securities, or IPS, are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-protected securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Inflation-protected securities tends to react to change in response to changes in real interest rates. In general, the price of an inflation-protected security can fall when real interest rates rise and can rise when real interest rates fall. Interest payments on inflation-protected securities can be unpredictable and will vary as the principal or interest is adjusted for inflation.

Treasury Inflation Protected Securities, or TIPS, which are issued by the U.S. Treasury, use the Consumer Price Index for Urban Consumers, or the CPI, as the inflation measure. The principal of a TIPS increases with inflation and decreases with deflation, as measured by the CPI. When a TIPS matures, the holder is paid the adjusted principal or original principal, whichever is greater. TIPS pay interest twice a year, at a fixed rate, which is determined by auction at the time the TIPS are issued. The rate is applied to the adjusted principal; so, like the principal, interest payments rise with inflation and fall with deflation. TIPS are issued in terms of 5, 10, and 20 years.

INVESTMENT IN OTHER INVESTMENT COMPANIES
The Strategies may invest in other investment companies as permitted by the Investment Company Act of 1940 (the "1940 Act") or the rules and regulations thereunder. The Strategies intend to invest uninvested cash balances in an affiliated money market fund as permitted by Rule 12d1-1 under the 1940 Act. If a Strategy acquires shares in investment companies, shareholders would bear, indirectly, the expenses of such investment companies (which may include management and advisory fees), which are in addition to the Strategy's expenses. A Strategy may also invest in exchange-traded funds, subject to the restrictions and limitations of the 1940 Act or any applicable rules, exemptive orders or regulatory guidance.

MORTGAGE-BACKED SECURITIES AND RELATED RISKS
Investing in mortgage-backed securities involves certain unique risks in addition to those risks associated with investment in the real estate industry in general. The value of mortgage-backed or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early prepayments of principal on some mortgage-backed securities may occur during periods of falling mortgage interest rates and expose a Strategy to a lower rate of return upon reinvestment of principal. Early payments associated with mortgage-backed securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. During periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-backed securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-backed security is inaccurately predicted, a Strategy may not be able to realize the rate of return it expected.

Mortgage-backed securities include mortgage pass-through certificates and multiple-class pass-through securities, such as REMIC pass-through certificates, CMOs and stripped mortgage-backed securities ("SMBS"), and other types of mortgage-backed securities that may be available in the future.

PREFERRED STOCK
Each Strategy may invest in preferred stock. Preferred stock is subordinated to any debt the issuer has outstanding. Accordingly, preferred stock dividends are not paid until all debt obligations are first met. Preferred stock may be subject to more fluctuations in market value, due to changes in market participants' perceptions of the issuer's ability to continue to pay dividends, than debt of the same issuer.

REAL ESTATE INVESTMENT TRUSTS (REITS)
REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies such as the Strategies, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code ("Code"). A Strategy will indirectly bear its proportionate share of expenses incurred by REITs in which the Strategy invests in addition to the expenses incurred directly by the Strategy.

REPURCHASE AGREEMENTS AND BUY/SELL BACK TRANSACTIONS
Each Strategy may enter into repurchase agreements in which a Strategy purchases a security from a bank or broker-dealer, which agrees to repurchase the security from the Strategy at an agreed-upon future date, normally a day or a few days later. The purchase and repurchase transactions are transacted under one agreement. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit a Strategy to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. If the bank or broker-dealer defaults on its repurchase obligation, a Strategy would suffer a loss to the extent that the proceeds from the sale of the security were less than the repurchase price.

Each Strategy may enter into buy/sell back transactions, which are similar to repurchase agreements. In this type of transaction, a Strategy enters a trade to buy securities at one price and simultaneously enters a trade to sell the same securities at another price on a specified date. Similar to a repurchase agreement, the repurchase price is higher than the sale price and reflects current interest rates. Unlike a repurchase agreement, however, the buy/sell back transaction is considered two separate transactions.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS
Each Strategy may enter into reverse repurchase agreements and dollar rolls, subject to the Strategies' limitations on borrowings. A reverse repurchase agreement or dollar roll involves the sale of a security by a Strategy and its agreement to repurchase the instrument at a specified time and price, and may be considered a form of borrowing for some purposes. Reverse repurchase agreements, dollar rolls and other forms of borrowings may create leveraging risk for a Strategy. In addition, reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities a Strategy is obligated to repurchase may decline below the purchase price.

Dollar rolls involve sales by a Strategy of securities for delivery in the current month and the Strategy's simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, a Strategy forgoes principal and interest paid on the securities. A Strategy is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities a Strategy is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, a Strategy's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Strategy's obligation to repurchase the securities.

RIGHTS AND WARRANTS
Rights and warrants are option securities permitting their holders to subscribe for other securities. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. As a result, an investment in rights and warrants may be considered more speculative than certain other types of investments. In addition, the value of a right or a warrant does not necessarily change with the value of the underlying securities, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date.

SHORT SALES
A Strategy may make short sales as a part of overall portfolio management or to offset a potential decline in the value of a security. A short sale involves the sale of a security that a Strategy does not own, or if the Strategy owns the security, is not to be delivered upon consummation of the sale. When the Strategy makes a short sale of a security that it does not own, it must borrow from a broker-dealer the security sold short and deliver the security to the broker-dealer upon conclusion of the short sale.

If the price of the security sold short increases between the time of the short sale and the time a Strategy replaces the borrowed security, the Strategy will incur a loss; conversely, if the price declines, the Strategy will realize a short-term capital gain. Although a Strategy's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

STANDBY COMMITMENT AGREEMENTS
Standby commitment agreements are similar to put options that commit a Strategy, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Strategy at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement, the Strategy is paid a commitment fee, regardless of whether the security ultimately is issued.

There is no guarantee that a security subject to a standby commitment will be issued. In addition, the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security is at the option of the issuer, a Strategy will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Strategy.

VARIABLE, FLOATING AND INVERSE FLOATING RATE SECURITIES
These securities have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Some of these securities are backed by pools of mortgage loans. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of these securities, they are still subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. Because the interest rate is reset only periodically, changes in the interest rate on these securities may lag behind changes in prevailing market interest rates. Also, some of these securities (or the underlying mortgages) are subject to caps or floors that limit the maximum change in the interest rate during a specified period or over the life of the security.

ZERO-COUPON AND PAYMENT-IN-KIND BONDS
Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer to make current interest payments on the bonds in additional bonds. Because zero-coupon bonds and payment-in-kind bonds do not pay current interest in cash, their value is generally subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest in cash currently. Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. These bonds may involve greater credit risks than bonds paying interest currently. Although these bonds do not pay current interest in cash, a Strategy is nonetheless required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, a Strategy could be required at times to liquidate other investments in order to satisfy its dividend requirements.

ADDITIONAL RISK CONSIDERATIONS
Investments in the Strategies involve the special risk considerations described below.

FOREIGN (NON-U.S.) SECURITIES
Investing in foreign securities involves special risks and considerations not typically associated with investing in U.S. securities. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. A Strategy that invests in foreign securities may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States.

Securities registration, custody, and settlement may in some instances be subject to delays and legal and administrative uncertainties. Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the costs and expenses of a Strategy. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain of the countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

A Strategy also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Investing in local markets may require a Strategy to adopt special procedures or seek local governmental approvals or other actions, any of which may involve additional costs to a Strategy. These factors may affect the liquidity of a Strategy's investments in any country and the Adviser will monitor the effect of any such factor or factors on a Strategy's investments. Transaction costs, including brokerage commissions for transactions both on and off the securities exchanges, in many foreign countries are generally higher than in the United States.

Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting, and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects, and less information may be available to investors in foreign securities than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about most U.S. issuers.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, revolutions, wars or diplomatic developments could affect adversely the economy of a foreign country. In the event of nationalization, expropriation, or other confiscation, a Strategy could lose its entire investment in securities in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Strategy than that provided by U.S. laws.

Investments in securities of companies in emerging markets involve special risks. There are approximately 100 countries identified by the World Bank as Low Income, Lower Middle Income and Upper Middle Income countries that are generally regarded as Emerging Markets. Emerging market countries that the Adviser currently considers for investment are listed below. Countries may be added to or removed from this list at any time.



Algeria                                Hong Kong                              Poland
Argentina                              Hungary                                Qatar
Belize                                 India                                  Romania
Brazil                                 Indonesia                              Russia
Bulgaria                               Israel                                 Singapore
Chile                                  Jamaica                                Slovakia
China                                  Jordan                                 Slovenia
Colombia                               Kazakhstan                             South Africa
Costa Rica                             Lebanon                                South Korea
Cote D'Ivoire                          Malaysia                               Taiwan
Croatia                                Mexico                                 Thailand
Czech Republic                         Morocco                                Trinidad & Tobago
Dominican Republic                     Nigeria                                Tunisia
Ecuador                                Pakistan                               Turkey
Egypt                                  Panama                                 Ukraine
El Salvador                            Peru                                   Uruguay
Guatemala                              Philippines                            Venezuela



Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. Dollar, and devaluation may occur subsequent to investments in these currencies by a Strategy. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Strategy to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

FOREIGN (NON-U.S.) CURRENCIES
A Strategy that invests some portion of its assets in securities denominated in, and receives revenues in, foreign currencies will be adversely affected by reductions in the value of those currencies relative to the U.S. Dollar. Foreign currency exchange rates may fluctuate significantly. They are determined by supply and demand in the foreign exchange markets, the relative merits of investments in different countries, actual or perceived changes in interest rates, and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks or by currency controls or political developments. In light of these risks, a Strategy may engage in certain currency hedging transactions, as described above, which involve certain special risks.

A Strategy may also invest directly in foreign currencies for non-hedging purposes directly on a spot basis (i.e., cash) or through derivative transactions, such as forward currency exchange contracts, futures and options thereon, swaps and options as described above. These investments will be subject to the same risks. In addition, currency exchange rates may fluctuate significantly over short periods of time, causing a Strategy's net asset value ("NAV") to fluctuate.

RISKS OF INVESTMENTS IN FIXED-INCOME SECURITIES
The value of a Strategy's investments in fixed-income securities will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of fixed-income securities generally rise. Conversely, during periods of rising interest rates, the values of fixed-income securities generally decline.

In periods of increasing interest rates, a Strategy may, to the extent it holds mortgage-backed securities, be subject to the risk that the average dollar-weighted maturity of the Strategy's portfolio of debt or other fixed-income securities may be extended as a result of lower than anticipated prepayment rates.

Securities rated Baa (including Baa1, Baa2 and Baa3) or BBB (including BBB+ and BBB-) are considered to have speculative characteristics and share some of the same characteristics as lower rated securities. Sustained periods of deteriorating economic conditions or of rising interest rates are more likely to lead to a weakening in the issuer's capacity to pay interest and repay principal than in the case of higher-rated securities.

To the extent that they invest in non-U.S. fixed-income obligations, certain of the Strategies are subject to increased credit risk because of the difficulties of requiring non-U.S. entities, including issuers of sovereign debt, to honor their contractual commitments, and because a number of non-U.S. governments and other issuers are already in default. In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States. As a result, a Strategy may be unable to obtain or enforce judgments against non-U.S. entities.

UNRATED SECURITIES
Unrated securities will also be considered for investment by the Strategies when the Adviser believes that the financial condition of the issuers of such securities, or the protection afforded by the terms of the securities themselves, limits the risk to a particular Strategy to a degree comparable to that of rated securities that are consistent with the Strategy's objective and policies.

FUTURE DEVELOPMENTS
An Underlying Portfolio may take advantage of other investment practices that are not currently contemplated for use by the Underlying Portfolios, or are not available but may yet be developed, to the extent such investment practices are consistent with the Underlying Portfolio's investment objective and legally permissible for the Underlying Portfolio. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.

CHANGES IN INVESTMENT OBJECTIVES AND POLICIES
The Strategies' Board of Trustees ("Board") or the Underlying Portfolios' Board of Trustees ("Trustees") may change a Strategy's or an Underlying Portfolio's investment objective without shareholder approval. The Strategy or the Underlying Portfolio will provide shareholders with 60 days' prior written notice of any change to the Strategy's or Underlying Portfolio's investment objective. Unless otherwise noted, all other investment policies of a Strategy or the Underlying Portfolio may be changed without shareholder approval.

TEMPORARY DEFENSIVE POSITION
For temporary defensive purposes in an attempt to respond to adverse market, economic, political or other conditions, each Underlying Portfolio may reduce its position in equity or fixed-income securities and invest in, without limit, certain types of short-term, liquid, high grade or high-quality (depending on the Strategy) debt securities. While a Strategy is investing for temporary defensive purposes, it may not meet its investment objectives.

PORTFOLIO HOLDINGS
A description of the Strategies' and Underlying Portfolios' policies and procedures with respect to the disclosure of portfolio securities is available in the Strategies' SAI.

INVESTING IN THE STRATEGIES
--------------------------------------------------------------------------------


This section discusses how to buy, sell or redeem, or exchange different classes of shares of a Strategy that are offered in this Prospectus. Each Strategy offers four classes of shares through this Prospectus.


Each share class represents an investment in the same portfolio of securities, but the classes may have different sales charges and bear different ongoing distribution expenses. For additional information on the differences between the different classes of shares and factors to consider when choosing among them, please see "The Different Share Class Expenses" below.

HOW TO BUY SHARES
The purchase of a Strategy's shares is priced at the next determined NAV after your order is received in proper form.

Class A, Class R, Class K and Class I shares are available at NAV without an initial sales charge, to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of a Strategy ("group retirement plans"), as follows:

Class A shares offered through this Prospectus are designed for group retirement plans with assets in excess of $10,000,000. Class A shares are also available at NAV to the AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with at least $250,000 in plan assets or 100 employees.

Class R shares are designed for group retirement plans with plan assets up to $10,000,000.

Class K shares are designed for group retirement plans with at least $1,000,000 in plan assets.

Class I shares are designed for group retirement plans with at least $10,000,000 in plan also are available to certain institutional clients of the Adviser who invest at least $2 million in the Strategy.

Class A, Class R, Class K and Class I shares are also available to certain AllianceBernstein-sponsored group retirement plans. Class R, Class K and Class I shares generally are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs and individual 403(b) plans. Effective October 19, 2005, Class I shares were no longer available to AllianceBernstein-sponsored group retirement plan programs known as the "Informed Choice" programs.


REQUIRED INFORMATION
Each Strategy is required by law to obtain, verify and record certain personal information from you or persons on your behalf in order to establish an account. Required information includes name, date of birth, permanent residential address and taxpayer identification number (for most investors, your social security number). A Strategy may also ask to see other identifying documents. If you do not provide the information, the Strategy will not be able to open your account. If a Strategy is unable to verify your identity, or that of another person(s) authorized to act on your behalf, or if the Strategy believes it has identified potentially criminal activity, that Strategy reserves the right to take action it deems appropriate or as required by law, which may include closing your account. If you are not a U.S. citizen or resident alien, your account must be affiliated with a Financial Industry Regulatory Authority, or FINRA member firm.


GENERAL
AllianceBernstein Investments, Inc., or ABI, may refuse any order to purchase shares. Each Strategy reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

THE DIFFERENT SHARE CLASS EXPENSES
This section describes the different expenses of investing in each class and explains factors to consider when choosing a class of shares. The expenses can include distribution and/or service (Rule 12b-1) fees or CDSCs.

                           WHAT IS A RULE 12B-1 FEE?
  A Rule 12b-1 fee is a fee deducted from a Strategy's assets that is used to pay for personal service, maintenance of shareholder accounts and distribution costs, such as advertising and compensation of financial intermediaries. The amount of each share class's Rule 12b-1 fee, if any, is disclosed below and in the Strategy's fee table included in the Summary Information above.


ASSET-BASED SALES CHARGES OR DISTRIBUTION AND/OR SERVICE (RULE 12B-1) FEES Each Strategy has adopted a plan under Rule 12b-1 under the 1940 Act that allows the Strategy to pay asset-based sales charges or distribution and/or service (Rule 12b-1) fees for the distribution and sale of its shares. The amount of these fees for each class of a Strategy's shares is up to:


                               DISTRIBUTION AND/OR SERVICE
                                 (RULE 12B-1) FEE (AS A
                                 PERCENTAGE OF AGGREGATE
                                AVERAGE DAILY NET ASSETS)
                      ------------------------------------
                      Class A             0.30%*
                      Class R             0.50%
                      Class K             0.25%
                      Class I             None

*The Rule 12b-1 Plan for the Class A shares provides for payments of up to 0.50% of aggregate average daily net assets, although the Strategies' Board currently limits the payments to 0.30%.

Because these fees are paid out of a Strategy's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees. Class R shares are subject to higher Rule 12b-1 fees than Class A shares. Because higher fees mean a higher expense ratio, Class R shares pay correspondingly lower dividends and may have a lower NAV (and returns) than Class A shares. Conversely, Class K and Class I shares have a lower or no Rule 12b-1 fee. Therefore, Class K and Class I shares have a lower expense ratio and may have a higher NAV (and returns) than Class A or Class R shares. All or some of these fees may be paid to financial intermediaries, including your financial intermediary's firm.


CLASS A SHARES
Class A shares offered through this Prospectus do not have an initial sales charge. Class A shares may be subject to a CDSC of up to 1%. Purchases of Class A shares by AllianceBernstein or non-AllianceBernstein sponsored group retirement plans may be subject to a 1% CDSC if terminated within one year. The CDSC is applied to the lesser of NAV at the time of redemption of shares or the original cost of shares being redeemed.


CLASS R, CLASS K AND CLASS I SHARES
Class R, Class K and Class I shares do not have an initial sales charge or CDSC.

DISTRIBUTION ARRANGEMENTS FOR GROUP RETIREMENT PLANS
Each Strategy offers distribution arrangements for group retirement plans. Plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements for group retirement plans as to the purchase, sale or exchange of Strategy shares, including maximum and minimum initial investment requirements, that are different from those described in this Prospectus and the Strategies' SAI. Group retirement plans also may not offer all classes of shares of a Strategy. A Strategy is not responsible for, and has no control over, the decision of any plan sponsor or fiduciary to impose such differing requirements.

PAYMENTS TO FINANCIAL INTERMEDIARIES
Financial intermediaries market and sell shares of the Strategies. These financial intermediaries may receive compensation for selling shares of the Strategies. This compensation is paid from various sources, including any CDSC and/or Rule 12b-1 fee that you or the Strategy may pay.

                       WHAT IS A FINANCIAL INTERMEDIARY?
  A financial intermediary is a firm that receives compensation for selling shares of the Strategies offered in this Prospectus and/or provides services to the Strategies' shareholders. Financial intermediaries may include, among others, brokers, financial planners or advisors, banks and insurance companies. Financial intermediaries may employ financial advisors who deal with you and other investors on an individual basis.

ABI may pay financial intermediaries selling Class A shares a fee of up to 1%. Up to 100% of the Rule 12b-1 fees applicable to Class A shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class A shares.

For Class R and Class K shares, up to 100% of the Rule 12b-1 fee applicable to these classes of shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class R and Class K shares.

  Your financial advisor's firm receives compensation from the Strategies, ABI and/or the Adviser in several ways from various sources, which include some or all of the following:

  - Rule 12b-1 fees;
  - additional distribution support;
  - defrayal of costs for educational seminars and training; and
  - payments related to providing shareholder recordkeeping and/or transfer agency services.

  Please read this Prospectus carefully for information on this compensation.

OTHER PAYMENTS FOR DISTRIBUTION SERVICES AND EDUCATIONAL SUPPORT

In addition to the Rule 12b-1 fees described above, some or all of which may be paid to financial intermediaries, ABI, at its expense, currently provides additional payments to firms that sell shares of the AllianceBernstein Mutual Funds. Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the sale of shares of the AllianceBernstein Mutual Funds will generally not exceed the sum of
(a) 0.25% of the current year's fund sales by that firm and (b) 0.10% of average daily net assets attributable to that firm over the year. These sums include payments to reimburse directly or indirectly the costs incurred by these firms and their employees in connection with educational seminars and training efforts about the AllianceBernstein Mutual Funds for the firms' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals. ABI may pay a portion of "ticket" or other transactional charges.

For 2010, ABI's additional payments to these firms for distribution services and educational support related to the AllianceBernstein Mutual Funds are expected to be approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds, or approximately $16.5 million. In 2009, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds, or approximately $13.8 million for distribution services and educational support related to the AllianceBernstein Mutual Funds.

A number of factors are considered in determining the additional payments, including each firm's AllianceBernstein Mutual Fund sales, assets and redemption rates, and the willingness and ability of the firm to give ABI access to its financial advisors for educational and marketing purposes. In some cases, firms will include the AllianceBernstein Mutual Funds on a "preferred list." ABI's goal is to make the financial intermediaries who interact with current and prospective investors and shareholders more knowledgeable about the AllianceBernstein Mutual Funds so that they can provide suitable information and advice about the funds and related investor services.

The Strategies and ABI also make payments for recordkeeping and other transfer agency services to financial intermediaries that sell AllianceBernstein Mutual Fund shares. Please see "Management of the Strategies--Transfer Agency and Retirement Plan Services" below. These expenses paid by the Strategies are included in "Other Expenses" under "Fees and Expenses of the Strategies--Annual Strategy Operating Expenses" in the Summary Information at the beginning of the Prospectus.


  IF ONE MUTUAL FUND SPONSOR MAKES GREATER DISTRIBUTION ASSISTANCE PAYMENTS THAN ANOTHER, YOUR FINANCIAL ADVISOR AND HIS OR HER FIRM MAY HAVE AN INCENTIVE TO RECOMMEND ONE FUND COMPLEX OVER ANOTHER. SIMILARLY, IF YOUR FINANCIAL ADVISOR OR HIS OR HER FIRM RECEIVES MORE DISTRIBUTION ASSISTANCE FOR ONE SHARE CLASS VERSUS ANOTHER, THEN THEY MAY HAVE AN INCENTIVE TO RECOMMEND THAT CLASS.

As of the date of the Prospectus, ABI anticipates that the firms that will receive additional payments for distribution services and/or educational support include:


  Advisor Group, Inc.
  Ameriprise Financial Services
  AXA Advisors
  Bank of America
  Cadaret, Grant & Co.
  CCO Investment Services Corp.
  Chase Investment Services
  Commonwealth Financial Network
  Donegal Securities
  Financial Network Investment Company
  ING Financial Partners
  LPL Financial Corporation
  Merrill Lynch
  Morgan Stanley Smith Barney
  Multi-Financial Securities Corporation
  Northwestern Mutual Investment Services
  Raymond James
  RBC Wealth Management
  Robert W. Baird
  UBS Financial Services
  Wells Fargo Advisors
  Wells Fargo Investments


Although the Strategies may use brokers and dealers that sell shares of the Strategies to effect portfolio transactions, the Strategies do not consider the sale of AllianceBernstein Mutual Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.

HOW TO EXCHANGE SHARES

You may exchange your Strategy shares for shares of the same class of other AllianceBernstein Mutual Funds (including AllianceBernstein Exchange Reserves, a money market fund managed by the Adviser) provided that the other fund offers the same class of shares. Exchanges of shares are made at the next-determined NAV, without sales or service charges after your order is received in proper form. All exchanges are subject to the minimum investment restrictions set forth in the prospectus for the AllianceBernstein Mutual Fund whose shares are being acquired. You may request an exchange through your financial intermediary. In order to receive a day's NAV, your financial intermediary must receive and confirm your telephone exchange request by 4:00 p.m., Eastern time, on that day. The Strategies may modify, restrict or terminate the exchange privilege on 60 days' written notice.


HOW TO SELL OR REDEEM SHARES

You may "redeem" your shares (i.e., sell your shares to a Strategy) on any day the New York Stock Exchange ("Exchange") is open, either directly or through your financial intermediary. Your sale price will be the next-determined NAV, less any applicable CDSC, after the Strategy receives your redemption request in proper form. Normally, redemption proceeds will be sent to you within 7 days. If you recently purchased your shares by check or electronic funds transfer, your redemption payment may be delayed until the Strategy is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days).

Your financial intermediary must receive your sales request by 4:00 p.m., Eastern time, and submit it to a Strategy by a pre-arranged time for you to receive the next-determined NAV, less any applicable CDSC. Your financial intermediary is responsible for submitting all necessary documentation to the Strategy and may charge you a fee for this service.

FREQUENT PURCHASES AND REDEMPTIONS OF STRATEGY SHARES
The Strategies' Board has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Strategy shares or excessive or short-term trading that may disadvantage long-term Strategy shareholders. These policies are described below. There is no guarantee that the Strategies will be able to detect excessive or short-term trading and to identify shareholders engaged in such practices, particularly with respect to transactions in omnibus accounts. Shareholders should be aware that application of these policies may have adverse consequences, as described below, and avoid frequent trading in Strategy shares through purchases, sales and exchanges of shares. Each Strategy reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.

RISKS ASSOCIATED WITH EXCESSIVE OR SHORT-TERM TRADING GENERALLY. While the Strategies will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a Strategy's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Strategy shares, especially involving large dollar amounts, may disrupt efficient portfolio management and cause a Strategy to sell shares at inopportune times to accommodate redemptions relating to short-term trading. In particular, a Strategy may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. In addition, a Strategy may incur increased administrative and other expenses due to excessive or short-term trading, including increased brokerage costs and realization of taxable capital gains.

Strategies that may invest significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a Strategy calculates its NAV at 4:00 p.m., Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Strategy share prices that are based on closing prices of foreign securities established some time before the Strategy calculates its own share price (referred to as "time zone arbitrage"). The Strategies have procedures, referred to as fair value pricing, designed to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time a Strategy calculates its NAV. While there is no assurance, the Strategies expect that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder's ability to engage in time zone arbitrage to the detriment of other Strategy shareholders.

A shareholder engaging in a short-term trading strategy may also target a Strategy that does not invest primarily in foreign securities. Any Strategy that invests in securities that are, among other things, thinly traded, traded infrequently or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). All Strategies may be adversely affected by price arbitrage.

POLICY REGARDING SHORT-TERM TRADING. Purchases and exchanges of shares of the Strategies should be made for investment purposes only. The Strategies will seek to prevent patterns of excessive purchases and sales of Strategy shares to the extent they are detected by the procedures described below. The Strategies reserve the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

..  TRANSACTION SURVEILLANCE PROCEDURES. The Strategies, through their agents,
   ABI and ABIS, maintain surveillance procedures to detect excessive or short-term trading in Strategy shares. This surveillance process involves several factors, which include scrutinizing transactions in Strategy shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Strategy shares during any 90-day period or purchases of shares followed by a sale within 90 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Strategies may consider trading activity in multiple accounts under common ownership, control or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances.


.. ACCOUNT BLOCKING PROCEDURES. If the Strategies determine, in their sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the relevant Strategy account(s) will be immediately "blocked" and no future purchase or exchange activity will be permitted. However, sales of Strategy shares back to a Strategy or redemptions will continue to be permitted in accordance with the terms of the Strategy's current Prospectus. As a result, unless the shareholder redeems his or her shares, which may have consequences if the shares have declined in value, a CDSC is applicable or adverse tax consequences may result, the shareholder may be "locked" into an unsuitable investment. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the internet or by phone, may also be suspended. A blocked account will generally remain blocked unless and until the account holder or the associated broker, dealer or other financial intermediary provides evidence or assurance acceptable to the Strategy that the account holder did not or will not in the future engage in excessive or short-term trading.


..  APPLICATIONS OF SURVEILLANCE PROCEDURES AND RESTRICTIONS TO OMNIBUS
   ACCOUNTS. Omnibus account arrangements are common forms of holding shares of the Strategies, particularly among certain brokers, dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Strategies apply their surveillance procedures to these omnibus account arrangements. As required by Commission rules, the Strategies have entered into agreements with all of their financial intermediaries that require the financial intermediaries to provide the Strategies, upon the request of the Strategies or their agents, with individual account level information about their transactions. If the Strategies detect excessive trading through their monitoring of omnibus accounts, including trading at the individual account level, the financial intermediaries will also execute instructions from the Strategies to take actions to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Strategy shares. For certain retirement plan accounts, the Strategies may request that the retirement plan or other intermediary revoke the relevant participant's privilege to effect transactions in Strategy shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail).

HOW THE STRATEGIES VALUE THEIR SHARES
The price of each Strategy's shares is based on its NAV, which in turn is based on the NAVs of the Underlying Portfolios in which it invests. Each Strategy's NAV is calculated at the close of regular trading on the Exchange (ordinarily, 4:00 p.m., Eastern time), only on days when the Exchange is open for business. To calculate NAV, a Strategy's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. Because the Underlying Portfolios may invest in securities that are primarily traded on foreign exchanges that trade on weekends or other days when the Strategy does not price its shares, the NAV of a Strategy's shares may change on days when shareholders will not be able to purchase or redeem their shares in the Strategy.


Each Underlying Portfolio values its securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Underlying Portfolios' Trustees. When an Underlying Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. An Underlying Portfolio may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by an Underlying Portfolio to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.


Each Underlying Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. An Underlying Portfolio may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Underlying Portfolio values its securities at 4:00 p.m., Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, each Underlying Portfolio believes that foreign security values may be affected by events that occur after the close of foreign securities markets. To account for this, the Underlying Portfolios may frequently value many of their foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

Subject to the oversight of the Trustees, the Board and the Trustees have delegated responsibility for valuing each Underlying Portfolio's assets to the Adviser. The Adviser has established a Valuation Committee, which operates under the policies and procedures approved by the Trustees, to value each Underlying Portfolio's assets on behalf of the Underlying Portfolio. The Valuation Committee values Underlying Portfolio assets as described above.

MANAGEMENT OF THE STRATEGIES
--------------------------------------------------------------------------------

INVESTMENT ADVISER

Each Strategy's investment adviser is AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105. The Adviser is a leading international investment adviser supervising client accounts with assets as of September 30, 2010 totaling approximately $484 billion (of which more than $81 billion represented assets of registered investment companies sponsored by the Adviser). As of September 30, 2010, the Adviser managed retirement assets for many of the largest public and private employee benefit plans (including 33 of the nation's FORTUNE 100 companies), for public employee retirement funds in 38 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 35 registered investment companies managed by the Adviser, comprising 115 separate investment portfolios, currently have approximately 3.2 million shareholder accounts.


The Adviser provides investment advisory services for each Strategy and for directing the purchase and sale of the Underlying Portfolios in which they invest. For these advisory services, each Strategy paid the Adviser (before waivers and reimbursements), during its most recent fiscal year a management fee as a percentage of average daily net assets as follows:


                                             FEE AS A PERCENTAGE OF
                                                  AVERAGE NET       FISCAL YEAR
 STRATEGY                                           ASSETS*            ENDED
 ------------------------------------------------------------------------------
 AllianceBernstein Wealth Appreciation
  Strategy                                            .65%            8/31/10
 AllianceBernstein Balanced Wealth Strategy           .55%            8/31/10
 AllianceBernstein Conservative Wealth
  Strategy                                            .55%            8/31/10



*Fee stated net of any waivers and/or reimbursements. See "Fees and Expenses of the Strategies" in the Summary Information at the beginning of the Prospectus for more information about fee waivers.

A discussion regarding the basis for the Board's approval of the Strategies' investment advisory agreement is available in the Strategies' annual report to shareholders for the fiscal year ended August 31, 2010.

The Adviser is also responsible for the selection and management of the Underlying Portfolios' portfolio investments. The Adviser does not receive a fee for managing the Underlying Portfolios.

The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, hedge funds, pension funds and other institutional investors. The Adviser may receive management fees, including performance fees, that may be higher or lower than the advisory fees it receives from the Strategies. Certain other clients of the Adviser may have investment objectives and policies similar to those of a Strategy or an Underlying Portfolio. The Adviser may, from time to time, make recommendations that result in the purchase or sale of a particular security by its other clients simultaneously with a Strategy or an Underlying Portfolio. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Adviser to the accounts involved (including an Underlying Portfolio). When two or more of the clients of the Adviser (including an Underlying Portfolio) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

PORTFOLIO MANAGERS
The management of, and investment decisions for, the Strategies are made by the Multi-Asset Solutions Team, comprised of senior portfolio managers. The Multi-Asset Solutions Team relies heavily on the Adviser's growth, value and fixed-income investment teams and, in turn, the fundamental research of the Adviser's large internal research staff. No one person is principally responsible for coordinating the Strategies' investments.

The following table lists the persons within the Multi-Asset Solutions Team with the most significant responsibility for day-to-day management of the Strategies, the length of time that each person has been jointly and primarily responsible for the Strategies, and each person's principal occupation during the past five years:



                                                   PRINCIPAL OCCUPATION DURING
EMPLOYEE; YEAR; TITLE                                THE PAST FIVE (5) YEARS
--------------------------------------------------------------------------------------
Thomas J. Fontaine; since 2008; Senior       Senior Vice President of the Adviser and
Vice President of the Adviser and Head of    Head of Defined Contribution.
Defined Contribution                         Previously, Director of Research -
                                             Defined Contribution. Prior thereto, he
                                             was a Director of Research for the
                                             Adviser's Style Blend Services and
                                             served as a senior quantitative analyst
                                             since prior to 2005.

Dokyoung Lee; since 2008; Senior Vice        Senior Vice President of the Adviser,
President of the Adviser and Director of     with which he has been associated in a
Research - Blend Strategies                  similar capacity to his current position
                                             since prior to 2005, and Director of
                                             Research - Blend Strategies since
                                             2008.

Seth J. Masters; since 2003; Senior Vice     Senior Vice President of the Adviser,
President of the Adviser and Chief           with which he has been associated in a
Investment Officer of Blend Strategies and   similar capacity to his current position
Defined Contribution                         since prior to 2005, and Chief
                                             Investment Officer of Blend Strategies
                                             and Defined Contribution.

Christopher H. Nikolich; since 2003; Senior  Senior Vice President of the Adviser,
Vice President of the Adviser and Head of    with which he has been associated in a
Research and Investment Design - Defined     similar capacity to his current position
Contribution                                 since prior to 2005 and Head of
                                             Research and Investment Design -
                                             Defined Contribution.

Patrick J. Rudden; since 2009; Senior Vice   Senior Vice President of the Adviser,
President of the Adviser and Head of Blend   with which he has been associated in a
Strategies                                   similar capacity to his current position
                                             since prior to 2005, and Head of Blend
                                             Strategies. Prior thereto, he was Head
                                             of Institutional Investment Solutions
                                             with the Blend Team.

Additional information about the portfolio managers may be found in the Strategies' SAI.



PERFORMANCE OF EQUITY AND FIXED-INCOME INVESTMENT TEAMS

Although the Strategies themselves have limited performance history under their current investment policies, certain of the investment teams employed by the Adviser in managing each Strategy have experience in managing discretionary accounts of institutional clients and/or other registered investment companies and portions thereof (the "Historical Accounts") that have substantially the same investment objectives and policies and are managed in accordance with essentially the same investment strategies as those applicable to the portions of the Strategies they manage. The Historical Accounts that are not registered investment companies or portions thereof are not subject to certain limitations, diversification requirements and other restrictions imposed under the 1940 Act and the Code to which the Strategies, as registered investment companies, are subject and which, if applicable to the Historical Accounts, may have adversely affected the performance of the Historical Accounts.

Set forth below is performance data provided by the Adviser relating to all the Historical Accounts that have substantially the same investment objectives and policies and essentially the same investment strategies as the Strategies managed by investment teams that manage the Strategies' assets. Performance data is shown for the period during which the relevant investment team of the Adviser or Bernstein managed the Historical Accounts through September 30, 2010. The aggregate assets for the Historical Accounts managed by each investment team as of September 30, 2010 are also shown. Each of an investment team's Historical Accounts has a nearly identical composition of investment holdings and related percentage weightings.


The performance data is net of all fees (including brokerage commissions) charged to the Historical Accounts, calculated on a monthly basis. The data has not been adjusted to reflect any fees that will be payable by the Strategies, which may be higher than the fees imposed on the Historical Accounts, and will reduce the returns of the Strategies. Expenses associated with the distribution of shares of the Strategies in accordance with the plan adopted by the Board under Commission Rule 12b-1 are also excluded. Except as noted, the performance data has also not been adjusted for corporate or individual taxes, if any, payable by account owners.

The Adviser has calculated the investment performance of the Historical Accounts on a trade-date basis. Dividends have been accrued at the end of the month and cash flows weighted daily. Composite investment performance for U.S. Large Cap Value, International Large Cap Value and International Large Cap Growth accounts has been determined on an equal weighted basis for periods prior to January 1, 2003 and on an asset weighted basis for periods subsequent thereto. Composite investment performance for all other accounts has been determined on an asset weighted basis. New accounts are included in the composite investment performance computations at the beginning of the quarter following the initial contribution. The total returns set forth below are calculated using a method that links the monthly return amounts for the disclosed periods, resulting in a time-weighted rate of return. Other methods of computing the investment performance of the Historical Accounts may produce different results, and the results for different periods may vary.

The Russell 1000(R) universe of securities is compiled by Frank Russell Company and is segmented into two style indices, based on a "non-linear probability" method to assign stocks to the growth and value style indices. The term "probability" is used to indicate the degree of certainty that a stock is value or growth based on its relative book-to-price ratio and I/B/E/S forecast long-term growth mean. The Russell 1000(R) Growth Index ("Russell 1000 Growth") is designed to include those Russell 1000(R) securities with higher price-to-book ratios and higher forecasted growth values. In contrast, the Russell 1000(R) Value Index ("Russell 1000 Value") is designed to include those Russell 1000(R) securities with lower price-to-book ratios and lower forecasted growth values.

The Russell 2500(TM) Index measures the performance of the small- and mid-capitalization segment of U.S. equities. It includes the approximately 2500 of the smallest securities based on a combination of their current market cap and current index membership.

The Russell 2500(TM) Growth Index ("Russell 2500 Growth") measures the performance of these Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.


The Russell 2500 Value Index ("Russell 2500 Value") measures the performance of those Russell 2500 companies with lower price-to-cost ratios and lower forecasted growth values.


The Morgan Stanley Capital International Europe, Australasia, Far East Index (the "MSCI EAFE Index") is an international, unmanaged, weighted stock market index that includes over 1,000 securities listed on the stock exchanges of 21 developed market countries from Europe, Australia, Asia and the Far East.


The unmanaged Barclays Capital U.S. Aggregate Index (Barclays Capital Aggregate) is composed of the Mortgage-Backed Securities Index, the Asset-Backed Securities Index and the Government/Corporate Bond Index. It is a broad measure of the performance of taxable bonds in the U.S. market, with maturities of at least one year.


The FTSE EPRA/NAREIT Developed Global Real Estate Index ("FTSE EPRA/NAREIT Developed Index") is a free-floating, market capitalization weighted index structured in such a way that it can be considered to represent general trends in all eligible real estate stocks worldwide. The index is designed to reflect the stock performance of companies engaged in specific aspects of the North American, European and Asian real estate markets.

The Custom High Yield Composite Index is a customized time blend benchmark. It is a customized, asset-weighted blend of the benchmarks of each of the accounts in the Composite. A weighting is applied to the benchmarks by using the prior month-end market values of the portfolios within the Composite. Prior to the beginning of a new quarter, if an account is added or deleted, the custom benchmark will automatically be rebalanced to include the new account's market value and benchmark. The terminated account's market value and benchmark return will be excluded.

The BofA Merrill Lynch U.S. Treasury 1-3 Year Index ("BofA Merrill Lynch Treasury 1-3 Year") is an unmanaged index comprised of U.S. Government securities, including agency securities, with remaining maturities, at month end, of one to three years.

To the extent an investment team utilizes investment techniques such as futures or options, the indices shown may not be substantially comparable to the performance of the investment team's Historical Accounts. The indices shown are included to illustrate material economic and market factors that existed during the time period shown. None of the indices reflects the deduction of any fees. If an investment team were to purchase a portfolio of securities substantially identical to the securities comprising the relevant index, the performance of the portion of the Strategy managed by that investment team relative to the index would be reduced by the Strategy's expenses, including brokerage commissions, advisory fees, distribution fees, custodial fees, transfer agency costs and other administrative expenses, as well as by the impact on the Strategy's shareholders of sales charges and income taxes.

The performance data on the following pages is provided solely to illustrate each investment team's performance in managing the Historical Accounts as measured against certain broad-based market indices. THE PERFORMANCE OF EACH STRATEGY WILL BE AFFECTED BOTH BY THE PERFORMANCE OF EACH INVESTMENT TEAM MANAGING A PORTION OF THE STRATEGY'S ASSETS AND BY THE ADVISER'S ALLOCATION OF THE STRATEGY'S PORTFOLIO AMONG ITS VARIOUS INVESTMENT TEAMS. IF SOME OR ALL OF THE INVESTMENT TEAMS EMPLOYED BY THE ADVISER IN MANAGING A STRATEGY WERE TO PERFORM RELATIVELY POORLY, AND/OR IF THE ADVISER WERE TO ALLOCATE MORE OF THE STRATEGY'S PORTFOLIO TO RELATIVELY POORLY PERFORMING INVESTMENT TEAMS, THE PERFORMANCE OF THE STRATEGY WOULD SUFFER. Investors should not rely on the performance data of the Historical Accounts as an indication of future performance of all or any portion of the Strategies.

The investment performance for the periods presented may not be indicative of future rates of return. The performance was not calculated pursuant to the methodology established by the Commission that will be used to calculate the Strategies' performance. The use of methodology different from that used to calculate performance could result in different performance data.

HISTORICAL ACCOUNTS
--------------------------------------------------------------------------------

NET OF FEES PERFORMANCE

For periods ended September 30, 2010, with their Aggregate Assets as of September 30, 2010



INVESTMENT TEAMS &                       ASSETS                                       SINCE   INCEPTION
BENCHMARKS                            (IN MILLIONS) 1 YEAR 3 YEARS 5 YEARS 10 YEARS INCEPTION   DATES
--------------------------------------------------------------------------------------------------------
EQUITY
--------------------------------------------------------------------------------------------------------
U.S. Large Cap Growth                   $7,999.9     2.57%  -7.20% -0.46%   -3.44%   12.47%   12/31/1977
Russell 1000 Growth                                 12.65%  -4.36%  2.06%   -3.44%       NA*
--------------------------------------------------------------------------------------------------------
U.S. Large Cap Value                    $4,453.8     5.61% -12.64% -2.83%    3.07%    3.15%    3/31/1999
Russell 1000 Value                                   8.90%  -9.39% -0.48%    2.59%    3.04%
--------------------------------------------------------------------------------------------------------
U.S. Small/Mid Cap Growth               $1,194.3    26.46%  -1.10%  6.29%             6.58%   12/31/2004
Russell 2500 Growth                                 17.27%  -3.41%  3.09%             3.61%
--------------------------------------------------------------------------------------------------------
U.S. Small/Mid Cap Value                  $996.5    16.86%  -1.44%  3.98%             9.71%   12/31/2000
Russell 2500 Value                                  15.92%  -3.57%  2.36%             5.65%
--------------------------------------------------------------------------------------------------------
International Large Cap Growth          $3,137.9     5.75% -13.30% -0.88%    0.64%    5.26%   12/31/1990
MSCI EAFE                                            3.27%  -9.51%  1.97%    2.56%    5.58%
--------------------------------------------------------------------------------------------------------
International Large Cap Value           $2,965.1    -1.50% -16.20% -1.33%             6.60%    3/31/2001
MSCI EAFE                                            3.27%  -9.51%  1.97%             4.60%
--------------------------------------------------------------------------------------------------------
TAXABLE BONDS
--------------------------------------------------------------------------------------------------------
U.S. Core Fixed Income                    $254.6    10.94%   7.68%  6.23%    6.34%    6.34%   12/31/1986
Barclays Capital Aggregate                           8.16%   6.20%  6.41%    6.41%    7.29%
--------------------------------------------------------------------------------------------------------
U.S. High Yield Bond                      $581.6    20.45%   9.61%  8.53%    6.69%    8.46%   12/31/1986
Custom High Yield Composite Index                   18.24%   9.04%  8.40%    8.25%    8.95%
--------------------------------------------------------------------------------------------------------
Low Duration Bond                       $1,896.7     5.34%   2.84%  3.13%    3.69%    4.34%   12/31/1995
BofA Merrill Lynch Treasury 1-3 Year                 2.53%   4.08%  4.35%    4.21%    4.67%
--------------------------------------------------------------------------------------------------------



*The inception date for the Russell 1000 Growth Index was December 31, 1978;
 the total returns for U.S. Large Cap Growth and that benchmark for that date through 9/30/10 were 12.45% and 10.36%, respectively.

TRANSFER AGENCY AND RETIREMENT PLAN SERVICES

ABIS acts as the transfer agent for each Strategy. ABIS, an indirect wholly-owned subsidiary of the Adviser, registers the transfer, issuance and redemption of Strategy shares and disburses dividends and other distributions to Strategy shareholders.


Retirement plans may also hold Strategy shares in the name of the plan, rather than the participant. Plan recordkeepers, who may have affiliated financial intermediaries who sell shares of the Strategies, may be paid for each participant fund account in amounts up to $19 per customer fund account per annum and/or up to 0.25% per annum of the average daily assets held in the plan. To the extent any of these payments for recordkeeping services, transfer agency services or retirement plan accounts are made by the Strategies, they are included in the amount appearing opposite the caption "Other Expenses" found in the Strategy expense tables under "Fees and Expenses of the Strategies." In addition, financial intermediaries may be affiliates of entities that receive compensation from the Adviser or ABI for maintaining retirement plan "platforms" that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.

Because financial intermediaries and plan recordkeepers may be paid varying amounts per class for sub-transfer agency and related recordkeeping services, the service requirements of which may also vary by class, this may create an additional incentive for financial intermediaries and their financial advisors to favor one fund complex over another or one class of shares over another.

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------


Each Strategy's income dividends and capital gains distributions, if any, declared by a Strategy on its outstanding shares will, at the election of each shareholder, be paid in cash or in additional shares of the same class of shares of that Strategy. If paid in additional shares, the shares will have an aggregate NAV as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the dividend or distribution. You may make an election to receive dividends and distributions in cash at the time you purchase shares. Your election can be changed at any time prior to a record date for a dividend. There is no sales or other charge in connection with the reinvestment of dividends or capital gains distributions. Cash dividends may be paid by check, or, at your election, electronically via the ACH network.


If you receive an income dividend or capital gains distribution in cash, you may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional shares of that Strategy without charge by returning to the Adviser, with appropriate instructions, the check representing the dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of that Strategy.

While it is the intention of each Strategy to distribute to its shareholders substantially all of each fiscal year's net investment income and net realized capital gains, if any, the amount and timing of any dividend or distribution will depend on the realization by the Strategy of income and capital gains from investments. There is no fixed dividend rate and there can be no assurance that a Strategy will pay any dividends or realize any capital gains. The final determination of the amount of a Strategy's return of capital distributions for the period will be made after the end of each taxable year. Investments made through a 401(k) plan, 457 plan, employer sponsored 403(b) plan, profit sharing and money purchase plan, defined benefit plan or a nonqualified deferred compensation plan are subject to special United States federal income tax rules. Therefore, the federal income tax consequences described below apply only to investments made other than by such plans.


You will normally have to pay federal income tax, and any state or local income taxes, on the distributions you receive from the Strategies, whether you take the distributions in cash or reinvest them in additional shares. Distributions of net capital gains from the sale of investments that a Strategy or an Underlying Portfolio owned for more than one year and that are properly designated as capital gain dividends are taxable as long-term capital gains. For taxable years beginning on or before December 31, 2012, distributions of dividends to a Strategy's non-corporate shareholders may be treated as "qualified dividend income", which is taxed at reduced rates, if such distributions are derived from, and designated by a Strategy as, "qualified dividend income" and provided that holding period and other requirements are met by both the shareholder and the Strategy. "Qualified dividend income" generally is income derived from dividends from U.S. corporations and "qualified foreign corporations." Other distributions by the Strategies are generally taxable to you as ordinary income. Dividends declared in October, November, or December and paid in January of the following year are taxable as if they had been paid the previous December. A Strategy will notify you as to how much of the Strategy's distributions, if any, qualify for these reduced tax rates.


A Strategy's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Strategy's yield on those securities would be decreased. None of the Strategies generally expects that shareholders will be able to claim a credit or a deduction with respect to foreign taxes. In addition, a Strategy's investment in foreign securities or foreign currencies may increase or decrease the Strategy's recognition of ordinary income and may affect the timing or amount of the Strategy's distributions.

The Strategies' investments in certain debt obligations may cause them to recognize taxable income in excess of the cash generated by such obligations. Thus, the Strategies could be required to sell other investments in order to satisfy their distribution requirements.

If you buy shares just before a Strategy deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

The sale or exchange of Strategy shares is a taxable transaction for federal income tax purposes.


Each year shortly after December 31, each Strategy will send you tax information stating the amount and type of all its distributions for the year. You are encouraged to consult your tax adviser about the federal, state, and local tax consequences in your particular circumstances, as well as any possible foreign tax consequences.


NON-U.S. SHAREHOLDERS
If you are a nonresident alien individual or a foreign corporation for federal income tax purposes, please see the Strategies' SAI for information on how you will be taxed as a result of holding shares in the Strategies.

GENERAL INFORMATION
--------------------------------------------------------------------------------


Under unusual circumstances, a Strategy may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. Each Strategy reserves the right to close an account that has remained below $500 for 90 days.


During drastic economic or market developments, you might have difficulty in reaching ABIS by telephone, in which event you should issue written instructions to ABIS. ABIS is not responsible for the authenticity of telephone requests to purchase, sell, or exchange shares. ABIS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephone requests. The telephone service may be suspended or terminated at any time without notice.

Shareholder Services. ABIS offers a variety of shareholder services. For more information about these services or your account, call ABIS's toll-free number, 800-221-5672. Some services are described in the Mutual Fund Application.

Householding. Many shareholders of the AllianceBernstein Mutual Funds have family members living in the same home who also own shares of the same Strategies. In order to reduce the amount of duplicative mail that is sent to homes with more than one Strategy account and to reduce expenses of the Strategies, all AllianceBernstein Mutual Funds will, until notified otherwise, send only one copy of each prospectus, shareholder report and proxy statement to each household address. This process, known as "householding", does not apply to account statements, confirmations, or personal tax information. If you do not wish to participate in householding, or wish to discontinue householding at any time, call ABIS at 800-221-5672. We will resume separate mailings for your account within 30 days of your request.

GLOSSARY OF INVESTMENT TERMS

--------------------------------------------------------------------------------

EQUITY SECURITIES include (i) common stocks, partnership interests, business trust shares and other equity or ownership interests in business enterprises and (ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares and interests.

FIXED-INCOME SECURITIES are debt securities and dividend-paying preferred stocks, including floating rate and variable rate instruments.



BARCLAYS CAPITAL 5-YR GEN'L OBL. MUNI BOND INDEX is an unmanaged composite measure of total return performance for the municipal bond market on those municipal bonds with maturities of five years. The securities in this index include ratings categories A and Aaa.


BARCLAYS CAPITAL U.S. AGGREGATE INDEX provides a measure of the performance of the U.S. dollar-denominated investment grade bond market, which includes investment grade (must be Baa3/BBB- or higher using the middle rating of Moody's, S&P, and Fitch) government bonds, investment grade corporate bonds, mortgage pass through securities, commercial mortgage backed securities and asset-backed securities that are publicly for sale in the United States.


MSCI EAFE INDEX is an international, unmanaged, weighted stock market index that includes over 1,000 securities listed on the stock exchanges of 21 developed market countries from Europe, Australia, Asia and the Far East.

S&P 500 INDEX is a stock market index containing the stocks of 500 U.S. large-cap corporations. Widely regarded as the best single gauge of the U.S. equities market, the S&P 500 Index includes a representative sample of 500 leading companies in leading industries of the U.S. economy.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The financial highlights table is intended to help you understand each Strategy's financial performance for the past five years. Certain information reflects financial results for a single share of each Strategy. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Strategy (assuming reinvestment of all dividends and distributions). This information for the most recently completed fiscal year has been audited by Ernst & Young LLP, independent registered public accounting firm. The information for the prior years has been audited by the Strategies' previous independent registered public accountants. The reports of the independent registered public accounting firms, along with each Strategy's financial statements, are included in each Strategy's annual report, which is available upon request.

                                 INCOME FROM INVESTMENT OPERATIONS           LESS DIVIDENDS AND DISTRIBUTIONS
                               -------------------------------------  ---------------------------------------------
                                           NET REALIZED  NET INCREASE
                     NET ASSET    NET     AND UNREALIZED  (DECREASE)  DIVIDENDS  DISTRIBUTIONS   TAX       TOTAL
                      VALUE,   INVESTMENT GAIN (LOSS) ON IN NET ASSET  FROM NET    FROM NET    RETURN    DIVIDENDS
FISCAL YEAR OR       BEGINNING   INCOME     INVESTMENT    VALUE FROM  INVESTMENT   REALIZED      OF         AND
PERIOD               OF PERIOD (LOSS) (a)  TRANSACTIONS   OPERATIONS    INCOME       GAINS     CAPITAL DISTRIBUTIONS
--------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN WEALTH APPRECIATION STRATEGY
CLASS A
Year ended 8/31/10    $ 9.89     $ .09        $  .14        $  .23      $(.12)       $0.00      $0.00+     $(.12)
Year ended 8/31/09     13.38       .12         (2.91)        (2.79)      (.07)        (.63)      0.00       (.70)
Year ended 8/31/08     16.32       .36         (2.70)        (2.34)      (.32)        (.28)      0.00       (.60)
Year ended 8/31/07     14.39       .27          2.00          2.27       (.30)        (.04)      0.00       (.34)
Year ended 8/31/06     12.74       .06          1.67          1.73       (.05)        (.03)      0.00       (.08)

CLASS R
Year ended 8/31/10    $ 9.75     $ .05        $  .14        $  .19      $(.11)       $0.00      $0.00+     $(.11)
Year ended 8/31/09     13.20       .08         (2.85)        (2.77)      (.05)        (.63)      0.00       (.68)
Year ended 8/31/08     16.13       .27         (2.64)        (2.37)      (.28)        (.28)      0.00       (.56)
Year ended 8/31/07     14.27       .20          1.99          2.19       (.29)        (.04)      0.00       (.33)
Year ended 8/31/06     12.69      (.04)         1.71          1.67       (.06)        (.03)      0.00       (.09)

CLASS K
Year ended 8/31/10    $ 9.83     $ .08        $  .15        $  .23      $(.13)       $0.00      $0.00+     $(.13)
Year ended 8/31/09     13.32       .11         (2.89)        (2.78)      (.08)        (.63)      0.00       (.71)
Year ended 8/31/08     16.25       .36         (2.70)        (2.34)      (.31)        (.28)      0.00       (.59)
Year ended 8/31/07     14.35       .27          1.98          2.25       (.31)        (.04)      0.00       (.35)
Year ended 8/31/06     12.74       .05          1.68          1.73       (.09)        (.03)      0.00       (.12)

CLASS I
Year ended 8/31/10    $ 9.88     $ .13        $  .13        $  .26      $(.15)       $0.00      $0.00+     $(.15)
Year ended 8/31/09     13.41       .14         (2.91)        (2.77)      (.13)        (.63)      0.00       (.76)
Year ended 8/31/08     16.34       .41         (2.70)        (2.29)      (.36)        (.28)      0.00       (.64)
Year ended 8/31/07     14.41       .34          1.96          2.30       (.33)        (.04)      0.00       (.37)
Year ended 8/31/06     12.75       .13          1.65          1.78       (.09)        (.03)      0.00       (.12)

ALLIANCEBERNSTEIN BALANCED WEALTH STRATEGY
CLASS A
Year ended 8/31/10    $10.14     $ .24        $  .47        $  .71      $(.24)       $0.00      $0.00+     $(.24)
Year ended 8/31/09     12.04       .27         (1.50)        (1.23)      (.28)        (.39)      0.00       (.67)
Year ended 8/31/08     13.94       .48         (1.75)        (1.27)      (.48)        (.15)      0.00       (.63)
Year ended 8/31/07     12.86       .37          1.12          1.49       (.39)        (.02)      0.00       (.41)
Year ended 8/31/06     11.96       .24           .93          1.17       (.23)        (.04)      0.00       (.27)

CLASS R
Year ended 8/31/10    $10.12     $ .19        $  .47        $  .66      $(.20)       $0.00      $0.00+     $(.20)
Year ended 8/31/09     12.02       .23         (1.49)        (1.26)      (.25)        (.39)      0.00       (.64)
Year ended 8/31/08     13.91       .38         (1.69)        (1.31)      (.43)        (.15)      0.00       (.58)
Year ended 8/31/07     12.85       .29          1.14          1.43       (.35)        (.02)      0.00       (.37)
Year ended 8/31/06     11.95       .13(b)       1.00          1.13       (.19)        (.04)      0.00       (.23)

CLASS K
Year ended 8/31/10    $10.13     $ .22        $  .49        $  .71      $(.24)       $0.00      $0.00+     $(.24)
Year ended 8/31/09     12.03       .26         (1.49)        (1.23)      (.28)        (.39)      0.00       (.67)
Year ended 8/31/08     13.92       .47         (1.73)        (1.26)      (.48)        (.15)      0.00       (.63)
Year ended 8/31/07     12.85       .37          1.10          1.47       (.38)        (.02)      0.00       (.40)
Year ended 8/31/06     11.96       .19           .97          1.16       (.23)        (.04)      0.00       (.27)

CLASS I
Year ended 8/31/10    $10.15     $ .26        $  .48        $  .74      $(.27)       $0.00      $0.00+     $(.27)
Year ended 8/31/09     12.04       .28         (1.47)        (1.19)      (.31)        (.39)      0.00       (.70)
Year ended 8/31/08     13.94       .52         (1.75)        (1.23)      (.52)        (.15)      0.00       (.67)
Year ended 8/31/07     12.86       .43          1.09          1.52       (.42)        (.02)      0.00       (.44)
Year ended 8/31/06     11.96       .29           .92          1.21       (.27)        (.04)      0.00       (.31)
--------------------------------------------------------------------------------------------------------------------



Please refer to the footnotes on page 43.

                                           RATIOS/SUPPLEMENTAL DATA
                        --------------------------------------------------------
              TOTAL             RATIOS TO AVERAGE NET ASSETS OF:
            INVESTMENT  -----------------------------------------
NET ASSET  RETURN BASED   NET ASSETS   EXPENSES, NET       EXPENSES,        NET        PORTFOLIO
VALUE, END ON NET ASSET END OF PERIOD   OF WAIVERS/     BEFORE WAIVERS/  INVESTMENT    TURNOVER
OF PERIOD   VALUE (c)   (000S OMITTED) REIMBURSEMENTS   REIMBURSEMENTS     INCOME        RATE
------------------------------------------------------------------------------------------------
  $10.00        2.27%     $  518,314        1.10%(d)(e)      1.10%(d)(e)     .86%(e)       4%
    9.89      (19.63)        569,413        1.14(d)          1.14(d)        1.33           9
   13.38      (14.86)        825,949        1.08(d)          1.08(d)        2.39           4
   16.32       15.88         906,379        1.07(d)          1.07(d)        1.68           5
   14.39       13.64         526,745        1.13(d)(e)       1.13(d)(e)      .41(e)        1

  $ 9.83        1.85%     $   17,617        1.45%(d)(e)      1.45%(d)(e)     .50%(e)       4%
    9.75      (19.86)         16,317        1.45(d)          1.45(d)         .94           9
   13.20      (15.17)         16,705        1.43(d)          1.43(d)        1.84           4
   16.13       15.44          12,568        1.44(d)          1.44(d)        1.26           5
   14.27       13.20           6,185        1.46(d)(e)       1.46(d)(e)     (.33)(e)       1

  $ 9.93        2.28%     $   20,044        1.13%(d)(e)      1.13%(d)(e)     .78%(e)       4%
    9.83      (19.66)         16,494        1.14(d)          1.14(d)        1.23           9
   13.32      (14.89)         15,393        1.07(d)          1.07(d)        2.39           4
   16.25       15.80          15,478        1.13(d)          1.13(d)        1.67           5
   14.35       13.60           7,850        1.15(d)(e)       1.15(d)(e)      .38(e)        1

  $ 9.99        2.58%     $   11,094         .80%(d)(e)       .80%(d)(e)    1.18%(e)       4%
    9.88      (19.38)         12,584         .81(d)           .81(d)        1.61           9
   13.41      (14.56)         17,025         .74(d)           .74(d)        2.72           4
   16.34       16.11          19,072         .80(d)           .80(d)        2.12           5
   14.41       14.03          16,452         .84(d)(e)        .84(d)(e)      .98(e)        1

  $10.61        6.98%     $1,022,000         .99%(d)(e)       .99%(d)(e)    2.19%(e)       5%
   10.14       (9.09)      1,068,626        1.01(d)          1.01(d)        3.05           9
   12.04       (9.49)      1,404,046         .93(d)           .93(d)        3.62           6
   13.94       11.68       1,481,913         .95(d)           .95(d)        2.72           3
   12.86        9.94         934,926         .99(d)(e)        .99(d)(e)     1.91(e)        1

  $10.58        6.52%     $   24,966        1.35%(d)(e)      1.35%(d)(e)    1.80%(e)       5%
   10.12       (9.37)         22,659        1.33(d)          1.33(d)        2.59           9
   12.02       (9.75)         21,129        1.31(d)          1.31(d)        2.99           6
   13.91       11.23          15,254        1.33(d)          1.33(d)        2.11           3
   12.85        9.53           3,651        1.33(d)(e)       1.35(d)(e)     1.07(b)(e)     1

  $10.60        6.95%     $   24,859        1.03%(d)(e)      1.03%(d)(e)    2.06%(e)       5%
   10.13       (9.12)         16,961        1.03(d)          1.03(d)        2.83           9
   12.03       (9.45)         14,144         .94(d)           .94(d)        3.57           6
   13.92       11.58          15,411        1.02(d)          1.02(d)        2.69           3
   12.85        9.85           7,194        1.05(d)(e)       1.05(d)(e)     1.55(e)        1

  $10.62        7.27%     $   21,211         .69%(d)(e)       .69%(d)(e)    2.49%(e)       5%
   10.15       (8.73)         31,728         .71(d)           .71(d)        3.18           9
   12.04       (9.21)         28,153         .63(d)           .63(d)        3.94           6
   13.94       11.96          21,371         .69(d)           .69(d)        3.09           3
   12.86       10.26          19,723         .71(d)(e)        .71(d)(e)     2.33(e)        1
------------------------------------------------------------------------------------------------

                                 INCOME FROM INVESTMENT OPERATIONS           LESS DIVIDENDS AND DISTRIBUTIONS
                               -------------------------------------  ---------------------------------------------
                                           NET REALIZED  NET INCREASE
                     NET ASSET    NET     AND UNREALIZED  (DECREASE)  DIVIDENDS  DISTRIBUTIONS   TAX
                      VALUE,   INVESTMENT GAIN (LOSS) ON IN NET ASSET  FROM NET    FROM NET    RETURN   TOTAL DIVI
FISCAL YEAR OR       BEGINNING   INCOME     INVESTMENT    VALUE FROM  INVESTMENT   REALIZED      OF      DENDS AND
PERIOD               OF PERIOD (LOSS) (a)  TRANSACTIONS   OPERATIONS    INCOME       GAINS     CAPITAL DISTRIBUTIONS
--------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN CONSERVATIVE WEALTH STRATEGY
CLASS A
Year ended 8/31/10    $10.14      $.20        $ .53         $ .73       $(.21)       $0.00      $0.00+     $(.21)
Year ended 8/31/09     11.09       .31         (.71)         (.40)       (.33)        (.22)      0.00       (.55)
Year ended 8/31/08     12.14       .46         (.94)         (.48)       (.47)        (.10)      0.00       (.57)
Year ended 8/31/07     11.66       .37          .52           .89        (.38)        (.03)      0.00       (.41)
Year ended 8/31/06     11.17       .27          .47           .74        (.24)        (.01)      0.00       (.25)

CLASS R
Year ended 8/31/10    $10.15      $.16        $ .53         $ .69       $(.17)       $0.00      $0.00+     $(.17)
Year ended 8/31/09     11.11       .26(b)      (.70)         (.44)       (.30)        (.22)      0.00       (.52)
Year ended 8/31/08     12.16       .41         (.93)         (.52)       (.43)        (.10)      0.00       (.53)
Year ended 8/31/07     11.69       .31(b)       .53           .84        (.34)        (.03)      0.00       (.37)
Year ended 8/31/06     11.18       .16(b)       .55           .71        (.19)        (.01)      0.00       (.20)

CLASS K
Year ended 8/31/10    $10.13      $.19        $ .53         $ .72       $(.20)       $0.00      $0.00+     $(.20)
Year ended 8/31/09     11.09       .27         (.68)         (.41)       (.33)        (.22)      0.00       (.55)
Year ended 8/31/08     12.13       .46         (.93)         (.47)       (.47)        (.10)      0.00       (.57)
Year ended 8/31/07     11.66       .42          .46           .88        (.38)        (.03)      0.00       (.41)
Year ended 8/31/06     11.17       .18          .56           .74        (.24)        (.01)      0.00       (.25)

CLASS I
Year ended 8/31/10    $10.14      $.22        $ .54         $ .76       $(.23)       $0.00      $0.01      $(.24)
Year ended 8/31/09     11.09       .34         (.71)         (.37)       (.36)        (.22)      0.00       (.58)
Year ended 8/31/08     12.14       .50         (.94)         (.44)       (.51)        (.10)      0.00       (.61)
Year ended 8/31/07     11.66       .41          .51           .92        (.41)        (.03)      0.00       (.44)
Year ended 8/31/06     11.16       .30          .49           .79        (.28)        (.01)      0.00       (.29)
--------------------------------------------------------------------------------------------------------------------



Please refer to the footnotes on page 43.

                                           RATIOS/SUPPLEMENTAL DATA
                        ---------------------------------------------------------
              TOTAL                     RATIOS TO AVERAGE NET ASSETS OF:
            INVESTMENT                 ---------------------------
NET ASSET  RETURN BASED   NET ASSETS   EXPENSES, NET OF     EXPENSES,        NET        PORTFOLIO
VALUE, END ON NET ASSET END OF PERIOD      WAIVERS/      BEFORE WAIVERS/  INVESTMENT    TURNOVER
OF PERIOD   VALUE (c)   (000S OMITTED)  REIMBURSEMENTS   REIMBURSEMENTS     INCOME        RATE
---------- ------------ -------------- ----------------  ---------------  ----------    ---------
  $10.66       7.21%       $346,347          1.00%(d)(e)      1.00%(d)(e)    1.87%(e)       5%
   10.14      (3.01)        354,786          1.00(d)          1.00(d)        3.35          13
   11.09      (4.15)        444,466           .96(d)           .96(d)        3.88           5
   12.14       7.66         400,294           .98(d)           .98(d)        3.06           3
   11.66       6.71         268,341          1.02(d)(e)       1.02(d)(e)     2.42(e)        2

  $10.67       6.83%       $ 14,726          1.37%(d)(e)      1.37%(d)(e)    1.49%(e)       5%
   10.15      (3.40)         12,756          1.35(d)          1.35(d)        2.77(b)       13
   11.11      (4.52)         10,045          1.34(d)          1.34(d)        3.53           5
   12.16       7.26           9,774          1.36(d)          1.38(d)        2.53(b)        3
   11.69       6.41           5,120          1.34(d)(e)       1.36(d)(e)     1.53(b)(e)     2

  $10.65       7.16%       $  5,447          1.05%(d)(e)      1.05%(d)(e)    1.80%(e)       5%
   10.13      (3.05)          4,730          1.05(d)          1.05(d)        2.74          13
   11.09      (4.08)          1,793           .96(d)           .96(d)        3.94           5
   12.13       7.57           1,780          1.06(d)          1.06(d)        3.42           3
   11.66       6.68           1,000          1.04(d)(e)       1.04(d)(e)     1.71(e)        2

  $10.66       7.50%       $  3,038           .73%(d)(e)       .73%(d)(e)    2.12%(e)       5%
   10.14      (2.72)          2,728           .72(d)           .72(d)        3.64(d)       13
   11.09      (3.86)          2,990           .64(d)           .64(d)        4.22           5
   12.14       7.92           2,158           .73(d)           .73(d)        3.39           3
   11.66       7.11           2,440           .75(d)(e)        .75(d)(e)     2.81(e)        2
-------------------------------------------------------------------------------------------------


+ Amount is less than $.005.



(a)Based on average shares outstanding.

(b)Net of fees and expenses waived and reimbursed by the Adviser.


(c)Total investment return is calculated assuming an initial investment made at the NAV at the beginning of the period, reinvestment of all dividends and distributions at NAV during the period, and a redemption on the last day of the period. Initial sales charges or CDSCs are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Strategy distributions or the redemption of Strategy shares. Total investment returns calculated for a period of less than one year is not annualized.


(d)Expense ratios do not include expenses of the Underlying Portfolios in which the Strategy invests.

(e)The ratio includes expenses attributable to costs of proxy solicitation.

APPENDIX A
--------------------------------------------------------------------------------


HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION
--------------------------------------------------------------------------------


The settlement agreement between the Adviser and the New York State Attorney General requires the Strategies to include the following supplemental hypothetical investment information, which provides additional information calculated and presented in a manner different from expense information found under "Fees and Expenses of the Strategies" in the Summary Information at the beginning of this Prospectus about the effect of a Strategy's expenses, including investment advisory fees and other Strategy costs, on the Strategy's returns over a 10-year period. The chart shows the estimated expenses (net of any fee or expense waiver for the first year) that would be charged on a hypothetical investment of $10,000 in Class A shares of the Strategy assuming a 5% return each year. Except as otherwise indicated, the chart also assumes that the current annual expense ratio stays the same throughout the 10-year period. The current annual expense ratio for each Strategy is the same as stated under "Financial Highlights." If you wish to obtain hypothetical investment information for other classes of shares of the Strategy, please refer to the "Mutual Fund Fees and Expenses Calculators" on www.AllianceBernstein.com. Your actual expenses may be higher or lower.


ALLIANCEBERNSTEIN WEALTH APPRECIATION STRATEGY
--------------------------------------------------------------------------------


                         HYPOTHETICAL INVESTMENT              HYPOTHETICAL
            HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
     YEAR    INVESTMENT    EARNINGS    RETURNS     EXPENSES    INVESTMENT
     ---------------------------------------------------------------------
     1       $10,000.00   $  500.00   $10,500.00  $  117.60    $10,382.40
     2        10,382.40      519.12    10,901.52     122.10     10,779.42
     3        10,779.42      538.97    11,318.39     126.77     11,191.62
     4        11,191.62      559.58    11,751.20     131.61     11,619.59
     5        11,619.59      580.98    12,200.57     136.65     12,063.92
     6        12,063.92      603.20    12,667.12     141.87     12,525.25
     7        12,525.25      626.26    13,151.51     147.30     13,004.21
     8        13,004.21      650.21    13,654.42     152.93     13,501.49
     9        13,501.49      675.07    14,176.56     158.78     14,017.78
     10       14,017.78      700.89    14,718.67     164.85     14,553.82
     ---------------------------------------------------------------------
     Total                $5,954.28               $1,400.46


ALLIANCEBERNSTEIN BALANCED WEALTH STRATEGY
--------------------------------------------------------------------------------


                         HYPOTHETICAL INVESTMENT              HYPOTHETICAL
            HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
     YEAR    INVESTMENT    EARNINGS    RETURNS     EXPENSES    INVESTMENT
     ---------------------------------------------------------------------
     1       $10,000.00   $  500.00   $10,500.00  $  107.10    $10,392.90
     2        10,392.90      519.65    10,912.55     111.31     10,801.24
     3        10,801.24      540.06    11,341.30     115.68     11,225.62
     4        11,225.62      561.28    11,786.90     120.23     11,666.67
     5        11,666.67      583.33    12,250.00     124.95     12,125.05
     6        12,125.05      606.25    12,731.30     129.86     12,601.44
     7        12,601.44      630.07    13,231.51     134.96     13,096.55
     8        13,096.55      654.83    13,751.38     140.26     13,611.12
     9        13,611.12      680.56    14,291.68     145.78     14,145.90
     10       14,145.90      707.30    14,853.20     151.50     14,701.70
     ---------------------------------------------------------------------
     Total                $5,983.33               $1,281.63


ALLIANCEBERNSTEIN CONSERVATIVE WEALTH STRATEGY
--------------------------------------------------------------------------------


                         HYPOTHETICAL INVESTMENT              HYPOTHETICAL
            HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
     YEAR    INVESTMENT    EARNINGS    RETURNS     EXPENSES    INVESTMENT
     ---------------------------------------------------------------------
     1       $10,000.00   $  500.00   $10,500.00  $  108.15    $10,391.85
     2        10,391.85      519.59    10,911.44     112.39     10,799.05
     3        10,799.05      539.95    11,339.00     116.79     11,222.21
     4        11,222.21      561.11    11,783.32     121.37     11,661.95
     5        11,661.95      583.10    12,245.05     126.12     12,118.93
     6        12,118.93      605.95    12,724.88     131.07     12,593.81
     7        12,593.81      629.69    13,223.50     136.20     13,087.30
     8        13,087.30      654.37    13,741.67     141.54     13,600.13
     9        13,600.13      680.01    14,280.14     147.09     14,133.05
     10       14,133.05      706.65    14,839.70     152.85     14,686.85
     ---------------------------------------------------------------------
     Total                $5,980.42               $1,293.57

For more information about the Strategies, the following documents are available upon request:

..  ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS
Each Strategy's annual and semi-annual reports to shareholders contain additional information on the Strategy's investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Strategy's performance during its last fiscal year.

..  STATEMENT OF ADDITIONAL INFORMATION (SAI)
The Strategies have an SAI, which contains more detailed information about the Strategies, including their operations and investment policies. The Strategies' SAI and the independent registered public accounting firm's report and financial statements in the Strategies' most recent annual report to shareholders are incorporated by reference into (and are legally part of) this Prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, or make inquiries concerning the Strategies, by contacting your broker or other financial intermediary, or by contacting the Adviser:


BY MAIL           AllianceBernstein Investor Services, Inc.
                  P.O. Box 786003
                  San Antonio, TX 78278-6003

BY PHONE:         For Information: (800) 221-5672
                  For Literature: (800) 227-4618

ON THE INTERNET:  www.AllianceBernstein.com



Or you may view or obtain these documents from the Securities and Exchange Commission (the "Commission"):


.. Call the Commission at 1-202-551-8090 for information on the operation of the Public Reference Room.

..  Reports and other information about each Strategy are available on the EDGAR
   Database on the Commission's Internet site at http://www.sec.gov.

.. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington DC 20549-1520.



You also may find these documents and more information about the Adviser and the Strategies on the Internet at: www.AllianceBernstein.com.

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

SEC File No. 811-05088
                                                             PRO-RTMT-0106-1210

                                    [GRAPHIC]

                       THE ALLIANCEBERNSTEIN PORTFOLIOS:




- AllianceBernstein Wealth Appreciation Strategy
  (Class A - AWAAX; Class B - AWABX; Class C -
  AWACX; Class R - AWARX; Class K - AWAKX; Class I -
  AWAIX; Advisor Class - AWAYX)

- AllianceBernstein Balanced Wealth Strategy
  (Class A - ABWAX; Class B - ABWBX; Class C -
  ABWCX; Class R - ABWRX; Class K - ABWKX; Class I -
  ABWIX; Advisor Class - ABWYX)

- AllianceBernstein Conservative Wealth Strategy
  (Class A - ABPAX; Class B - ABPBX; Class C -
  ABPCX; Class R - APPRX; Class K - APWKX; Class I -
  APWIX; Advisor Class - ABPYX)


- AllianceBernstein Tax-Managed Wealth
  Appreciation Strategy
  (Class A - ATWAX; Class B - ATWBX; Class C -
  ATWCX; Advisor Class - ATWYX)

- AllianceBernstein Tax-Managed Balanced
  Wealth Strategy
  (Class A - AGIAX; Class B - AGIBX; Class C -
  AGICX; Advisor Class - AGIYX)

- AllianceBernstein Tax-Managed Conservative
  Wealth Strategy
  (Class A - ACIAX; Class B - ACIBX; Class C -
  ACICX; Advisor Class - ACIYX)



                        (collectively, the "Strategies")

--------------------------------------------------------------------------------

                 c/o AllianceBernstein Investor Services, Inc.
                 P.O. Box 786003, San Antonio, Texas 78278-6003
                            Toll Free (800) 221-5672
                    For Literature: Toll Free (800) 227-4618
--------------------------------------------------------------------------------


                      STATEMENT OF ADDITIONAL INFORMATION
                               December 31, 2010


--------------------------------------------------------------------------------


            This Statement of Additional Information ("SAI") is not a prospectus, but supplements and should be read in conjunction with, the Strategies' current prospectus offering Class A shares, Class B shares, Class C shares and Advisor Class shares dated December 31, 2010, and with the current prospectus of the AllianceBernstein Wealth Appreciation Strategy, the AllianceBernstein Balanced Wealth Strategy and the AllianceBernstein Conservative Wealth Strategy offering Class A shares, Class R shares, Class K shares and Class I shares dated December 31, 2010, (each, a "Prospectus," and together, the "Prospectuses"). Financial statements for the AllianceBernstein Wealth Appreciation Strategy, the AllianceBernstein Balanced Wealth Strategy, the AllianceBernstein Conservative Wealth Strategy, the AllianceBernstein Tax-Managed Wealth Appreciation Strategy, the AllianceBernstein Tax-Managed Balanced Wealth Strategy, and the AllianceBernstein Tax-Managed Conservative Wealth Strategy for the fiscal year ended August 31, 2010 are included in the Strategies' annual report to shareholders and are incorporated into this SAI by reference. Copies of the Prospectuses and annual report may be obtained by contacting AllianceBernstein Investor Services, Inc. ("ABIS") at the address or the "For Literature" telephone number shown above or on the Internet at www.AllianceBernstein.com.

                               TABLE OF CONTENTS

                                                                           Page


DESCRIPTION OF THE STRATEGIES AND THE UNDERLYING PORTFOLIOS...............   4

INVESTMENT RESTRICTIONS...................................................  41

MANAGEMENT OF THE STRATEGIES..............................................  43

EXPENSES OF THE STRATEGIES................................................  72

PURCHASE OF SHARES........................................................  86

REDEMPTION AND REPURCHASE OF SHARES....................................... 112

SHAREHOLDER SERVICES...................................................... 115

NET ASSET VALUE........................................................... 118

DIVIDENDS, DISTRIBUTIONS AND TAXES........................................ 121

STRATEGIES TRANSACTIONS................................................... 128

GENERAL INFORMATION....................................................... 134

FINANCIAL STATEMENTS AND REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM.................................................... 158

APPENDIX A - STATEMENT OF POLICIES AND PROCEDURES FOR
PROXY VOTING.............................................................. A-1



AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

--------------------------------------------------------------------------------

          DESCRIPTION OF THE STRATEGIES AND THE UNDERLYING PORTFOLIOS

--------------------------------------------------------------------------------


Introduction to the Strategies
------------------------------


            The AllianceBernstein Portfolios (the "Trust") is comprised of the six Strategies and the AllianceBernstein Growth Fund. The AllianceBernstein Growth Fund is offered through a separate prospectus and statement of additional information. The Trust is a diversified, open-end investment company.


            Except as otherwise noted, the investment objective and policies of the Strategies are not "fundamental policies" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"), and may, therefore, be changed by the Board of Trustees (the "Board" or the "Trustees") without shareholder approval. However, the Strategies will not change their investment objective without at least 60 days' prior written notice to shareholders. There is no guarantee that the Trust will achieve its investment objectives. Whenever any investment restriction states a maximum percentage of a Strategy's assets that may be invested in any security or other asset, it is intended that such maximum percentage limitation be determined immediately after and as a result of such Strategy's acquisition of such securities or other assets. Accordingly, any later increase or decrease beyond the specified limitation resulting from a change in value or net asset value ("NAV") will not be considered a violation of such percentage limitation.

            The AllianceBernstein Wealth Appreciation Strategy, the AllianceBernstein Balanced Wealth Strategy and the AllianceBernstein Conservative Wealth Strategy invest directly in a combination of portfolios of The AllianceBernstein Pooling Portfolios representing a variety of asset classes and investment styles (the "Underlying Portfolios") that are also managed by AllianceBernstein L.P., the Strategies' investment adviser (the "Adviser"), rather than directly in securities. Each of the AllianceBernstein Tax-Managed Wealth Appreciation Strategy, the AllianceBernstein Tax-Managed Balanced Wealth Strategy and the AllianceBernstein Tax-Managed Conservative Wealth Strategy invests directly in securities.

Additional Investment Policies and Practices
--------------------------------------------

            The following information about the Strategies'investment policies and practices supplements the information set forth in the Prospectuses.


            The investment practices described below may be used by the Strategies either directly or, for those Strategies that invest in Underlying Portfolios, indirectly. For purposes of this section, except where otherwise noted, discussion regarding the investment practices of the Strategies should be read to include the investment practices of the Underlying Portfolios.


Convertible Securities
----------------------


            Convertible securities include bonds, debentures, corporate notes and preferred stocks that are convertible at a stated exchange rate into shares of the underlying common stock. Prior to their conversion, convertible securities have the same general characteristics as non-convertible debt securities, which provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they do enable the investors to benefit from increases in the market price of the underlying common stock.

            When the market price of the common stock underlying a convertible security increases, the price of the convertible security increasingly reflects the value of the underlying common stock and may rise accordingly. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer's capital structure. They are consequently of higher quality and entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security.


Depositary Receipts
-------------------

            The Underlying Portfolios may invest in American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") or other securities representing securities of companies based in countries other than the United States. Transactions in these securities may not necessarily be settled in the same currency as transactions in the securities into which they represent. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets; EDRs, in bearer form, are designed for use in European securities markets; and GDRs, in bearer form, are designed for use in two or more securities markets, such as Europe and Asia.

Derivatives
-----------

            A Strategy may, but is not required to, use derivatives for risk management purposes or as part of its investment practices. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices and stock indices.

            There are four principal types of derivatives, which include options, futures, forwards and swaps. The four principal types of derivative instruments, as well as the methods in which they may be used by a Strategy, are described below. Derivatives may be (i) standardized, exchange-traded contracts or (ii) customized, privately-negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated. A Strategy may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of a portfolio and either to replace more traditional direct investments or to obtain exposure to otherwise inaccessible markets.


            Forward Contracts. A forward contract, which may be standardized and exchange-traded or customized and privately negotiated, is an agreement for one party to buy, and the other party to sell, a specific quantity of an underlying security, commodity or other asset for an agreed-upon price at a future date. A forward contract generally is settled by physical delivery of the security, commodity or other asset underlying the forward contract to an agreed upon location at a future date (rather than settled by cash) or will be rolled forward into a new forward contract. Non-deliverable forwards ("NDFs") specify a cash payment upon maturity.


            Futures Contracts and Options on Futures Contracts. A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or cancelled through the acquisition of equal but opposite positions, which is the primary method in which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.


            Options. An option, which may be standardized and exchange-traded or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy (a "call") or sell (a "put") the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. Likewise, when an option is exercised the writer of the option is obligated to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index).

            Swaps. A swap, which may be standardized and exchange-traded or customized and privately negotiated, is an agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). Swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Strategy receiving or paying, as the case may be, only the net amount of the two payments. Except for currency swaps, the notional principal amount is used solely to calculate the payment streams but is not exchanged. With respect to currency swaps, actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination, of the transaction.

            Risks of Derivatives. Investment techniques employing such derivatives involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. Following is a general discussion of important risk factors and issues concerning the use of derivatives.


                  --Market Risk. This is the general risk attendant to all investments that the value of a particular investment will change in a way detrimental to the Strategies' interest.

                  --Management Risk. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to the Strategies' investment portfolio, and the ability to forecast price, interest rate or currency exchange rate movements correctly.

                  --Credit Risk. This is the risk that a loss may be sustained by the Strategies as a result of the failure of another party to a derivative (usually referred to as a "counterparty") to comply with the terms of the derivative contract. The credit risk for exchange-traded derivatives is generally less than for privately negotiated derivatives, since the clearinghouse, which is the issuer or counterparty to each exchange-traded derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearinghouse in order to reduce overall credit risk. For privately negotiated derivatives, there is no similar clearing agency guarantee. Therefore, the Strategies consider the creditworthiness of each counterparty to a privately negotiated derivative in evaluating potential credit risk.

                  --Liquidity Risk. Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

                  --Leverage Risk. Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.


                  --Risk of Potential Governmental Regulation of Derivatives. Recent legislation and regulatory developments will eventually require the clearing and exchange trading of most over-the-counter derivatives investments. It is possible that new regulation of various types of derivative instruments, including futures and swap agreements, may affect the Strategy's ability to use such instruments as a part of its investment strategy.


                  --Other Risks. Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Strategy. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates or indices they are designed to closely track. Consequently, a Strategy's use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Strategy's investment objective.

            Use of Options, Futures, Forwards and Swaps by the Strategies.
            --------------------------------------------------------------


            Forward Currency Exchange Contracts. A forward currency exchange contract is an obligation by one party to buy, and the other party to sell, a specific amount of a currency for an agreed upon price at a future date. A forward currency exchange contract may result in the delivery of the underlying asset upon maturity of the contract in return for the agreed upon payment. NDFs specify a cash payment upon maturity. NDFs are normally used when the market for physical settlement of the currency is underdeveloped, heavily regulated or highly taxed.


            Each Strategy may, for example, enter into forward currency exchange contracts to attempt to minimize the risk to the Strategy from adverse changes in the relationship between the U.S. Dollar and other currencies. The Strategies may purchase or sell forward currency exchange contracts for hedging purposes similar to those described below in connection with its transactions in foreign currency futures contracts. A Strategy may also purchase or sell forward currency exchange contracts for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Currency Transactions."

            If a hedging transaction in forward currency exchange contracts is successful, the decline in the value of portfolio securities or the increase in the cost of securities to be acquired may be offset, at least in part, by profits on the forward currency exchange contract. Nevertheless, by entering into such forward currency exchange contracts, a Strategy may be required to forego all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates.


            A Strategy may also use forward currency exchange contracts to seek to increase total return when AllianceBernstein L.P., the Trust's adviser (the "Adviser") anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Strategy and do not present attractive investment opportunities. For example, a Strategy may enter into a foreign currency exchange contract to purchase a currency if the Adviser expects the currency to increase in value. A Strategy would recognize a gain if the market value of the currency is more than the contract value of the currency at the time of settlement of the contract. Similarly, a Strategy may enter into a foreign currency exchange contract to sell a currency if the Adviser expects the currency to decrease in value. A Strategy would recognize a gain if the market value of the currency is less than the contract value of the currency at the time of settlement of the contract.


            The cost of engaging in forward currency exchange contracts varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currencies are usually conducted on a principal basis, no fees or commissions are involved. A Strategy will segregate and mark to market liquid assets in an amount at least equal to a Strategy's obligations under any forward currency exchange contracts.


            Options On Securities. A Strategy may write and purchase call and put options on securities. In purchasing an option on securities, a Strategy would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Strategy would experience a loss not greater than the premium paid for the option. Thus, a Strategy would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by a Strategy were permitted to expire without being sold or exercised, its premium would represent a loss to the Strategy.

            A Strategy may write a put or call option in return for a premium, which is retained by a Strategy whether or not the option is exercised. A Strategy may write covered options or uncovered options. A call option written by a Strategy is "covered" if the Strategy owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than of the call option it has written. A put option written by a Strategy is covered if the Strategy holds a put option on the underlying securities with an exercise price equal to or greater than that of the put option it has written. Uncovered options or "naked options" are riskier than covered options. For example, if a Strategy wrote a naked call option and the price of the underlying security increased, the Strategy would have to purchase the underlying security for delivery to the call buyer and sustain a loss equal to the difference between the option price and the market price of the security.

            A Strategy may also, as an example, write combinations of put and call options on the same security, known as "straddles," with the same exercise and expiration date. By writing a straddle, a Strategy undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises above the exercise price, the call will likely be exercised and the Strategy will be required to sell the underlying security at or below market price. This loss may be offset, however, in whole or part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.


            By writing a call option, a Strategy limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, a Strategy assumes the risk that it may be required to purchase the underlying security for an exercise price above its then current market value, resulting in a capital loss unless the security subsequently appreciates in value. Where options are written for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.


            A Strategy may purchase put options to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit the Strategy to sell the securities at the exercise price or to close out the options at a profit. By using put options in this way, a Strategy will reduce any profit it might otherwise have realized on the underlying security by the amount of the premium paid for the put option and by transaction costs.

            A Strategy may purchase or write options on securities of the types in which they are permitted to invest in privately negotiated (i.e., over-the-counter) transactions. By writing a call option, the Strategy limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, the Strategy assumes the risk that it may be required to purchase the underlying security for an exercise price above its then current market value, resulting in a capital loss unless the security subsequently appreciates in value. Where options are written for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium. The Strategy may purchase put options to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit the Strategy to sell the securities at the exercise price or to close out the options at a profit. By using put options in this way, the Strategy will reduce any profit it might otherwise have realized on the underlying security by the amount of the premium paid for the put option and by transaction costs.


            A Strategy may also purchase call options to hedge against an increase in the price of securities that the Strategy anticipates purchasing in the future. If such increase occurs, the call option will permit the Strategy to purchase the securities at the exercise price, or to close out the options at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by a Strategy upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Strategy and the Strategy will suffer a loss on the transaction to the extent of the premium paid.


            A Strategy will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Adviser, and the Adviser has adopted procedures for monitoring the creditworthiness of such entities. Options purchased or written in negotiated transactions may be illiquid and it may not be possible for the Strategy to effect a closing transaction at a time when the Adviser believes it would be advantageous to do so.


            Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.


            A Strategy may write (sell) covered call and put options and purchase call and put options on securities indices.

            If a Strategy purchases put options on securities indices to hedge its investments against a decline in the value of portfolio securities, it will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of a Strategy's investments does not decline as anticipated, or if the value of the option does not increase, the Strategy's loss will be limited to the premium paid for the option. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of a Strategy's security holdings.


            The purchase of call options on securities indices may be used by a Strategy to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Strategy holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, a Strategy will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on stock indices when a Strategy is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing call options on securities the Strategy owns.

            Options on Foreign Currencies. A Strategy may purchase and write options on foreign currencies for hedging purposes. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Strategies may purchase put options on the foreign currency. If the value of the currency does decline, the Strategy will have the right to sell such currency for a fixed amount in dollars and could thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

            Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Strategies may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Strategy from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, a Strategy could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.


            A Strategy may write options on foreign currencies for hedging purposes or to increase return. For example, where a Strategy anticipates a decline in the dollar value of non-U.S. Dollar-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities could be offset by the amount of the premium received.


            Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Strategy could write a put option on the relevant currency, which, if rates move in the manner projected, will expire unexercised and allow the Strategy to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Strategy will be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Strategies also may be required to forego all or a portion of the benefits that might otherwise have been obtained from favorable movements in exchange rates.


            In addition to using options for the hedging purposes described above, a Strategy may also invest in options on foreign currencies for non-hedging purposes as a means of making direct investments in foreign currencies. A Strategy may use options on currency to seek to increase total return when the Adviser anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by a Strategy and do not present attractive investment opportunities. For example, a Strategy may purchase call options in anticipation of an increase in the market value of a currency. A Strategy would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transactions costs. Otherwise, a Strategy would realize no gain or a loss on the purchase of the call option. Put options may be purchased by a Strategy for the purpose of benefiting from a decline in the value of a currency that a Strategy does not own. A Strategy would normally realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs. Otherwise, a Strategy would realize no gain or loss on the purchase of the put option. For additional information on the use of options on foreign currencies for non-hedging purposes, see "Currency Transactions" below.


            Special Risks Associated with Options on Currency. An exchange-traded options position may be closed out only on an options exchange that provides a secondary market for an option of the same series. Although a Strategy will generally purchase or sell options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that a Strategy would have to exercise its options in order to realize any profit and would incur transaction costs on the sale of the underlying currency.

            Futures Contracts and Options on Futures Contracts. Futures contracts that a Strategy may buy and sell include futures contracts on fixed-income or other securities, and contracts based on interest rates, foreign currencies or financial indices, including any index of U.S. Government securities. A Strategy may, for example, purchase or sell futures contracts and options thereon to hedge against changes in interest rates, securities (through index futures or options) or currencies.


            Interest rate futures contracts are purchased or sold for hedging purposes to attempt to protect against the effects of interest rate changes on a Strategy's current or intended investments in fixed-income securities. For example, if a Strategy owned long-term bonds and interest rates were expected to increase, that Strategy might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in that Strategy's portfolio. However, since the futures market is more liquid than the cash market, the use of interest rate futures contracts as a hedging technique allows a Strategy to hedge its interest rate risk without having to sell its portfolio securities. If interest rates were to increase, the value of the debt securities in the portfolio would decline, but the value of that Strategy's interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the NAV of that Strategy from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts could be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Because the fluctuations in the value of the interest rate futures contracts should be similar to those of long-term bonds, a Strategy could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash becomes available or the market has stabilized. At that time, the interest rate futures contracts could be liquidated and that Strategy's cash reserves could then be used to buy long-term bonds on the cash market.

            A Strategy may purchase and sell foreign currency futures contracts for hedging purposes in order to protect against fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of non-U.S. Dollar-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. A Strategy may sell futures contracts on a foreign currency, for example, when it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. If such a decline were to occur, the resulting adverse effect on the value of non-U.S. Dollar-denominated securities may be offset, in whole or in part, by gains on the futures contracts. However, if the value of the foreign currency increases relative to the dollar, a Strategy's loss on the foreign currency futures contract may or may not be offset by an increase in the value of the securities because a decline in the price of the security stated in terms of the foreign currency may be greater than the increase in value as a result of the change in exchange rates.


            Conversely, the Strategies could protect against a rise in the dollar cost of non-U.S. Dollar-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. When a Strategy purchases futures contracts under such circumstances, however, and the price in dollars of securities to be acquired instead declines as a result of appreciation of the dollar, the Strategy will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.


            A Strategy may also engage in currency "cross hedging" when, in the opinion of the Adviser, the historical relationship among foreign currencies suggests that a Strategy may achieve protection against fluctuations in currency exchange rates similar to that described above at a reduced cost through the use of a futures contract relating to a currency other than the U.S. Dollar or the currency in which the foreign security is denominated. Such "cross hedging" is subject to the same risks as those described above with respect to an unanticipated increase or decline in the value of the subject currency relative to the U.S. Dollar.

            A Strategy may also use foreign currency futures contracts and options on such contracts for non-hedging purposes. Similar to options on currencies described above, a Strategy may use foreign currency futures contracts and options on such contracts to seek to increase total return when the Adviser anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that security are not held by a Strategy and do not present attractive investment opportunities. The risks associated with foreign currency futures contracts and options on futures are similar to those associated with options on foreign currencies, as described above. For additional information on the use of options on foreign currencies for non-hedging purposes, see "Currency Transactions" below.

            Purchases or sales of stock or bond index futures contracts may be used for hedging purposes to attempt to protect a Strategy's current or intended investments from broad fluctuations in stock or bond prices. For example, a Strategy may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Strategy's portfolio securities that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When a Strategy is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in whole or in part, offset increases in the cost of securities that the Strategy intends to purchase. As such purchases are made, the corresponding positions in stock or bond index futures contracts will be closed out.

            A Strategy or, if applicable, an Underlying Portfolio, has claimed an exclusion from the definition of the term "Commodity Pool Operator" under the Commodity Exchange Act and therefore is not subject to registration or regulation as a pool operator under that Act.

            Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Options on futures contracts written or purchased by the Strategies will be traded on U.S. exchanges.

            The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities in a Strategy's portfolio. If the futures price at expiration of the option is below the exercise price, a Strategy will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Strategy's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the futures contract. If the futures price at expiration of the put option is higher than the exercise price, a Strategy will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities which the Strategy intends to purchase. If a put or call option a Strategy has written is exercised, the Strategy will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its options on futures positions, a Strategy's losses from exercised options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

            A Strategy may purchase options on futures contracts for hedging purposes instead of purchasing or selling the underlying futures contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, a Strategy could, in lieu of selling futures contracts, purchase put options thereon. In the event that such decrease were to occur, it may be offset, in whole or part, by a profit on the option. If the anticipated market decline were not to occur, the Strategy would suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by a Strategy will increase prior to acquisition due to a market advance or changes in interest or exchange rates, a Strategy could purchase call options on futures contracts, rather than purchasing the underlying futures contracts. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, the Strategy will suffer a loss equal to the price of the call, but the securities that the Strategy intends to purchase may be less expensive.


            Credit Default Swap Agreements. The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. The Strategies may be either the buyer or seller in the transaction. As a seller, a Strategy receives a fixed rate of income throughout the term of the contract, which typically is between one month and five years, provided that no credit event occurs. If a credit event occurs, the Strategy typically must pay the contingent payment to the buyer, which is typically the "par value" (full notional value) of the reference obligation. The contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of the face amount of the obligation. The value of the reference obligation received by a Strategy as a seller if a credit event occurs, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Strategy. If a Strategy is a buyer and no credit event occurs, the Strategy will lose its periodic stream of payments over the term of the contract. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.


            Credit default swaps may involve greater risks than if a Strategy had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk.


            Currency Swaps. A Strategy may enter into currency swaps for hedging purposes in an attempt to protect against adverse changes in exchange rates between the U.S. Dollar and other currencies or for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Currency Transactions". Currency swaps involve the exchange by a Strategy with another party of a series of payments in specified currencies. Actual principal amounts of currencies may be exchanged by the counterparties at the initiation and again upon termination of the transaction. Since currency swaps are individually negotiated, a Strategy expects to achieve an acceptable degree of correlation between its portfolio investments and its currency swaps positions. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. A Strategy will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized statistical rating organization ("NRSRO") at the time of entering into the transaction. If there is a default by the other party to such a transaction, a Strategy will have contractual remedies pursuant to the agreements related to the transactions.

            Inflation (CPI) Swaps. Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swap agreements may be used to protect the NAV of a Strategy against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if unexpected inflation increases.


            Swaps: Interest Rate Transactions. A Strategy may enter into interest rate swap, swaptions and cap or floor transactions, which may include preserving a return or spread on a particular investment or portion of its portfolio or protecting against an increase in the price of securities a Strategy anticipates purchasing at a later date. Unless there is a counterparty default, the risk of loss to a Strategy from interest rate transactions is limited to the net amount of interest payments that the Strategy is contractually obligated to make. If the counterparty to an interest rate transaction defaults, the Strategy's risk of loss consists of the net amount of interest payments that the Strategy is contractually entitled to receive.

            Interest rate swaps involve the exchange by a Strategy with another party of payments calculated by reference to specified interest rates (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with a Strategy receiving or paying, as the case may be, only the net amount of the two payments).

            An option on a swap agreement, also called a "swaption," is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based "premium." A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

            Interest rate caps and floors are similar to options in that the purchase of an interest rate cap or floor entitles the purchaser, to the extent that a specified index exceeds (in the case of a cap) or falls below (in the case of a floor) a predetermined interest rate, to receive payments of interest on a notional amount from the party selling the interest rate cap or floor.

            Caps and floors are less liquid than swaps. These transactions do not involve the delivery of securities or other underlying assets or principal. A Strategy will enter into interest rate swap, swaptions, cap or floor transactions only with counterparties who have credit ratings of at least A- (or the equivalent) from any one NRSRO or counterparties with guarantors with debt securities having such a rating.


            Variance and Correlation Swaps. A Strategy may enter into variance or correlation swaps in an attempt to hedge equity market risk or adjust exposure to the equity markets. Variance swaps are contracts in which two parties agree to exchange cash payments based on the difference between the stated level of variance and the actual variance realized on an underlying asset or index. Actual "variance" as used here is defined as the sum of the square of the returns on the reference asset or index (which in effect is a measure of its "volatility") over the length of the contract term. In other words, the parties to a variance swap can be said to exchange actual volatility for a contractually stated rate of volatility. Correlation swaps are contracts in which two parties agree to exchange cash payments based on the differences between the stated and the actual correlation realized on the underlying equity securities within a given equity index. "Correlation" as used here is defined as the weighted average of the correlations between the daily returns of each pair of securities within a given equity index. If two assets are said to be closely correlated, it means that their daily returns vary in similar proportions or along similar trajectories.


            Synthetic Foreign Equity Securities. A Strategy may invest in different types of derivatives generally referred to as synthetic foreign equity securities. These securities may include international warrants or local access products. International warrants are financial instruments issued by banks or other financial institutions, which may or may not be traded on a foreign exchange. International warrants are a form of derivative security that may give holders the right to buy or sell an underlying security or a basket of securities representing an index from or to the issuer of the warrant for a particular price or may entitle holders to receive a cash payment relating to the value of the underlying security or index, in each case upon exercise by the Strategy. Local access products are similar to options in that they are exercisable by the holder for an underlying security or a cash payment based upon the value of that security, but are generally exercisable over a longer term than typical options. These types of instruments may be American style, which means that they can be exercised at any time on or before the expiration date of the international warrant, or European style, which means that they may be exercised only on the expiration date.

            Other types of synthetic foreign equity securities in which a Strategy may invest include covered warrants and low exercise price warrants. Covered warrants entitle the holder to purchase from the issuer, typically a financial institution, upon exercise, common stock of an international company or receive a cash payment (generally in U.S. Dollars). The issuer of the covered warrant usually owns the underlying security or has a mechanism, such as owning equity warrants on the underlying securities, through which they can obtain the securities. The cash payment is calculated according to a predetermined formula, which is generally based on the difference between the value of the underlying security on the date of exercise and the strike price. Low exercise price warrants are warrants with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue (e.g., one cent or less). The buyer of a low exercise price warrant effectively pays the full value of the underlying common stock at the outset. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the price of the common stock relating to exercise or the settlement date is determined, during which time the price of the underlying security could change significantly. In addition, the exercise or settlement date of the warrants may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. Dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the warrants, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the warrants may become worthless resulting in a total loss of the purchase price of the warrants.


            A Strategy's investments in synthetic foreign equity securities will be those issued by entities deemed to be creditworthy by the Adviser, which will monitor the creditworthiness of the issuers on an ongoing basis. Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or cash in lieu thereof. These instruments may also be subject to liquidity risk because there may be a limited secondary market for trading the warrants. They are also subject, like other investments in foreign securities, to foreign risk and currency risk.


            International warrants also include equity warrants, index warrants, and interest rate warrants. Equity warrants are generally issued in conjunction with an issue of bonds or shares, although they also may be issued as part of a rights issue or scrip issue. When issued with bonds or shares, they usually trade separately from the bonds or shares after issuance. Most warrants trade in the same currency as the underlying stock (domestic warrants), but also may be traded in different currency (euro-warrants). Equity warrants are traded on a number of foreign exchanges and in over-the-counter markets. Index warrants and interest rate warrants are rights created by an issuer, typically a financial institution, entitling the holder to purchase, in the case of a call, or sell, in the case of a put, respectively, an equity index or a specific bond issue or interest rate index at a certain level over a fixed period of time. Index warrants transactions settle in cash, while interest rate warrants can typically be exercised in the underlying instrument or settle in cash.

            A Strategy also may invest in long-term options of, or relating to, international issuers. Long-term options operate much like covered warrants. Like covered warrants, long-term options are call options created by an issuer, typically a financial institution, entitling the holder to purchase from the issuer outstanding securities of another issuer. Long-term options have an initial period of one year or more, but generally have terms between three and five years. Unlike U.S. options, long-term European options do not settle through a clearing corporation that guarantees the performance of the counterparty. Instead, they are traded on an exchange and subject to the exchange's trading regulations.

      - Eurodollar Instruments. Eurodollar instruments are essentially U.S. Dollar-denominated futures contracts or options thereon that are linked to the London Interbank Offered Rate and are subject to the same limitations and risks as other futures contracts and options.

      - Currency Transactions. A Strategy may invest in non-U.S. Dollar-denominated securities on a currency hedged or un-hedged basis. The Adviser will actively manage a Strategy's currency exposures and may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and options. The Adviser may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by a Strategy and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. A Strategy may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).


Depositary Receipts

            A Strategy may invest in American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") or other securities representing securities of companies based in countries other than the U.S. Transactions in these securities may not necessarily be settled in the same currency as transactions in the securities into which they represent. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, EDRs, in bearer form, are designed for use in European securities markets and GDRs, in bearer form, are designed for use in two or more securities markets, such as Europe and Asia.


Forward Commitments and When-Issued and Delayed Delivery Securities
-------------------------------------------------------------------


            Forward commitments for the purchase or sale of securities may include purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a "when, as and if issued" trade). When forward commitment transactions are negotiated, the price is fixed at the time the commitment is made, the Strategy assumes the rights and risks of ownership of the security, but the Strategy does not pay for the securities until they are received. If a Strategy is fully or almost fully invested when forward commitment purchases are outstanding, such purchases may result in a form of leverage. Leveraging the portfolio in this manner may increase the Strategy's volatility of returns.


            When-issued securities and forward commitments may be sold prior to the settlement date. If the Strategy chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss. Any significant commitment of Strategy assets to the purchase of securities on a "when, as and if issued" basis may increase the volatility of the Strategy's NAV.

            Forward commitments include "To be announced" ("TBA") mortgage-backed securities, which are contracts for the purchase or sale of mortgage-backed securities to be delivered at a future agreed-upon date, whereby the specific mortgage pool number or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Subsequent to the time of the trade, a mortgage pool or pools guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Association, or FHLMC (including fixed rate or variable rate mortgages) are allocated to the TBA mortgage-backed securities transactions.

            At the time a Strategy intends to enter into a forward commitment, it will record the transaction and thereafter reflect the value of the security purchased or, if a sale, the proceeds to be received, in determining its NAV. Any unrealized appreciation or depreciation reflected in such valuation of a "when, as and if issued" security would be canceled in the event that the required conditions did not occur and the trade was canceled.


            Purchases of securities on a forward commitment or when-issued basis may involve more risk than other types of purchases. For example, by committing to purchase securities in the future, a Strategy subjects itself to a risk of loss on such commitments as well as on its portfolio securities. Also, a Strategy may have to sell assets which have been set aside in order to meet redemptions. In addition, if a Strategy determines it is advisable as a matter of investment strategy to sell the forward commitment or "when-issued" or "delayed delivery" securities before delivery, that Strategy may incur a gain or loss because of market fluctuations since the time the commitment to purchase such securities was made. Any such gain or loss would be treated as a capital gain or loss for tax purposes. When the time comes to pay for the securities to be purchased under a forward commitment or on a "when-issued" or "delayed delivery" basis, a Strategy will meet its obligations from the then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the forward commitment or "when-issued" or "delayed delivery" securities themselves (which may have a value greater or less than a Strategy's payment obligation). No interest or dividends accrue to the purchaser prior to the settlement date for securities purchased or sold under a forward commitment. In addition, in the event the other party to the transaction files for bankruptcy, becomes insolvent, or defaults on its obligation, a Strategy may be adversely affected.


Illiquid Securities
-------------------


            A Strategy will not invest in illiquid securities if immediately after such investment more than 15% or such other amount permitted by guidance regarding the 1940 Act of the Strategy's net assets would be invested in such securities. For this purpose, illiquid securities include, among others, (a) direct placements or other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended or, in the case of unlisted securities, market makers do not exist or will not entertain bids or offers); (b) over-the-counter options and assets used to cover over-the-counter options; and
(c) repurchase agreements not terminable in seven days. To the extent permitted by applicable law, Rule 144A Securities will not be treated as illiquid for purposes of the foregoing restriction so long as such securities meet the liquidity guidelines established by the Trustees. Pursuant to these guidelines, the Adviser will monitor the liquidity of a Strategy's investment in Rule 144A Securities.


            Mutual funds do not typically hold a significant amount of restricted securities (securities that are subject to restrictions on resale to the general public) or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund may also have to take certain steps or wait a certain amount of time in order to remove the transfer restrictions for such restricted securities in order to dispose of them, resulting in additional expense and delay.

            Rule 144A under the Securities Act of 1933, as amended (the "Securities Act") allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by a Strategy, however, could affect adversely the marketability of such portfolio securities and a Strategy might be unable to dispose of such securities promptly or at reasonable prices.


            The Adviser, acting under the oversight of the Board, will monitor the liquidity of restricted securities in each Strategy's portfolio that are eligible for resale pursuant to Rule 144A. In reaching liquidity decisions, the Adviser will consider, among others, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers issuing quotations to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) the number of dealers undertaking to make a market in the security; (5) the nature of the security (including its unregistered nature) and the nature of the marketplace for the security (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer); and (6) any applicable Securities and Exchange Commission ("Commission") interpretation or position with respect to such type of securities.


Investment in Other Investment Companies
----------------------------------------


            A Strategy may invest in securities of other investment companies to the extent permitted under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities. The Strategy intend to invest uninvested cash balances in an affiliated money market fund as permitted by Rule 12d1-1 under the 1940 Act. If a Strategy acquires shares in investment companies, shareholders would bear, indirectly, the expenses of such investment companies (which may include management and advisory fees), which are in addition to the Strategy's expenses. A Strategy may also invest in exchange-traded funds, subject to the restrictions and limitations of the 1940 Act.


Lending of Portfolio Securities
-------------------------------


            The Strategies may seek to increase income by lending portfolio securities. A principal risk in lending portfolio securities, as with other extensions of credit, consists of the possible loss of rights in the collateral should the borrower fail financially. In addition, a Strategy may be exposed to the risk that the sale of any collateral realized upon the borrower's default will not yield proceeds sufficient to replace the loaned securities. In determining whether to lend securities to a particular borrower, the Adviser (subject to oversight by the Strategies' Trustees) will consider relevant facts and circumstances, including the creditworthiness of the borrower. The loans would be made only to firms deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration that can be earned currently from securities loans of this type justifies the attendant risk.

            A Strategy may lend portfolio securities to the extent permitted under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act.

            Under present regulatory policies, including those of the Board of Governors of the Federal Reserve System and the Commission, such loans may be made only to member firms of the New York Stock Exchange (the "Exchange") and will be required to be secured continuously by collateral in cash, cash equivalents, or U.S. Treasury Bills maintained on a current basis at an amount at least equal to the market value of the securities loaned. A Strategy will have the right to call a loan and obtain the securities loaned at any time on five days' notice. While securities are on loan, the borrower will pay the Strategy any income from the securities.

            A Strategy may invest any cash collateral in portfolio securities and earn additional income or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Any such investment of cash collateral will be subject to the Strategies' investment risks.

            A Strategy will not have the right to vote any securities having voting rights during the existence of the loan. A Strategy will have the right to regain record ownership of loaned securities or equivalent securities in order to exercise ownership rights such as voting rights, subscription rights, and rights to dividends, interest, or distribution.


            A Strategy may pay reasonable finders', administrative, and custodial fees in connection with a loan.


Loan Participations and Assignments
-----------------------------------

            A Strategy may invest in fixed or floating rate corporate loans ("Loans" and each, a "Loan") either by participating as co-lender at the time the loan is originated ("Participations") or by buying an interest in the loan in the secondary market from a financial institution or institutional investor ("Assignments"). The financial status of an institution interposed between a Strategy and a borrower may affect the ability of the Strategy to receive principal and interest payments.

            The success of a Strategy may depend on the skill with which an agent bank administers the terms of the corporate loan agreements, monitors borrower compliance with covenants, collects principal, interest and fee payments from borrowers and, where necessary, enforces creditor remedies against borrowers. Agent banks typically have broad discretion in enforcing loan agreements.

            A Strategy's investment in Participations typically will result in the Strategy having a contractual relationship only with the financial institution arranging the Loan with the borrower (the "Lender") and not with the borrower directly. The Strategy will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Strategy generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Strategy may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Strategy may be subject to the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Strategy may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. Certain Participations may be structured in a manner designed to avoid purchasers of the Participation being subject to the credit risk of the Lender with respect to the Participation; but even under such a structure, in the event of the Lender's insolvency, the Lender's servicing of the Participation may be delayed and the assignability of the Participation impaired. The Strategy will acquire Participations only if the Lender interpositioned between the Strategy and the borrower is a Lender having total assets of more than $25 billion and whose senior unsecured debt is rated investment grade or higher.

            When the Strategy purchases Assignments from Lenders it will acquire direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the Strategy as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning Lender. The assignability of certain obligations is restricted by the governing documentation as to the nature of the assignee such that the only way in which the Strategy may acquire an interest in a Loan is through a Participation and not an Assignment. The Strategy may have difficulty disposing of Assignments and Participations because to do so it will have to assign such securities to a third party. Because there is no liquid market for such securities, the Strategy anticipates that such securities could be sold only to a limited number of institution investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and the Strategy's ability to dispose of particular Assignments and Participations when necessary to meet the Strategy's liquidity needs in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for the Strategy to assign a value to these securities for purposes of valuing the Strategy's portfolio and calculating its asset value.


Money Market Securities
-----------------------

            Certificates Of Deposit, Bankers' Acceptances and Bank Time Deposits. Certificates of deposit are receipts issued by a bank in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity.

            Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by another bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most maturities are six months or less.

            Bank time deposits are funds kept on deposit with a bank for a stated period of time in an interest bearing account. At present, bank time deposits maturing in more than seven days are not considered by the Adviser to be readily marketable.

            Commercial Paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by entities in order to finance their current operations.


            Variable Notes. Variable amount master demand notes and variable amount floating rate notes are obligations that permit the investment of fluctuating amounts by a Strategy at varying rates of interest pursuant to direct arrangements between a Strategy, as lender, and the borrower. Master demand notes permit daily fluctuations in the interest rate while the interest rate under variable amount floating rate notes fluctuates on a weekly basis. These notes permit daily changes in the amounts borrowed. The Strategies have the right to increase the amount under these notes at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. Because these types of notes are direct lending arrangements between the lender and the borrower, it is not generally contemplated that such instruments will be traded and there is no secondary market for these notes. Master demand notes are redeemable (and, thus, immediately repayable by the borrower) at face value, plus accrued interest, at any time. Variable amount floating rate notes are subject to next-day redemption 14 days after the initial investment therein. With both types of notes, therefore, the Strategies' right to redeem depends on the ability of the borrower to pay principal and interest on demand. In connection with both types of note arrangements, the Strategies consider earning power, cash flow and other liquidity ratios of the issuer. These notes, as such, are not typically rated by credit rating agencies. Unless they are so rated, a Strategy may invest in them only if at the time of an investment the issuer has an outstanding issue of unsecured debt rated Aa3 or better by Moody's Investors Service, Inc. ("Moody's") or AA- or better by Standard & Poor's ("S&P") or Fitch, Inc. ("Fitch").


            The ratings of fixed-income securities by S&P, Moody's, and Fitch are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category.


Mortgage-Related Securities and Other Asset-Backed Securities
-------------------------------------------------------------

            The mortgage-related securities in which a Strategy may invest typically are securities representing interests in pools of mortgage loans made by lenders such as savings and loan associations, mortgage bankers and commercial banks and are assembled for sale to investors (such as a Strategy) by governmental, government-related or private organizations. Private organizations include commercial banks, savings associations, mortgage companies, investment banking firms, finance companies, special purpose finance entities (called special purpose vehicles or SPVs) and other entities that acquire and package loans for resales as mortgage-related securities. Specifically, these securities may include pass-through mortgage-related securities, collateralized mortgage obligations ("CMOs"), CMO residuals, stripped mortgage-backed securities ("SMBSs"), commercial mortgage-backed securities, mortgage dollar rolls, collateralized obligations and other securities that directly or indirectly represent a participation in or are secured by and payable from mortgage loans on real property and other assets.

            Pass-Through Mortgage-Related Securities. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment consisting of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs that may be incurred. Some mortgage-related securities, such as securities issued by GNMA, are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, regardless of whether or not the mortgagor actually makes the payment.

            The average life of pass-through pools varies with the maturities of the underlying mortgage instruments. In addition, a pool's term may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. As prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool. For pools of fixed-rate 30-year mortgages, common industry practice is to assume that prepayments will result in a 12-year average life. Pools of mortgages with other maturities or different characteristics will have varying average life assumptions. The assumed average life of pools of mortgages having terms of less than 30 years, is less than 12 years, but typically not less than 5 years. Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption.

            The principal governmental (i.e., backed by the full faith and credit of the U. S. Government) guarantor of mortgage-related securities is GNMA. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages.

            Government-related (i.e., not backed by the full faith and credit of the U.S. Government) guarantors include FNMA and FHLMC. FNMA and FHLMC are a government-sponsored corporation or corporate instrumentality of the U.S. Government respectively (government-sponsored entities or "GSEs"), which were owned entirely by private stockholders until 2008 when they were placed in conservatorship by the U.S. Government. After being placed in conservatorship,the GSEs issued senior preferred stock and common stock to the U.S. Treasury in an amount equal to 79.9% of each GSE in return for certain funding and liquidity arrangements. The GSEs continue to operate as going concerns while in conservatorship and each remains liable for all of its obligations associated with its mortgage-backed securities. The U.S. Treasury has provided additional funding to the GSEs and their future is unclear as Congress is considering whether to adopt legislation that would severely restrict or even terminate their operations. FNMA purchases residential mortgages from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA and are now, in effect, backed by the full faith and credit of the U.S. Government. Participation certificates issued by FHLMC, which represent interests in mortgages from FHLMC's national portfolio, are guaranteed by FHLMC as to the timely payment of interest and ultimate collection of principal and are now, in effect, backed by the full faith and credit of the U.S. Government.

            Commercial banks, savings and loan associations, private mortgage insurance companies, mortgage bankers and other secondary market issuers create pass-through pools of conventional residential mortgage loans. Securities representing interests in pools created by non-governmental private issuers generally offer a higher rate of interest than securities representing interests in pools created by governmental issuers because there are no direct or indirect governmental guarantees of the underlying mortgage payments. However, private issuers sometimes obtain committed loan facilities, lines of credit, letters of credit, surety bonds or other forms of liquidity and credit enhancement to support the timely payment of interest and principal with respect to their securities if the borrowers on the underlying mortgages fail to make their mortgage payments. The ratings of such non-governmental securities are generally dependent upon the ratings of the providers of such liquidity and credit support and would be adversely affected if the rating of such an enhancer were downgraded.

            The structuring of the pass-through pool may also provide credit enhancement. Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by a SPV in multiple classes or "tranches", with one or more classes being senior to other subordinated classes as to payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of "reserve funds" (in which case cash or investments sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and "overcollateralization" (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment of the securities and pay any servicing or other fees). There can be no guarantee the credit enhancements, if any will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans.

            In addition, mortgage-related securities that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-sponsored entity guaranteed. As a result, the mortgage loans underlying private mortgage-related securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms, including interest rate, term, size, purposes and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label mortgage-related pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

            Collateralized Mortgage Obligations. Another form of mortgage-related security is a "pay-through" security, which is a debt obligation of the issuer secured by a pool of mortgage loans pledged as collateral that is legally required to be paid by the issuer, regardless of whether payments are actually made on the underlying mortgages. CMOs are the predominant type of "pay-through" mortgage-related security. In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of a CMO, often referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause one or more tranches of the CMO to be retired substantially earlier than the stated maturities or final distribution dates of the collateral. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by GNMA, FNMA or FHLMC, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by GNMA, FNMA, FHLMC, any other governmental agency or any other person or entity.

            Stripped Mortgage-Related Securities. Stripped mortgage-related securities (SMRS) are mortgage related securities that are usually structured with separate classes of securities collateralized by a pool of mortgages or a pool of mortgage backed bonds or pass-through securities, with each class receiving different proportions of the principal and interest payments from the underlying assets. A common type of SMRS has one class of interest-only securities (IOs) receiving all of the interest payments from the underlying assets and one class of principal-only securities (POs) receiving all of the principal payments from the underlying assets. IOs and POs are extremely sensitive to interest rate changes and are more volatile than mortgage-related securities that are not stripped. IOs tend to decrease in value as interest rates decrease and are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal prepayments may have a material adverse effect on the yield to maturity of the IO class. POs generally increase in value as interest rates decrease. If prepayments of the underlying mortgages are greater than anticipated, the amount of interest earned on the overall pool will decrease due to the decreasing principal balance of the assets. Due to their structure and underlying cash flows, SMRS may be more volatile than mortgage-related securities that are not stripped. Changes in the values of IOs and POs can be substantial and occur quickly, such as occurred in the first half of 1994 when the value of many POs dropped precipitously due to increases in interest rates.

            The Strategy will only invest in SMRS that are issued by the U.S. Government, its agencies or instrumentalities and supported by the full faith and credit of the U.S .. Although SMRS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the complexity of these instruments and the smaller number of investors in the sector can lend to illiquid markets in the sector.

            Commercial Mortgage-Backed Securities. Commercial mortgage-backed securities are securities that represent an interest in, or are secured by, mortgage loans secured by multifamily or commercial properties, such as industrial and warehouse properties, office buildings, retail space and shopping malls, and cooperative apartments, hotels and motels, nursing homes, hospitals and senior living centers. Commercial mortgage-backed securities have been issued in public and private transactions by a variety of public and private issuers using a variety of structures, some of which were developed in the residential mortgage context, including multi-class structures featuring senior and subordinated classes. Commercial mortgage-backed securities may pay fixed or floating-rates of interest. The commercial mortgage loans that underlie commercial mortgage-related securities have certain distinct risk characteristics. Commercial mortgage loans generally lack standardized terms, which may complicate their structure, tend to have shorter maturities than residential mortgage loans and may not be fully amortizing. Commercial properties themselves tend to be unique and are more difficult to value than single-family residential properties. In addition, commercial properties, particularly industrial and warehouse properties, are subject to environmental risks and the burdens and costs of compliance with environmental laws and regulations.

            Certain Risks. The value of mortgage-related securities is affected by a number of factors. Unlike traditional debt securities, which have fixed maturity dates, mortgage-related securities may be paid earlier than expected as a result of prepayments of underlying mortgages. Such prepayments generally occur during periods of falling mortgage interest rates. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in the early payment of the applicable mortgage-related securities. In that event, the Strategy may be unable to invest the proceeds from the early payment of the mortgage-related securities in investments that provide as high a yield as the mortgage-related securities. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. The level of general interest rates, general economic conditions and other social and demographic factors affect the occurrence of mortgage prepayments. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, the Strategy may not be able to realize the rate of return it expected.

            As with other fixed-income securities, there is also the risk of nonpayment of mortgage-related securities, particularly for those securities that are backed by mortgage pools that contain subprime loans. Market factors adversely affecting mortgage loan repayments include a general economic downturn, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or higher mortgage payments required to be made by holders of adjustable rate mortgages due to scheduled increases or increases due to higher interest rates.

            Subordinated mortgage-related securities may have additional risks. The subordinated mortgage-related security may serve as credit support for the senior securities purchased by other investors. In addition, the payments of principal and interest on these subordinated securities generally will be made only after payments are made to the holders of securities senior to the subordinated securities. Therefore, if there are defaults on the underlying mortgage loans, the holders of subordinated mortgage-related securities will be less likely to receive payments of principal and interest and will be more likely to suffer a loss.

            Commercial mortgage-related securities, like all fixed-income securities, generally decline in value as interest rates rise. Moreover, although generally the value of fixed-income securities increases during periods of falling interest rates, this inverse relationship is not as marked in the case of single-family residential mortgage-related securities, due to the increased likelihood of prepayments during periods of falling interest rates, and may not be as marked in the case of commercial mortgage-related securities. The process used to rate commercial mortgage-related securities may focus on, among other factors, the structure of the security, the quality and adequacy of collateral and insurance, and the creditworthiness of the originators, servicing companies and providers of credit support.

            Although the market for mortgage-related securities is becoming increasingly liquid, those issued by certain private organizations may not be readily marketable there may be a limited market for these securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. In particular, the secondary markets for CMOs, IOs and POs may be more volatile and less liquid than those for other mortgage-related securities, thereby potentially limiting a Strategy's ability to buy or sell those securities at any particular time. Without an active trading market, mortgage-related securities held in a Strategy's portfolio may be particularly difficult to value because of the complexities involved in the value of the underlying mortgages. In addition, the rating agencies may have difficulties in rating commercial mortgage-related securities through different economic cycles and in monitoring such ratings on a longer-term basis.

            As with fixed-income securities generally, the value of mortgage-related securities can also be adversely affected by increases in general interest rates relative to the yield provided by such securities. Such an adverse effect is especially possible with fixed-rate mortgage securities. If the yield available on other investments rises above the yield of the fixed-rate mortgage securities as a result of general increases in interest rate levels, the value of the mortgage-related securities will decline.

            Other Asset-Backed Securities. A Strategy may invest in other asset-backed securities. The securitization techniques used to develop mortgage-related securities are being applied to a broad range of financial assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans and leases, credit card receivables, home equity loans, equipment leases and trade receivables, are being securitized in structures similar to the structures used in mortgage securitizations. For example, the Strategy may invest in collateralized debt obligations ("CDOs"), which include collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs"), and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust, which is backed by a diversified pool of high-risk, below investment grade fixed-income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. These asset-backed securities are subject to risks associated with changes in interest rates, prepayment of underlying obligations and defaults similar to the risks of investment in mortgage-related securities discussed above.

            Each type of asset-backed security also entails unique risks depending on the type of assets involved and the legal structure used. For example, credit card receivables are generally unsecured obligations of the credit card holder and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There have also been proposals to cap the interest rate that a credit card issuer may charge. In some transactions, the value of the asset-backed security is dependent on the performance of a third party acting as credit enhancer or servicer. Furthermore, in some transactions (such as those involving the securitization of vehicle loans or leases) it may be administratively burdensome to perfect the interest of the security issuer in the underlying collateral and the underlying collateral may become damaged or stolen.


Municipal Securities
--------------------


            The AllianceBernstein Tax-Managed Balanced Wealth Strategy and the AllianceBernstein Tax-Managed Conservative Wealth Strategy and other Strategies may invest in municipal securities. The two principal classifications of municipal securities are bonds and notes. Municipal bonds are intended to meet longer-term capital needs while municipal notes are intended to fulfill short-term capital needs. Municipal notes generally have original maturities not exceeding one year. Municipal notes include tax anticipation notes, revenue anticipation notes, bond anticipation notes, variable rate demand obligations, and tax-exempt commercial paper.


            Municipal securities are typically classified as "general obligation" or "revenue" or "special obligation" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue or special obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. A Strategy may invest more than 25% of its net assets in revenue bonds, which generally do not have the pledge of the credit of the issuer. The payment of the principal and interest on revenue bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property financed as security for such payment. A Strategy may invest more than 25% of its total assets in securities or obligations that are related in such a way that business or political developments or changes affecting one such security could also affect the others (for example, securities with interest that is paid from projects of a similar type).

            A Strategy may invest in municipal lease obligations. A municipal lease obligation is not backed by the full faith and credit of the issuing municipality, but is usually backed by the municipality's pledge to make annual appropriations for lease payments. Thus, it is possible that a municipality will not appropriate money for lease payments. Additionally, some municipal lease obligations may allow for lease cancellation prior to the maturity date of the security. Municipal lease obligations may be less readily marketable than other municipal securities and some may be illiquid.

            Current federal tax law distinguishes between municipal securities issued to finance certain private activities ("private activity bonds") and other municipal securities. Private activity bonds, most of which are AMT-Subject bonds and are also revenue bonds, include bonds issued to finance such projects as airports, housing projects, resource recovery programs, solid waste disposal facilities, and student loan programs.

Obligations of Supranational Agencies
-------------------------------------


            A Strategy may invest in the obligations of supranational agencies. Supranational agencies rely on participating countries (which may include the United States) for funds. Some supranationals, such as the International Bank for Reconstruction and Development (the "World Bank"), have the right to borrow from participating countries, including the United States. Other supranationals must request funds from participating countries; however, such requests may not always be honored. Moreover, the securities of supranational agencies, depending on where and how they are issued, may be subject to some of the risks associated with investments in foreign securities.



Repurchase Agreements and Buy/Sell Back Transactions
----------------------------------------------------


            A repurchase agreement is an agreement by which a Strategy purchases a security and obtains a simultaneous commitment from the seller to repurchase the security at an agreed-upon price and date, normally one day or a week later. The purchase and repurchase obligations are transacted under one document. The resale price is greater than the purchase price, reflecting an agreed-upon "interest rate," which is effective for the period of time the buyer's money is invested in the security, and which is related to the current market rate of the purchased security rather than its coupon rate. During the term of the repurchase agreement, the Strategies monitor on a daily basis the market value of the securities subject to the agreement and, if the market value of the securities falls below the resale amount provided under the repurchase agreement, the seller under the repurchase agreement is required to provide additional securities or cash equal to the amount by which the market value of the securities falls below the resale amount. Because a repurchase agreement permits a Strategy to invest temporarily available cash on a fully-collateralized basis, repurchase agreements permit the Strategies to earn a return on temporarily available cash while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. Repurchase agreements may exhibit the characteristics of loans by a Strategy.


            The obligation of the seller under the repurchase agreement is not guaranteed, and there is a risk that the seller may fail to repurchase the underlying security, whether because of the seller's bankruptcy or otherwise. In such event, a Strategy would attempt to exercise its rights with respect to the underlying security, including possible sale of the securities. The Strategies may incur various expenses in connection with the exercise of its rights and may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying securities, (b) possible reduction in levels of income and (c) lack of access to the securities (if they are held through a third-party custodian) and possible inability to enforce the Strategies' rights. Each Strategy's Board has established procedures, which are periodically reviewed by the Board, pursuant to which the Adviser monitors the creditworthiness of the dealers with which the Strategies enter into repurchase agreement transactions.

            Each Strategy may enter into repurchase agreements pertaining to U.S. Government securities with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York) in such securities. There is no percentage restriction on the Strategies' ability to enter into repurchase agreements. Currently, each Strategy intends to enter into repurchase agreements only with its custodian and such primary dealers.

            Each Strategy may enter into buy/sell back transactions, which are similar to repurchase agreements. In this type of transaction, a Strategy enters a trade to buy securities at one price and simultaneously enters a trade to sell the same securities at another price on a specified date. Similar to a repurchase agreement, the repurchase price is higher than the sale price and reflects current interest rates. Unlike a repurchase agreement, however, the buy/sell back transaction, though done simultaneously, is two separate legal agreements. A buy/sell back transaction also differs from a repurchase agreement in that the seller is not required to provide margin payments if the value of the securities falls below the repurchase price because the transaction is two separate transactions. Each Strategy has the risk of changes in the value of the purchased security during the term of the buy/sell back agreement although these agreements typically provide for the repricing of the original transaction at a new market price if the value of the security changes by a specific amount.

Reverse Repurchase Agreements and Dollar Rolls
----------------------------------------------

            Reverse repurchase agreements are identical to repurchase agreements except that rather than buying securities for cash subject to their repurchase by the seller, the Strategy sells portfolio assets concurrently with an agreement by the Strategy to repurchase the same assets at a later date at a fixed price slightly higher than the sale price. During the reverse repurchase agreement period, the Strategy continues to receive principal and interest payments on these securities. Generally, the effect of a reverse repurchase agreement is that the Strategy can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the "interest cost" to the Strategy of the reverse repurchase transaction, (i.e., the difference between the sale and repurchase price for the securities, is less than the cost of otherwise obtaining the cash).

            Dollar rolls involve sales by the Strategy of securities for delivery in the current month and the Strategy's simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Strategy forgoes principal and interest paid on the securities. The Strategy is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.


            Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities the Strategy is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, the Strategy's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Strategy's obligation to repurchase the securities. In addition, the use of these investments results in leveraging the Strategy's common stocks because the Strategy uses the proceeds to make investments in other securities. See "Borrowing and Use of Leverage" below.


Rights and Warrants
-------------------


            The Strategies may invest in rights and warrants, only if the Adviser deems the underlying equity securities themselves appropriate for inclusion in the Strategies. Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities that may be purchased nor do they represent any rights in the assets of the issuing company. Also, the value of a right or warrant does not necessarily change with the value of the underlying securities and a right or warrant ceases to have value if it is not exercised prior to the expiration date.



Short Sales
-----------


            A short sale is effected by selling a security that a Strategy does not own, or if the Strategy does own such security, it is not to be delivered upon consummation of sale. A short sale is against the box to the extent that a Strategy contemporaneously owns or has the right to obtain securities identical to those sold. A short sale of a security involves the risk that, instead of declining, the price of the security sold short will rise. If the price of the securities sold short increases between the time of a short sale and the time a Strategy replaces the borrowed security, the Strategy will incur a loss; conversely, if the price declines, the Strategy will realize a gain. The potential for the price of a fixed-income security sold short to rise is a function of both the remaining maturity of the obligation, its creditworthiness and its yield. Unlike short sales of equities or other instruments, potential for the price of a fixed-income security to rise may be limited due to the fact that the security will be no more than par at maturity. However, the short sale of other instruments or securities generally, including fixed-income securities convertible into equities or other instruments, a fixed-income security trading at a deep discount from par or which pays a coupon that is high in relative or absolute terms, or which is denominated in a currency other than the U.S. Dollar, involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase. Short sales may be used in some cases by a Strategy to defer the realization of gain or loss for federal income tax purposes on securities then owned by the Strategy. See "Dividends, Distributions and Taxes-Tax Straddles" for a discussion of certain special federal income tax considerations that may apply to short sales which are entered into by the Strategy.


Standby Commitment Agreements
-----------------------------


            A Strategy may from time to time enter into standby commitment agreements. Such agreements commit the Strategy, for a stated period of time, to purchase a stated amount of a security which may be issued and sold to that Strategy at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement the Strategy is paid a commitment fee, regardless of whether or not the security ultimately issued, which is typically approximately 0.5% of the aggregate purchase price of the security which the Strategy has committed to purchase. The fee is payable whether or not the security is ultimately issued. The Strategy will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price which are considered advantageous to the Strategy and which are unavailable on a firm commitment basis.

            There can be no assurance that the securities subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, the Strategy will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Strategy.

            The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued and the value of the security will thereafter be reflected in the calculation of the Strategy's NAV. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.




Certain Risk and Other Considerations
-------------------------------------

            Borrowing and Use of Leverage. A Strategy may use borrowings for investment purposes subject to the restrictions of the 1940 Act. A Strategy may also use leverage for investment purposes by entering into transactions such as reverse repurchase agreements, forward contracts and dollar rolls. This means that the Strategy uses the cash proceeds made available during the term of these transactions to make investments in other securities.

            Borrowings by a Strategy result in leveraging of the Strategy's shares of common stock. The proceeds of such borrowings will be invested in accordance with the Strategy's investment objective and policies. The Adviser anticipates that the difference between the interest expense paid by the Strategy on borrowings and the rates received by the Strategy from its investment portfolio issuers will provide the Strategy's shareholders with a potentially higher yield.

            Utilization of leverage, which is usually considered speculative, however, involves certain risks to the Strategy's shareholders. These include a higher volatility of the NAV of the Strategy's shares of common stock and the relatively greater effect on the NAV of the shares caused by favorable or adverse changes in market conditions or interest rates. So long as the Strategy is able to realize a net return on the leveraged portion of its investment portfolio that is higher than the interest expense paid on borrowings or the carrying costs of leveraged transactions, the effect of leverage will be to cause the Strategy's shareholders to realize higher current net investment income than if the Strategy were not leveraged. However, to the extent that the interest expense on borrowings or the carrying costs of leveraged transactions approaches the net return on the leveraged portion of the Strategy's investment portfolio, the benefit of leverage to the Strategy's shareholders will be reduced, and if the interest expense on borrowings or the carrying costs of leveraged transactions were to exceed the net return to shareholders, the Strategy's use of leverage would result in a lower rate of return than if the Strategy were not leveraged. Similarly, the effect of leverage in a declining market could be a greater decrease in NAV per share than if the Strategy were not leveraged. In an extreme case, if the Strategy's current investment income were not sufficient to meet the interest expense on borrowings or the carrying costs of leveraged transactions, it could be necessary for the Strategy to liquidate certain of its investments, thereby reducing the NAV of the Strategy's shares.

            Certain transactions, such as derivatives transactions, forward commitments, reverse repurchase agreements and short sales involve leverage and may expose a Strategy to potential losses that, in some cases, may exceed the amount originally invested by the Strategy. When a Strategy engages in such transactions, it will, in accordance with guidance provided by the Commission or its staff in, among other things, regulations, interpretative releases and no-action letters, deposit in a segregated account certain liquid assets with a value at least equal to the Strategy's exposure, or a marked-to-market on another relevant basis, to the transaction. Transactions for which assets have been segregated will not be considered "senior securities" for purposes of the Strategy' investment restriction concerning senior securities. The segregation of assets is intended to enable the Strategy to have assets available to satisfy its obligations with respect to these transactions, but will not limit a Strategy's exposure to loss.


            Municipal Markets Risk. The AllianceBernstein Tax-Managed Balanced Wealth Strategy and the AllianceBernstein Tax-Managed Conservative Wealth Strategy invest in municipal securities, which carry the risk that special factors may adversely affect the value of the municipal securities and have a significant effect on the yield or value of a Strategy's investments in municipal securities. These factors include political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities.

            Because the AllianceBernstein Tax-Managed Balanced Wealth Strategy and the AllianceBernstein Tax-Managed Conservative Wealth Strategy invest a significant portion of their assets in municipal securities, they are more vulnerable to events adversely affecting particular states or municipalities, including economic, political, or regulatory developments or terrorism.

            A Strategy's investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project's ability to make payments of principal and interest on these securities.


            Risks of Investments in Foreign Securities. Investors should understand and consider carefully the substantial risks involved in securities of foreign companies and governments of foreign nations, some of which are referred to below, and which are in addition to the usual risks inherent in domestic investments. Investing in securities of non-United States companies which are generally denominated in foreign currencies, and utilization of derivative investment products denominated in, or the value of which is dependent upon movements in the relative value of, a foreign currency, involve certain considerations comprising both risk and opportunity not typically associated with investing in United States companies. These considerations include changes in exchange rates and exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than are generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility.

            There is generally less publicly available information about foreign companies comparable to reports and ratings that are published about companies in the United States. Foreign issuers are subject to accounting and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of a foreign issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statement been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules in some of the countries in which a Strategy may invest require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Substantially less information is publicly available about certain non-U.S. issuers than is available about U.S. issuers.

            It is contemplated that foreign securities will be purchased in over-the-counter markets or on stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. Foreign securities markets are generally not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than the Exchange, and securities of some foreign companies are less liquid and more volatile than securities of comparable United States companies. Similarly, volume and liquidity in most foreign bond markets is less than in the United States and, at times, volatility of price can be greater than in the United States. Fixed commissions on foreign stock exchanges are generally higher than negotiated commissions on United States exchanges, although a Strategy will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the United States.


            Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments, such as military coups, have occurred in the past in countries in which a Strategy may invest and could adversely affect the Strategy's assets should these conditions or events recur.

            Foreign investment in certain foreign securities is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain foreign securities and increase the costs and expenses of a Strategy. Certain countries in which a Strategy may invest require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors.


            Certain countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

            Income from certain investments held by a Strategy could be reduced by foreign income taxes, including withholding taxes. It is impossible to determine the effective rate of foreign tax in advance. A Strategy's NAV may also be affected by changes in the rates or methods of taxation applicable to the Strategy or to entities in which the Trust has invested. The Adviser generally will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the tax treatment of investments held by a Strategy will not be subject to change. A shareholder otherwise subject to United States federal income taxes may, subject to certain limitations, be entitled to claim a credit or deduction for U.S. federal income tax purposes for his or her proportionate share of such foreign taxes paid by the Strategy. See "U.S. Federal Income Taxes."

            Investors should understand that the expense ratio of a Strategy investing in foreign securities may be higher than investment companies investing only in domestic securities since, among other things, the cost of maintaining the custody of foreign securities is higher and the purchase and sale of portfolio securities may be subject to higher transaction charges, such as stamp duties and turnover taxes.

            For many foreign securities, there are U.S. Dollar-denominated ADRs which are traded in the United States on exchanges or over-the-counter and are issued by domestic banks or trust companies and for which market quotations are readily available. ADRs do not lessen the foreign exchange risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in stock of foreign issuers, a Strategy can avoid currency risks which might occur during the settlement period for either purchases or sales. A Strategy may purchase foreign securities directly, as well as through ADRs.

            Foreign Currency Transactions. A portion of a Strategy's assets will be invested in securities denominated in foreign currencies and a corresponding portion of the Strategy's revenues will be received in such currencies. In addition, a Strategy may conduct foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies as described above. The dollar equivalent of a Strategy's net assets and distributions will be adversely affected by reductions in the value of certain foreign currencies relative to the U.S. Dollar. Such changes will also affect a Strategy's income. A Strategy will, however, have the ability to attempt to protect itself against adverse changes in the values of foreign currencies by engaging in certain of the investment practices listed above. While a Strategy has this ability, there is no certainty as to whether, and to what extent, the Strategy will engage in these practices.

            Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, a Strategy's NAV to fluctuate. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad. To the extent a Strategy's total assets adjusted to reflect the Strategy's net position after giving effect to currency transactions is denominated or quoted in the currencies of foreign countries, the Strategy will be more susceptible to the risk of adverse economic and political developments within those countries.

            A Strategy will incur costs in connection with conversions between various currencies. A Strategy may hold foreign currency received in connection with investments when, in the judgment of the Adviser, it would be beneficial to convert such currency into U.S. Dollars at a later date, based on anticipated changes in the relevant exchange rate. If the value of the foreign currencies in which a Strategy receives income falls relative to the U.S. Dollar between receipt of the income and the making of Strategy distributions, the Strategy may be required to liquidate securities in order to make distributions if the Strategy has insufficient cash in U.S. Dollars to meet, among other things, distribution requirements that the Strategy must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if the value of a particular foreign currency declines between the time a Strategy incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, a Strategy may engage in certain currency hedging transactions, which themselves, involve certain special risks. See "Additional Investment Policies and Practices," above.


            Risks of Forward Currency Exchange Contracts, Foreign Currency Futures Contracts and Options thereon, Options on Foreign Currencies and Over-the-Counter Options on Securities. Each Strategy is operated by a person who has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and, therefore, who is not subject to registration or regulation as a pool operator under such Act. Transactions in forward currency exchange contracts, as well as futures and options on foreign currencies, are subject to all of the correlation, liquidity and other risks outlined above. In addition, however, such transactions are subject to the risk of governmental actions affecting trading in or the prices of currencies underlying such contracts, which could restrict or eliminate trading and could have a substantial adverse effect on the value of positions held by a Strategy. In addition, the value of such positions could be adversely affected by a number of other complex political and economic factors applicable to the countries issuing the underlying currencies.

            Further, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying contracts thereon. As a result, the available information on which trading decisions will be based may not be as complete as the comparable data on which a Strategy makes investment and trading decisions in connection with other transactions. Moreover, because the foreign currency market is a global, twenty-four hour market, events could occur on that market but will not be reflected in the forward, futures or options markets until the following day, thereby preventing a Strategy from responding to such events in a timely manner.

            Settlements of exercises of over-the-counter forward currency exchange contracts or foreign currency options generally must occur within the country issuing the underlying currency, which in turn requires traders to accept or make delivery of such currencies in conformity with any U.S. or foreign restrictions and regulations regarding the maintenance of foreign banking relationships and fees, taxes or other charges.


            Unlike transactions entered into by a Strategy in futures contracts and exchange-traded options, options on foreign currencies, forward currency exchange contracts and over-the-counter options on securities and securities indices may not be traded on contract markets regulated by the Commodity Futures Trading Commission ("CFTC") or (with the exception of certain foreign currency options) the Commission. Such instruments are instead traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, that are subject to Commission regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer could lose amounts substantially in excess of the initial investment due to the margin and collateral requirements associated with such positions.

            Over-the-counter transactions can be entered into only with a financial institution willing to take the opposite side, as principal, of a Strategy's position unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Strategy. Where no such counterparty is available, it will not be possible to enter into a desired transaction. There also may be no liquid secondary market in the trading of over-the-counter contracts, and a Strategy could be required to retain options purchased or written, or forward currency exchange contracts entered into, until exercise, expiration or maturity. This in turn could limit the Strategy's ability to profit from open positions or to reduce losses experienced, and could result in greater losses.


            Further, over-the-counter transactions are not subject to the guarantee of an exchange clearing house, and a Strategy will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty. A Strategy will enter into an over-the-counter transaction only with parties whose creditworthiness has been reviewed and found to be satisfactory by the Adviser.

            Transactions in over-the-counter options on foreign currencies are subject to a number of conditions regarding the commercial purpose of the purchaser of such option. A Strategy is not able to determine at this time whether or to what extent additional restrictions on the trading of over-the-counter options on foreign currencies may be imposed at some point in the future, or the effect that any such restrictions may have on the hedging strategies to be implemented by them.


            Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the Commission, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a Strategy to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.


            The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, the margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, if the OCC determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, the OCC may impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.


            Options on U.S. Government Securities, futures contracts, options on futures contracts, forward currency exchange contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions,
(iii) delays in the Strategy's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S., and (v) lesser trading volume period.



            Pooled Investments Risk. The AllianceBernstein Wealth Appreciation Strategy, AllianceBernstein Balanced Wealth Strategy and AllianceBernstein Conservative Wealth Strategy invest in Underlying Portfolios managed by the Adviser. From time to time, one or more of the Underlying Portfolios may experience relatively large investments or redemptions due to reallocations or rebalancing by the Strategies or other investors. These transactions will affect the Underlying Portfolios, since the Underlying Portfolios that receive additional cash will have to invest such cash. This may be particularly important when one or more of the Strategies owns a substantial portion of any Underlying Portfolio. While it is impossible to predict the overall effect of these transactions over time, there could be adverse effects on a Strategy's performance to the extent that the Underlying Portfolio may be required to sell securities or invest cash at time when they would not otherwise do so. These transactions could also accelerate the realization of taxable income if sales of securities resulted in gains and could also increase transaction costs. Because the Strategies are expected to own substantial portions of some Underlying Portfolios, a redemption or reallocation by the Strategies away from an Underlying Portfolio could cause the Underlying Portfolio's expenses to increase and may result in an Underlying Portfolio becoming too small to be economically viable. The Adviser is committed to minimizing such effect on the Underlying Portfolios to the extent it is consistent with pursuing the investment objectives of the Strategies and the Underlying Portfolios. The Adviser will at all times monitor the effect on the Underlying Portfolios of transactions by the Strategies. As an investor in an Underlying Portfolio, a Strategy will bear its ratable share of expenses with respect to the assets so invested.

--------------------------------------------------------------------------------

                            INVESTMENT RESTRICTIONS

--------------------------------------------------------------------------------


Certain Fundamental Investment Policies
---------------------------------------

            Each Strategy has adopted the following investment restrictions, which may not be changed without the approval of the holders of a majority of the Strategy's outstanding voting securities. The terms "Shareholder approval" and "majority of the outstanding voting securities" as used in the Prospectuses and SAI mean the affirmative vote of (i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or by proxy, or (ii) more than 50% of the outstanding shares, whichever is less.

            As a matter of fundamental policy, the Strategies may not:

            (1) issue any senior security (as that term is defined in the 1940
Act) or borrow money, except to the extent permitted by the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, or interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities. For the purposes of this restriction, margin and collateral arrangements, including, for example, with respect to permitted borrowings, options, futures contracts, options on futures contracts and other derivatives such as swaps are not deemed to involve the issuance of a senior security;

            (2) act as an underwriter of securities, except that it may acquire restricted securities under circumstances in which, if such securities were sold, the Strategy might be deemed to be an underwriter for purposes of the Securities Act of 1933, as amended (the "Securities Act");

            (3) purchase or sell real estate except that it may dispose of real estate acquired as a result of the ownership of securities or other instruments. This restriction does not prohibit the Strategies from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business;

            (4) make loans except through (i) the purchase of debt obligations in accordance with its investment objectives and policies; (ii) the lending of portfolio securities; (iii) the use of repurchase agreements; or (iv) the making of loans to affiliated funds as permitted under the 1940 Act, the rules and regulations thereunder (as such statutes, rules or regulations may be amended from time to time), or by guidance regarding, and interpretations of, or exemptive orders under, the 1940 Act;

            (5) concentrate investments in an industry, as concentration may be defined under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities; and


            (6) purchase or sell commodities regulated by the CFTC under the Commodity Exchange Act or commodities contracts except for futures contracts and options on futures contracts.


            As a fundamental policy, each Strategy is diversified (as that term is defined in the 1940 Act). This means that at least 75% of each Strategy's assets consist of:

            o     Cash or cash items;

            o     Government Securities;

            o     Securities of other investment companies; and

            o Securities of any one issuer that represent not more than 10% of the outstanding voting securities of the issuer of the securities and not more than 5% of the total assets of a Strategy.

Non-Fundamental Investment Policy
---------------------------------

            As a matter of non-fundamental policy, each Strategy has adopted a policy that provides that the Strategy may not purchase securities on margin, except (i) as otherwise provided under rules adopted by the Commission under the 1940 Act or by guidance regarding the 1940 Act, or interpretations thereof, and
(ii) that the Strategy may obtain such short-term credits as are necessary for the clearance of portfolio transactions, and the Strategy may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars, and other financial instruments.

--------------------------------------------------------------------------------

                          MANAGEMENT OF THE STRATEGIES

--------------------------------------------------------------------------------

The Adviser
-----------


            The Adviser, a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an investment advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of the Strategies under the supervision of the Trust's Board (see "Management of the Strategies" in the Prospectuses). The Adviser is an investment adviser registered under the Investment Advisers Act of 1940, as amended.

            The Adviser is a leading global investment management firm supervising client accounts with assets as of September 30, 2010, totaling approximately $484 billion. The Adviser provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide. The Adviser is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. As one of the world's leading global investment management organizations, the Adviser is able to compete for virtually any portfolio assignment in any developed capital market in the world.

            As of September 30, 2010, AXA, a societe anonyme organized under the laws of France and the holding company for an international group of insurance and related financial services companies, through certain of its subsidiaries ("AXA and its subsidiaries") owned approximately 1.4% of the issued and outstanding assignments of beneficial ownership of limited partnership interests ("Holding Units") in AllianceBernstein Holding L.P., a Delaware limited partnership ("Holding"). Holding Units trade publicly on the New York Stock Exchange under the ticker symbol "AB".

            As of September 30, 2010, the ownership structure of the Adviser, expressed as a percentage of general and limited partnership interests, was as follows:

                        AXA and its subsidiaries      61.4%
                                                    ------
                        Holding                       36.7
                                                    ------
                        Unaffiliated holders           1.9
                                                    ------
                                                     100.0%
                                                    ======

      AllianceBernstein Corporation (an indirect wholly-owned subsidiary of AXA) is the general partner of both Holding and the Adviser. AllianceBernstein Corporation owns 100,000 general partnership units in Holding and a 1% general partnership interest in the Adviser. Including both the general partnership and limited partnership interests in Holding and the Adviser, AXA and its subsidiaries had an approximate 63.0% economic interest in the Adviser as of September 30, 2010.

            AXA, a French company, is the holding company for an international group of companies and a worldwide leader in financial protection and wealth management. AXA operates primarily in Western Europe, North America and the Asia/Pacific region and, to a lesser extent, in other regions including the Middle East, Africa and South America. AXA has five operating business segments: life and savings, property and casualty insurance, international insurance (including reinsurance), asset management and other financial services. AXA Financial, Inc. ("AXA Financial") is a wholly-owned subsidiary of AXA. AXA Equitable Life Insurance Company is an indirect wholly-owned subsidiary of AXA Financial.


Advisory Agreement and Expenses
-------------------------------

            The Adviser serves as investment manager and adviser of each of the Strategies, continuously furnishes an investment program for each Strategy and manages, supervises and conducts the affairs of each Strategy, subject to the supervision of the Trust's Board. The Advisory Agreement provides that the Adviser will furnish, or pay the expenses of the Trust for office space, facilities and equipment, services of executive and other personnel of the Trust and certain administrative services.

            The Adviser is compensated for its services at the following annual rates applicable to the average daily NAV of each Strategy:

                 Strategy                                     Annual Percentage Rate
                 --------                                     ----------------------
AllianceBernstein Wealth Appreciation Strategy     0.65% of the first $2.5 billion
                                                   0.55% of the excess over $2.5 billion up to $5 billion
                                                   0.50% of the excess over $5 billion

AllianceBernstein Balanced Wealth Strategy         0.55% of the first $2.5 billion
                                                   0.45% of the excess over $2.5 billion up to $5 billion
                                                   0.40% of the excess over $5 billion

AllianceBernstein Conservative Wealth Strategy     0.55% of the first $2.5 billion
                                                   0.45% of the excess over $2.5 billion up to $5 billion
                                                   0.40% of the excess over $5 billion

AllianceBernstein Tax-Managed Wealth               0.65% of the first $2.5 billion
Appreciation Strategy                              0.55% of the excess over $2.5 billion up to $5 billion
                                                   0.50% of the excess over $5 billion

AllianceBernstein Tax-Managed Balanced Wealth      0.55% of the first $2.5 billion
Strategy                                           0.45% of the excess over $2.5 billion up to $5 billion
                                                   0.40% of the excess over $5 billion

AllianceBernstein Tax-Managed Conservative         0.55% of the first $2.5 billion
Wealth Strategy                                    0.45% of the excess over $2.5 billion up to $5 billion
                                                   0.40% of the excess over $5 billion


            The Adviser has contractually agreed to waive its fees and bear certain expenses in respect of AllianceBernstein Tax-Managed Conservative Wealth Strategy, so that total expenses do not exceed on an annual basis 1.20% for Class A shares, 1.90% for Class B and Class C shares, .90% for Advisor Class shares.

            During the fiscal year ended August 31, 2010, the Adviser received $580,811 in management fees from the AllianceBernstein Tax-Managed Conservative Wealth Strategy (net of $86,190 which was waived by the Adviser due to the expense limitation agreement), $1,454,127 in management fees from the AllianceBernstein Tax-Managed Balanced Wealth Strategy, $3,648,329 in management fees from the AllianceBernstein Tax-Managed Wealth Appreciation Strategy, $3,990,128 in management fees from the AllianceBernstein Conservative Wealth Strategy (net of $0 which was waived by the Adviser due to the expense limitation agreement), $11,796,820 in management fees from the AllianceBernstein Balanced Wealth Strategy, and $10,628,029 in management fees from the AllianceBernstein Wealth Appreciation Strategy.


            During the fiscal year ended August 31, 2009, the Adviser received $698,463 in management fees from the AllianceBernstein Tax-Managed Conservative Wealth Strategy (net of $73,801 which was waived by the Adviser due to the expense limitation agreement), $1,492,696 in management fees from the AllianceBernstein Tax-Managed Balanced Wealth Strategy, $3,128,492 in management fees from the AllianceBernstein Tax-Managed Wealth Appreciation Strategy, $3,888,719 in management fees from the AllianceBernstein Conservative Wealth Strategy, (net of $266 which was waived by the Adviser due to the expense limitation agreement) $10,816,200 in management fees from the AllianceBernstein Balanced Wealth Strategy, and $8,986,379 in management fees from the AllianceBernstein Wealth Appreciation Strategy.

            During the fiscal year ended August 31, 2008, the Adviser received $796,988 in management fees from the AllianceBernstein Tax-Managed Conservative Wealth Strategy (net of $75,833 which was waived by the Adviser due to the expense limitation agreement), $2,033,415 in management fees from the AllianceBernstein Tax-Managed Balanced Wealth Strategy, $3,623,503 in management fees from the AllianceBernstein Tax-Managed Wealth Appreciation Strategy, $5,068,550 in management fees from the AllianceBernstein Conservative Wealth Strategy, $16,364,238 in management fees from the AllianceBernstein Balanced Wealth Strategy, and $14,702,238 in management fees from the AllianceBernstein Wealth Appreciation Strategy.



            The Advisory Agreement provides that it will continue in effect only if its continuance is approved at least annually (i) by the Trustees or by vote of a majority of the outstanding voting securities of the relevant Strategy, and
(ii) by vote of a majority of the Trustees who are not interested persons of the Trust or of the Adviser cast in person at a meeting called for the purpose of voting on such approval. Most recently, the continuance of the Advisory Agreement with respect to the Strategies for an additional annual period was approved by a vote, cast in person, of the Trustees, including a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting held on August 3-5, 2010.

            Any material amendment to the Advisory Agreement must be approved by vote of a majority of the outstanding voting securities of the relevant Strategy and by vote of a majority of the Trustees who are not such interested persons, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated without penalty by the Adviser, by vote of the Trustees, or by vote of a majority of the outstanding voting securities of the relevant Strategy upon sixty days' written notice, and it terminates automatically in the event of its assignment. The Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or of reckless disregard of its obligations thereunder, the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder. The Adviser controls the word "AllianceBernstein" in the names of the Trust and each Strategy, and if the Adviser should cease to be the investment manager of any Strategy, the Trust and such Strategy may be required to change their names to delete the word "AllianceBernstein" from their names.


            The Advisory Agreement provides that the Adviser shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.


            Certain other clients of the Adviser may have investment objectives and policies similar to those of the Strategies. The Adviser may, from time to time, make recommendations which result in the purchase or sale of the particular security by its other clients simultaneously with a purchase or sale thereof by one or more Strategies. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Adviser to the accounts involved, including the Strategies. When two or more of the Adviser's clients (including a Strategy) are purchasing or selling the same security on a given day through the same broker or dealer, such transactions may be averaged as to price.

            The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, and is the investment adviser to AllianceBernstein Balanced Shares, Inc., AllianceBernstein Blended Style Series, Inc., AllianceBernstein Bond Fund, Inc., AllianceBernstein Cap Fund, Inc., AllianceBernstein Corporate Shares, AllianceBernstein Core Opportunities Fund, Inc., AllianceBernstein Diversified Yield Fund, Inc., AllianceBernstein Equity Income Fund, Inc., AllianceBernstein Exchange Reserves, AllianceBernstein Fixed-Income Shares, Inc., AllianceBernstein Global Bond Fund, Inc., AllianceBernstein Global Growth Fund, Inc., AllianceBernstein Global Real Estate Investment Fund, Inc., AllianceBernstein Global Thematic Growth Fund, Inc., AllianceBernstein Greater China '97 Fund, Inc., AllianceBernstein Growth and Income Fund, Inc., AllianceBernstein High Income Fund, Inc., AllianceBernstein Institutional Funds, Inc., AllianceBernstein International Growth Fund, Inc., AllianceBernstein Large Cap Growth Fund, Inc., AllianceBernstein Municipal Income Fund, Inc., AllianceBernstein Municipal Income Fund II, AllianceBernstein Small/Mid Cap Growth Fund, Inc., AllianceBernstein Trust, AllianceBernstein Variable Products Series Fund, Inc., Sanford C. Bernstein Fund, Inc., Sanford C. Bernstein Fund II, Inc., and The AllianceBernstein Pooling Portfolios, all registered open-end investment companies; and to AllianceBernstein Global High Income Fund, Inc., AllianceBernstein Income Fund, Inc., AllianceBernstein National Municipal Income Fund, Inc., Alliance California Municipal Income Fund, Inc., Alliance New York Municipal Income Fund, Inc., and The Ibero-America Fund, Inc., all registered closed-end investment companies.

Additional Information About the Strategies' Portfolio Managers
---------------------------------------------------------------

            The management of and investment decisions for the Strategies' portfolios are made by the Adviser's Multi-Asset Solutions Team. The five investment professionals(1) with the most significant responsibility for the day-to-day management of the Strategies' portfolios are Messrs. Thomas J. Fontaine, Dokyoung Lee, Seth J. Masters, Christopher Nikolich and Patrick J. Rudden. For additional information about the portfolio management of the Strategies, see "Management of the Strategies - Portfolio Managers" in the Strategies' prospectuses.

            The dollar ranges of the Strategies' equity securities owned directly or beneficially by the Strategies' portfolio managers are set forth below:

--------
1 Investment professionals at the Adviser include portfolio managers and research analysts. Investment professionals are part of investment groups (or teams) that service individual fund portfolios. The number of investment professionals assigned to a particular fund will vary from fund to fund.

              DOLLAR RANGE OF EQUITY SECURITIES IN THE STRATEGIES(2)


                             As of August 31, 2010

   - Tax-Managed Balanced Wealth Strategy

   Mr. Thomas J. Fontaine                                  None
   Mr. Dokyoung Lee                                        None
   Mr. Seth J. Masters                                     None
   Mr. Christopher H. Nikolich                             None
   Mr. Patrick J. Rudden                                   None

   - Tax-Managed Wealth Appreciation Strategy

   Mr. Thomas J. Fontaine                                  None
   Mr. Dokyoung Lee                                        None
   Mr. Seth J. Masters                                     None
   Mr. Christopher H. Nikolich                             None
   Mr. Patrick J. Rudden                                   None

   - Tax-Managed Conservative Wealth Strategy

   Mr. Thomas J. Fontaine                                  None
   Mr. Dokyoung Lee                                        None
   Mr. Seth J. Masters                               $100,001-$500,000
   Mr. Christopher H. Nikolich                             None
   Mr. Patrick J. Rudden                                   None

   - Balanced Wealth Strategy

   Mr. Thomas J. Fontaine                                  None
   Mr. Dokyoung Lee                                 $500,001-$1,000,000
   Mr. Seth J. Masters                               $100,001-$500,000
   Mr. Christopher H. Nikolich                             None
   Mr. Patrick J. Rudden                                   None

   - Wealth Appreciation Strategy

   Mr. Thomas J. Fontaine                                  None
   Mr. Dokyoung Lee                                  $100,001-$500,000
   Mr. Seth J. Masters                                     None
   Mr. Christopher H. Nikolich                          $1-$10,000
   Mr. Patrick J. Rudden                                   None

   - Conservative Wealth Strategy

   Mr. Thomas J. Fontaine                                  None
   Mr. Dokyoung Lee                                        None
   Mr. Seth J. Masters                                     None
   Mr. Christopher H. Nikolich                             None
   Mr. Patrick J. Rudden                                   None


--------
(2) The ranges presented below include any vested shares awarded under the Adviser's Partners Compensation Plan.


            As of August 31, 2010, employees of the Adviser had approximately $21,188,795 invested in shares of Balanced Wealth Strategy, $10,951,186 in shares of Conservative Wealth Strategy and $34,016,477 in shares of Wealth Appreciation Strategy through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.

            As of August 31, 2010, employees of the Adviser had approximately $375,645,322 in shares of all AllianceBernstein Mutual Funds (excluding AllianceBernstein money market funds) through their interests in the Partners Compensation Plan, including both vested and unvested amounts.

            The following tables provide information regarding registered investment companies other than the Strategies, other pooled investment vehicles and other accounts over which the Strategies' portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of August 31, 2010.


- Tax-Managed Balanced Wealth Strategy


---------------------------------------------------------------------------------------
                              REGISTERED INVESTMENT COMPANIES
                                 (excluding the Strategy)
---------------------------------------------------------------------------------------
                                                           Number of      Total Assets
                                                           Registered     of Registered
                         Total Number                      Investment     Investment
                         of Registered  Total Assets       Companies      Companies
                         Investment     of Registered      Managed with   Managed with
                         Companies      Investment         Performance-   Performance-
Portfolio Manager        Managed        Companies Managed  based Fees     based Fees
---------------------------------------------------------------------------------------
Thomas J. Fontaine           24          $ 7,286,000,000      None            None
---------------------------------------------------------------------------------------
Dokyoung Lee                 72          $21,769,000,000      None            None
---------------------------------------------------------------------------------------
Seth J. Masters              88          $39,465,000,000      None            None
---------------------------------------------------------------------------------------
Christopher H. Nikolich      24          $ 7,286,000,000      None            None
---------------------------------------------------------------------------------------
Patrick J. Rudden            82          $35,326,000,000      None            None
---------------------------------------------------------------------------------------


- Tax-Managed Wealth Appreciation Strategy


---------------------------------------------------------------------------------------
                              REGISTERED INVESTMENT COMPANIES
                                 (excluding the Strategy)
---------------------------------------------------------------------------------------
                                                           Number of      Total Assets
                                                           Registered     of Registered
                         Total Number                      Investment     Investment
                         of Registered  Total Assets       Companies      Companies
                         Investment     of Registered      Managed with   Managed with
                         Companies      Investment         Performance-   Performance-
Portfolio Manager        Managed        Companies Managed  based Fees     based Fees
---------------------------------------------------------------------------------------
Thomas J. Fontaine           24          $ 6,979,000,000      None            None
---------------------------------------------------------------------------------------
Dokyoung Lee                 72          $21,462,000,000      None            None
---------------------------------------------------------------------------------------
Seth J. Masters              88          $39,158,000,000      None            None
---------------------------------------------------------------------------------------
Christopher H. Nikolich      24          $ 6,979,000,000      None            None
---------------------------------------------------------------------------------------
Patrick J. Rudden            82          $35,019,000,000      None            None
---------------------------------------------------------------------------------------


- Tax Managed Conservative Wealth Strategy


---------------------------------------------------------------------------------------
                              REGISTERED INVESTMENT COMPANIES
                                 (excluding the Strategy)
---------------------------------------------------------------------------------------
                                                           Number of      Total Assets
                                                           Registered     of Registered
                         Total Number                      Investment     Investment
                         of Registered  Total Assets       Companies      Companies
                         Investment     of Registered      Managed with   Managed with
                         Companies      Investment         Performance-   Performance-
Portfolio Manager        Managed        Companies Managed  based Fees     based Fees
---------------------------------------------------------------------------------------
Thomas J. Fontaine           24          $ 7,407,000,000      None            None
---------------------------------------------------------------------------------------
Dokyoung Lee                 72          $21,891,000,000      None            None
---------------------------------------------------------------------------------------
Seth J. Masters              88          $39,586,000,000      None            None
---------------------------------------------------------------------------------------
Christopher H. Nikolich      24          $ 7,407,000,000      None            None
---------------------------------------------------------------------------------------
Patrick J. Rudden            82          $35,447,000,000      None            None
---------------------------------------------------------------------------------------


- Balanced Wealth Strategy


---------------------------------------------------------------------------------------
                              REGISTERED INVESTMENT COMPANIES
                                 (excluding the Strategy)
---------------------------------------------------------------------------------------
                                                           Number of      Total Assets
                                                           Registered     of Registered
                         Total Number                      Investment     Investment
                         of Registered  Total Assets       Companies      Companies
                         Investment     of Registered      Managed with   Managed with
                         Companies      Investment         Performance-   Performance-
Portfolio Manager        Managed        Companies Managed  based Fees     based Fees
---------------------------------------------------------------------------------------
Thomas J. Fontaine           24          $ 5,553,000,000      None            None
---------------------------------------------------------------------------------------
Dokyoung Lee                 72          $20,036,000,000      None            None
---------------------------------------------------------------------------------------
Seth J. Masters              88          $37,732,000,000      None            None
---------------------------------------------------------------------------------------
Christopher H. Nikolich      24          $ 5,553,000,000      None            None
---------------------------------------------------------------------------------------
Patrick J. Rudden            82          $33,593,000,000      None            None
---------------------------------------------------------------------------------------


- Wealth Appreciation Strategy


---------------------------------------------------------------------------------------
                              REGISTERED INVESTMENT COMPANIES
                                 (excluding the Strategy)
---------------------------------------------------------------------------------------
                                                           Number of      Total Assets
                                                           Registered     of Registered
                         Total Number                      Investment     Investment
                         of Registered  Total Assets       Companies      Companies
                         Investment     of Registered      Managed with   Managed with
                         Companies      Investment         Performance-   Performance-
Portfolio Manager        Managed        Companies Managed  based Fees     based Fees
---------------------------------------------------------------------------------------
Thomas J. Fontaine           24          $ 6,002,000,000      None            None
---------------------------------------------------------------------------------------
Dokyoung Lee                 72          $20,485,000,000      None            None
---------------------------------------------------------------------------------------
Seth J. Masters              88          $38,181,000,000      None            None
---------------------------------------------------------------------------------------
Christopher H. Nikolich      24          $ 6,002,000,000      None            None
---------------------------------------------------------------------------------------
Patrick J. Rudden            82          $34,042,000,000      None            None
---------------------------------------------------------------------------------------


- Conservative Wealth Strategy


---------------------------------------------------------------------------------------
                              REGISTERED INVESTMENT COMPANIES
                                 (excluding the Strategy)
---------------------------------------------------------------------------------------
                                                           Number of      Total Assets
                                                           Registered     of Registered
                         Total Number                      Investment     Investment
                         of Registered  Total Assets       Companies      Companies
                         Investment     of Registered      Managed with   Managed with
                         Companies      Investment         Performance-   Performance-
Portfolio Manager        Managed        Companies Managed  based Fees     based Fees
---------------------------------------------------------------------------------------
Thomas J. Fontaine           24          $ 6,832,000,000      None            None
------------------------------------------------------------------------- -------------
Dokyoung Lee                 72          $21,315,000,000      None            None
------------------------------------------------------------------------- -------------
Seth J. Masters              88          $39,011,000,000      None            None
------------------------------------------------------------------------- -------------
Christopher H. Nikolich      24          $ 6,832,000,000      None            None
------------------------------------------------------------------------- -------------
Patrick J. Rudden            82          $34,871,000,000      None            None
------------------------------------------------------------------------- -------------


- All Strategies


---------------------------------------------------------------------------------------
                           OTHER POOLED INVESTMENT VEHICLES
---------------------------------------------------------------------------------------
                                                           Number of      Total Assets
                                                           Pooled         of Pooled
                         Total Number                      Investment     Investment
                         of Pooled      Total Assets       Vehicles       Vehicles
                         Investment     of Pooled          Managed with   Managed with
                         Vehicles       Investment         Performance-   Performance-
Portfolio Manager        Managed        Vehicles Managed   based Fees     based Fees
---------------------------------------------------------------------------------------
Thomas J. Fontaine           12          $ 3,498,000,000      None             None
---------------------------------------------------------------------------------------
Dokyoung Lee                 500         $13,580,000,000       17          $682,000,000
---------------------------------------------------------------------------------------
Seth J. Masters              505         $13,795,000,000       17          $682,000,000
---------------------------------------------------------------------------------------
Christopher H. Nikolich      12          $ 3,498,000,000      None             None
---------------------------------------------------------------------------------------
Patrick J. Rudden            505         $13,795,000,000       17          $682,000,000
---------------------------------------------------------------------------------------


- All Strategies


---------------------------------------------------------------------------------------
                                   OTHER ACCOUNTS
---------------------------------------------------------------------------------------
                                                           Number of     Total Assets
                                                           Other         of Other
                         Total Number                      Accounts      Accounts
                         of Other       Total Assets       Managed with  with
                         Accounts       of Other           Performance-  Performance-
Portfolio Manager        Managed        Accounts Managed   based Fees    based Fees
--------------------------------------- -----------------------------------------------
Thomas J. Fontaine          None             None             None            None
---------------------------------------------------------------------------------------
Dokyoung Lee                168          $22,147,000,000      23         $3,398,000,000
---------------------------------------------------------------------------------------
Seth J. Masters             229          $22,409,000,000      23         $3,398,000,000
---------------------------------------------------------------------------------------
Christopher H. Nikolich     None             None             None           None
---------------------------------------------------------------------------------------
Patrick J. Rudden           223          $32,306,000,000      23         $3,398,000,000
---------------------------------------------------------------------------------------


Investment Professional Conflict of Interest Disclosure
-------------------------------------------------------

            As an investment adviser and fiduciary, the Adviser owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.


            Employee Personal Trading. The Adviser has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of the Adviser own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, the Adviser permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase and/or notionally in connection with deferred incentive compensation awards. The Adviser's Code of Ethics and Business Conduct requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by the Adviser. The Code also requires preclearance of all securities transactions (except transactions in open-end mutual funds) and imposes a one-year holding period for securities purchased by employees to discourage short-term trading.


            Managing Multiple Accounts for Multiple Clients. The Adviser has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, the Adviser's policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional who manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client's account, nor is it directly tied to the level or change in level of assets under management.

            Allocating Investment Opportunities. The Adviser has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at the Adviser routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.


            The Adviser's procedures are also designed to address potential conflicts of interest that may arise when the Adviser has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which the Adviser could share in investment gains.


            To address these conflicts of interest, the Adviser's policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

Portfolio Manager Compensation
------------------------------


            The Adviser's compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients, including shareholders of the AllianceBernstein Mutual Funds. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in level of assets under management. Investment professionals' annual compensation is comprised of the following:


            (i) Fixed base salary: This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary is determined at the outset of employment based on level of experience, does not change significantly from year-to-year and hence, is not particularly sensitive to performance.

            (ii) Discretionary incentive compensation in the form of an annual cash bonus: The Adviser's overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional's compensation, the Adviser considers the contribution to his/her team or discipline as it relates to that team's overall contribution to the long-term investment success, business results and strategy of the Adviser. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional's compensation and the compensation is not tied to any pre-determined or specified level of performance. The Adviser also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of the Adviser's leadership criteria.


            (iii) Discretionary incentive compensation in the form of awards under the Adviser's Partners Compensation Plan ("deferred awards"): The Adviser's overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. There is no fixed formula for determining these amounts. Deferred awards, for which, prior to 2009, there were various investment options, vest over a four-year period and are generally forfeited if the employee resigns or the Adviser terminates his/her employment. Prior to 2009, investment options under the deferred awards plan included many of the same AllianceBernstein Mutual Funds offered to mutual fund investors. Beginning in 2009, all deferred awards are in the form of the Adviser's publicly traded equity securities. Prior to 2002, investment professional compensation also included discretionary long-term incentive in the form of restricted grants of the Adviser's Master Limited Partnership Units.


            (iv) Contributions under the Adviser's Profit Sharing/401(k) Plan:
The contributions are based on the Adviser's overall profitability. The amount and allocation of the contributions are determined at the sole discretion of the Adviser.


            (v) Compensation under the Adviser's Special Option Program: Under this Program, certain investment professionals may be permitted to allocate a portion of their deferred awards to options to buy the Adviser's publicly traded equity securities, and to receive a two-for-one match of such allocated amount. The determination of who may be eligible to participate in the Special Option Program is made at the sole discretion of the Adviser.



Board Information
-----------------

            The business and affairs of the Strategies are managed under the direction of the Board. Certain information concerning the Trustees of the Trust is set forth below.


                                                                               Other Public Company
                                                               Portfolios in     Trusteeships and
                              Principal Occupation(s)          Fund Complex     Directorships Held
Name, Address*, Age and          During Past Five                 Overseen      by Trustee in the
   (Year Elected**)               Years or Longer                by Trustee      Past Five Years
-----------------------       -----------------------          -------------   --------------------
Interested Trustee
Robert M. Keith, +, ++        Senior Vice President of the            97               None
1345 Avenue of the Americas   Adviser+++ and head of
New York, NY 10105            AllianceBernstein Investments
(2010)                        Inc. ("ABI")+++ since July 2008;
50                            Director of ABI and President of
                              the AllianceBernstein Mutual
                              Funds. Previously, he served as
                              Executive Managing Director of
                              ABI from December 2006 to June
                              2008.  Prior to joining ABI in
                              2006, Executive Managing
                              Director of Bernstein Global
                              Wealth Management, and prior
                              thereto, Senior Managing
                              Director and Global Head of
                              Client Service and Sales of the
                              Adviser's institutional
                              investment management business
                              since 2004.  Prior thereto,
                              Managing Director and Head of
                              North American Client Service
                              and Sales in the Adviser's
                              institutional investment
                              management business, with which
                              he had been associated since
                              prior to 2004.

Independent Trustees
--------------------
Chairman of the Board
William H. Foulk, Jr., #, ##  Investment Adviser and an               97               None
78                            Independent Consultant since
(1998)                        prior to 2005.  Previously, he
                              was Senior Manager of Barrett
                              Associates, Inc., a registered
                              investment adviser.  He was
                              formerly Deputy Comptroller and
                              Chief Investment Officer of the
                              State of New York and, prior
                              thereto, Chief Investment
                              Officer of the New York Bank for
                              Savings.  He has served as a
                              director or trustee of various
                              AllianceBernstein Funds since
                              1983 and has been Chairman of
                              the AllianceBernstein Funds and
                              of the Independent Directors
                              Committee of such Funds since
                              2003.

John H. Dobkin, #             Independent Consultant since            96               None
68                            prior to 2005.  Formerly,
(1999)                        President of Save Venice, Inc.
                              (preservation organization) from
                              2001-2002; Senior Advisor from
                              June 1999-June 2000 and
                              President of Historic Hudson
                              Valley (historic preservation)
                              from December 1989-May 1999.
                              Previously, Director of the
                              National Academy of Design.  He
                              has served as a director or
                              trustee of various
                              AllianceBernstein Funds since
                              1992.

Michael J. Downey, #          Private Investor since prior to         96        Asia Pacific Fund, Inc.
66                            2005.  Formerly, managing                         and The Merger Fund since
(2005)                        partner of Lexington Capital,                     prior to 2005 and Prospect
                              LLC (investment advisory firm)                    Acquisition Corp.
                              from December 1997 until                          (financial services) since
                              December 2003.  From 1987 until                   2007 until 2009
                              1993, Chairman and CEO of
                              Prudential Mutual Fund
                              Management, director of the
                              Prudential Mutual Funds, and
                              member of the Executive
                              Committee of Prudential
                              Securities Inc.  He has served
                              as a director or trustee of the
                              AllianceBernstein Funds since
                              2005.

D. James Guzy, #              Chairman of the Board of PLX            96        Cirrus Logic Corporation
74                            Technology (semi-conductors) and                  (semi-conductors) and PLX
(2005)                        of SRC Computers Inc., with                       Technology, Inc.
                              which he has been associated                      (semi-conductors) since
                              since prior to 2005.  He was a                    prior to 2005 and Intel
                              Director of Intel Corporation                     Corporation
                              (semi-conductors) from 1969                       (semi-conductors) since
                              until 2008, and served as                         prior to 2005 until 2008
                              Chairman of the Finance
                              Committee of such company for
                              several years until May 2008.
                              He has served as a director or
                              trustee of one or more of the
                              AllianceBernstein Funds since
                              1982.

Nancy P. Jacklin, #, ##       Professorial Lecturer at the            96               None
62                            Johns Hopkins School of Advanced
(2006)                        International Studies since
                              2008.  Formerly, U.S. Executive
                              Director of the International
                              Monetary Fund (December 2002-May
                              2006); Partner, Clifford Chance
                              (1992-2002); Sector Counsel,
                              International Banking and
                              Finance, and Associate General
                              Counsel, Citicorp (1985-1992);
                              Assistant General Counsel
                              (International), Federal Reserve
                              Board of Governors (1982-1985);
                              and Attorney Advisor, U.S.
                              Department of the Treasury
                              (1973-1982).  Member of the Bar
                              of the District of Columbia and
                              of New York; and member of the
                              Council on Foreign Relations.
                              She has served as a director or
                              trustee of the AllianceBernstein
                              Funds since 2006.

Garry L. Moody, #             Independent Consultant.                 96               None
58                            Formerly, Partner, Deloitte &
(2008)                        Touche LLP (1995-2008) where he
                              held a number of senior
                              positions, including Vice
                              Chairman, and U.S. and Global
                              Investment Management Practice
                              Managing Partner; President,
                              Fidelity Accounting and Custody
                              Services Company (1993-1995);
                              and Partner, Ernst & Young LLP
                              (1975-1993), where he served as
                              the National Director of Mutual
                              Fund Tax Services.  He has
                              served as a director or trustee,
                              and as Chairman of the Audit
                              Committee, of most of the
                              AllianceBernstein Funds since
                              2008.

Marshall C. Turner, Jr., #    Private Investor since prior to         96        Xilinx, Inc. (programmable
69                            2005.  Interim CEO of MEMC                        logic semi-conductors) and
(2005)                        Electronic Materials, Inc.                        MEMC Electronic Materials,
                              (semi-conductor and solar cell                    Inc. (semi-conductor and
                              substrates) from November 2008                    solar cell substrates)
                              until March, 2009.  He was                        since prior to 2005
                              Chairman and CEO of Dupont
                              Photomasks, Inc. (components of
                              semi-conductor manufacturing),
                              2003-2005, and President and
                              CEO, 2005-2006, after the
                              company was acquired and renamed
                              Toppan Photomasks, Inc.  He has
                              served as a director or trustee
                              of one or more of the
                              AllianceBernstein Funds since
                              1992.

Earl D. Weiner, #             Of Counsel, and Partner prior to        96               None
71                            January 2007, of the law firm
(2007)                        Sullivan & Cromwell LLP and
                              member of ABA Federal Regulation
                              of Securities Committee Task
                              Force to draft editions of the
                              Fund Director's Guidebook. He
                              has served as director or
                              trustee of the AllianceBernstein
                              Funds since 2007 and is Chairman
                              of the Governance and Nominating
                              Committees of most of the Funds.



----------
* The address of each of the Strategy's Trustees is c/o AllianceBernstein L.P. Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.
**    There is no stated term of office for the Trustees.


+     Mr. Keith became a Trustee of the Trust as of December 16, 2010.
++ Mr. Keith is an "interested person", as defined in Section 2(a)(19) of the Investment Company Act of 1940, of the Trust due to his position as an Senior Vice President of the Adviser.
+++   The Adviser and ABI are affiliates of the Trust.
# Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.
##    Member of the Fair Value Pricing Committee.



            The management of the business and affairs of the Trust are managed under the direction of the Board. Trustees who are not "interested persons" of the Trust as defined in the 1940 Act, are referred to as "Independent Trustees", and Trustees who are "interested persons" of the Trust are referred to as "Interested Trustees". Certain information concerning the Trust's governance structure and each Trustee is set forth below.

            Experience, Skills, Attributes and Qualifications of the Trust's Trustees. The Governance and Nominating Committee of the Board, which is composed of Independent Trustees, reviews the experience, qualifications, attributes and skills of potential candidates for nomination or election by the Board, and conducts a similar review in connection with the proposed nomination of current Trustees for re-election by stockholders at any annual or special meeting of stockholders. In evaluating a candidate for nomination or election as a Trustee, the Governance and Nominating Committee takes into account the contribution that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes and skills that the Governance and Nominating Committee believes contributes to good governance for the Trust. Additional information concerning the Governance and Nominating Committee's consideration of nominees appears in the description of the Committee below.

            The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes and skills, which allow the Board to operate effectively in governing the Trust and protecting the interests of stockholders. The Board has concluded that, based on each Trustee's experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees, each Trustee is qualified and should continue to serve as such.

            In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. In addition, the Board has taken into account the actual service and commitment of each Trustee during his or her tenure (including the Trustee's commitment and participation in Board and committee meetings, as well as his or her current and prior leadership of standing and ad hoc committees) in concluding that each should continue to serve. Additional information about the specific experience, skills, attributes and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as trustee of the Trust, is provided in the table above and in the next paragraph.

            Among other attributes and qualifications common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them (including information requested by the Trustees), to interact effectively with the Adviser, other service providers, counsel and the Trustee's independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees. In addition to his or her service as a Trustee of the Trust and other AllianceBernstein Funds as noted in the table above: Mr. Dobkin has experience as an executive of a number of organizations and served as Chairman of the Audit Committee of many of the AllianceBernstein Funds from 2001 to 2008; Mr. Downey has experience in the investment advisory business including as Chairman and Chief Executive Officer of a large fund complex and as director of a number of non-AllianceBernstein funds and as Chairman of a non-AllianceBernstein closed-end fund; Mr. Foulk has experience in the investment advisory and securities businesses, including as Deputy Controller and Chief Investment Officer of the State of New York (where his responsibilities included bond issuances, cash management and oversight of the New York Common Retirement Fund), has served as Chairman of the AllianceBernstein Funds and of the Independent Directors Committee since 2003, and is active in a number of mutual fund related organizations and committees; Mr. Guzy has experience as a corporate director including as Chairman of a public company and Chairman of the Finance Committee of a large public technology company; Ms. Jacklin has experience as a financial services regulator including as U.S. Executive Director of the International Monetary Fund, which is responsible for ensuring the stability of the international monetary system, and as a financial services lawyer in private practice; Mr. Keith has experience as an executive of the Adviser with responsibility for, among other things, the AllianceBernstein Funds; Mr. Moody has experience as an certified public accountant including experience as Vice Chairman and U.S. and Global Investment Management Practice Partner for a major accounting firm, is a member of the governing council of an organization of independent directors of mutual funds, and has served as Chairman of the Audit Committee of most of the AllianceBernstein Funds since 2008; Mr. Turner has experience as a director (including Chairman and Chief Executive officer of a number of companies) and as a venture capital investor including prior service as general partner of three institutional venture capital partnerships; and Mr. Weiner has experience as a securities lawyer whose practice includes registered investment companies and as Chairman, director or trustee of a number of boards, and has served as Chairman of the Governance and Nominating Committee of most of the AllianceBernstein Funds. The disclosure herein of a director's experience, qualifications, attributes and skills does not impose on such director any duties, obligations, or liability that are greater than the duties, obligations and liability imposed on such director as a member of the Board and any committee thereof in the absence of such experience, qualifications, attributes and skills.

            Board Structure and Oversight Function. The Board is responsible for oversight of the Trust. The Trust has engaged the Adviser to manage the Trust on a day-to-day basis. The Board is responsible for overseeing the Adviser and the Trust's other service providers in the operations of the Trust in accordance with the Trust's investment objective and policies and otherwise in accordance with its prospectus, the requirements of the 1940 Act and other applicable Federal, state and other securities and other laws, and the Trust's charter and bylaws. The Board meets in-person at regularly scheduled meetings eight times throughout the year. In addition, the Trustees may meet in-person or by telephone at special meetings or on an informal basis at other times. The Independent Trustees also regularly meet without the presence of any representatives of management. As described below, the Board has established four standing committees - the Audit, Governance and Nominating, Independent Directors, and Fair Value Pricing Committees - and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities. Each committee is composed exclusively of Independent Trustees. The responsibilities of each committee, including its oversight responsibilities, are described further below. The Independent Trustees have also engaged independent legal counsel, and may from time to time engage consultants and other advisors, to assist them in performing their oversight responsibilities.

            An Independent Trustee serves as Chairman of the Board. The Chairman's duties include setting the agenda for each Board meeting in consultation with management, presiding at each Board meeting, meeting with management between Board meetings, and facilitating communication and coordination between the Independent Trustees and management. The Trustees have determined that the Board's leadership by an Independent Trustee and its committees composed exclusively of Independent Trustees is appropriate because they believe it sets the proper tone to the relationships between the Trust, on the one hand, and the Adviser and other service providers, on the other, and facilitates the exercise of the Board's independent judgment in evaluating and managing the relationships. In addition, the Trust is required to have an Independent Trustee as Chairman pursuant to certain 2003 regulatory settlements involving the Adviser.

            Risk Oversight. The Trust is subject to a number of risks, including investment, compliance and operational risks. Day-to-day risk management with respect to the Trust resides with the Adviser or other service providers (depending on the nature of the risk), subject to supervision by the Adviser. The Board has charged the Adviser and its affiliates with (i) identifying events or circumstances, the occurrence of which could have demonstrable and material adverse effects on the Trust; (ii) to the extent appropriate, reasonable or practicable, implementing processes and controls reasonably designed to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously, and to revise as appropriate, the processes and controls described in (i) and (ii) above.

            Risk oversight forms part of the Board's general oversight of the Trust's investment program and operations and is addressed as part of various regular Board and committee activities. The Trust's investment management and business affairs are carried out by or through the Adviser and other service providers. Each of these persons has an independent interest in risk management but the policies and the methods by which one or more risk management functions are carried out may differ from the Trust's and each other's in the setting of priorities, the resources available or the effectiveness of relevant controls. Oversight of risk management is provided by the Board and the Audit Committee. The Trustees regularly receive reports from, among others, management (including the Global Heads of Investment Risk and Trading Risk of the Adviser), the Trust's Senior Officer (who is also the Trust's chief compliance officer), its independent registered public accounting firm, counsel, and internal auditors for the Adviser, as appropriate, regarding risks faced by the Trust and the Adviser's risk management programs.

            Not all risks that may affect the Trust can be identified, nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost-effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Trust or the Adviser, its affiliates or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Trust's goals. As a result of the foregoing and other factors the Trust's ability to manage risk is subject to substantial limitations.


            The Trustees of the Trust have four standing committees - an Audit Committee, a Governance and Nominating Committee, a Fair Value Pricing Committee and an Independent Directors Committee. The members of the Audit, Governance and Nominating, Fair Value Pricing and Independent Directors Committees are identified above.


            The function of the Audit Committee is to assist the Trustees in their oversight of the Strategies' financial reporting process. The Audit Committee met four times during the Strategies' most recently completed fiscal year.


            The function of the Governance and Nominating Committee includes the nomination of persons to fill any vacancies or newly created positions on the Board. The Governance and Nominating Committee met four times during the Strategies' most recently completed fiscal year.

            The Governance and Nominating Committee has a charter and, pursuant to the charter, the Governance and Nominating Committee will consider for nomination as a trustee candidates submitted by a shareholder or group of shareholders who have beneficially owned at least 5% of a Strategy's common stock or shares of beneficial interest for at least two years at the time of submission and who timely provide specified information about the candidates and the nominating shareholder or group. To be timely for consideration by the Governance and Nominating Committee, the submission, including all required information, must be submitted in writing to the attention of the Secretary at the principal executive offices of the Trust not less than 120 days before the date of the proxy statement for the previous year's annual meeting of shareholders. If the Trust did not hold an annual meeting of shareholders in the previous year, the submission must be delivered or mailed and received within a reasonable amount of time before the Trust begins to print and mail its proxy materials. Public notice of such upcoming annual meeting of shareholders may be given in a shareholder report or other mailing to shareholders or by other means deemed by the Governance and Nominating Committee or the Board to be reasonably calculated to inform shareholders.

            Shareholders submitting a candidate for consideration by the Governance and Nominating Committee must provide the following information to the Governance and Nominating Committee: (i) a statement in writing setting forth (A) the name, date of birth, business address and residence address of the candidate; (B) any position or business relationship of the candidate, currently or within the preceding five years, with the shareholder or an associated person of the shareholder as defined below; (C) the class or series and number of all shares of a Strategy owned of record or beneficially by the candidate; (D) any other information regarding the candidate that is required to be disclosed about a nominee in a proxy statement or other filing required to be made in connection with the solicitation of proxies for election of Trustees pursuant to Section 20 of the 1940 Act and the rules and regulations promulgated thereunder; (E) whether the shareholder believes that the candidate is or will be an "interested person" of the Trust (as defined in the 1940 Act) and, if believed not to be an "interested person," information regarding the candidate that will be sufficient for the Trust to make such determination; and (F) information as to the candidate's knowledge of the investment company industry, experience as a director or senior officer of public companies, directorships on the boards of other registered investment companies and educational background; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the written and signed agreement of the candidate to complete a directors' and officers' questionnaire if elected; (iv) the shareholder's consent to be named as such by the Trust; (v) the class or series and number of all shares of a Strategy of the Trust owned beneficially and of record by the shareholder and any associated person of the shareholder and the dates on which such shares were acquired, specifying the number of shares owned beneficially but not of record by each, and stating the names of each as they appear on the Trust's record books and the names of any nominee holders for each; and (vi) a description of all arrangements or understandings between the shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the recommendation is being made by the shareholder. "Associated Person of the shareholder" means any person who is required to be identified under clause (vi) of this paragraph and any other person controlling, controlled by or under common control with, directly or indirectly, (a) the shareholder or (b) the associated person of the shareholder.

            The Governance and Nominating Committee may require the shareholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished pursuant to the nominating procedures described above or to determine the qualifications and eligibility of the candidate proposed by the shareholder to serve on the Board. If the shareholder fails to provide such other information in writing within seven days of receipt of written request from the Governance and Nominating Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and will not be considered, by the Committee.


            The Governance and Nominating Committee will consider only one candidate submitted by such a shareholder or group for nomination for election at an annual meeting of shareholders. The Governance and Nominating Committee will not consider self-nominated candidates. The Governance and Nominating Committee will consider and evaluate candidates submitted by shareholders on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria include the candidate's relevant knowledge, experience, and expertise, the candidate's ability to carry out his or her duties in the best interests of the Trust, the candidate's ability to qualify as an Independent Trustee and such other criteria as the Governance and Nominating Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other factors.


            The function of the Fair Value Pricing Committee is to consider, in advance if possible, any fair valuation decision of the Adviser's Valuation Committee relating to a security held by the Strategies made under unique or highly unusual circumstances not previously addressed by the Valuation Committee that would result in a change in a Strategy's NAV by more than $0.01 per share. The Fair Value Pricing Committee did not meet during the Strategies' most recently completed fiscal year.


            The function of the Independent Directors Committee is to consider and take action on matters that the Board or Committee believes should be addressed in executive session of the Independent Trustees, such as review and approval of the Advisory and Distribution Services Agreements. The Independent Directors Committee met six times during the Strategies' most recently completed fiscal year.


            The dollar range of the Strategies' securities owned by each Trustee and the aggregate dollar range of securities of all the registered investment companies to which the Adviser provides investment advisory services (collectively, the "AllianceBernstein Fund Complex") owned by each Trustee are set forth below.


                                                             Aggregate Dollar
                                                             Range of Equity
                                 Dollar Range of             Securities in the
                               Equity Securities in          AllianceBernstein
                               the Strategies as of          Fund Complex as of
Name of Trustee                 December 31, 2009            December 31, 2009
---------------                --------------------          ------------------
John H. Dobkin                    Over $100,000                 Over $100,000

Michael J. Downey                      None                     Over $100,000

William H. Foulk, Jr.            $10,001-$50,000                Over $100,000

D. James Guzy                     Over $100,000                 Over $100,000

Nancy P. Jacklin                 $50,001-$100,000               Over $100,000

Robert M. Keith*                       None                     None

Garry L. Moody                   $10,001-$50,000                Over $100,000

Marshall C. Turner, Jr.          $50,001-$100,000               Over $100,000

Earl D. Weiner                         None                     Over $100,000

------------
* Mr. Keith was elected as a Trustee of the Trust effective December 16, 2010.



Officer Information
-------------------

      Certain information concerning the Strategies' officers is set forth below.


                                Positions Held            Principal Occupation
Name, Address,* and Age           with Trust              During  Past Five Years
-----------------------         --------------            -----------------------
Robert M. Keith,                President and Chief       See above.
50                              Executive Officer

Philip L. Kirstein,             Senior Vice President     Senior Vice President and Independent
65                              and Independent           Compliance Officer of the AllianceBernstein
                                Compliance Officer        Funds, with which he has been associated since
                                                          October 2004.  Prior thereto, he was Of Counsel
                                                          to Kirkpatrick & Lockhart, LLP from October
                                                          2003 to October 2004, and General Counsel of
                                                          Merrill Lynch Investment Managers, L.P. since
                                                          prior to March 2003.

Thomas J. Fontaine,             Vice President            Senior Vice President of the Adviser,** with
45                                                        which he has been associated since prior to
                                                          2005.

Dokyoung Lee,                   Vice President            Senior Vice President of the Adviser,** with
44                                                        which he has been associated since prior to
                                                          2005.

Seth J. Masters,                Vice President            Senior Vice President of the Adviser,** with
51                                                        which he has been associated since prior to
                                                          2005.

Christopher H. Nikolich,        Vice President            Senior Vice President of the Adviser,** with
41                                                        which he has been associated since prior to
                                                          2005.

Patrick J. Rudden,              Vice President            Senior Vice President of the Adviser,** with
47                                                        which he has been associated since prior to
                                                          2005.

Emilie D. Wrapp,                Clerk                     Senior Vice President, Assistant General
55                                                        Counsel and Assistant Secretary of ABI,** with
                                                          which she has been associated since prior to
                                                          2005.

Joseph J. Mantineo,             Treasurer and Chief       Senior Vice President of ABIS,** with which he
51                              Financial Officer         has been associated since prior to 2005.

Phyllis J. Clarke,              Controller                Vice President of ABIS,** with which she has
49                                                        been associated since prior to 2005.


----------
* The address for each of the Strategies' Officers is 1345 Avenue of the Americas, New York, NY 10105.
** The Adviser, ABI and ABIS are affiliates of the Trust.


            The Trust does not pay any fees to, or reimburse expenses of, its Trustees who are considered "interested persons" of the Trust. The aggregate compensation paid to each of the Trustees by the Strategies for the fiscal year ended August 31, 2010, the aggregate compensation paid to each of the Trustees during calendar year 2009 by the AllianceBernstein Fund Complex and the total number of registered investment companies (and separate portfolios within the companies) in the AllianceBernstein Fund Complex with respect to which each Trustee serves as a director or trustee, are set forth below. None of the Strategies nor any other registered investment company in the AllianceBernstein Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees. Each of the Trustees is a director or trustee of one or more other registered investment companies in the AllianceBernstein Fund Complex.



                                                                Total Number of      Total Number of
                                                                  Investment            Investment
                                                               Companies in the   Portfolios within the
                                                Total          AllianceBernstein    AllianceBernstein
                                             Compensation        Fund Complex,        Fund Complex,
                                               from the          Including the        Including the
                            Aggregate     AllianceBernstein    Strategies, as to    Strategies, as to
                          Compensation      Fund Complex,      Which the Trustee    Which the Trustee
                            From the        Including the      is a Director or      is a Director or
Name of Trustee            Strategies         Strategies            Trustee              Trustee
---------------           ------------      -------------       ---------------       --------------
John H. Dobkin              $33,882            $242,200               32                    96

Michael J. Downey           $33,882            $241,000               32                    96

William H. Foulk, Jr.       $63,782            $484,400               34                    97

D. James Guzy               $33,882            $241,000               32                    96

Nancy P. Jacklin            $33,882            $242,000               32                    96

Robert M. Keith*            $0                 $0                     34                    97

Garry L. Moody              $38,801            $270,000               32                    96

Marshall C. Turner, Jr.     $33,882            $242,000               32                    96

Earl D. Weiner              $36,456            $260,200               32                    96

------------
* Mr. Keith was elected as a Trustee of the Trust effective December 16, 2010.

            As of December 6, 2010, the Trustees and officers of the Trust as a group owned less than 1% of a Strategy class of shares.


--------------------------------------------------------------------------------

                           EXPENSES OF THE STRATEGIES

--------------------------------------------------------------------------------


            In addition to the payments to the Adviser under the Investment Advisory Agreement described above, the Trust pays certain other costs including
(a) brokerage and commission expenses, (b) federal, state and local taxes, including issue and transfer taxes incurred by or levied on a Strategy, (c) interest charges on borrowings, if any, (d) fees and expenses of registering the shares of the Strategies under the appropriate federal securities laws and of qualifying shares of the Strategies under applicable state securities laws including expenses attendant upon renewing and increasing such registrations and qualifications, (e) expenses of printing and distributing the Strategies' prospectuses and other reports to shareholders, (f) costs of proxy solicitations, (g) transfer agency fees described below, (h) charges and expenses of the Trust's custodian, (i) compensation of the Trust's officers, Trustees and employees who do not devote any part of their time to the affairs of the Adviser or its affiliates, (j) costs of stationery and supplies, and (k) such promotional expenses as may be contemplated by the Distribution Services Agreement described below.

Distribution Service Arrangements
---------------------------------

            The Trust has entered into a Distribution Services Agreement (the "Agreement") with ABI, the principal underwriter for the Strategies, to permit ABI to distribute the Strategies' shares and to permit the Strategies to pay distribution services fees to defray expenses associated with distribution of the Strategies' Class A shares. Class B shares, Class C shares, and for the Strategies other than the Tax-managed Strategies, Class R and Class K shares, in accordance with a plan of distribution that is included in the Agreement and that has been duly adopted and approved in accordance with Rule 12b-1 adopted by the Commission under the 1940 Act (the "Plan").


            Pursuant to the Plan, each class of each Strategy pays ABI a Rule 12b-1 distribution services fee which may not exceed an annual rate of 0.50% of a Strategy's aggregate average daily net assets attributable to the Class A shares and Class R shares, 1.00% of a Strategy's aggregate average daily net assets attributable to the Class B shares and Class C shares and 0.25% of a Strategy's aggregate average daily net assets attributable to the Class K shares to compensate ABI for distribution expenses. The Trustees currently limit payments under the Class A Plan to 0.30% of a Strategy's aggregate average daily net assets attributable to the Class A shares. The Plan provides that a portion of the distribution services fee in an amount not to exceed 0.25% of the aggregate average daily net assets of a Strategy attributable to each of the Class A, Class B, Class C, Class R and Class K shares constitutes a service fee that ABI will use for personal service and/or the maintenance of shareholder accounts.


            The Plan also provides that the Adviser may use its own resources to make payments for the distribution services to ABI; the latter may in turn pay part or all of such compensation to brokers for their distribution assistance.


            In approving the Plan, the Trustees determined that there was a reasonable likelihood that the Plan would benefit each Strategy and its shareholders. The distribution services fee of a particular class will not be used to subsidize the provision of distribution services with respect to any other class.


            The Plan will continue in effect with respect to each Strategy and each class of shares thereof for successive one-year periods, provided that each such continuance is approved at least annually by the vote of a majority of the Independent Trustees who have no direct or indirect financial interest in the Plan or in any agreement relating to the Plan ("Qualified Trustees") and by the vote of a majority of the entire Board cast in person at a meeting called for that purpose. Most recently the Directors approved the continuance of the Plan for an additional annual term at their meeting held on May 4-6, 2010.

            All material amendments to the Plan will become effective only on approval as specified in the preceding paragraph and the Plan may not be amended in order to materially increase the costs that the Strategies may bear pursuant to the Plan without the approval of a majority of the holders of the outstanding voting shares of a Strategy or the class or classes of the Strategy affected.






            The Plan may be terminated with respect to any Strategy or class of shares thereof at any time on 60 days' written notice by ABI or by vote of a majority of the outstanding voting securities of that Strategy or that class (as appropriate) or by vote of a majority of the Qualified Trustees without payment of any penalty. The Plan will terminate automatically in the event of an assignment. The Plan is of a type known as a "compensation plan", which means that it compensates the distributor for services rendered even if the amount paid exceeds the distributor's expenses.

            In the event that the Rule 12b-1 Plan is terminated by either party or not continued with respect to the Class A shares, Class B, Class C, Class R or Class K shares, (i) no distribution services fees (other than current amounts accrued but not yet paid) would be owed by a Strategy to ABI with respect to that class, and (ii) a Strategy would not be obligated to pay ABI for any amounts expended under the Agreement not previously recovered from ABI from distribution services fees in respect of shares of such class or through deferred sales charges.





            For services rendered by ABI in connection with the distribution of Class A shares pursuant to the Plan applicable to such shares, ABI received $215,635, $495,703, $181,375, $1,082,435, $3,329,329 and $1,754,129 with respect to the Class A shares of the AllianceBernstein Tax-Managed Conservative Wealth Strategy, the AllianceBernstein Tax-Managed Balanced Wealth Strategy, the AllianceBernstein Tax-Managed Wealth Appreciation Strategy, the AllianceBernstein Conservative Wealth Strategy, the AllianceBernstein Balanced Wealth Strategy and the AllianceBernstein Wealth Appreciation Strategy, respectively, during the fiscal year ended August 31, 2010. For services rendered by ABI in connection with the distribution of Class A shares pursuant to the Plan applicable to such shares, ABI received $214,850, $509,334, $204,845, $1,020,331, $2,946,721 and $1,563,027 with respect to the Class A shares of the AllianceBernstein Tax-Managed Conservative Wealth Strategy, the AllianceBernstein Tax-Managed Balanced Wealth Strategy, the AllianceBernstein Tax-Managed Wealth Appreciation Strategy, the AllianceBernstein Conservative Wealth Strategy, the AllianceBernstein Balanced Wealth Strategy and the AllianceBernstein Wealth Appreciation Strategy, respectively, during the fiscal year ended August 31, 2009. For services rendered by ABI in connection with the distribution of Class A shares pursuant to the Plan applicable to such shares, ABI received $258,075, $670,264, $415,024, $1,314,864, $4,546,147 and $2,723,787
with respect to the Class A shares of the AllianceBernstein Tax-Managed Conservative Wealth Strategy, the AllianceBernstein Tax-Managed Balanced Wealth Strategy, the AllianceBernstein Tax-Managed Wealth Appreciation Strategy, the AllianceBernstein Conservative Wealth Strategy, the AllianceBernstein Balanced Wealth Strategy and the AllianceBernstein Wealth Appreciation Strategy, respectively, during the fiscal year ended August 31, 2008.

            For services rendered by ABI in connection with the distribution of Class B shares pursuant to the Plan applicable to such shares, ABI received $143,815, $293,547, $118,943, $1,327,237, $4,013,389 and $1,808,597 with respect to the Class B shares of the AllianceBernstein Tax-Managed Conservative Wealth Strategy, the AllianceBernstein Tax-Managed Balanced Wealth Strategy, the AllianceBernstein Tax-Managed Wealth Appreciation Strategy, the AllianceBernstein Conservative Wealth Strategy, the AllianceBernstein Balanced Wealth Strategy and the AllianceBernstein Wealth Appreciation Strategy, respectively, during the fiscal year ended August 31, 2010. For services rendered by ABI in connection with the distribution of Class B shares pursuant to the Plan applicable to such shares, ABI received $187,923, $335,243, $131,105, $1,410,838, $3,910,780 and $1,784,075 with respect to the Class B shares of the AllianceBernstein Tax-Managed Conservative Wealth Strategy, the AllianceBernstein Tax-Managed Balanced Wealth Strategy, the AllianceBernstein Tax-Managed Wealth Appreciation Strategy, the AllianceBernstein Conservative Wealth Strategy, the AllianceBernstein Balanced Wealth Strategy and the AllianceBernstein Wealth Appreciation Strategy, respectively, during the fiscal year ended August 31, 2009. For services rendered by ABI in connection with the distribution of Class B shares pursuant to the Plan applicable to such shares, ABI received $290,577, $527,074, $277,529, $1,848,216, $6,348,981 and $3,411,455
with respect to the Class B shares of the AllianceBernstein Tax-Managed Conservative Wealth Strategy, the AllianceBernstein Tax-Managed Balanced Wealth Strategy, the AllianceBernstein Tax-Managed Wealth Appreciation Strategy, the AllianceBernstein Conservative Wealth Strategy, the AllianceBernstein Balanced Wealth Strategy and the AllianceBernstein Wealth Appreciation Strategy, respectively, during the fiscal year ended August 31, 2008.

            For services rendered by ABI in connection with the distribution of Class C shares pursuant to the Plan applicable to such shares, ABI received $295,618, $588,486, $335,494, $1,823,512, $4,752,404 and $2,326,004 with respect to the Class C shares of the AllianceBernstein Tax-Managed Conservative Wealth Strategy, the AllianceBernstein Tax-Managed Balanced Wealth Strategy, the AllianceBernstein Tax-Managed Wealth Appreciation Strategy, the AllianceBernstein Conservative Wealth Strategy, the AllianceBernstein Balanced Wealth Strategy and the AllianceBernstein Wealth Appreciation Strategy, respectively, during the fiscal year ended August 31, 2010. For services rendered by ABI in connection with the distribution of Class C shares pursuant to the Plan applicable to such shares, ABI received $308,528, $604,795, $343,770, $1,826,861, $4,580,568 and $2,287,761 with respect to the Class C shares of the AllianceBernstein Tax-Managed Conservative Wealth Strategy, the AllianceBernstein Tax-Managed Balanced Wealth Strategy, the AllianceBernstein Tax-Managed Wealth Appreciation Strategy, the AllianceBernstein Conservative Wealth Strategy, the AllianceBernstein Balanced Wealth Strategy and the AllianceBernstein Wealth Appreciation Strategy, respectively, during the fiscal year ended August 31, 2009. For services rendered by ABI in connection with the distribution of Class C shares pursuant to the Plan applicable to such shares, ABI received $364,138, $830,932, $677,876, $2,553,084, $7,535,016 and $4,315,373
with respect to the Class C shares of the AllianceBernstein Tax-Managed Conservative Wealth Strategy, the AllianceBernstein Tax-Managed Balanced Wealth Strategy, the AllianceBernstein Tax-Managed Wealth Appreciation Strategy, the AllianceBernstein Conservative Wealth Strategy, the AllianceBernstein Balanced Wealth Strategy and the AllianceBernstein Wealth Appreciation Strategy, respectively, during the fiscal year ended August 31, 2008.

            For services rendered by ABI in connection with the distribution of Class R shares pursuant to the Plan applicable to such shares, ABI received $74,846, $126,233, and $93,998, with respect to the Class R shares of the AllianceBernstein Conservative Wealth Strategy, the AllianceBernstein Balanced Wealth Strategy and the AllianceBernstein Wealth Appreciation Strategy, respectively, during the fiscal year ended August 31, 2010. For services rendered by ABI in connection with the distribution of Class R shares pursuant to the Plan applicable to such shares, ABI received $52,019, $92,749, and $64,002, with respect to the Class R shares of the AllianceBernstein Conservative Wealth Strategy, the AllianceBernstein Balanced Wealth Strategy and the AllianceBernstein Wealth Appreciation Strategy, respectively, during the fiscal year ended August 31, 2009. For services rendered by ABI in connection with the distribution of Class R shares pursuant to the Plan applicable to such shares, ABI received $49,947, $81,312, and $78,669, with respect to the Class R shares of the AllianceBernstein Conservative Wealth Strategy, the AllianceBernstein Balanced Wealth Strategy and the AllianceBernstein Wealth Appreciation Strategy, respectively, during the fiscal year ended August 31, 2008.

            For services rendered by ABI in connection with the distribution of Class K shares pursuant to the Plan applicable to such shares, ABI received $12,779, $61,426, and $49,323, with respect to the Class K shares of the AllianceBernstein Conservative Wealth Strategy, the AllianceBernstein Balanced Wealth Strategy and the AllianceBernstein Wealth Appreciation Strategy, respectively, during the fiscal year ended August 31, 2010. For services rendered by ABI in connection with the distribution of Class K shares pursuant to the Plan applicable to such shares, ABI received $7,252, $31,922, and $30,077, with respect to the Class K shares of the AllianceBernstein Conservative Wealth Strategy, the AllianceBernstein Balanced Wealth Strategy and the AllianceBernstein Wealth Appreciation Strategy, respectively, during the fiscal year ended August 31, 2009. For services rendered by ABI in connection with the distribution of Class K shares pursuant to the Plan applicable to such shares, ABI received $4,582, $38,026, and $39,003, with respect to the Class K shares of the AllianceBernstein Conservative Wealth Strategy, the AllianceBernstein Balanced Wealth Strategy and the AllianceBernstein Wealth Appreciation Strategy, respectively, during the fiscal year ended August 31, 2008.

            The Strategies have not adopted a Plan with respect to Class I or Advisor Class shares.

            ABI has informed the Trust that expenses incurred by it under the Rule 12b-1 Plan and costs allocated to it in connection therewith for activities primarily intended to result in the sale of Class A, Class B, Class C, Class R, and Class K shares were as follows for the fiscal year ended August 31, 2010.

           ALLIANCEBERNSTEIN TAX-MANAGED CONSERVATIVE WEALTH STRATEGY
                      Amount of Expense and Allocated Cost
                   For the Fiscal Year Ended August 31, 2010

Category of Expense                         Class A       Class B       Class C
                                            Shares        Shares        Shares
--------------------------------------------------------------------------------
Advertising/Marketing                    $   77,976    $   398,095   $  102,999

Printing and Mailing of Prospectuses
and Semi-Annual and Annual Reports to
Other than Current Shareholders          $   72,485    $   167,665   $   44,463
Compensation to Underwriters             $1,700,916    $ 1,528,325   $  714,959
Compensation to Dealers                  $3,193,959    $ 6,125,776   $3,150,126
Compensation to Sales Personnel          $  674,941    $   269,936   $  182,872
Interest, Carrying or Other Financing
Charges                                  $        0    $   661,053   $   21,255
Other (includes personnel costs of
those home office employees involved
in the distribution effort,
travel-related expenses incurred by
the marketing personnel, conducting
seminars and printing sales
literature)                              $2,168,694    $ 2,305,592   $  952,732
Total                                    $7,888,971    $11,456,442   $5,169,406

             ALLIANCEBERNSTEIN TAX-MANAGED BALANCED WEALTH STRATEGY
                      Amount of Expense and Allocated Cost
                   For the Fiscal Year Ended August 31, 2010

Category of Expense                         Class A       Class B       Class C
                                            Shares        Shares        Shares
--------------------------------------------------------------------------------
Advertising/Marketing                    $   103,155    $   416,238  $  104,962

Printing and Mailing of Prospectuses
and Semi-Annual and Annual Reports to
Other than Current Shareholders          $   109,602    $   170,330  $   54,352
Compensation to Underwriters             $ 2,132,786    $ 1,456,696  $  837,068
Compensation to Dealers                  $ 4,945,704    $ 8,361,018  $4,851,818
Compensation to Sales Personnel          $   967,739    $   386,081  $  338,748
Interest, Carrying or Other Financing
Charges                                  $         0    $   904,260  $   37,526
Other (includes personnel costs of
those home office employees involved
in the distribution effort,
travel-related expenses incurred by
the marketing personnel, conducting
seminars and printing sales
literature)                              $ 2,767,519    $ 2,189,376  $1,061,801
Total                                    $11,026,505    $13,883,999  $7,286,275

           ALLIANCEBERNSTEIN TAX-MANAGED WEALTH APPRECIATION STRATEGY
                      Amount of Expense and Allocated Cost
                   For the Fiscal Year Ended August 31, 2010

Category of Expense                         Class A       Class B       Class C
                                            Shares        Shares        Shares
--------------------------------------------------------------------------------
Advertising/Marketing                    $    2,846     $      868   $    1,317

Printing and Mailing of Prospectuses
and Semi-Annual and Annual Reports to
Other than Current Shareholders          $    9,102     $    3,804   $    4,368
Compensation to Underwriters             $  671,921     $  137,934   $  291,862
Compensation to Dealers                  $1,497,513     $1,259,116   $2,301,293
Compensation to Sales Personnel          $  641,403     $   83,608   $  216,792
Interest, Carrying or Other Financing
Charges                                  $        0     $   80,011   $   11,037
Other (includes personnel costs of
those home office employees involved
in the distribution effort,
travel-related expenses incurred by
the marketing personnel, conducting
seminars and printing sales
literature)                              $  676,538     $  145,048   $  290,594
Total                                    $3,499,323     $1,710,389   $3,117,263

                 ALLIANCEBERNSTEIN CONSERVATIVE WEALTH STRATEGY
                      Amount of Expense and Allocated Cost
                   For the Fiscal Year Ended August 31, 2010

Category of Expense                         Class A       Class B       Class C      Class R   Class K
                                            Shares        Shares        Shares       Shares    Shares
------------------------------------------------------------------------------------------------------
Advertising/Marketing                    $     4,592    $     1,931  $     1,969   $    125    $    16

Printing and Mailing of Prospectuses
and Semi-Annual and Annual Reports to
Other than Current Shareholders          $    25,817    $    18,252  $    13,327   $    315    $    20
Compensation to Underwriters             $ 1,563,415    $   459,029  $   751,885   $ 59,188    $11,810
Compensation to Dealers                  $ 6,402,173    $ 9,348,936  $10,469,305   $259,549    $40,324
Compensation to Sales Personnel          $ 1,698,938    $   543,887  $   901,772   $ 41,601    $     0
Interest, Carrying or Other Financing
Charges                                  $         0    $   325,141  $    36,278   $      0    $     0
Other (includes personnel costs of
those home office employees involved
in the distribution effort,
travel-related expenses incurred by
the marketing personnel, conducting
seminars and printing sales
literature)                              $ 1,681,917    $   482,468  $   785,048   $ 66,369    $14,970
Total                                    $11,376,852    $11,179,644  $12,959,554   $427,147    $67,140

                                  ALLIANCEBERNSTEIN BALANCED WEALTH STRATEGY
                                     Amount of Expense and Allocated Cost
                                   For the Fiscal Year Ended August 31, 2010

Category of Expense                         Class A       Class B       Class C      Class R   Class K
                                            Shares        Shares        Shares       Shares    Shares
------------------------------------------------------------------------------------------------------
Advertising/Marketing                    $     8,351    $     3,299  $     3,298   $      0   $     24

Printing and Mailing of Prospectuses
and Semi-Annual and Annual Reports to
Other than Current Shareholders          $    86,873    $    63,312  $    43,346   $    234   $    325
Compensation to Underwriters             $ 3,250,898    $   970,493  $ 1,335,822   $ 87,570   $ 50,997
Compensation to Dealers                  $19,174,553    $30,105,560  $27,991,120   $399,782   $196,805
Compensation to Sales Personnel          $ 4,983,335    $ 1,722,272  $ 2,205,343   $ 75,891   $ 62,182
Interest, Carrying or Other Financing
Charges                                  $         1    $ 1,020,814  $    91,680   $      0   $      0
Other (includes personnel costs of
those home office employees involved
in the distribution effort,
travel-related expenses incurred by
the marketing personnel, conducting
seminars and printing sales
literature)                              $ 3,515,506    $ 1,013,113  $ 1,414,753   $100,400   $ 55,431
Total                                    $31,019,517    $34,898,863  $33,085,362   $663,877   $365,764

                 ALLIANCEBERNSTEIN WEALTH APPRECIATION STRATEGY
                      Amount of Expense and Allocated Cost
                   For the Fiscal Year Ended August 31, 2010

Category of Expense                         Class A       Class B       Class C      Class R   Class K
                                            Shares        Shares        Shares       Shares    Shares
------------------------------------------------------------------------------------------------------
Advertising/Marketing                    $     5,252    $     2,437  $     2,111   $      0    $     27

Printing and Mailing of Prospectuses
and Semi-Annual and Annual Reports to
Other than Current Shareholders          $    67,173    $    47,026  $    34,389   $    366    $     53
Compensation to Underwriters             $ 1,774,226    $   542,484  $   765,687   $ 47,333    $ 20,945
Compensation to Dealers                  $10,585,038    $14,787,643  $15,476,947   $318,886    $166,728
Compensation to Sales Personnel          $ 2,835,503    $   839,475  $ 1,182,922   $ 48,531    $ 20,535
Interest, Carrying or Other Financing
Charges                                  $         0    $   528,607  $    50,301   $      0    $      0
Other (includes personnel costs of
those home office employees involved
in the distribution effort,
travel-related expenses incurred by
the marketing personnel, conducting
seminars and printing sales
literature)                              $ 1,849,441    $   558,914  $   787,795   $ 52,917    $ 23,003
Total                                    $17,116,633    $17,306,586  $18,300,152   $468,033    $231,291

Transfer Agency Arrangements
----------------------------


            ABIS, an indirect wholly-owned subsidiary of the Adviser located principally at 8000 IH 10 W, 4th Floor, San Antonio, Texas 78230 receives a transfer agency fee per account holder of each of the Class A shares, Class B shares, Class C shares and Class R shares of the Trust plus reimbursement for out-of-pocket expenses. The transfer agency fee with respect to the Class B and Class C shares is higher than the transfer agency fee with respect to the Class A and Class R shares, reflecting the additional costs associated with the Class B and Class C contingent deferred sales charges ("CDSCs"). For the fiscal year or period ended August 31, 2010, the AllianceBernstein Tax-Managed Conservative Wealth Strategy, the AllianceBernstein Tax-Managed Balanced Wealth Strategy, the AllianceBernstein Tax-Managed Wealth Appreciation Strategy, the AllianceBernstein Conservative Wealth Strategy, the AllianceBernstein Balanced Wealth Strategy and the AllianceBernstein Wealth Appreciation Strategy paid ABIS $54,839, $133,721, $138,436, $299,545, $1,056,845 and $982,422, respectively, in transfer agency fees.


            ABIS acts as the transfer agent for the Strategies. ABIS registers the transfer, issuance and redemption of Strategy shares and disburses dividends and other distributions to Strategy shareholders.


            Many Strategy shares are owned by selected dealers or selected agents, as defined below, financial intermediaries or other financial representatives ("financial intermediaries") for the benefit of their customers. In those cases, the Strategies often do not maintain an account for you. Thus, some or all of the transfer agency functions for these accounts are performed by the financial intermediaries. The Strategies, ABI and/or the Adviser pay to these financial intermediaries, including those that sell shares of the AllianceBernstein Mutual Funds, fees for sub-transfer agency and related recordkeeping services in amounts ranging up to $19 per customer fund account per annum. Retirement plans may also hold Strategy shares in the name of the plan, rather than the participant. Plan recordkeepers, who may have affiliated financial intermediaries who sell shares of the Strategies, may be paid for each plan participant fund account in amounts up to $19 per account per annum and/or up to 0.25% per annum of the average daily assets held in the plan. To the extent any of these payments for recordkeeping services, transfer agency services or retirement plan accounts are made by the Strategies, they are included in your Prospectus in the Strategy expense tables under "Fees and Expenses of the Strategies." In addition, financial intermediaries may be affiliates of entities that receive compensation from the Adviser or ABI for maintaining retirement plan "platforms" that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.


            Because financial intermediaries and plan recordkeepers may be paid varying amounts per class for sub-transfer agency and related recordkeeping services, the service requirements of which may also vary by class, this may create an additional incentive for financial intermediaries and their financial advisors to favor one fund complex over another or one class of shares over another.

Codes of Ethics and Proxy Voting Policies and Procedures
--------------------------------------------------------


            The Strategies, the Adviser and ABI have each adopted codes of ethics pursuant to Rule 17j-1 of the 1940 Act. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Strategies. The Strategies have adopted the Adviser's proxy voting policies and procedures. The Adviser's proxy voting policies and procedures are attached as Appendix A.


            Information regarding how each Strategy voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 227-4618; or on or through the Strategies' website at www.AllianceBernstein.com; or both; and (2) on the Commission's website at www.sec.gov.

--------------------------------------------------------------------------------

                               PURCHASE OF SHARES

--------------------------------------------------------------------------------

            The following information supplements that set forth in the Prospectuses under the heading "Investing in the Strategies."


            Effective January 31, 2009, sales of Class B shares of the Strategies to new investors were suspended. Class B shares are only issued (i) upon the exchange of Class B shares from another AllianceBernstein Fund, (ii) for purposes of dividend reinvestment, (iii) through the Strategy's Automatic Investment Program for accounts that established the Program prior to January 31, 2009, and (iv) for purchase of additional Class B shares by Class B shareholders as of January 31, 2009. The ability to establish a new Automatic Investment Program for accounts containing Class B shares was suspended as of Janaury 31, 2009.


General
-------


            Shares of the Strategies are offered on a continuous basis at a price equal to their NAV, plus an initial sales charge at the time of purchase (the "Class A shares"), with a CDSC (the "Class B shares"), without any initial sales charge or, as long as the shares are held for one year or more, without any CDSC (the "Class C shares"), to group retirement plans eligible to purchase Class R shares, without any initial sales charge or CDSC (the "Class R shares"), to group retirement plans eligible to purchase Class K shares, without any initial sales charge or CDSC (the "Class K shares"), to group retirement plans and certain investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates eligible to purchase Class I shares, without any initial sales charge or CDSC (the "Class I shares"), or to investors eligible to purchase Advisor Class shares, without any initial sales charge or CDSC (the "Advisor Class shares"), in each case as described below. "Group retirement plans" are defined as 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of a Strategy. All of the classes of shares of each Strategy, except the Advisor Class shares and Class I shares, are subject to Rule 12b-1 asset-based sales charges. Shares of the Strategies that are offered subject to a sales charge are offered on a continuous basis through (i) investment dealers that are members of the Financial Industry Regulatory Authority (FINRA) and have entered into selected dealer agreements with ABI ("selected dealers"), (ii) depository institutions and other financial intermediaries or their affiliates that have entered into selected agent agreements with ABI ("selected agents"), and (iii) ABI. The Tax-Managed Strategies do not offer Class R, K or I shares.


            Investors may purchase shares of the Strategies through financial intermediaries or directly through ABI. A transaction, service, administrative or other similar fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of shares made through the financial intermediary. Such financial intermediary may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Strategy, including requirements as to classes of shares available through that financial intermediary and the minimum initial and subsequent investment amounts. The Strategies are not responsible for, and have no control over, the decision of any financial intermediary to impose such differing requirements. Sales personnel of financial intermediaries distributing the Strategies' shares may receive differing compensation for selling different classes of shares.

            In order to open your account, a Strategy or your financial intermediary is required to obtain certain information from you for identification purposes. This information may include name, date of birth, permanent residential address and social security/taxpayer identification number. It will not be possible to establish your account without this information. If a Strategy or your financial intermediary is unable to verify the information provided, your account may be closed and other appropriate action may be taken as permitted by law.


Frequent Purchases and Sales of Strategy Shares
-----------------------------------------------

            The Trustees have adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Strategy shares or excessive or short-term trading that may disadvantage long-term Strategy shareholders. These policies are described below. There is no guarantee that the Strategies will be able to detect excessive or short-term trading and to identify shareholders engaged in such practices, particularly with respect to transactions in omnibus accounts. Shareholders should be aware that application of these policies may have adverse consequences, as described below, and avoid frequent trading in Strategy shares through purchases, sales and exchanges of shares. Each Strategy reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.


            Risks Associated With Excessive or Short-Term Trading Generally. While the Strategies will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a Strategy's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of the Strategy shares, especially involving large dollar amounts, may disrupt efficient portfolio management and cause a Strategy to sell shares at inopportune times to accommodate redemptions relating to short-term trading. In particular, a Strategy may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. In addition, a Strategy may incur increased administrative and other expenses due to excessive or short-term trading, including increased brokerage costs and realization of taxable capital gains.

            Strategies that may invest significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a Strategy calculates its NAV at 4:00 p.m., Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Strategy share prices that are based on closing prices of foreign securities established some time before the Strategy calculates its own share price (referred to as "time zone arbitrage"). The Strategies have procedures, referred to as fair value pricing, designed to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time a Strategy calculates its NAV. While there is no assurance, the Strategies expect that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder's ability to engage in time zone arbitrage to the detriment of other Strategy shareholders.

            A shareholder engaging in a short-term trading strategy may also target a Strategy that does not invest primarily in foreign securities. Any Strategy that invests in securities that are, among other things, thinly traded, traded infrequently or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). The Strategies may be adversely affected by price arbitrage.


            Policy Regarding Short-Term Trading. Purchases and exchanges of shares of the Strategies should be made for investment purposes only. The Strategies will seek to prevent patterns of excessive purchases and sales or exchanges of Strategy shares. The Strategies seek to prevent such practices to the extent they are detected by the procedures described below. The Strategies reserve the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.


      o Transaction Surveillance Procedures. The Strategies, through their agents, ABI and ABIS, maintain surveillance procedures to detect excessive or short-term trading in Strategy shares. This surveillance process involves several factors, which include scrutinizing transactions in Strategy shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Strategy shares during any 90-day period or purchases of shares followed by a sale within 90 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Strategies may consider trading activity in multiple accounts under common ownership, control, or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances.

      o Account Blocking Procedures. If the Strategies determine, in their sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the relevant Strategy account(s) will be immediately "blocked" and no future purchase or exchange activity will be permitted. However, sales of Strategy shares back to a Strategy or redemptions will continue to be permitted in accordance with the terms of the Strategy's current Prospectus. As a result, unless the shareholder redeems his or her shares, which may have consequences if the shares have declined in value, a CDSC is applicable or adverse tax consequences may result, the shareholder may be "locked" into an unsuitable investment. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the internet or by phone, may also be suspended. A blocked account will generally remain blocked unless and until the account holder or the associated broker, dealer or other financial intermediary provides evidence or assurance acceptable to the Strategy that the account holder did not or will not in the future engage in excessive or short-term trading.

      o Applications of Surveillance Procedures and Restrictions to Omnibus Accounts. Omnibus account arrangements are common forms of holding shares of the Strategies, particularly among certain brokers, dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Strategies apply their surveillance procedures to these omnibus account arrangements. As required by Commission rules, the Strategies have entered into agreements with all of their financial intermediaries that require the financial intermediaries to provide the Strategies, upon the request of the Strategies or their agents, with individual account level information about their transactions. If the Strategies detect excessive trading through their monitoring of omnibus accounts, including trading at the individual account level, the financial intermediaries will also execute instructions from the Strategies to take actions to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Strategy shares. For certain retirement plan accounts, the Strategies may request that the retirement plan or other intermediary revoke the relevant participant's privilege to effect transactions in Strategy shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail).

            Risks to Shareholders Resulting From Imposition of Account Blocks in Response to Excessive Short-Term Trading Activity. A shareholder identified as having engaged in excessive or short-term trading activity whose account is "blocked" and who may not otherwise wish to redeem his or her shares effectively may be "locked" into an investment in a Strategy that the shareholder did not intend to hold on a long-term basis or that may not be appropriate for the shareholder's risk profile. To rectify this situation, a shareholder with a "blocked" account may be forced to redeem Strategy shares, which could be costly if, for example, these shares have declined in value, the shareholder recently paid an initial sales charge or the shares are subject to a CDSC, or the sale results in adverse tax consequences to the shareholder. To avoid this risk, a shareholder should carefully monitor the purchases, sales, and exchanges of Strategy shares and avoid frequent trading in Strategy shares.

            Limitations on Ability to Detect and Curtail Excessive Trading Practices. Shareholders seeking to engage in excessive or short-term trading activities may deploy a variety of strategies to avoid detection and, despite the efforts of the Strategies and their agents to detect excessive or short duration trading in Strategy shares, there is no guarantee that the Strategies will be able to identify these shareholders or curtail their trading practices. In particular, the Strategies may not be able to detect excessive or short-term trading in Strategy shares attributable to a particular investor who effects purchase and/or exchange activity in Strategy shares through omnibus accounts. Also, multiple tiers of these entities may exist, each utilizing an omnibus account arrangement, which may further compound the difficulty of detecting excessive or short duration trading activity in Strategy shares.


Purchase of Shares
------------------


            Each Strategy reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons. If a Strategy suspends the sale of its shares, shareholders will not be able to acquire its shares, including through an exchange.


            The public offering price of shares of the Strategies is their NAV, plus, in the case of Class A shares of the Strategy, a sales charge. On each Strategy business day on which a purchase or redemption order is received by a Strategy and trading in the types of securities in which the Strategy invests might materially affect the value of Strategy shares, the NAV per share is computed as of the next close of regular trading on the Exchange (currently 4:00 p.m., Eastern time) by dividing the value of the total assets attributable to a class, less its liabilities, by the total number of its shares then outstanding. A Strategy business day is any day on which the Exchange is open for trading.

            The respective NAVs of the various classes of shares of a Strategy are expected to be substantially the same. However, the NAVs of the Class B, Class C, Class R, Class K and Class I shares will generally be slightly lower than the NAV of the Class A and Advisor Class shares as a result of the differential daily expense accruals of the higher distribution and, in some cases, transfer agency fees applicable with respect to those classes of shares.


            The Strategies will accept unconditional orders for their shares to be executed at the public offering price equal to their NAV next determined (plus, if applicable, Class A sales charges), as described below. Orders received by ABI prior to the close of regular trading on the Exchange on each day the Exchange is open for trading are priced at the NAV computed as of the close of regular trading on the Exchange on that day (plus, if applicable, Class A sales charges). In the case of orders for purchase of shares placed through financial intermediaries the applicable public offering price will be the NAV as so determined, but only if the financial intermediary receives the order prior to the close of regular trading on the Exchange. The financial intermediary is responsible for transmitting such orders by a prescribed time to the Strategies or its transfer agent. If the financial intermediary fails to do so, the investor will not receive that day's NAV. If the financial intermediary receives the order after the close of regular trading on the Exchange, the price received by the investor will be based on the NAV determined as of the close of regular trading on the Exchange on the next day it is open for trading.

            Each Strategy may, at its sole option, accept securities as payment for shares of the Strategy if the Adviser believes that the securities are appropriate investments for the Strategy. The securities are valued by the method described under "Net Asset Value" below as of the date the Strategy receives the securities and corresponding documentation necessary to transfer the securities to the Strategy. This is a taxable transaction to the shareholder.

            Following the initial purchase of the Strategy's shares, a shareholder may place orders to purchase additional shares by telephone if the shareholder has completed the appropriate portion of the Mutual Fund Application or an "Autobuy" application, both of which may be obtained by calling the "For Literature" telephone number shown on the cover of this SAI. Except with respect to certain omnibus accounts, telephone purchase orders may not exceed $500,000. Payment for shares purchased by telephone can be made only by electronic funds transfer from a bank account maintained by the shareholder at a bank that is a member of the National Automated Clearing House Association ("NACHA"). Telephone purchase requests must be received before 4:00 p.m., Eastern time, on a Strategy business day to receive that day's public offering price. Telephone purchase requests received after 4:00 p.m., Eastern time, on a Strategy business day are automatically placed the following Strategy business day, and the applicable public offering price will be the public offering price determined as of the close of business on such following business day.

            Full and fractional shares are credited to a shareholder's account in the amount of his or her subscription. As a convenience, and to avoid unnecessary expense to the Strategy, the Strategies will not issue share certificates representing shares of a Strategy. Ownership of a Strategy's shares will be shown on the books of the Strategy's transfer agent. Lost certificates will not be replaced with another certificate but will be shown on the books of the Strategy's transfer agent. This facilitates later redemption and relieves the shareholder of the responsibility for and inconvenience of lost or stolen certificates.

            The Adviser may make cash payments from time to time from its own resources to financial intermediaries in connection with the sale of shares of the Strategies. Such payments, which are sometimes referred to as revenue sharing, may be associated with the status of a Strategy on a financial intermediary's preferred list of funds or otherwise associated with the financial intermediary's marketing and other support activities, such as client education meetings, relating to a Strategy. ABI pays a discount or commission to financial intermediaries in connection with their sale of shares of the Strategies, as described above. In addition to this discount or commission, ABI may, from time to time, pay additional cash or other incentives to financial intermediaries in connection with the sale of shares of the Strategies. Such cash or other incentives may take the form of payment for attendance by individual registered representatives at seminars, meals, sporting events or theater performances, or payment for travel, lodging and entertainment incurred in connection with travel taken by persons associated with a financial intermediary to locations within or outside the United States.


            Each class of shares of a Strategy represents an interest in the same portfolio of investments of the relevant Strategy, have the same rights and are identical in all respects, except that (i) Class A shares of each Strategy bear the expense of the initial sales charge (or CDSC when applicable) and Class B shares and Class C shares of each Strategy bear the expense of the CDSC, (ii) Class B shares, Class C shares and Class R shares of each Strategy each bear the expense of a higher distribution services fee than that borne by Class A shares and Class K shares of each Strategy, and Advisor Class shares and Class I shares do not bear such a fee (iii) Class B shares and Class C shares of each Strategy bear higher transfer agency costs than those borne by Class A shares, Class R shares, Advisor Class shares, Class K shares and Class I shares of each Strategy, (iv) Class B shares of each Strategy are subject to a conversion feature and will convert to Class A shares under certain circumstances, and (v) each of Class A, Class B, Class C, Class R shares and Class K shares of each Strategy has exclusive voting rights with respect to provisions of the Rule 12b-1 Plan pursuant to which its distribution services fee is paid and other matters for which separate class voting is appropriate under applicable law, provided that, if a Strategy submits to a vote of the Class A shareholders, an amendment to the Rule 12b-1 Plan that would materially increase the amount to be paid thereunder with respect to the Class A shares of that Strategy, then such amendment will also be submitted to the Class B shareholders of that Strategy because the Class B shares convert to Class A shares under certain circumstances and the Class A and Class B shareholders will vote separately by class.


            The Trustees of the Trust have determined that currently no conflict of interest exists between or among the classes of shares of any respective Strategy. On an ongoing basis, the Trustees of the Trust, pursuant to their fiduciary duties under the 1940 Act and state law, will seek to ensure that no such conflict arises.

Alternative Purchase Arrangements
---------------------------------

            Classes A, B and C Shares. Class A, Class B and Class C shares have the following alternative purchase arrangements: Class A shares are generally offered with an initial sales charge, Class B shares are generally offered with a CDSC and Class C shares are sold to investors choosing the asset-based sales charge alternative. Special purchase arrangements are available for group retirement plans. See "Alternative Purchase Arrangements - Group Retirement Plans and Tax-Deferred Accounts" below. These alternative purchase arrangements permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Strategies, the accumulated distribution services fee and CDSC on Class B shares prior to conversion, or the accumulated distribution services fee and CDSC on Class C shares, would be less than the initial sales charge and accumulated distribution services fee on Class A shares purchased at the same time, and to what extent any such differential would be offset by the higher return of Class A shares. Class A shares will normally be more beneficial than Class B shares to the investor who qualifies for reduced initial sales charges on Class A shares, as described below. In this regard, ABI will reject any order (except orders from certain group retirement plans) for more than $100,000 of Class B shares (see "Alternative Purchase Arrangements - Group Retirement Plans and Tax-Deferred Accounts"). Class C shares will normally not be suitable for the investor who qualifies to purchase Class A shares at NAV. For this reason, ABI will reject any order for more than $1,000,000 of Class C shares.

            Class A shares are subject to a lower distribution services fee and, accordingly, pay correspondingly higher dividends per share than Class B shares or Class C shares. However, because initial sales charges are deducted at the time of purchase, most investors purchasing Class A shares would not have all their funds invested initially and, therefore, would initially own fewer shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution charges on Class B shares or Class C shares may exceed the initial sales charge on Class A shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such initial sales charges, not all their funds will be invested initially.

            Other investors might determine, however, that it would be more advantageous to purchase Class B shares or Class C shares in order to have all their funds invested initially, although remaining subject to higher continuing distribution charges and being subject to a CDSC for a four-year and one-year period, respectively. For example, based on current fees and expenses, an investor subject to the 4.25% initial sales charge on Class A shares would have to hold his or her investment approximately seven years for the Class C distribution services fee to exceed the initial sales charge plus the accumulated distribution services fee on Class A shares. In this example, an investor intending to maintain his or her investment for a longer period might consider purchasing Class A shares. This example does not take into account the time value of money, which further reduces the impact of the Class C distribution services fees on the investment, fluctuations in NAV or the effect of different performance assumptions.

            Those investors who prefer to have all of their funds invested initially but may not wish to retain Strategy shares for the period during which Class B shares are subject to a CDSC may find it more advantageous to purchase Class C shares.


            During the fiscal years ended August 31, 2010, August 31, 2009 and August 31, 2008, the aggregate amounts of underwriting commissions payable with respect to shares of the AllianceBernstein Tax-Managed Conservative Wealth Strategy were $261,724, $262,194 and $469,913, respectively. Of those amounts, ABI retained $19,144, $18,644 and $35,308, respectively, representing that portion of the sales charges paid on Class A shares which was not reallocated to selected dealers. During the Strategy's fiscal years ended August 31, 2010, August 31, 2009 and August 31, 2008, ABI received CDSCs of $63, $1,352 and $616, respectively, on Class A shares, $9,966, $22,383 and $37,668, respectively, on Class B shares and $1,830, $13,423 and $14,698, respectively, on Class C shares.

            During the fiscal years ended August 31, 2010, August 31, 2009 and August 31, 2008, the aggregate amounts of underwriting commissions payable with respect to shares of the AllianceBernstein Tax-Managed Balanced Wealth Strategy were $384,765, $496,529 and $927,200, respectively. Of those amounts, ABI retained $28,214, $37,310 and $65,557, respectively, representing that portion of the sales charges paid on Class A shares which was not reallocated to selected dealers. During the Strategy's fiscal years ended August 31, 2010, August 31, 2009 and August 31, 2008, ABI received CDSCs of $3,151, $4,665 and $15,475, respectively, on Class A shares, $28,570, $59,540 and $59,833, respectively, on Class B shares, and $2,919, $10,016 and $16,941, respectively, on Class C shares.

            During the fiscal years ended August 31, 2010, August 31, 2009 and August 31, 2008, the aggregate amount of underwriting commissions payable with respect to shares of the AllianceBernstein Tax-Managed Wealth Appreciation Strategy were $107,678, $187,168 and $581,868. Of that amount, ABI retained $7,865, $13,025 and $41,078, representing that portion of the sales charges paid on Class A shares which were not reallocated to selected dealers. During the fiscal years ended August 31, 2010, August 31, 2009 and August 31, 2008, ABI received CDSCs of $2,338, $1,223 and $2,733, respectively, on Class A shares, $8,990, $22,464 and $38,563, respectively, on Class B shares, and $1,670, $3,610 and $11,167, respectively, on Class C shares.

            During the fiscal years ended August 31, 2010, August 31, 2009 and August 31, 2008, the aggregate amount of underwriting commissions payable with respect to shares of the AllianceBernstein Conservative Wealth Strategy were $1,529,372, $1,700,148 and $4,106,250. Of that amount, ABI retained $101,099,
$113,797 and $282,923, representing that portion of the sales charges paid on Class A shares which was not reallocated to selected dealers. During the fiscal years ended August 31, 2010, August 31, 2009 and August 31, 2008, ABI received CDSCs of $9,786, $18,205 and $21,126, respectively, on Class A shares, $176,342, $577,218 and $423,932, respectively, on Class B shares, and $16,402, $86,303 and $138,175, respectively, on Class C shares.

            During the fiscal years ended August 31, 2010, August 31, 2009 and August 31, 2008, the aggregate amount of underwriting commissions payable with respect to shares of the AllianceBernstein Balanced Wealth Strategy were $4,791,460, $3,918,633 and $9,489,655. Of that amount, ABI retained $311,508,
$259,309 and $648,047, representing that portion of the sales charges paid on Class A shares which was not reallocated to selected dealers. During the fiscal years ended August 31, 2010, August 31, 2009 and August 31, 2008, ABI received CDSCs of $33,021, $10,805 and $52,560, respectively, on Class A shares, $421,115, $1,021,199 and $1,277,460, respectively, on Class B shares, and $27,273, $91,845 and $218,122, respectively, on Class C shares.

            During the fiscal years ended August 31, 2010, August 31, 2009 and August 31, 2008, the aggregate amount of underwriting commissions payable with respect to shares of the AllianceBernstein Wealth Appreciation Strategy were $1,561,917, $1,661,189 and $5,360,715. Of that amount, ABI retained $93,116,
$100,390 and $340,638, representing that portion of the sales charges paid on Class A shares which was not reallocated to selected dealers. During the fiscal years ended August 31, 2010, August 31, 2009 and August 31, 2008, ABI received CDSCs of $16,153, $9,428 and $25,481, respectively, on Class A shares, $193,114, $369,370 and $592,759, respectively, on Class B shares, and $25,084, $48,957 and $118,784, respectively, on Class C shares.


Class A Shares
--------------

            The public offering price of Class A shares is the NAV plus a sales charge, as set forth below:

                                                                 Discount or
                                                                 Commission
                                                                to Dealers or
                              As % of Net      As % of            Agents of
                                Amount        the Public         up to % of
Amount of Purchase             Invested     Offering Price     Offering Price
-----------------------------------------------------------------------------
Up to $100,000                   4.44%          4.25%               4.00%
$100,000 up to $250,000          3.36%          3.25%               3.00%
$250,000 up to $500,000          2.30%          2.25%               2.00%
$500,000 up to $1,000,000*       1.78%          1.75%               1.50%

-------------------
*      There is no initial sales charge on transactions of $1,000,000 or more.

            All or a portion of the initial sales charge may be paid to your financial representative. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a CDSC of up to 1%. The CDSC on Class A shares will be waived on certain redemptions, as described below under "Contingent Deferred Sales Charge."

            No initial sales charge is imposed on Class A shares issued (i) pursuant to the automatic reinvestment of income dividends or capital gains distributions, or (ii) in exchange for Class A shares of other AllianceBernstein Mutual Funds (as that term is defined under "Combined Purchase Privilege" below), except that an initial sales charge will be imposed on Class A shares issued in exchange for Class A shares of AllianceBernstein Exchange Reserves that were purchased for cash without the payment of an initial sales charge and without being subject to a CDSC, or (iii) upon the automatic conversion of Class B shares as described below under "Class B Shares - Conversion Feature". The Strategies receive the entire NAV of their Class A shares sold to investors. ABI's commission is the sales charge shown in the Prospectuses less any applicable discount or commission "reallowed" to selected dealers and agents. ABI will reallow discounts to selected dealers and agents in the amounts indicated in the table above. In this regard, ABI may elect to reallow the entire sales charge to selected dealers and agents for all sales with respect to which orders are placed with ABI. A selected dealer who receives a reallowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the Securities Act.

            In addition to the circumstances described above, certain types of investors may be entitled to pay no initial sales charge in certain circumstances described below.

            Class A Shares - Sales at NAV. Each Strategy may sell its Class A shares at NAV (i.e., without any initial sales charge) to certain categories of investors including:

            (i) investment management clients of the Adviser or its affiliates, including clients and prospective clients of the Adviser's AllianceBernstein Institutional Investment Management Division;


            (ii) officers and present or former Trustees of the Trust or other investment companies managed by the Adviser, officers, directors, and present or retired full-time employees and former employees (for subsequent investment in accounts established during the course of their employment) of the Adviser, ABI, ABIS and their affiliates, officers, directors and present full-time employees of selected dealers or agents,or the spouse, sibling, direct ancestor or direct descendant (collectively, "relatives"), of any such person; or any trust, individual retirement account or retirement plan account for the benefit of any such person;

            (iii) the Adviser, ABI, ABIS, and their affiliates; certain employee benefit plans for employees of the Adviser, ABI, ABIS and their affiliates;


            (iv) persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI, under which such persons pay an asset-based fee for service in the nature of investment advisory or administrative services;

            (v) certain retirement plan accounts as described under "Alternative Purchase Arrangements-Group Retirement Plans and Tax-Deferred Accounts"; and

            (vi) current Class A shareholders of AllianceBernstein Mutual Funds and investors who receive a "Fair Funds Distribution" (a "Distribution") resulting from a Commission enforcement action against the Adviser and current Class A shareholders of AllianceBernstein Mutual Funds who receive a Distribution resulting from any Commission enforcement action related to trading in shares of AllianceBernstein Mutual Funds who, in each case, purchase shares of an AllianceBernstein Mutual Fund from ABI through deposit with ABI of the Distribution check.

Class B Shares


            Effective January 31, 2009, sales of Class B shares of the Strategies to new investors were suspended. Class B shares will only be issued
(i) upon the exchange of Class B shares from another AllianceBernstein Fund,
(ii) for purposes of dividend reinvestment, (iii) through the Strategies' Automatic Investment Program for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional Class B shares by Class B shareholders as of January 31, 2009. The ability to establish a new Automatic Investment Program for accounts containing Class B shares was suspended as of January 31, 2009.





            Investors may purchase Class B shares at the public offering price equal to the NAV per share of the Class B shares on the date of purchase without the imposition of a sales charge at the time of purchase. The Class B shares are sold without an initial sales charge so that the Strategies will receive the full amount of the investor's purchase payment.


            Conversion Feature. Eight years after the end of the calendar month in which the shareholder's purchase order was accepted, Class B shares will automatically convert to Class A shares and will no longer be subject to a higher distribution services fee. Such conversion will occur on the basis of the relative NAVs of the two classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to reduce the distribution services fee paid by holders of Class B shares that have been outstanding long enough for ABI to have been compensated for distribution expenses incurred in the sale of the shares.

            For purposes of conversion to Class A shares, Class B shares purchased through the reinvestment of dividends and distributions paid in respect of Class B shares in a shareholder's account will be considered to be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A shares, an equal pro-rata portion of the Class B shares in the sub-account will also convert to Class A.

            The conversion of Class B shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Class B shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Class B shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the higher distribution services fee for an indefinite period, which may extend beyond the period ending eight years after the end of the calendar month in which the shareholder's purchase order was accepted.

Class C Shares
--------------

            Investors may purchase Class C shares at the public offering price equal to the NAV per share of the Class C shares on the date of purchase without the imposition of a sales charge either at the time of purchase or, as long as the shares are held for one year or more, upon redemption. Class C shares are sold without an initial sales charge, so that a Strategy will receive the full amount of the investor's purchase payment and, as long as the shares are held for one year or more, without a CDSC so that the investor will receive as proceeds upon redemption the entire NAV of his or her Class C shares. The Class C distribution services fee enables a Strategy to sell Class C shares without either an initial sales charge or CDSC, as long as the shares are held for one year or more. Class C shares do not convert to any other class of shares and incur higher distribution services fees and transfer agency costs than Class A shares and Advisor Class shares. Class C shares will thus have a higher expense ratio and pay correspondingly lower dividends than Class A shares and Advisor Class shares.

            Contingent Deferred Sales Charge. Class B shares that are redeemed within four years of purchase will be subject to a CDSC at the rates set forth below charged as a percentage of the dollar amount subject thereto. Class A share purchases of $1,000,000 or more and Class C shares that are redeemed within one year of purchase will be subject to a CDSC of 1%, as are Class A share purchases by certain group retirement plans (see "Alternative Purchase Arrangements - Group Retirement Plans and Tax-Deferred Accounts" below). The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their NAV at the time of redemption. Accordingly, no sales charge will be imposed on increases in NAV above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

            To illustrate, assume that an investor purchased 100 Class B shares at $10 per share (at a cost of $1,000) and in the second year after purchase the NAV per share is $12 and, during such time, the investor has acquired 10 additional Class B shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 Class B shares (proceeds of $600), 10 Class B shares will not be subject to any charge because of dividend reinvestment. With respect to the remaining 40 Class B shares, the charge is applied only to the original cost of $10 per share and not to the increase in NAV of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 3.0% (the applicable rate in the second year after purchase, as set forth below).

            For Class B shares, the amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares and the date of redemption of such shares.

                                         Contingent Deferred Sales Charge
                                           for the Strategies as a % of
Years Since Subject to Purchase           Dollar Amount Subject to Charge
---------------------------------------------------------------------------
First                                                 4.00%
Second                                                3.00%
Third                                                 2.00%
Fourth                                                1.00%
Fifth and Thereafter                                  None

            In determining the CDSC applicable to a redemption of Class B and Class C shares, it will be assumed that the redemption consists first, of any shares that are not subject to a CDSC (for example, because the shares were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge. When shares acquired in an exchange are redeemed, the applicable CDSC and conversion schedules will be the schedules that applied at the time of the original purchase by the shareholder of shares of the corresponding class of the relevant AllianceBernstein Mutual Fund purchased. If you redeem your shares and directly invest the proceeds in units of CollegeBoundfund, the CDSC will apply to the units of CollegeBoundfund. The CDSC period begins with the date of your original purchase, not the date of exchange for the other Class B shares or Class C shares, as applicable, or purchase of CollegeBoundfund units.

            Proceeds from the CDSC are paid to ABI and are used by ABI to defray the expenses of ABI related to providing distribution-related services to the Strategies in connection with the sale of the shares of the Strategies, such as the payment of compensation to selected dealers and agents for selling shares of the Strategies. The combination of the CDSC and the distribution services fee enables the Strategies to sell shares without a sales charge being deducted at the time of purchase.


      The CDSC is waived on redemptions of shares (i) following the death or disability, as defined in the United States Internal Revenue Code of 1986, as amended, and the rules and regulations thereunder (the "Code"), of a shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has attained the age of 70 1/2, (iii) that had been purchased by present or former Trustees of the Trust, by a relative of any such person, by any trust, individual retirement account or retirement plan account for the benefit of any such person or relative, or by the estate of any such person or relative, (iv) pursuant to, and in accordance with, a systematic withdrawal plan (see "Sales Charge Reduction Programs - Systematic Withdrawal Plan" below), (v) to the extent that the redemption is necessary to meet a plan participant's or beneficiary's request for a distribution or loan from a group retirement plan or to accommodate a plan participant's or beneficiary's direction to reallocate his or her plan account among other investment alternatives available under a group retirement plan, or (vi) that had been purchased with proceeds from a Distribution resulting from any Commission enforcement action related to trading in shares of AllianceBernstein Mutual Funds through deposit with ABI of the Distribution check. The CDSC is also waived for (i) permitted exchanges of shares, (ii) holders of Class A shares who purchased $1,000,000 or more of Class A shares where the participating broker or dealer involved in the sale of such shares waived the commission it would normally receive from ABI or (iii) Class C shares sold through programs offered by financial intermediaries and approved by ABI where such programs offer only shares that are not subject to a CDSC, where the financial intermediary establishes a single omnibus account for a Strategy, or in the case of a group retirement plan, a single account for each plan, and where no advance commission is paid to any financial intermediary in connection with the purchase of such shares.


Class R Shares
--------------

            Class R shares are offered only to group retirement plans that have plan assets of up to $10 million. Class R shares are not available to retail non-retirement accounts, traditional or Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans and to AllianceBernstein sponsored retirement products. Class R shares incur a 0.50% distribution services fee and thus have a higher expense ratio than Class A Shares, Class K shares and Class I shares and pay correspondingly lower dividends than Class A shares, Class K shares and Class I shares.

Class K Shares
--------------

            Class K shares are available at NAV to group retirement plans that have plan assets of at least $1 million. Class K shares generally are not available to retail non-retirement accounts, traditional and ROTH IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans and AllianceBernstein sponsored retirement products. Class K shares do not have an initial sales charge or CDSC but incur a 0.25% distribution services fee and thus have a lower expense ratio than Class R shares and pay correspondingly higher dividends than Class R shares and have a higher expense ratio than Class I shares and pay correspondingly lower dividends than Class I shares.

Class I Shares
--------------

            Class I shares are available at NAV to all group retirement plans that have plan assets in excess of $10 million and to certain related group retirement plans with plan assets of less than $10 million in assets if the sponsor of such plans has at least one group retirement plan with plan assets in excess of $10 million that invests in Class I shares and to certain investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates. Class I shares generally are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans and AllianceBernstein sponsored retirement products. Class I shares do not incur any distribution services fees and will thus have a lower expense ratio and pay correspondingly higher dividends than Class R and Class K shares.

Advisor Class Shares
--------------------

            Advisor Class shares of a Strategy may be purchased and held solely
(i) through accounts established under fee-based programs, sponsored and maintained by registered broker-dealers or other financial intermediaries and approved by ABI, (ii) through self-directed defined contribution employee benefit plans (e.g., 401(k) plans) that have at least $10 million in assets and are purchased directly by the plan without the involvement of a financial intermediary, or (iii) by the categories of investors described in clauses (i) through (iv) under "- Sales at NAV" (other than officers, directors and present and full-time employees of selected dealers or agents, or relatives of such person, or any trust, individual retirement account or retirement plan account for the benefit of such relative, none of whom is eligible on the basis solely of such status to purchase and hold Advisor Class shares). Generally, a fee-based program must charge an asset-based or other similar fee and must invest at least $250,000 in Advisor Class shares of a Strategy in order to be approved by ABI for investment in Advisor Class shares. A transaction fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of Advisor Class shares made through such financial intermediary. Advisor Class shares do not incur any distribution services fees, and will thus have a lower expense ratio and pay correspondingly higher dividends than Class A shares, Class B shares, Class C shares, Class R shares or Class K shares.

Alternative Purchase Arrangements - Group Retirement Plans and Tax-Deferred Accounts
---------------------------------------------------------------------------

            Each Strategy offers special distribution arrangements for group retirement plans. However, plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements as to the purchase, sale or exchange of shares of a Strategy, including maximum and minimum initial investment requirements, that are different from those described in this SAI. Group retirement plans also may not offer all classes of shares of a Strategy. In order to enable participants investing through group retirement plans to purchase shares of a Strategy, the maximum and minimum investment amounts may be different for shares purchased through group retirement plans from those described herein. In addition, the Class A, Class B and Class C CDSC may be waived for investments made through certain group retirement plans. Therefore, plan sponsors or fiduciaries may not adhere to these share class eligibility standards as set forth in the Prospectuses and this SAI. A Strategy is not responsible for, and has no control over, the decision of any plan sponsor or fiduciary to impose such differing requirements.


            Class A Shares. Class A shares are available at NAV to all AllianceBernstein sponsored group retirement plans, regardless of size, and to the AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein Simple IRA plans with at least $250,000 in plan assets or 100 or more employees. Effective June 30, 2005, for purposes of determining whether a SIMPLE IRA plan has at least $250,000 in plan assets, all of the SIMPLE IRAs of an employer's employees are aggregated. ABI measures the asset levels and number of employees in these plans once monthly. Therefore, if a plan that is not initially eligible for Class A shares meets the asset level or number of employees required for Class A eligibility, ABI may not initially fill orders with Class A shares if an order is received prior to its monthly measurement of assets and employees. If the plan terminates the Strategy as an investment option within one year, then all plan purchases of Class A shares will be subject to a 1%, 1-year CDSC on redemption.


            Class A shares are also available at NAV to group retirement plans with plan assets in excess of $10 million or, for Strategies that don't offer Class R shares, to group retirement plans with plan assets of $1 million or more. The 1%, 1-year CDSC also generally applies. However, the 1%, 1-year CDSC may be waived if the financial intermediary agrees to waive all commissions or other compensation paid in connection with the sale of such shares (typically up to a 1% advance payment for sales of Class A shares at NAV) other than the service fee paid pursuant to a Strategy's distribution service plan.

            Class B Shares. Class B shares are generally not available for purchase by group retirement plans. However, Class B shares may continue to be purchased by group retirement plans that have already selected Class B shares as an investment alternative under their plan prior to September 2, 2003.

            Class C Shares. Class C shares are available to AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with less than $250,000 in plan assets and less than 100 employees. Class C shares are also available to group retirement plans with plan assets of less than $1 million. If an AllianceBernstein Link, AllianceBernstein Individual 401(k) or AllianceBernstein SIMPLE IRA plan holding Class C shares becomes eligible to purchase Class A shares at NAV, the plan sponsor or other appropriate fiduciary of such plan may request ABI in writing to liquidate the Class C shares and purchase Class A shares with the liquidation proceeds. Any such liquidation and repurchase may not occur before the expiration of the 1-year period that begins on the date of the plan's last purchase of Class C shares.

            Class R Shares. Class R shares are available to certain group retirement plans with plan assets of up to $10 million. Class R shares are not subject to front-end sales charge or CDSC, but are subject to a 0.50% distribution fee.

            Class K Shares. Class K shares are available to certain group retirement plans with plan assets of at least $1 million. Class K shares are not subject to a front-end sales charge or CDSC, but are subject to a 0.25% distribution fee.

            Class I Shares. Class I shares are available to certain group retirement plans with plan assets of at least $10 million and certain institutional clients of the Adviser who invest at least $2 million in a Fund. Class I shares are not subject to a front-end sales charge, CDSC or distribution fee.

Choosing a Class of Shares For Group Retirement Plans
-----------------------------------------------------

            Plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements as to the purchase, sale or exchange of shares of a Strategy, including maximum and minimum initial investment requirements, that are different from those described in this SAI. Plan fiduciaries should consider how these requirements differ from a Strategy's share class eligibility criteria before determining whether to invest.

            It is expected that Strategies offering Class R, Class K and Class I shares will eventually offer no other classes of shares to group retirement plans. Currently, Strategies offering Class R, Class K and Class I shares also make their Class A shares available at NAV to group retirement plans with plan assets in excess of $10 million. Unless waived under the circumstances described above, a 1%, 1-year CDSC applies to the sale of Class A shares by a plan. Because Class K shares have no CDSC and lower 12b-1 distribution fees and Class I shares have no CDSC and Rule 12b-1 distribution fees, plans should consider purchasing Class K shares or Class I shares, if eligible, rather than Class A shares.

            In selecting among the Class A, Class K and Class R shares, plans purchasing shares through a financial intermediary that is not willing to waive advance commission payments (and therefore are not eligible for the waiver of the 1%, 1-year CDSC applicable to Class A shares) should weigh the following:

            o the lower Rule 12b-1 distribution fees (0.30%) and the 1%, 1-year CDSC with respect to Class A shares;

            o the higher Rule 12b-1 distribution fees (0.50%) and the absence of a CDSC with respect to Class R shares; and

            o the lower Rule 12b-1 distribution fees (0.25%) and the absence of a CDSC with respect to Class K shares.

            Because Class A and Class K shares have lower Rule 12b-1 distribution fees than Class R shares, plans should consider purchasing Class A or Class K shares, if eligible, rather than Class R shares.

            As described above, effective January 31, 2009, sales of Class B shares to new investors were suspended. While Class B shares were generally not available to group retirement plans, Class B shares are available for continuing contributions from plans that have already selected Class B shares as an investment option under their plans prior to September 2, 2003. Plans should weigh the fact that Class B shares will convert to Class A shares after a period of time against the fact that Class A, Class R, Class K and Class I shares have lower expenses, and therefore higher returns, than Class B shares, before determining which class to make available to its plan participants.

Sales Charge Reduction Programs
-------------------------------

            The AllianceBernstein Mutual Funds offer shareholders various programs through which shareholders may obtain reduced sales charges or reductions in CDSC through participation in such programs. In order for shareholders to take advantage of the reductions available through the combined purchase privilege, rights of accumulation and letters of intent, a Strategy must be notified by the shareholder or his/her financial intermediary that they qualify for such a reduction. If a Strategy is not notified that that a shareholder is eligible for these reductions, the Strategy will be unable to ensure that the reduction is applied to the shareholder's account.

            Combined Purchase Privilege. Shareholders may qualify for the sales charge reductions by combining purchases of shares of a Strategy into a single "purchase." By combining such purchases, shareholders may be able to take advantage of the quantity discounts described under "Alternative Purchase Arrangements - Class A Shares." A "purchase" means a single purchase or concurrent purchases of shares of a Strategy or any other AllianceBernstein Mutual Fund, including AllianceBernstein Institutional Funds, by (i) an individual, his or her spouse or domestic partner, or the individual's children under the age of 21 years purchasing shares for his, her or their own account(s), including certain Collegeboundfund accounts; (ii) a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account with one or more beneficiaries involved; or (iii) the employee benefit plans of a single employer. The term "purchase" also includes purchases by any "company," as the term is defined in the 1940 Act, but does not include purchases by any such company that has not been in existence for at least six months or that has no purpose other than the purchase of shares of a Strategy or shares of other registered investment companies at a discount. The term "purchase" does not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.


Currently, the AllianceBernstein Mutual Funds include:
AllianceBernstein Balanced Shares, Inc.
AllianceBernstein Blended Style Series, Inc.
  -AllianceBernstein 2000 Retirement Strategy
  -AllianceBernstein 2005 Retirement Strategy
  -AllianceBernstein 2010 Retirement Strategy
  -AllianceBernstein 2015 Retirement Strategy
  -AllianceBernstein 2020 Retirement Strategy
  -AllianceBernstein 2025 Retirement Strategy
  -AllianceBernstein 2030 Retirement Strategy
  -AllianceBernstein 2035 Retirement Strategy
  -AllianceBernstein 2040 Retirement Strategy
  -AllianceBernstein 2045 Retirement Strategy
  -AllianceBernstein 2050 Retirement Strategy
  -AllianceBernstein 2055 Retirement Strategy
  -U.S. Large Cap Portfolio
AllianceBernstein Bond Fund, Inc.
  -AllianceBernstein Bond Inflation Strategy
  -AllianceBernstein Intermediate Bond Portfolio -AllianceBernstein Real Asset Strategy
  -AllianceBernstein Municipal Bond Inflation Strategy AllianceBernstein Cap Fund, Inc.
  -AllianceBernstein Small Cap Growth Portfolio -AllianceBernstein U.S. Strategic Research Portfolio -AllianceBernstein Market Neutral Strategy - U.S. -AllianceBernstein Market Neutral Strategy - Global -AllianceBernstein International Discovery Equity Portfolio
AllianceBernstein Core Opportunities Fund, Inc. AllianceBernstein Diversified Yield Fund, Inc. AllianceBernstein Equity Income Fund, Inc.
AllianceBernstein Exchange Reserves
AllianceBernstein Global Bond Fund, Inc.
AllianceBernstein Global Growth Fund, Inc.
AllianceBernstein Global Real Estate Investment Fund, Inc. AllianceBernstein Global Thematic Growth Fund, Inc. AllianceBernstein Greater China '97 Fund, Inc. AllianceBernstein Growth and Income Fund, Inc. AllianceBernstein High Income Fund, Inc.
AllianceBernstein International Growth Fund, Inc. AllianceBernstein Large Cap Growth Fund, Inc. AllianceBernstein Municipal Income Fund, Inc.
  -AllianceBernstein High Income Municipal Portfolio
  -California Portfolio
  -National Portfolio
  -New York Portfolio
AllianceBernstein Municipal Income Fund II
  -Arizona Portfolio
  -Massachusetts Portfolio
  -Michigan Portfolio
  -Minnesota Portfolio
  -New Jersey Portfolio
  -Ohio Portfolio
  -Pennsylvania Portfolio
  -Virginia Portfolio
AllianceBernstein Small/Mid Cap Growth Fund, Inc.
AllianceBernstein Trust
  -AllianceBernstein Global Value Fund
  -AllianceBernstein International Value Fund
  -AllianceBernstein Small/Mid Cap Value Fund
  -AllianceBernstein Value Fund
The AllianceBernstein Portfolios
  -AllianceBernstein Balanced Wealth Strategy
  -AllianceBernstein Conservative Wealth Strategy
  -AllianceBernstein Growth Fund
  -AllianceBernstein Tax-Managed Balanced Wealth Strategy -AllianceBernstein Tax-Managed Wealth Appreciation Strategy -AllianceBernstein Tax-Managed Conservative Wealth Strategy -AllianceBernstein Wealth Appreciation Strategy
Sanford C. Bernstein Fund, Inc.
  -Intermediate California Municipal Portfolio
  -Intermediate Diversified Municipal Portfolio
  -Intermediate New York Municipal Portfolio
  -International Portfolio
  -Overlay A Portfolio
  -Overlay B Portfolio
  -Short Duration Portfolio
  -Tax-Aware Overlay A Portfolio
  -Tax-Aware Overlay B Portfolio
  -Tax-Aware Overlay C Portfolio
  -Tax-Aware Overlay N Portfolio
  -Tax-Managed International Portfolio

            Prospectuses for the AllianceBernstein Mutual Funds may be obtained without charge by contacting ABIS at the address or the "For Literature" telephone number shown on the front cover of this SAI or on the Internet at www.AllianceBernstein.com.


            Cumulative Quantity Discount (Right of Accumulation). An investor's purchase of additional Class A shares of a Strategy may be combined with the value of the shareholder's existing accounts, thereby enabling the shareholder to take advantage of the quantity discounts described under "Alternative Purchase Arrangements - Class A Shares." In such cases, the applicable sales charge on the newly purchased shares will be based on the total of:

            (i)   the investor's current purchase;

            (ii) the NAV (at the close of business on the previous day) of (a) all shares of a Strategy held by the investor and (b) all shares held by the investor of any other AllianceBernstein Mutual Fund, including AllianceBernstein Institutional Funds and certain CollegeBoundfund accounts for which the investor, his or her spouse or domestic partner, or child under the age of 21 is the participant; and

            (iii) the NAV of all shares described in paragraph (ii) owned by another shareholder eligible to combine his or her purchase with that of the investor into a single "purchase" (see above).

            For example, if an investor owned shares of an AllianceBernstein Mutual Fund worth $200,000 at their then current NAV and, subsequently, purchased Class A shares of a Strategy worth an additional $100,000, the sales charge for the $100,000 purchase would be the 2.25% rate applicable to a single $300,000 purchase of shares of the Strategy, rather than the 3.25% rate.

            Letter of Intent. Class A investors may also obtain the quantity discounts described under "Alternative Purchase Arrangements - Class A Shares" by means of a written Letter of Intent, which expresses the investor's intention to invest at least $100,000 within a period of 13 months in shares of any AllianceBernstein Mutual Fund. Each purchase of shares under a Letter of Intent will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Letter of Intent. At the investor's option, a Letter of Intent may include purchases of shares of a Strategy or any other AllianceBernstein Mutual Fund made not more than 90 days prior to the date that the investor signs a Letter of Intent, in which case, the 13-month period during which the Letter of Intent is in effect will begin on the date of the earliest purchase. However, sales charges will not be reduced for purchases made prior to the date the Letter of Intent is signed.

            Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the AllianceBernstein Mutual Funds under a single Letter of Intent. For example, if at the time an investor signs a Letter of Intent to invest at least $100,000 in Class A shares of a Strategy, the investor and the investor's spouse or domestic partner each purchase shares of the Strategy worth $20,000 (for a total of $40,000), it will only be necessary to invest a total of $60,000 during the following 13 months in shares of the Strategy or any other AllianceBernstein Mutual Fund, to qualify for the 3.25% sales charge on the total amount being invested (the sales charge applicable to an investment of $100,000).

            The Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed at their then NAV to pay the additional sales charge, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Strategy shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released. Investors wishing to enter into a Letter of Intent in conjunction with their initial investment in Class A shares of a Strategy can obtain a form of Letter of Intent by contacting ABIS at the address or telephone numbers shown on the cover of this SAI.


            Reinstatement Privilege. A shareholder who has redeemed any or all of his or her Class A shares may reinvest all or any portion of the proceeds from that redemption in Class A shares of any AllianceBernstein Mutual Fund at NAV without any sales charge, provided that such reinvestment is made within 120 calendar days after the redemption or repurchase date. Shares are sold to a reinvesting shareholder at the NAV next determined as described above. A reinstatement pursuant to this privilege will not cancel the redemption or repurchase transaction; therefore, any gain or loss so realized will be recognized for federal income tax purposes except that no loss will be recognized to the extent that the proceeds are reinvested in shares of the Strategy within 30 calendar days after the redemption or repurchase transaction. Investors may exercise the reinstatement privilege by written request sent to a Strategy at the address shown on the cover of this SAI.


            Dividend Reinvestment Program. Shareholders may elect to have all income and capital gains distributions from their account paid to them in the form of additional shares of the same class of a Strategy pursuant to the Strategy's Dividend Reinvestment Program. No initial sales charge or CDSC will be imposed on shares issued pursuant to the Dividend Reinvestment Program. Shares issued under this program will have an aggregate NAV as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the distribution. Investors wishing to participate in the Dividend Reinvestment Program should complete the appropriate section of the Mutual Fund Application. Current shareholders should contact ABIS to participate in the Dividend Reinvestment Program.

            In certain circumstances where a shareholder has elected to receive dividends and/or capital gain distributions in cash but the account has been determined to be lost due to mail being returned to us by the Postal Service as undeliverable, such shareholder's distributions option will automatically be placed within the Dividend Reinvestment Program for future distributions. No interest will accrue on amounts represented by uncashed distribution checks.

            Dividend Direction Plan. A shareholder who already maintains accounts in more than one AllianceBernstein Mutual Fund may direct that income dividends and/or capital gains paid by one AllianceBernstein Mutual Fund be automatically reinvested, in any amount, without the payment of any sales or service charges, in shares of the same class of the other AllianceBernstein Mutual Fund(s). Further information can be obtained by contacting ABIS at the address or the "For Literature" telephone number shown on the cover of this SAI. Investors wishing to establish a dividend direction plan in connection with their initial investment should complete the appropriate section of the Mutual Fund Application. Current shareholders should contact ABIS to establish a dividend direction plan.

Systematic Withdrawal Plan
--------------------------

            General. Any shareholder who owns or purchases shares of a Strategy having a current NAV of at least $5,000 may establish a systematic withdrawal plan under which the shareholder will periodically receive a payment in a stated amount of not less than $50 on a selected date. The $5,000 account minimum does not apply to a shareholder owning shares through an individual retirement account or other retirement plan who has attained the age of 70 1/2 who wishes to establish a systematic withdrawal plan to help satisfy a required minimum distribution. Systematic withdrawal plan participants must elect to have their dividends and distributions from a Strategy automatically reinvested in additional shares of the Strategy.

            Shares of a Strategy owned by a participant in the Strategy's systematic withdrawal plan will be redeemed as necessary to meet withdrawal payments and such payments will be subject to any taxes applicable to redemptions and, except as discussed below with respect to Class A, Class B and Class C shares, any applicable CDSC. Shares acquired with reinvested dividends and distributions will be liquidated first to provide such withdrawal payments and thereafter other shares will be liquidated to the extent necessary, and depending upon the amount withdrawn, the investor's principal may be depleted. A systematic withdrawal plan may be terminated at any time by the shareholder or a Strategy.

            Withdrawal payments will not automatically end when a shareholder's account reaches a certain minimum level. Therefore, redemptions of shares under the plan may reduce or even liquidate a shareholder's account and may subject the shareholder to a Strategy's involuntary redemption provisions. See "Redemption and Repurchase of Shares - General." Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges applicable when purchases are made. While an occasional lump-sum investment may be made by a holder of Class A shares who is maintaining a systematic withdrawal plan, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000, whichever is less.

            Payments under a systematic withdrawal plan may be made by check or electronically via the Automated Clearing House ("ACH") network. Investors wishing to establish a systematic withdrawal plan in conjunction with their initial investment in shares of a Strategy should complete the appropriate portion of the Mutual Fund Application, while current Strategy shareholders desiring to do so can obtain an application form by contacting ABIS at the address or the "For Literature" telephone number shown on the cover of this SAI.

            CDSC Waiver for Class A Shares, Class B Shares and Class C Shares. Under the systematic withdrawal plan, up to 1% monthly, 2% bi-monthly or 3% quarterly of the value at the time of redemption of the Class A, Class B or Class C shares in a shareholder's account may be redeemed free of any CDSC.

            Class B shares that are not subject to a CDSC (such as shares acquired with reinvested dividends or distributions) will be redeemed first and will count toward the foregoing limitations. Remaining Class B shares that are held the longest will be redeemed next. Redemptions of Class B shares in excess of the foregoing limitations will be subject to any otherwise applicable CDSC.

            With respect to Class A and Class C shares, shares held the longest will be redeemed first and will count toward the foregoing limitations. Redemptions in excess of those limitations will be subject to any otherwise applicable CDSC.

Payments to Financial Advisors and Their Firms
----------------------------------------------

            Financial intermediaries market and sell shares of the Strategies. These financial intermediaries employ financial advisors and receive compensation for selling shares of the Strategies. This compensation is paid from various sources, including any sales charge, CDSC and/or Rule 12b-1 fee that you or the Strategies may pay. Your individual financial advisor may receive some or all of the amounts paid to the financial intermediary that employs him or her.

            In the case of Class A shares, all or a portion of the initial sales charge that you pay may be paid by ABI to financial intermediaries selling Class A shares. ABI may also pay these financial intermediaries a fee of up to 1% on purchases of $1 million or more. Additionally, up to 100% of the Rule 12b-1 fees applicable to Class A shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class A shares.

            In the case of Class B shares, ABI may pay, at the time of your purchase, a commission to financial intermediaries selling Class B Shares in an amount equal to 4% of your investment. Additionally, up to 30% of the Rule 12b-1 fees applicable to Class B shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class B shares.

            In the case of Class C shares, ABI may pay, at the time of your purchase, a commission to firms selling Class C shares in an amount equal to 1% of your investment. Additionally, up to 100% of the Rule 12b-1 fee applicable to Class C shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class C shares.

            In the case of Class R and Class K shares, up to 100% of the Rule 12b-1 fee applicable to Class R and Class K shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class R and Class K shares.

            In the case of Advisor Class shares, your financial advisor may charge ongoing fees or transactional fees. ABI may pay a portion of "ticket" or other transactional charges.

            Your financial advisor's firm receives compensation from the Strategies, ABI and/or the Adviser in several ways from various sources, which include some or all of the following:

            o     upfront sales commissions;

            o     12b-1 fees;

            o     additional distribution support;

            o     defrayal of costs for educational seminars and training; and

            o payments related to providing shareholder record-keeping and/or transfer agency services.

            Please read the Prospectuses carefully for information on this compensation.

Other Payments for Distribution Services and Educational Support
----------------------------------------------------------------


            In addition to the commissions paid to financial intermediaries at the time of sale and the fees described under "Asset-Based Sales Charges or Distribution and/or Service (Rule 12b-1) Fees," in your Prospectus, some or all of which may be paid to financial intermediaries (and, in turn, to your financial advisor), ABI, at its expense, currently provides additional payments to firms that sell shares of the AllianceBernstein Mutual Funds. Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the sale of shares of the AllianceBernstein Mutual Funds will generally not exceed the sum of (a) 0.25% of the current year's fund sales by that firm and (b) 0.10% of average daily net assets attributable to that firm over the year. These sums include payments to reimburse directly or indirectly the costs incurred by these firms and their employees in connection with educational seminars and training efforts about the AllianceBernstein Mutual Funds for the firms' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals.

      For 2010, ABI expects to pay approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds, or approximately $16.5 million, for distribution services and education support related to the AllianceBernstein Mutual Funds. In 2009, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $13.8 million, for distribution services and education support related to the AllianceBernstein Mutual Funds.

            A number of factors are considered in determining the additional payments, including each firm's AllianceBernstein Mutual Fund sales, assets and redemption rates, and the willingness and ability of the firm to give ABI access to its financial advisors for educational or marketing purposes. In some cases, firms will include the AllianceBernstein Mutual Funds on a "preferred list." ABI's goal is to make the financial advisors who interact with current and prospective investors and shareholders more knowledgeable about the AllianceBernstein Mutual Funds so that they can provide suitable information and advice about the funds and related investor services.


            The Strategies and ABI also make payments for recordkeeping and other transfer agency services to financial intermediaries that sell AllianceBernstein Mutual Fund shares. Please see "Expenses of the Strategies - Transfer Agency Arrangements" above. These expenses paid by the Strategies are included in "Other Expenses" under "Fees and Expenses of the Strategies - Annual Operating Expenses" in the Prospectus.

            If one mutual fund sponsor makes greater distribution assistance payments than another, your financial advisor and his or her firm may have an incentive to recommend one fund complex over another. Similarly, if your financial advisor or his or her firm receives more distribution assistance for one share class versus another, then they may have an incentive to recommend that class.


            Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by the Strategies, the Adviser, ABI and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial advisor at the time of your purchase.


            ABI anticipates that the firms that will receive additional payments for distribution services and/or educational support include:


         Advisor Group, Inc.
         Ameriprise Financial Services
         AXA Advisors
         Bank of America
         Cadaret, Grant & Co.
         CCO Investment Services Corp.
         Chase Investment Services
         Commonwealth Financial Network
         Donegal Securities
         Financial Network Investment Company
         ING Financial Partners
         LPL Financial Corporation
         Merrill Lynch
         Morgan Stanley Smith Barney
         Multi-Financial Securities Corporation
         Northwestern Mutual Investment Services
         Raymond James
         RBC Wealth Management
         Robert W. Baird
         UBS Financial Services
         Wells Fargo Advisors
         Wells Fargo Investments

      ABI expects that additional firms may be added to this list from time to time.


            Although the Strategies may use brokers and dealers who sell shares of the Strategies to effect portfolio transactions, the Strategies do not consider the sale of AllianceBernstein Mutual Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.

--------------------------------------------------------------------------------

                      REDEMPTION AND REPURCHASE OF SHARES

--------------------------------------------------------------------------------

            The following information supplements that set forth in the Strategies' Prospectuses under the heading "Investing in the Strategies." If you are an Advisor Class shareholder through an account established under a fee-based program, your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Strategy that are different from those described herein. A transaction fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of Advisor Class shares made through such financial intermediary. Each Strategy has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on a Strategy's behalf. In such cases, orders will receive the NAV next computed after such order is properly received by the authorized broker or designee and accepted by the Strategy.

Redemption
----------

            Subject only to the limitations described below, the Strategies will redeem shares tendered to them, as described below, at a redemption price equal to their NAV as next computed following the receipt of shares tendered in proper form. Except for any CDSC which may be applicable to Class A, Class B or Class C shares, there is no redemption charge. If a shareholder has any questions regarding what documents are required by his or her fee-based program or employee benefit plan, the shareholder should contact his or her financial intermediary.

            The right of redemption may not be suspended and the date of payment upon redemption may not be postponed for more than seven days after shares are tendered for redemption, except for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the Commission determines that trading thereon is restricted, or for any period during which an emergency (as determined by the Commission) exists as a result of which disposal by a Strategy of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for a Strategy fairly to determine the value of its net assets, or for such other periods as the Commission may by order permit for the protection of security holders of a Strategy.

            Payment of the redemption price will be made in cash, but, at the option of a Strategy, may be made in kind. No interest will accrue on uncashed redemption checks. The value of a shareholder's shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of a Strategy's portfolio securities at the time of such redemption or repurchase. Redemption proceeds will reflect the deduction of the applicable CDSC, if any. Payment received by a shareholder upon redemption or repurchase of his or her shares, assuming the shares constitute capital assets in his or her hands, will result in long-term or short-term capital gain (or loss), depending upon the shareholder's holding period and basis in respect of the shares redeemed.

            To redeem shares of a Strategy for which no share certificates have been issued, the registered owner or owners should forward a letter to the Strategy containing a request for redemption. The signature or signatures on the letter must be Medallion Signature Guaranteed.

            To redeem shares of the Strategies represented by share certificates, an investor should forward the appropriate share certificate or certificates, endorsed in blank or with blank stock powers attached, to the relevant Strategy with the request that the shares represented thereby, or a specified portion thereof, be redeemed. The stock assignment form on the reverse side of each share certificate surrendered to the Strategy for redemption must be signed by the registered owner or owners exactly as the registered name appears on the face of the certificate or, alternatively, a stock power signed in the same manner may be attached to the share certificate or certificates or, where tender is made by mail, separately mailed to the relevant Strategy. The signature or signatures on the assignment form must be guaranteed in the manner described above.

            Telephone Redemption by Electronic Funds Transfer. Each Strategy shareholder who has completed the appropriate portion of the Mutual Fund Application or, in the case of an existing shareholder, an "Autosell" application obtained from ABIS is entitled to request redemption by electronic funds transfer of shares for which no share certificates have been issued by telephone at (800) 221-5672. A telephone redemption request by electronic funds transfer may not exceed $100,000, and must be made by 4:00 p.m., Eastern time, on a Strategy business day as defined above. Proceeds of telephone redemptions will be sent by electronic funds transfer to a shareholder's designated bank account at a bank selected by the shareholder that is a member of the NACHA.

            Telephone Redemption by Check. Each Strategy shareholder is eligible to request redemption by check of Strategy shares for which no share certificates have been issued, by telephone at (800) 221-5672 before 4:00 p.m., Eastern time, on a Strategy business day in an amount not exceeding $100,000. Proceeds of such redemptions are remitted by check to the shareholder's address of record. A shareholder otherwise eligible for telephone redemption by check may cancel the privilege by written instruction to ABIS, or by checking the appropriate box on the Mutual Fund Application.

            Telephone Redemptions - General. During periods of drastic economic, market or other developments, such as the terrorist attacks on September 11, 2001, it is possible that shareholders would have difficulty in reaching ABIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to ABIS at the address shown on the cover of this SAI. The Strategies reserve the right to suspend or terminate their telephone redemption service at any time without notice. Telephone redemption is not available with respect to shares (i) for which certificates have been issued, (ii) held in nominee or "street name" accounts, (iii) held by a shareholder who has changed his or her address of record within the preceding 30 calendar days or (iv) held in any retirement plan account. None of the Strategies, the Adviser, ABI nor ABIS will be responsible for the authenticity of telephone requests for redemptions that a Strategy reasonably believes to be genuine. ABIS will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If ABIS did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Financial intermediaries may charge a commission for handling telephone requests for redemptions.

Repurchase
----------

            The Strategies may repurchase shares through ABI or financial intermediaries. The repurchase price will be the NAV next determined after ABI receives the request (less the CDSC, if any), except that requests placed through selected dealers or agents before the close of regular trading on the Exchange on any day will be executed at the NAV determined as of the close of regular trading on that day if received by ABI prior to its close of business on that day (normally 5:00 p.m., Eastern time). The financial intermediary is responsible for transmitting the request to ABI by 5:00 p.m., Eastern time, (certain financial intermediaries may enter into operating agreements permitting them to transmit purchase information that was received prior to the close of business to ABI after 5:00 p.m., Eastern time, and receive that day's NAV). If the financial intermediary fails to do so, the shareholder's right to receive that day's closing price must be settled between the shareholder and the financial intermediary. A shareholder may offer shares of a Strategy to ABI either directly or through a financial intermediary. Neither the Strategies nor ABI charges a fee or commission in connection with the repurchase of shares (except for the CDSC, if any, with respect to the Class A shares, Class B shares and Class C shares). Normally, if shares of the Strategies are offered through a financial intermediary, the repurchase is settled by the shareholder as an ordinary transaction with or through that financial intermediary, who may charge the shareholder for this service. The repurchase of shares of the Strategies as described above with respect to financial intermediaries is a voluntary service of the Strategies and the Strategies may suspend or terminate this practice at any time.

General
-------


            The Strategies reserve the right to close out an account that has remained below $1,000 for 90 days. No CDSC will be deducted from the proceeds of such a redemption. In the case of a redemption or repurchase of shares of the Strategies recently purchased by check, redemption proceeds will not be made available until the relevant Strategy is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.


--------------------------------------------------------------------------------

                              SHAREHOLDER SERVICES

--------------------------------------------------------------------------------

            The following information supplements that set forth in the Prospectuses under the heading "Investing in the Strategies." The shareholder services set forth below are applicable to all classes of shares of a Strategy unless otherwise indicated. If you are an Advisor Class shareholder through an account established under a fee-based program or a shareholder in a group retirement plan, your fee-based program or retirement plan may impose requirements with respect to the purchase, sale or exchange of shares of a Strategy that are different from those described herein.

            If you are an Advisor Class shareholder through an account established under a fee-based program, your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Strategy that are different from those described herein. A transaction fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of Advisor Class shares made through such financial intermediary.

Automatic Investment Program
----------------------------

            Investors may purchase shares of the Strategies through an automatic investment program utilizing electronic funds transfer drawn on the investor's own bank account. Under such a program, pre-authorized monthly drafts for a fixed amount are used to purchase shares through the financial intermediary designated by the investor at the public offering price next determined after ABI receives the proceeds from the investor's bank. The monthly drafts must be in minimum amounts of either $50 or $200, depending on the investor's initial purchase. If an investor makes an initial purchase of at least $2,500, the minimum monthly amount for pre-authorized drafts is $50. If an investor makes an initial purchase of less than $2,500, the minimum monthly amount for pre-authorized drafts is $200 and the investor must commit to a monthly investment of at least $200 until the investor's account balance is $2,500 or more. In electronic form, drafts can be made on or about a date each month selected by the shareholder. Investors wishing to establish an automatic investment program in connection with their initial investment should complete the appropriate portion of the Mutual Fund Application. As of January 31, 2009, the Automatic Investment Program is available for purchase of Class B shares only if a shareholder were enrolled in the program prior to January 31, 2009. Current shareholders should contact ABIS at the address or telephone numbers shown on the cover of this SAI to establish an automatic investment program.

            Shareholders committed to monthly investments of $25 or more through the Automatic Investment Program by October 15, 2004 are able to continue their program despite the $50 monthly minimum.

Exchange Privilege
------------------

            You may exchange your investment in the Strategies for shares of the same class of other AllianceBernstein Mutual Funds (including AllianceBernstein Exchange Reserves, a money market fund managed by the Adviser) if the other AllianceBernstein Mutual Fund in which you wish to invest offers shares of the same class. In addition, (i) present officers and full-time employees of the Adviser, (ii) present directors or trustees of any AllianceBernstein Mutual Fund, (iii) certain employee benefit plans for employees of the Adviser, ABI, ABIS and their affiliates and (iv) persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI, under which such persons pay an asset-based fee for service in the nature of investment advisory or administrative services may, on a tax-free basis, exchange Class A shares of any AllianceBernstein Mutual Fund for Advisor Class shares of any other AllianceBernstein Mutual Fund, including the Strategies. Exchanges of shares are made at the NAV next determined after receipt of a properly completed exchange request and without sales or service charges. Exchanges may be made by telephone or written request. Telephone exchange requests must be received by ABIS by 4:00 p.m., Eastern time on a Strategy business day in order to receive that day's NAV.

            Shares will continue to age without regard to exchanges for purposes of determining the CDSC, if any, upon redemption and, in the case of Class B shares, for the purpose of conversion to Class A shares. After an exchange, your Class B shares will automatically convert to Class A shares in accordance with the conversion schedule applicable to the Class B shares of the AllianceBernstein Mutual Fund you originally purchased for cash ("original shares"). When redemption occurs, the CDSC applicable to the original shares is applied.

            Please read carefully the prospectus of the AllianceBernstein Mutual Fund into which you are exchanging before submitting the request. Call ABIS at
(800) 221-5672 to exchange uncertificated shares. An exchange is a taxable capital transaction for federal tax purposes. The exchange service may be changed, suspended or terminated on 60 days' written notice.

            All exchanges are subject to the minimum investment requirements and any other applicable terms set forth in the prospectus for the AllianceBernstein Mutual Fund whose shares are being acquired. An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective NAVs as next determined following receipt by the AllianceBernstein Mutual Fund whose shares are being exchanged of (i) proper instructions and all necessary supporting documents as described in the Prospectus, or (ii) a telephone request for such exchange in accordance with the procedures set forth in the following paragraph. Exchanges involving the redemption of shares recently purchased by check will be permitted only after the AllianceBernstein Mutual Fund whose shares have been tendered for exchange is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date. Exchanges of shares of AllianceBernstein Mutual Funds will generally result in the realization of a capital gain or loss for federal income tax purposes.

            Each Strategy shareholder, and the shareholder's financial intermediary as applicable, are authorized to make telephone requests for exchanges unless ABIS receives written instruction to the contrary from the shareholder, or the shareholder declines the privilege by checking the appropriate box on the Mutual Fund Application found in the Prospectus. Such telephone requests cannot be accepted with respect to shares then represented by share certificates. Shares acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through such exchange.

            Eligible shareholders desiring to make an exchange should telephone ABIS with their account number and other details of the exchange at (800) 221-5672 before 4:00 p.m., Eastern time, on a Strategy business day as defined above. Telephone requests for exchanges received before 4:00 p.m., Eastern time, on a Strategy business day will be processed as of the close of business on that day. During periods of drastic economic, market or other developments, such as the market break of October 1987, it is possible that shareholders would have difficulty in reaching ABIS by telephone (although no such difficulty was apparent at any time in connection with the 1987 market break). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to ABIS at the address shown on the cover of this SAI.

            A shareholder may elect to initiate a monthly "Auto Exchange" whereby a specified dollar amount's worth of his or her Strategy shares (minimum $25) is automatically exchanged for shares of another AllianceBernstein Mutual Fund.

            None of the AllianceBernstein Mutual Funds, the Adviser, ABI nor ABIS will be responsible for the authenticity of telephone requests for exchanges that a Strategy reasonably believes to be genuine. ABIS will employ reasonable procedures in order to verify that telephone requests for exchanges are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If ABIS did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Financial intermediaries may charge a commission for handling telephone requests for exchanges.

            The exchange privilege is available only in states where shares of the AllianceBernstein Mutual Funds being acquired may legally be sold. Each AllianceBernstein Mutual Fund reserves the right, at any time on 60 days' notice to its shareholders, to reject any order to acquire its shares through exchange or otherwise to modify, restrict or terminate the exchange privilege.

Statements and Reports
----------------------


            Each shareholder receives semi-annual and annual reports which include a portfolio of investments, financial statements and, in the case of the annual report, the report of the Strategies' independent registered public accounting firm, Ernst & Young LLP, 5 Times Square, New York, New York 10036, as well as a confirmation of each purchase and redemption. By contacting his or her financial intermediary or ABIS, a shareholder may arrange for copies of his or her account statements to be sent to another person.


--------------------------------------------------------------------------------

                                NET ASSET VALUE

--------------------------------------------------------------------------------


            The NAV of each Strategy is computed in accordance with the Trust's Declaration of Trust and By-Laws at the next close of regular trading on the Exchange (ordinarily 4:00 p.m., Eastern time) following receipt of a purchase or redemption order by a Strategy on each Strategy business day on which such an order is received and on such other days as the Board deems appropriate or necessary in order to comply with Rule 22c-1 under the 1940 Act. Each Strategy's NAV is calculated by dividing the value of that Strategy's total assets, less its liabilities, by the total number of its shares then outstanding. A Strategy business day is any weekday on which the Exchange is open for trading.

            In accordance with applicable rules under the 1940 Act and the Strategies' pricing policies and procedures adopted by the Board (the "Pricing Policies"), portfolio securities are valued at current market value or at fair value as determined in accordance with procedures established by and under the general supervision of the Board. The Board has delegated to the Adviser, subject to the Board's continuing oversight, certain of its duties with respect to the Pricing Policies.

            Whenever possible, securities are valued based on market information on the business day as of which the value is being determined, as follows:

            (a) a security listed on the Exchange on other national or foreign exchange (other than securities listed on the Nasdaq Stock Exchange ("NASDAQ")) is valued at the last sale price reflected on the consolidated tape at the close of the exchange. If there has been no sale on the relevant business day, the security is valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on that day, the security is valued in good faith at fair value by, or in accordance with procedures approved by the Board;

            (b) a security traded on NASDAQ is valued at the NASDAQ Official Closing Price;

            (c) a security traded on more than one exchange is valued in accordance with paragraph (a) above by reference to the principal exchange (as determined by the Adviser) on which the security it traded;

            (d) a listed put or call option is valued at the last sale price. If there has been no sale on the relevant business day, the security is valued at the closing bid price on that day;

            (e) a currency option is valued using third party pricing models;

            (f) an open futures contract and any option thereon is valued at the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the relevant business day, the security is valued at the last available closing settlement price;

            (g) a security traded in the over-the-counter market, including a security listed on a national securities exchange whose principal market is over-the-counter (as determined by the Adviser) is valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources(s);

            (h) a right is valued at the last traded price provided by pricing services;

            (i) a warrant is valued at the last traded price provided by pricing services. In instances when a price can not be obtained through such pricing services warrants will be valued using the last traded price if available or broker bids;

            (j) a U.S. Government security and any other debt instrument having 60 days or less remaining until maturity generally is valued at amortized cost if its original maturity was 60 days or less, or by amortizing its fair value as of the 61st day prior to maturity if the original term to maturity exceeded 60 days, unless in either case the Adviser determines that this method does not represent fair value;

            (k) a fixed-income security is valued on the basis of bid prices provided by a pricing service when the Adviser believes that such prices reflect the market value of the security. The prices provided by a pricing service may take into account many factors, including institutional size, trading in similar groups of securities and any developments related to specific securities. If the Adviser determines that an appropriate pricing service does not exist for a security or prices for a security are not available from a pricing service, the security is valued on the basis of a quoted bid price or spread over the applicable yield curve (a bid spread) by a broker dealer in such security. The second highest price will be utilized whenever two or more quoted bid prices are obtained;

            (l) a mortgage-backed or asset-backed security is valued on the basis of bid prices obtained from pricing services or bid prices obtained from multiple major broker-dealers in the security when the Adviser believes that these prices reflect the market value of the security. In cases in which broker/dealer quotes are obtained, the Adviser has procedures for using changes in market yields or spreads to adjust, on a daily basis, a recently obtained quoted bid-price on a security. The second highest price will be utilized whenever two or more quoted bid prices are obtained;

            (m) bank loans are valued on the basis of bid prices provided by a pricing service;

            (n) forward and spot currency pricing is provided by pricing services;

            (o) a swap is valued by the Adviser utilizing various external sources to obtain inputs for variables in pricing models; and

            (p) open-end mutual funds are valued at the closing NAV per share and closed-end funds and exchange-traded funds are valued at the closing market price per share.

            The Strategies value their securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Board. When a Strategy uses fair value pricing, it may take into account any factors it deems appropriate. A Strategy may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by the Strategy to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.


            The Strategies expect to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. Strategies may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Strategy values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, the Strategies believe that foreign security values may be affected by events that occur after the close of foreign securities markets. To account for this, the Strategies may frequently value many of their foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.


            Subject to its oversight, the Board has delegated responsibility for valuing a Strategy's assets to the Adviser. The Adviser has established a Valuation Committee, which operates under the policies and procedures approved by the Board to value the Strategy's assets on behalf of the Strategy. The Valuation Committee values Strategy assets as described above.


            The Board may suspend the determination of a Strategy's NAV (and the offering and sales of shares), subject to the rules of the Commission and other governmental rules and regulations, at a time when: (1) the Exchange is closed, other than customary weekend and holiday closings, (2) an emergency exists as a result of which it is not reasonably practicable for a Strategy to dispose of securities owned by it or to determine fairly the value of its net assets, or
(3) for the protection of shareholders, the Commission by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.

            For purposes of determining each Strategy's NAV per share, all assets and liabilities initially expressed in a foreign currency will be converted into U.S. Dollars at the mean of the current bid and asked prices of such currency against the U.S. Dollar last quoted by a major bank that is a regular participant in the relevant foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If such quotations are not available as of the close of the Exchange, the rate of exchange will be determined in good faith by, or under the direction of, the Board.

            The assets attributable to the Class A shares, Class B shares, Class C shares, Advisor Class shares, Class R shares, Class K shares and Class I shares will be invested together in a single portfolio for each Strategy. The NAV of each class will be determined separately by subtracting the liabilities allocated to that class from the assets belonging to that class in conformance with the provisions of a plan adopted by each Strategy in accordance with Rule 18f-3 under the 1940 Act.

--------------------------------------------------------------------------------

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

--------------------------------------------------------------------------------

            Dividends paid by the Strategies, if any, with respect to Class A, Class B, Class C, Class R, Class K and Class I shares will be calculated in the same manner at the same time on the same day and will be in the same amount, except that the higher distribution services applicable to Class A, Class B and Class C shares, and any incremental transfer agency costs relating to Class B and Class C shares, will be borne exclusively by the class to which they relate.


            The following discussion addresses only the principal U.S. federal income tax considerations pertinent to the Strategies and to shareholders of the Strategies. This discussion does not purport to be complete or to address all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances, nor to certain types of shareholders subject to special treatment under the federal income tax laws (for example, banks and life insurance companies). The following discussion also provides only limited information about the U.S. federal income tax treatment of shareholders that are not U.S. shareholders. This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder, and judicial and administrative rulings, all of which are subject to change, which change may be retroactive. In view of the individual nature of tax consequences, each shareholder is advised to consult the shareholder's own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of Strategy shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.


United States Federal Income Taxation of Dividends and Distributions
--------------------------------------------------------------------

            Taxation of Each Strategy. Each Strategy is treated as a separate taxable entity for U.S. federal income tax purposes. Each Strategy intends to qualify for tax treatment as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for each taxable year.

            In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, each Strategy must, among other things:

            (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies or net income derived from interests in certain qualified publicly traded partnerships;

            (b) distribute with respect to each taxable year at least 90% of the sum of its taxable net investment income, its net tax-exempt income, and the excess, if any, of net short-term capital gains over net long-term capital losses for such year; and

            (c) diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Strategy's total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Strategy's total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Strategy's total assets is invested (x) in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the Strategy controls and which are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships. In the case of the Strategy's investments in loan participations, if any, the Strategy shall treat a financial intermediary as an issuer for the purposes of meeting this diversification requirement.

            If a Strategy qualifies as a regulated investment company that is accorded special tax treatment, the Strategy will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below).

            If a Strategy were to fail to qualify as a regulated investment company accorded special tax treatment in any taxable year, the Strategy would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to U.S. shareholders as ordinary income. (Some portions of such distributions generally would be eligible (i) to be treated as qualified dividend income in the case of non-corporate U.S. shareholders and (ii) for the dividends received deduction in the case of corporate U.S. shareholders.) In addition, each Strategy could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

            A Strategy will also avoid the 4% federal excise tax that would otherwise apply to certain undistributed income for a given calendar year if it makes timely distributions to shareholders equal to the sum of (i) 98% of its ordinary income for such year, (ii) 98% of its capital gain net income and foreign currency gains for the twelve-month period ending on October 31 of such year, and (iii) any ordinary income or capital gain net income from the preceding calendar year that was not distributed during such year. For this purpose, income or gain retained by a Strategy that is subject to corporate income tax will be considered to have been distributed by the Strategy during such year. For federal income and excise tax purposes, dividends declared and payable to shareholders of record as of a date in October, November or December but actually paid during the following January will be treated as if paid by the Strategy on December 31 of such earlier calendar year, and will be taxable to these shareholders in the year declared, and not in the year in which the shareholders actually receive the dividend.

            Strategy Distributions. Distributions of net investment income made by any of the Strategies are generally taxable to U.S. shareholders as ordinary income (see "Exempt-Interest Dividends" below for special rules applying to certain distributions made by the AllianceBernstein Tax-Managed Balanced Wealth Strategy and the AllianceBernstein Tax-Managed Conservative Wealth Strategy). Distributions are taxable to U.S. shareholders even if they are paid from income or gains earned by the Strategy before the shareholder's investment (and thus were included in the price the shareholder paid). Distributions are taxable whether the shareholder receives them in cash or reinvests them in additional shares.

            Taxes on distributions of capital gains are determined by how long the Strategy owned the investments that generated them, rather than how long a U.S. shareholder has owned his or her shares in the Strategy. Distributions of net capital gains from the sale of investments that the Strategy owned for more than one year and that are properly designated by the Strategy as capital gain dividends ("Capital Gain Dividends") will be taxable to U.S. shareholders as long-term capital gains. Distributions from capital gains are generally made after applying any available capital loss carryovers. Distributions of gains from the sale of investments that the Strategy owned for one year or less will be taxable to U.S. shareholders as ordinary income.

            Some or all of the distributions from a Strategy may be treated as "qualified dividend income," taxable to U.S. individuals, trusts and estates at a maximum rate of 15% (5% for individuals, trusts and estates in lower tax brackets) if paid on or before December 31, 2012. A distribution from a Strategy will be treated as qualified dividend income to the extent that it is comprised of dividend income received by the Strategy from taxable domestic corporations and certain qualified foreign corporations, and provided that the Strategy meets certain holding period and other requirements with respect to the security paying the dividend. In addition, the shareholder must meet certain holding period requirements with respect to the shares of the Strategy in order to take advantage of this preferential tax rate. To the extent distributions from a Strategy are attributable to other sources, such as taxable interest or short-term capital gains, dividends paid by the Strategy will not be eligible for the lower rates. A Strategy will notify shareholders as to how much of the Strategy's distributions, if any, would qualify for the reduced tax rate, assuming that the shareholder also satisfies the holding period requirements.


            Any dividend or distribution received by a U.S. shareholder on shares of one of the Strategies (even if received shortly after the purchase of such shares by such shareholder) will have the effect of reducing the NAV of such shares by the amount of such dividend or distribution.


            Exempt-Interest Dividends. Distributions that the AllianceBernstein Tax-Managed Balanced Wealth Strategy or the AllianceBernstein Tax-Managed Conservative Wealth Strategy properly designate as exempt-interest dividends are treated as interest excludable from U.S. shareholders' gross income for federal income tax purposes, but may be taxable for federal alternative minimum tax purposes and for state and local purposes. Because they intend to qualify to pay exempt-interest dividends, the AllianceBernstein Tax-Managed Balanced Wealth Strategy and the AllianceBernstein Tax-Managed Conservative Wealth Strategy may be limited in their respective abilities to enter into taxable transactions (for example, involving forward commitments, repurchase agreements, financial futures and certain options contracts).

            Part or all of the interest on indebtedness, if any, incurred or continued by a U.S. shareholder to purchase or carry shares of the AllianceBernstein Tax-Managed Balanced Wealth Strategy or the AllianceBernstein Tax-Managed Conservative Wealth Strategy is not deductible. The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness, multiplied by the percentage of the Strategy's total distributions (not including distributions from net long-term capital gains) paid to the shareholder that are exempt-interest dividends. Under rules used by the Internal Revenue Service to determine when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

            The AllianceBernstein Tax-Managed Balanced Wealth Strategy and the AllianceBernstein Tax-Managed Conservative Wealth Strategy will inform their respective investors within 60 days of the Strategy's fiscal year-end of the percentage of their respective income distributions designated as tax-exempt. The percentage is applied uniformly to all distributions made during the year. The percentage of income designated as tax-exempt for any particular distribution may be substantially different from the percentage of the Strategy's income that was tax-exempt during the period covered by the distribution.

            The exemption from federal income tax for exempt-interest dividends does not necessarily result in exemption for such dividends under the income or other tax laws of any state or local authority. You are advised to consult with your tax adviser about state and local tax matters. In addition, exempt-interest dividends, if any, attributable to interest received on certain private activity obligations and certain industrial development bonds will not be tax-exempt to any U.S. shareholders who are "substantial users" of the facilities financed by such obligations or bonds or who are "related persons" of such substantial users.

            Dividends Received Deduction. Corporate U.S. shareholders may be able to take a dividends-received deduction with respect to the portion of any Strategy distribution representing certain dividends received by the Strategy from domestic corporations during the taxable year. The ability to take a dividends-received deduction is subject to particular requirements and limitations in the Code.

            Please consult your tax advisers to determine whether a dividends-received deduction can be taken in respect of distributions made to you by any of the Strategies.

            Return of Capital Distributions. If a Strategy makes a distribution in excess of its current and accumulated "earning and profits" in any taxable year, the excess distribution will be treated as a return of capital to the extent of a U.S. shareholder's tax basis in its shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a U.S. shareholder's tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition of those shares.


            Dividends and distributions on a Strategy's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Strategy's realized income and gains, even though such dividends and distributions may economically represent a return of a particular U.S. shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the Strategy's NAV reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed, even when a Strategy's NAV also reflects unrealized losses.


            Redemptions, Sales, and Exchanges of Shares. Redemptions, sales, and exchanges of shares in any of the Strategies (including exchanges of shares in one Strategy for those in another Strategy or regulated investment company) are generally taxable transactions for U.S. federal income tax purposes, generally giving rise to gain or loss recognition by U.S. shareholders at rates applicable to long-term or short-term capital gains depending on whether the shares were held for more than one year or for one year or less, respectively. However, if a U.S. shareholder sells shares at a loss within six months of purchase, any loss will be disallowed for U.S. federal income tax purposes to the extent of any exempt-interest dividends received on such shares. In addition, any loss (not already disallowed as provided in the preceding sentence) realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Strategy shares will be disallowed if other shares of the same Strategy are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

            Options, Futures, Forward Contracts, and Swap Agreements. Each Strategy may enter hedging transactions and other transactions in options, futures contracts, forward contracts, swap agreements, straddles, foreign currencies, and other instruments, all of which are subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the Strategy, defer losses to the Strategy, cause adjustments in the holding periods of the Strategy's securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing, and character of distributions to shareholders. Each Strategy will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of the Strategy.

            Certain of each Strategy's hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and the sum of its taxable income and net tax-exempt income (if any). If a Strategy's book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution (if any) of such excess will be treated as (i) a dividend to the extent of the Strategy's remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter as a return of capital to the extent of the recipient's basis in the shares, and
(iii) thereafter as gain from the sale or exchange of a capital asset. If its book income is less than sum of its taxable income and net tax-exempt income (if any), a Strategy could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

            Securities Issued or Purchased at a Discount. An investment made in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the Strategy making the investment to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Strategy may be required to sell securities in its portfolio that it otherwise would have continued to hold.

            Capital Loss Carryover. Distributions from capital gains are generally made after applying any available capital loss carryovers. The amounts and expiration dates of any capital loss carryovers available to a Strategy are shown in the notes to the financial statements incorporated by reference into this SAI.

            Foreign Currency-Denominated Securities and Related Hedging Transactions. Each Strategy may enter transactions in foreign currencies, foreign currency-denominated debt securities, and certain foreign currency options, futures contracts, and forward contracts (and other similar instruments), which may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

            With respect to each of the Strategies, investments in foreign securities may be subject to foreign withholding taxes, effectively decreasing the yield on those securities, and may increase or accelerate the Strategy's recognition of ordinary income and affect the timing or amount of the Strategy's distributions. None of the Strategies expects that U.S. shareholders will be able to claim a credit or deduction with respect to foreign taxes paid by the Strategy.

            Passive Foreign Investment Companies. Equity investments by a Strategy in certain "passive foreign investment companies" ("PFICs") could potentially subject the Strategy to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Strategy shareholders. However, the Strategy may elect to avoid the imposition of that tax. For example, the Strategy may elect to treat a PFIC as a "qualified electing fund" (a "QEF election"), in which case the Strategy will be required to include its share of the company's income and net capital gains annually, regardless of whether it receives any distribution from the company. The Strategy also may make an election to mark the gains (and to a limited extent losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of the Strategy's taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Strategy to avoid taxation. Making either of these elections therefore may require the Strategy to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Strategy's total return.

            Shares Purchased Through Tax-Qualified Plans. A dividend or distribution with respect to shares of a Strategy held by defined contribution and other tax-qualified plans will generally not be taxable to the plans. Distributions from such plans to their respective individual participants will generally be taxable to those participants under applicable tax rules without regard to the character of the income earned by the qualified plans. Because special tax rules apply to investments though defined contribution plans and other tax-qualified plans, U.S. shareholders should consult their tax advisers to determine the suitability of shares of a Strategy as an investment through such plans and the precise effect of and investment on their particular tax situation.

            Unrelated Business Taxable Income. Under current law, a tax-exempt U.S. shareholder will generally not realize unrelated business taxable income with respect to its shares in any of the Strategies, provided that those shares do not constitute debt-financed property in the hands of such shareholder within the meaning of the Code and, provided further, that no Strategy holds shares in a real estate investment trust owning residual interests in a real estate mortgage investment conduit. However, prospective and current tax-exempt shareholders, including charitable remainder trusts (which lose tax-exempt status for any taxable years in which they realize any amount of unrelated business taxable income), should consult their respective tax advisers to determine the suitability of acquiring shares of a Strategy.

            Non-U.S. Shareholders. In general, dividends (other than Capital Gain Dividends) paid by a Strategy to a shareholder that is not a "U.S. person" within the meaning of the Code (such shareholder, a "foreign person") are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, distributions of a Strategy attributable to short-term capital gains and U.S. source portfolio interest income paid during taxable years of the Strategy beginning before January 1, 2010 will not be subject to this withholding tax.

            If a beneficial holder who is a foreign person has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.

            Under U.S. federal tax law, a beneficial holder of shares who is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of a Strategy or on Capital Gain Dividends unless (i) such gain or Capital Gain Dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or Capital Gain Dividend and certain other conditions are met, or (iii) the shares constitute "U.S. real property interests" ("USRPIs") or the Capital Gain Dividends are paid or deemed paid on or before December 31, 2008 and are attributable to gains from the sale or exchange of USRPIs and the Strategy is a "United States real property holding corporation" (i.e., at least 50% of the Strategy's assets consists of USRPIs.

            Backup Withholding. Each Strategy generally is required to withhold and remit to the U.S. Treasury a percentage (currently 28%) of the taxable dividends and other distributions paid to and proceeds of share sales, exchanges, or redemptions made by any individual shareholder who fails to furnish the Strategy with a correct taxpayer identification number (TIN), who has under-reported dividends or interest income, or who fails to certify to the Strategy that he or she is a United States person and is not subject to such withholding.

            Tax Shelter Regulations. Under Treasury regulations pertaining to tax shelters, shareholders subject to U.S. federal income tax may be required in certain cases to file with the Internal Revenue Service a disclosure statement on Form 8886. Shareholders who are individuals recognizing $2 million or more of losses with respect to their shares in a Strategy in any taxable year (or $4 million or more in a combination of taxable years) generally are subject to this requirement, as are shareholders that are corporations recognizing $10 million or more of losses with respect to their shares in a Strategy in any taxable year (or $20 million or more in a combination of taxable years). Although shareholders directly owning shares in a corporation are in many cases excepted from this disclosure requirement, under current guidance these exceptions do not apply to shares of regulated investment companies such as the Strategies. Shareholders in a Strategy may also be subject to this disclosure requirement if they are in any way obligated not to disclose the U.S. federal income tax treatment or tax structure of their acquisition, holding, or disposition of their shares. Please consult your tax adviser to determine the applicability of these regulations in particular cases, including whether any subsequent guidance might exempt you from this disclosure requirement.

--------------------------------------------------------------------------------


                            STRATEGIES TRANSACTIONS


--------------------------------------------------------------------------------

            Under the general supervision of the Trustees, the Adviser makes each Strategy's investment decisions and determines the broker to be used in each specific transaction with the objective of negotiating a combination of the most favorable commission and the best price obtainable on each transaction (generally defined as "best execution"). When consistent with the objective of obtaining best execution, brokerage may be directed to persons or firms supplying investment information to the Adviser. Neither the Strategies nor the Adviser has entered into agreements or understandings with any brokers regarding the placement of securities transactions because of research services they provide. To the extent that such persons or firms supply investment information to the Adviser for use in rendering investment advice to the Strategies, such information may be supplied at no cost to the Adviser and, therefore, may have the effect of reducing the expenses of the Adviser in rendering advice to the Strategies. While it is impossible to place an actual dollar value on such investment information, the Adviser believes that its receipt probably does not reduce the overall expenses of the Adviser to any material extent.

            The investment information provided to the Adviser is of the type described in Section 28(e) of the Securities Exchange Act of 1934, as amended, and is designed to augment the Adviser's own internal research and investment strategy capabilities. Research services furnished by brokers through which the Strategies effect securities transactions are used by the Adviser in carrying out its investment management responsibilities with respect to all its clients' accounts. There may be occasions where the fee charged by a broker may be greater than that which another broker may charge if it is determined in good faith that the amount of such fee is reasonable in relation to the value of brokerage, research and statistical services provided by the executing broker.


            The extent to which commissions that will be charged by broker-dealers selected by the Strategies may reflect an element of value for research cannot presently be determined. To the extent that research services of value are provided by broker-dealers with or through whom the Strategies place portfolio transactions, the Adviser may be relieved of expenses which it might otherwise bear. Research services furnished by broker-dealers could be useful and of value to the Adviser in servicing its other clients as well as the Strategies; on the other hand, certain research services obtained by the Adviser as a result of the placement of portfolio brokerage of other clients could be useful and of value to it in servicing the Strategies. In connection with seeking best price and execution, the Strategies do not consider sales of shares of the Strategies or other investment companies managed by the Adviser as a factor in the selection of broker-dealers to effect portfolio transactions.


            The Strategies may deal in some instances in securities which are not listed on a national securities exchange but are traded in the over-the-counter market. They may also purchase listed securities through the third market. Where transactions are executed in the over-the-counter market or third market, the Strategies will seek to deal with the primary market makers; but when necessary in order to obtain the best price and execution, they will utilize the services of others.


            Investment decisions for a Strategy are made independently from those for other investment companies and other advisory accounts managed by the Adviser. It may happen, on occasion, that the same security is held in the portfolio of the Strategy and one or more of such other companies or accounts. Simultaneous transactions are likely when several funds or accounts are managed by the same Adviser, particularly when a security is suitable for the investment objectives of more than one of such companies or accounts. When two or more companies or accounts managed by the Adviser are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated to the respective companies or accounts both as to amount and price, in accordance with a method deemed equitable to each company or account. In some cases this system may adversely affect the price paid or received by the Strategy or the size of the position obtainable for the Strategy.

            Allocations are made by the officers of the Strategy or of the Adviser. Purchases and sales of portfolio securities are determined by the Adviser and are placed with broker-dealers by the order department orf the Adviser.

            Aggregate securities transactions during the fiscal year ended August 31, 2010 were as follows: with respect to the AllianceBernstein Tax-Managed Conservative Wealth Strategy, $105,229,185 and, in connection therewith, brokerage commissions of $17,517 (41.32%) were allocated to persons or firms supplying research information; with respect to the AllianceBernstein Tax-Managed Balanced Wealth Strategy, $265,022,555 and, in connection therewith, brokerage commissions of $61,039 (40.59%) were allocated to persons or firms supplying research information; with respect to the AllianceBernstein Tax-Managed Wealth Appreciation Strategy, $907,866,553 and, in connection therewith, brokerage commissions of $287,696 (41.76%) were allocated to persons or firms supplying research information; with respect to the AllianceBernstein Wealth Appreciation Strategy, $0 and, in connection therewith, brokerage commissions of $0 (0%) were allocated to persons or firms supplying research information; with respect to the AllianceBernstein Balanced Wealth Strategy, $0 and, in connection therewith, brokerage commissions of $0 (0%) were allocated to persons or firms supplying research information; and with respect to the AllianceBernstein Conservative Wealth Strategy, $0 and, in connection therewith, brokerage commissions of $0 (0%) were allocated to persons or firms supplying research information.

            The AllianceBernstein Tax-Managed Conservative Wealth Strategy paid an aggregate of $42,385, $45,161 and $34,945 in brokerage commissions for the fiscal years ended August 31, 2010, 2009 and 2008, respectively. The AllianceBernstein Tax-Managed Balanced Wealth Strategy paid an aggregate of $150,392, $155,792 and $124,928 in brokerage commissions for the fiscal years ended August 31, 2010, 2009 and 2008, respectively. The AllianceBernstein Tax-Managed Wealth Appreciation Strategy paid an aggregate of $688,991, $684,177 and $398,496 in brokerage commissions for the fiscal years ended August 31, 2010, 2009 and 2008, respectively. The increase in brokerage commissions from 2007 to 2008 was due to growth in the assets of the Strategy. The AllianceBernstein Conservative Wealth Strategy, the AllianceBernstein Balanced Wealth Strategy and the AllianceBernstein Wealth Appreciation Strategy did not pay any brokerage commissions for the fiscal years ended August 31, 2010, 2009 and 2008 because these Strategies became part of a fund-of-funds structure utilizing the Underlying Portfolios for investment purposes.


            The Strategies may from time to time place orders for the purchase or sale of securities (including listed call options) with SCB & Co. or SCB Ltd., affiliates of the Adviser. In such instances, the placement of orders with such broker would be consistent with the Strategies' objective of obtaining best execution and would not be dependent upon the fact that SCB & Co. and SCB Ltd. are affiliates of the Adviser. With respect to orders placed with SCB & Co. and SCB Ltd. for execution on a national securities exchange, commissions received must conform to Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company (such as the Trust), or any affiliated person of such person, to receive a brokerage commission from such registered investment company provided that such commission is reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.


            The brokerage transactions engaged in by the Strategies with SCB & Co., SCB Ltd., and their affiliates during the fiscal years ended August 31, 2010, August 31, 2009 and August 31, 2008 are set forth below.



                                                                                 % of Strategy's
                                                                                Aggregate Dollar
                                                                                    Amount of
                                                                                    Brokerage
                                                                                  Transactions
                                                                     % of         Involving the
                                                                  Strategy's       Payment of
                                                    Amount of      Aggregate       Commissions
                                                    Brokerage      Brokerage    Effected Through
 Period Ended                 Strategy             Commissions    Commissions  Affiliated Brokers
 ------------                 --------             -----------    -----------  ------------------
August 31, 2010    AllianceBernstein Tax-Managed        $36          0.08%            .18%
                   Conservative Wealth Strategy
August 31, 2010    AllianceBernstein Tax-Managed       $220          0.15%            .33%
                   Balanced Wealth Strategy
August 31, 2010    AllianceBernstein Tax-Managed       $796          0.12%            .20%
                   Wealth Appreciation Strategy
August 31, 2009    AllianceBernstein Tax-Managed        $41          0.09%           0.86%
                   Conservative Wealth Strategy
August 31, 2009    AllianceBernstein Tax-Managed       $922          0.59%           2.48%
                   Balanced Wealth Strategy
August 31, 2009    AllianceBernstein Tax-Managed       $603          0.09%           0.45%
                   Wealth Appreciation Strategy
August 31, 2008    AllianceBernstein Tax-Managed       $236          0.68%           0.33%
                   Conservative Wealth Strategy
August 31, 2008    AllianceBernstein Tax-Managed       $271          0.22%           0.12%
                   Balanced Wealth Strategy
August 31, 2008    AllianceBernstein Tax-Managed     $1,609          0.40%           0.23%
                   Wealth Appreciation Strategy

      The Strategies' portfolio transactions in equity securities may occur on foreign stock exchanges. Transactions on stock exchanges involve the payment of brokerage commissions. On many foreign stock exchanges these commissions are fixed. Securities traded in foreign over-the-counter markets (including most fixed-income securities) are purchased from and sold to dealers acting as principal. Over-the-counter transactions generally do not involve the payment of a stated commission, but the price usually includes an undisclosed commission or markup. The prices of underwritten offerings, however, generally include a stated underwriter's discount. The Adviser expects to effect the bulk of its transactions in securities of companies based in foreign countries through brokers, deakers or underwriters located in such countries. U.S. Government or other U.S. securities constituting permissible investments will be purchased and sold through U.S. brokers, dealers or underwriters.


Disclosure of Portfolio Holdings
--------------------------------

            The Strategies believe that the ideas of the Adviser's investment staff should benefit the Strategies and their shareholders, and does not want to afford speculators an opportunity to profit by anticipating Strategy trading strategies or using Strategy information for stock picking. However, the Strategies also believe that knowledge of the Strategies' portfolio holdings can assist shareholders in monitoring their investment, making asset allocation decisions and evaluating portfolio management techniques.

            The Adviser has adopted, on behalf of the Strategies, policies and procedures relating to disclosure of the Strategies' portfolio securities. The policies and procedures relating to disclosure of the Strategies' portfolio securities are designed to allow disclosure of portfolio holdings information when necessary to the Strategies' operations or useful to the Strategies' shareholders without compromising the integrity or performance of the Strategies. Except when there are legitimate business purposes for selective disclosure and other conditions (designed to protect the Strategies and their shareholders) are met, the Strategies do not provide or permit others to provide information about the Strategies' portfolio holdings on a selective basis.

            The Strategies include portfolio holdings information as required in regulatory filings and shareholder reports, disclose portfolio holdings information as required by federal or state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. In addition, the Adviser posts portfolio holdings information on the Adviser's website (www.AllianceBernstein.com). The Adviser posts on the website a complete schedule of the Strategies' portfolio securities, as of the last day of each calendar month, approximately 30 days after the end of that month. This posted information generally remains accessible on the website for three months. For each portfolio security, the posted information includes its name, the number of shares held by the applicable Strategy, the market value of the applicable Strategy's holdings and the percentage of the applicable Strategy's assets represented by the applicable Strategy's holdings. In addition to the schedule of portfolio holdings, the Adviser may post information about the number of securities a Strategy holds, a summary of a Strategy's top ten holdings (including name and the percentage of the Strategy's assets invested in each holding) and a percentage breakdown of the Strategy's investments by country, sector and industry, as applicable approximately 10-15 days after the end of the month. The day after portfolio holdings information is publicly available on the website, it may be mailed, emailed or otherwise transmitted to any person.

            The Adviser may distribute or authorize the distribution of information about the Strategies' portfolio holdings that is not publicly available, on the website or otherwise, to the Adviser's employees and affiliates that provide services to the Strategies. In addition, the Adviser may distribute or authorize distribution of information about the Strategies' portfolio holdings that is not publicly available, on the website or otherwise, to the Strategies' service providers who require access to the information in order to fulfill their contractual duties relating to the Strategies, to facilitate the review of the Strategies by rating agencies, for the purpose of due diligence regarding a merger or acquisition, or for the purpose of effecting in-kind redemption of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Strategy shareholders. The Adviser does not expect to disclose information about the Strategies' portfolio holdings that is not publicly available to the Strategies' individual or institutional investors or to intermediaries that distribute the Strategies' shares. Information may be disclosed with any frequency and any lag, as appropriate.

            Before any non-public disclosure of information about the Strategies' portfolio holdings is permitted, however, AllianceBernstein's Chief Compliance Officer (or his designee) must determine that a Strategy has a legitimate business purpose for providing the portfolio holdings information, that the disclosure is in the best interests of the Strategy's shareholders, and that the recipient agrees or has a duty to keep the information confidential and agrees not to trade directly or indirectly based on the information or to use the information to form a specific recommendation about whether to invest in the Strategy or any other security. Under no circumstances may the Adviser or its affiliates receive any consideration or compensation for disclosing the information.

            The Adviser has established procedures to ensure that the Strategies' portfolio holdings information is only disclosed in accordance with these policies. Only AllianceBernstein's Chief Compliance Officer (or his designee) may approve the disclosure, and then only if he or she and a designated senior officer in the Adviser's product management group determines that the disclosure serves a legitimate business purpose of a Strategy and is in the best interest of the Strategy's shareholders. AllianceBernstein's Chief Compliance Officer (or his designee) approves disclosure only after considering the anticipated benefits and costs to a Strategy and its shareholders, the purpose of the disclosure, any conflicts of interest between the interests of the Strategy and its shareholders and the interests of the Adviser or any of its affiliates, and whether the disclosure is consistent with the policies and procedures governing disclosure. Only someone approved by AllianceBernstein's Chief Compliance Officer (or his designee) may make approved disclosures of portfolio holdings information to authorized recipients. The Adviser reserves the right to request certifications from senior officers of authorized recipients that the recipient is using the portfolio holdings information only in a manner consistent with the Adviser's policy and any applicable confidentiality agreement. AllianceBernstein's Chief Compliance Officer or another member of the compliance team reports all arrangements to disclose portfolio holdings information to the applicable Strategy's Board on a quarterly basis. If the Board determines that disclosure was inappropriate, the Adviser will promptly terminate the disclosure arrangement.


            In accordance with these procedures, each of the following third parties have been approved to receive information concerning the Strategies' portfolio holdings: (i) the Strategies' independent registered public accounting firm, for use in providing audit opinions; (ii) RR Donnelley Financial, Data Communique International and, from time to time, other financial printers, for the purpose of preparing Strategy regulatory filings; (iii) the Strategies' custodian in connection with its custody of the Strategies' assets; (iv) Risk Metrics for proxy voting services; and (v) data aggregators, such as Vestek Information may be provided to these parties at any time with no time lag. Each of these parties is contractually and ethically prohibited from sharing the Strategies' portfolio holdings information unless specifically authorized.


--------------------------------------------------------------------------------

                              GENERAL INFORMATION

--------------------------------------------------------------------------------

Description of the Trust
------------------------

            The Trust is organized as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts by an Agreement and Declaration of Trust ("Declaration of Trust") dated March 26, 1987, as amended, a copy of which is on file with the Secretary of State of The Commonwealth of Massachusetts. The Trust is a "series" company as described in Rule 18f-2 under the 1940 Act, having seven separate portfolios, each of which is represented by a separate series of shares. In addition to the Strategies, the other portfolio of the Trust is the AllianceBernstein Growth Fund. The name of the Trust was changed from The Alliance Portfolios to The AllianceBernstein Portfolios on March 31, 2003.

            The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of each series and of each class of shares thereof. The shares of each Strategy and each class thereof do not have any preemptive rights. Upon termination of any Strategy or any class thereof, whether pursuant to liquidation of the Trust or otherwise, shareholders of that Strategy or that class are entitled to share pro rata in the net assets of that Strategy or that class then available for distribution to such shareholders.

            The assets received by the Trust for the issue or sale of the Class A, Class B, Class C, Class R, Class K, Class I and Advisor Class shares of each Strategy and all income, earnings, profits, losses and proceeds therefrom, subject only to the rights of creditors, are allocated to, and constitute the underlying assets of, the appropriate class of that Strategy. The underlying assets of each Strategy and each class of shares thereof are segregated and are charged with the expenses with respect to that Strategy and that class and with a share of the general expenses of the Trust. While the expenses of the Trust are allocated to the separate books of account of each series and each class of shares thereof, certain expenses may be legally chargeable against the assets of all series or a particular class of shares thereof.


            The Declaration of Trust provides for the perpetual existence of the Trust. The Trust and any Strategy, however, may be terminated at any time by vote of at least a majority of the outstanding shares of each Strategy affected. The Declaration of Trust further provides that the Trustees may also terminate the Trust and any series upon written notice to the shareholders.


            It is anticipated that annual shareholder meetings will not be held; shareholder meetings will be held only when required by federal or state law. Shareholders have available certain procedures for the removal of Trustees.


            A shareholder will be entitled to share pro rata with other holders of the same class of shares all dividends and distributions arising from a Strategy's assets and, upon redeeming shares, will receive the then-current NAV of the Strategy represented by the redeemed shares less any applicable CDSC. Each Strategy is empowered to establish, without shareholder approval, additional portfolios, which may have different investment objectives and policies than those of the Strategies, and additional classes of shares within each Strategy. If an additional portfolio or class were established in either Strategy, each share of the portfolio or class would normally be entitled to one vote for all purposes. Generally shares of each portfolio and class would vote together as a single class on matters, such as the election of Trustees, that affect each portfolio and class in substantially the same manner. Class A, Class B, Class C, Class R, Class K and Class I shares have identical voting, dividend, liquidation and other rights, except that each class bears its own transfer agency expenses, each of Class A, Class B, Class C, Class R, Class K and Class I shares of the Strategies bears its own distribution expenses and Class B shares convert to Class A shares under certain circumstances. Each class of shares of each Strategy votes separately with respect to the Strategy's Rule 12b-1 distribution plan and other matters for which separate class voting is appropriate under applicable law. Shares are freely transferable, are entitled to dividends as determined by the Trustees and, in liquidation of a Strategy, are entitled to receive the net assets of the Strategy.


Capitalization
--------------

            The Trust has an unlimited number of authorized shares of beneficial interest. The Trustees are authorized to reclassify any unissued shares to any number of additional series and classes without shareholder approval. Accordingly, the Trustees in the future, for reasons such as the desire to establish one or more additional portfolios with different investment objectives, policies or restrictions, may create additional classes or series of shares. Any issuance of shares of another class or series would be governed by the 1940 Act and the laws of The Commonwealth of Massachusetts. If shares of another series were issued in connection with the creation of one or more additional portfolios, each share of any portfolio would normally be entitled to one vote for all purposes. Generally, shares of all portfolios would vote as a single series on matters, such as the election of Trustees, that affected all portfolios in substantially the same manner. As to matters affecting each portfolio differently, such as the approval of the Investment Advisory Agreement and changes in investment policy, shares of each portfolio would vote as a separate series. Except as noted below under "Shareholder and Trustee Liability," all shares of the Strategies when duly issued will be fully paid and non-assessable.


Voting Rights
-------------

            Shareholders are entitled to one vote for each full share held (with fractional votes for fractional shares held) and will vote (to the extent provided herein) in the election of Trustees and the termination of the Trust or a Strategy and on other matters submitted to the vote of shareholders.

            The By-Laws of the Trust provide that the shareholders of any particular series or class shall not be entitled to vote on any matters as to which such series or class is not affected. Except with respect to matters as to which the Trustees have determined that only the interests of one or more particular series or classes are affected or as required by law, all of the shares of each series or class shall, on matters as to which such series or class is entitled to vote, vote with other series or classes so entitled as a single class. Notwithstanding the foregoing, with respect to matters which would otherwise be voted on by two or more series or classes as a single class, the Trustees may, in their sole discretion, submit such matters to the shareholders of any or all such series or classes separately. Rule 18f-2 under the 1940 Act provides in effect that a series shall be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are substantially identical or that the matter does not affect any interest of such series. Although not governed by Rule 18f-2, shares of each class of a Strategy will vote separately with respect to matters pertaining to the respective Distribution Plans applicable to each class.

            There will normally be no meetings of shareholders for the purpose of electing Trustees except that in accordance with the 1940 Act (i) the Trust will hold a shareholders' meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders, and (ii) if, as a result of a vacancy on the Board, less than two-thirds of the Trustees holding office have been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders. The Strategies' shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so, and in such event the holders of the remaining less than 50% of the shares voting for such election of Trustees will not be able to elect any person or persons to the Board. A special meeting of shareholders for any purpose may be called by 10% of the Trust's outstanding shareholders.

            Except as set forth above, the Trustees shall continue to hold office and may appoint successor Trustees.

            No amendment may be made to the Agreement and Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust except (i) to change the Trust's name, (ii) to establish, change or eliminate the par value of shares or (iii) to supply any omission, cure any ambiguity or cure, correct or supplement any defective or inconsistent provision contained in the Declaration of Trust.

Shareholder and Trustee Liability
---------------------------------

            Under Massachusetts law shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Agreement and Declaration of Trust provides for indemnification out of a Strategy's property for all loss and expense of any shareholder of that Strategy held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Strategy of which he or she was a shareholder would be unable to meet its obligations.

            The Agreement and Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Agreement and Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. The By-Laws of the Trust provide for indemnification by the Trust of the Trustees and the officers of the Trust but no such person may be indemnified against any liability to the Trust or the Trust's shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

                   ALLIANCEBERNSTEIN BALANCED WEALTH STRATEGY
As of December 6, 2010, the following persons owned of record or beneficially 5%
               or more of the noted Class of shares of this Strategy:

                                                  No. of Shares
Name and Address                                  of Class          % of Class
----------------                                  ---------         -----------

Class A
--------

Edward D. Jones & Co.                             13,056,392         14.18%
Attn: Mutual Fund Shareholder Acctg
201 Progress Parkway
Maryland Heights, MO 63043-3009

MLPF&S For the Sole Benefit of Its Customers       6,025,946          6.54%
Attn: Fund Admin.
4800 Deer Lake Dr. East, Floor 2
Jacksonville, FL 32246-6484

National Financial Services LLC                   16,748,035         18.19%
For the Exclusive Benefit of Our Customers
Attn: Mutual Funds Dept.
200 Liberty St., 5th Floor
One World Financial Center
New York, NY 10281-5503

Pershing LLC                                       6,635,186          7.21%
P.O. Box 2052
Jersey City, NJ 07303-2052

Class B
--------

Citigroup Global Markets                           2,243,101          7.05%
House Account
Attn:  Cindy Tempesta
333 W. 34th Street, 3rd Floor
New York, NY  10001-2402

First Clearing LLC                                 1,982,426          6.23%
Special Custody Acct for the
Exclusive Benefit of Customer
2801 Market St.
Saint Louis, MO  63103-2523

MLPF&S For the Sole Benefit of Its Customers       6,379,360         20.06%
Attn: Fund Admin.
4800 Deer Lake Dr. East, Floor 2
Jacksonville, FL 32246-6484

National Financial Services LLC                    7,778,487         24.46%
For the Exclusive Benefit of Our Customers
Attn: Mutual Funds Dept.
200 Liberty St., 5th Floor
One World Financial Center
New York, NY 10281-5503

Pershing LLC                                       3,471,475         10.92%
P.O. Box 2052
Jersey City, NJ 07303-2052

Class C
--------

First Clearing, LLC                                2,548,297          6.65%
Special Custody Acct for the
Exclusive Benefit of Customer
2801 Market St.
Saint Louis, MO  63103-2523

MLPF&S                                             7,797,330         20.35%
For the Sole Benefit of Its Customers
Attn: Fund Admin.
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL  32246-6484

National Financial Services LLC                    4,158,810         10.85%
For the Exclusive Benefit of Our Customers
Attn: Mutual Funds Dept.
200 Liberty St., 5th Floor
One World Financial Center
New York, NY 10281-5503

Pershing LLC                                       3,174,309          8.28%
P.O. Box 2052
Jersey City, NJ 07303-2052

Advisor Class
-------------

First Clearing, LLC                                1,862,569         24.52%
Special Custody Acct for The
Exclusive Benefit of Customer
2801 Market St.
Saint Louis, MO  63103-2523

LPL Financial                                        955,315         12.58%
FBO Customer Accounts
Attn: Mutual Fund Operations
P.O. Box 509046
San Diego, CA  92150-9046

MLPF&S                                               617,764          8.13%
For the Sole Benefit of Its Customers
Attn: Fund Admin.
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL  32246-6484

PIMS/Prudential Retirement                         1,528,395         20.12%
As Nominee for the TTEE
AllianceBernstein L.P.
1345 Avenue of the Americas
11th Floor
New York, NY  10105-0302

Class R
-------

GPC as Agent for                                     252,753         10.70%
Reliance Trust Company FBO
Environmental Control, Inc. 401(k)
P.O. Box 79377
Atlanta, GA  30357-7377

MG Trust Company Cust. FBO                           305,610         12.94%
Oak Harbor Freight Lines, Inc.
700 17th Street, Suite 300
Denver, CO  80202-3531

MG Trust Company Cust. FBO                           159,505          6.75%
Van Zyverden Inc.
700 17th Street, Suite 300
Denver, CO  80202-3531

Reliance Trust Co.                                   129,074          5.46%
FBO Healthcare Management A 401K
P.O. Box 48529
Atlanta, GA  30362-1529

State Street Bank & Trust                            202,733          8.58%
FBO ADP/MSDW Alliance
Attn: Ralph Campbell
105 Rosemont Road
Westwood, MA  02090-2318

Class K
--------

Orchard Trust Company LLC TTEE Cust                  145,297          6.47%
Cohen Pontai Lieberman & Pavane
8515 E. Orchard Road, 2T2
Greenwood Village, CO  80111-5002

Orchard Trust Company LLC TTEE                       207,174          9.23%
FBO Levin Ginsburg 401K PSP
8515 E. Orchard Road, 2T2
Greenwood Village, CO  80111-5002

Orchard Trust Company LLC TTEE                       512,500         22.83%
FBO Social Studies School Service
401(K)
8515 E. Orchard Road, 2T2
Greenwood Village, CO  80111-5002

Orchard Trust Company LLC TTEE                       206,071          9.18%
FBO Taylor Day Currie
Boyd & Johnson PA PSP
8515 E. Orchard Road, 2T2
Greenwood Village, CO  80111-5002

Orchard Trust Company LLC TTEE Cust                  157,554          7.02%
Savings Plan for the Employees of
New York Inc
8515 E. Orchard Road, 2T2
Greenwood Village, CO  80111-5002

Class I
--------

Orchard Trust Company LLC TTEE Cust                  434,186         22.96%
Group Pension Plan for Employees
8515 E. Orchard Road, 2T2
Greenwood Village, CO  80111-5002

Orchard Trust Company LLC TTEE Cust                  272,470         14.41%
J. D'Addario & Company
8515 E. Orchard Road, 2T2
Greenwood Village, CO  80111-5002

Orchard Trust Company LLC TTEE Cust                1,063,305         56.23%
Webcor Builders 401K PSP
P.O. Box 85484
San Diego, CA  92186-5484


                 ALLIANCEBERNSTEIN WEALTH APPRECIATION STRATEGY
As of December 6, 2010, the following persons owned of record or beneficially 5%
               or more of the noted Class of shares of this Strategy:

                                                  No. of Shares
Name and Address                                  of Class          % of Class
----------------                                  ---------         -----------

Class A
--------

Edward D. Jones & Co.                             2,876,090           5.82%
Attn: Mutual Fund Shareholder Acctg
201 Progress Pkwy.
Maryland Heights, MO 63043-3009

MLPF&S For the Sole Benefit of Its Customers      3,279,538           6.63%
Attn: Fund Admin.
4800 Deer Lake Dr. East, Floor 2
Jacksonville, FL 32246-6484

National Financial Services LLC                   7,372,585          14.91%
For the Exclusive Benefit of Our Customers
Attn: Mutual Funds Dept.
200 Liberty St., 5th Floor
One World Financial Center
New York, NY 10281-5503

Pershing LLC                                      3,292,785           6.66%
P.O. Box 2052
Jersey City, NJ 07303-2052

Class B
--------

Citigroup Global Markets                            873,952           6.04%
House Account
Attn:  Cindy Tempesta
333 West 34th St., Floor 3
New York, NY  10001-2402

First Clearing LLC                                  965,770           6.68%
Special Custody Acct for the
Exclusive Benefit of Customer
2801 Market St.
Saint Louis, MO  63103-2523

MLPF&S for the Sole Benefit of its Customers      2,941,935          20.34%
Attn: Fund Admin.
4800 Deer Lake Dr. East, Floor 2
Jacksonville, FL  32246-6484

National Financial Services LLC                   2,604,521          18.01%
For the Exclusive Benefit of our Customers
Attn: Mutual Funds Dept.
200 Liberty Street, 5th Floor
One World Financial Center
New York, NY  10281-5502

Pershing LLC                                      1,321,913           9.14%
P.O. Box 2052
Jersey City, NJ 07303-2052

Class C
--------

First Clearing LLC                                1,683,866           8.90%
Special Custody Account for the
Exclusive Benefit of Customer
2801 Market St.
Saint Louis, MO  63103-2523

MLPF&S For the Sole Benefit of Its Customers      3,202,156          16.93%
Attn: Fund Admin.
4800 Deer Lake Dr. East, Floor 2
Jacksonville, FL 32246-6484

National Financial Services LLC                   1,311,493           6.93%
For the Exclusive Benefit of Our Customers
Attn: Mutual Funds Dept.
200 Liberty St., 5th Floor
One World Financial Center
New York, NY 10281-5503

Pershing LLC                                      1,917,319          10.14%
P.O. Box 2052
Jersey City, NJ 07303-2052

Class R
--------

Counsel Trust FBO                                   109,645           6.54%
Sencore Inc 401K Plan
1251 Waterfront Place, Suite 525
Pittsburgh, PA 15222-4228

MG Trust Co                                         126,765           7.56%
FBO Oak Harbor Freight Lines Inc.
700 17th Street, Suite 300
Denver, CO  80202-3531

MG Trust Company Cust. FBO                          455,826          27.18%
Oak Harbor Freight Lines, Inc.
700 17th Street, Suite 300
Denver, CO  80202-3531

Class K
--------

Orchard Trust Company LLC TTEE                      247,248          13.03%
FBO Mahoney Ulbrich Christiansen
& Russ PA PSP & Trust
8515 E. Orchard Road, 2T2
Greenwood Village, CO  80111-5002

Orchard Trust Company LLC TTEE                      202,409          10.66%
FBO Social Studies School Service
401(K)
8515 E. Orchard Road, 2T2
Greenwood Village, CO  80111-5002

Orchard Trust Company LLC TTEE Cust                 132,194           6.96%
FBO TS-Arion Systems Inc PSP
8515 E. Orchard Road, 2T2
Greenwood Village, CO  80111-5002

Orchard Trust Company LLC TTEE Cust                 283,844          14.95%
Palm Beach Heart Assoc PA PSP
8515 E. Orchard Road, 2T2
Greenwood Village, CO  80111-5002

Class I
--------

Orchard Trust Company LLC TTEE Cust                 181,588          19.78%
George Little MGMT LLC 401K PSP
8515 E. Orchard Road, 2T2
Greenwood Village, CO  80111-5002

Orchard Trust Company LLC TTEE Cust                 513,934          55.99%
J. D'Addario & Company
8515 E. Orchard Road, 2T2
Greenwood Village, CO  80111-5002

Orchard Trust Company LLC TTEE Cust                 174,013          18.96%
Webcor Builders 401K PSP
P.O. Box 85484
San Diego, CA  92186-5484


                 ALLIANCEBERNSTEIN CONSERVATIVE WEALTH STRATEGY
As of December 6, 2010, the following persons owned of record or beneficially 5%
               or more of the noted Class of shares of this Strategy:

                                                  No. of Shares
Name and Address                                  of Class          % of Class
----------------                                  ---------         -----------

Class A
--------

Edward D. Jones & Co.                             4,051,451         13.18%
Attn: Mutual Fund Shareholder Acctg
201 Progress Pkwy.
Maryland Heights, MO 63043-3009

MLPF&S For the Sole Benefit of Its Customers      1,952,802          6.35%
Attn: Fund Admin.
4800 Deer Lake Dr. East, Floor 2
Jacksonville, FL 32246-6484

National Financial Services LLC                   8,862,238         28.83%
For the Exclusive Benefit of Our Customers
Attn: Mutual Funds Dept.
200 Liberty St., 5th Floor
One World Financial Center
New York, NY 10281-5503

Pershing LLC                                      1,873,192          6.09%
P.O. Box 2052
Jersey City, NJ 07303-2052

Class B
--------

MLPF&S For the Sole Benefit of Its Customers      1,515,749         14.14%
Attn: Fund Admin.
4800 Deer Lake Dr. East, Floor 2
Jacksonville, FL 32246-6484

National Financial Services LLC                   4,055,778         37.83%
For the Exclusive Benefit of Our Customers
Attn: Mutual Funds Dept.
200 Liberty St., 5th Floor
One World Financial Center
New York, NY 10281-5503

Pershing LLC                                      1,177,425         10.98%
P.O. Box 2052
Jersey City, NJ 07303-2052

Class C
--------

MLPF&S For the Sole Benefit of Its Customers      2,318,894         15.12%
Attn: Fund Admin.
4800 Deer Lake Dr. East, Floor 2
Jacksonville, FL 32246-6484

National Financial Services LLC                   3,721,389         24.26%
For the Exclusive Benefit of Our Customers
Attn: Mutual Funds Dept.
200 Liberty St., 5th Floor
One World Financial Center
New York, NY 10281-5503

Pershing LLC                                      1,332,928          8.69%
P.O. Box 2052
Jersey City, NJ 07303-2052

Advisor Class
--------------

First Clearing, LLC                                  93,634          5.07%
Special Custody Acct for the
Exclusive Benefit of the Customer
2801 Market St.
Saint Louis, MO  63103-2523

LPL Financial                                       139,594          7.57%
FBO Customer Accounts
Attn: Mutual Fund Operations
P.O. Box 509046
San Diego, CA  92150-9046

Pershing LLC                                        145,439          7.88%
P.O. Box 2052
Jersey City, NJ 07303-2052

PIMS/Prudential Retirement                          673,764         36.51%
As Nominee for the TTEE
AllianceBernstein L.P.
1345 Avenue of the Americas
11th Floor
New York, NY  10105-0302

Class R
--------

GPC as Agent for                                     98,675          7.50%
Reliance Trust Company FBO
Therapeutic Radiation Oncology 401K
P.O. Box 79377
Atlanta, GA  30357-7377

MG Trust Co                                         108,925          8.28%
FBO Oak Harbor Freight Lines Inc.
700 17th Street, Suite 300
Denver, CO  80202-3531

MG Trust Company Cust.                              352,806         26.81%
FBO Oak Harbor Freight Lines Inc.
700 17th Street, Suite 300
Denver, CO  80202-3531

State Street Bank & Trust                           152,084         11.56%
FBO ADP/MSDW Alliance
Attn: Ralph Campbell
105 Rosemont Rd.
Westwood, MA  02090-2318

Class K
--------

MG Trust Company Cust FBO                            28,085          5.27%
Hamilton Cardiology Associates PA
700 17th Street, Ste 300
Denver, CO  80202-3531

Orchard Trust Company LLC TTEE                       74,941         14.07%
Aaronson Dickerson Cohn & Lanzonie
APC 401K PSP
8515 E. Orchard Rd, 2T2
Greenwood Village, CO  80111-5002

Orchard Trust Company LLC TTEE Cust                 104,528         19.63%
FBO Perry Hay & Chu PSP
8515 E. Orchard Road, 2T2
Greenwood Village, CO  80111-5002

Orchard Trust Company LLC TTEE Cust                 107,341         20.16%
FBO the Spektors DDS
8515 E. Orchard Road, 2T2
Greenwood Village, CO  80111-5002

Sanford Bernstein & Co LLC                           44,710          8.40%
One North Lexington Avenue
White Plains, NY 10601-1712

Class I
--------

NFS LLC FEBO                                         22,160          9.17%
T Cooper/D Gilbert TTEES
Plumbers & Steamfitters Loc 52
Defined Contribution Pens Plan
P.O. Box 211105
Montgomery, AL  36121-1105

Orchard Trust Company LLC TTEE Cust                  19,205          7.94%
Group Pension Plan for Employees
8515 E. Orchard Road, 2T2
Greenwood Village, CO  80111-5002

Orchard Trust Company LLC TTEE Cust                 152,877         63.23%
J. D'Addario & Company
8515 E. Orchard Road, 2T2
Greenwood Village, CO  80111-5002

Orchard Trust Company LLC TTEE Cust                  39,895         16.50%
Webcor Builders 401K PSP
P.O. Box 85486
San Diego, CA  92186-5484


             ALLIANCEBERNSTEIN TAX-MANAGED BALANCED WEALTH STRATEGY
As of December 6, 2010, the following persons owned of record or beneficially 5%
               or more of the noted Class of shares of this Strategy:


                                                  No. of Shares
Name and Address                                  of Class          % of Class
----------------                                  ---------         -----------

Class A
--------

Edward D Jones & Co.                              1,861,079          16.01%
Attn: Mutual Fund Shareholder Acctg
201 Progress Pkwy.
Maryland Heights, MO 63043-3009

MLPF&S For the Sole Benefit of Its Customers        998,538           8.59%
Attn: Fund Admin.
4800 Deer Lake Dr. East, Floor 2
Jacksonville, FL 32246-6484

National Financial Services LLC                   1,713,963          14.75%
For the Exclusive Benefit of Our Customers
Attn: Mutual Funds Dept.
200 Liberty St., 5th Floor
One World Financial Center
New York, NY 10281-5503

Pershing LLC                                        827,691           7.12%
P.O. Box 2052
Jersey City, NJ 07303-2052

Class B
--------

Citigroup Global Markets                            108,784           5.41%
House Account
Attn:  Cindy Tempesta
333 West 34th St., Floor 3
New York, NY  10001-2402

First Clearing LLC                                  137,402           6.83%
Special Custody Acct. for the
Exclusive Benefit of Customer
2801 Market St.
Saint Louis, MO  63103-2523

MLPF&S For the Sole Benefit of Its Customers        426,043          21.18%
Attn: Fund Admin.
4800 Deer Lake Dr. East, Floor 2
Jacksonville, Fl. 32246-6484

National Financial Services LLC                     302,042          15.02%
For the Exclusive Benefit of Our Customers
Attn: Mutual Funds Dept.
200 Liberty St., 5th Floor
One World Financial Center
New York, NY 10281-5503

Pershing LLC                                        239,394          11.90%
P.O. Box 2052
Jersey City, NJ  07303-2052

Class C
--------

First Clearing, LLC                                 231,372           5.31%
Special Custody Acct for the
Exclusive Benefit of Customer
2801 Market St.
Saint Louis, MO  63103-2523

MLPF&S                                              898,608          20.64%
For the Sole Benefit of Its Customers
Attn: Fund Admin.
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL  32246-6484

National Financial Services LLC                     633,722          14.55%
For the Exclusive Benefit of Our Customers
Attn: Mutual Funds Dept.
200 Liberty St., 5th Floor
One World Financial Center
New York, NY 10281-5503

Pershing LLC                                        573,161          13.16%
P.O. Box 2052
Jersey City, NJ 07303-2052

Advisor Class
-------------

First Clearing, LLC                                 103,033           8.67%
Special Custody Acct. for the
Exclusive Benefit of Customer
2801 Market St.
Saint Louis, MO  63103-2523

LPL Financial                                       118,502           9.97%
FBO Customer Accounts
Attn: Mutual Fund Operations
P.O. Box 509046
San Diego, CA  92150-9046

MLPF&S                                               91,271           7.68%
For the Sole Benefit of Its Customers
Attn: Fund Admin.
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL  32246-6484

Pershing LLC                                         59,621           5.01%
P.O. Box 2052
Jersey City, NJ 07303-2052

Sanford Bernstein & Co LLC                          214,564          18.05%
One North Lexington Avenue
White Plains, NY 10601-1712


           ALLIANCEBERNSTEIN TAX-MANAGED WEALTH APPRECIATION STRATEGY
As of December 6, 2010, the following persons owned of record or beneficially 5%
               or more of the noted Class of shares of this Strategy:

                                                  No. of Shares
Name and Address                                  of Class          % of Class
----------------                                  ---------         -----------



Class A
--------

Edward D. Jones & Co.                             404,364             8.86%
Attn: Mutual Fund Shareholder Acctg
201 Progress Pkwy.
Maryland Heights, MO 63043-3009

MLPF&S For the Sole Benefit of Its Customers      369,426             8.09%
Attn: Fund Admin.
4800 Deer Lake Dr. East, Floor 2
Jacksonville, FL 32246-6484

National Financial Services LLC                   791,543            17.33%
For the Exclusive Benefit of Our Customers
Attn: Mutual Funds Dept.
200 Liberty St., 5th Floor
One World Financial Center
New York, NY 10281-5503

Pershing LLC                                      385,037             8.43%
P.O. Box 2052
Jersey City, NJ 07303-2052

Class B
--------

First Clearing, LLC                                45,866             5.48%
Special Custody Acct for the
Exclusive Benefit of Customer
2801 Market St.
Saint Louis, MO  63103-2523

MLPF&S For the Sole Benefit of Its Customers      202,949            24.25%
Attn: Fund Admin.
4800 Deer Lake Dr. East, Floor 2
Jacksonville, FL 32246-6484

National Financial Services LLC                   129,204            15.44%
For the Exclusive Benefit of Our Customers
Attn: Mutual Funds Dept.
200 Liberty St., 5th Floor
One World Financial Center
New York, NY 10281-5503

Pershing LLC                                       83,355             9.96%
P.O. Box 2052
Jersey City, NJ 07303-2052

Class C
--------

First Clearing, LLC                               188,317             7.27%
Special Custody Acct for the
Exclusive Benefit of Customer
2801 Market St.
Saint Louis, MO  63103-2523

MLPF&S For the Sole Benefit of Its Customers      500,505            19.31%
Attn: Fund Admin.
4800 Deer Lake Dr. East, Floor 2
Jacksonville, Fl. 32246-6484

Morgan Stanley & Co.                              179,765             6.94%
Harborside Financial Center
Plaza II, 3rd Floor
Jersey City, NJ 07311

National Financial Services LLC                   222,600             8.59%
For the Exclusive Benefit of Our Customers
Attn: Mutual Funds Dept.
200 Liberty St., 5th Floor
One World Financial Center
New York, NY 10281-5503

Pershing LLC                                      269,168            10.38%
P.O. Box 2052
Jersey City, NJ 07303-2052


           ALLIANCEBERNSTEIN TAX-MANAGED CONSERVATIVE WEALTH STRATEGY
As of December 6, 2010, the following persons owned of record or beneficially 5%
               or more of the noted Class of shares of this Strategy:


                                                  No. of Shares
Name and Address                                  of Class          % of Class
----------------                                  ---------         -----------

Class A
-------

Edward D. Jones & Co.                             1,033,974          17.29%
Attn: Mutual Fund Shareholder Acctg
201 Progress Pkwy.
Maryland Heights, MO 63043-3009

MLPF&S For the Sole Benefit of Its Customers        519,168           8.68%
Attn: Fund Admin.
4800 Deer Lake Dr. East, Floor 2
Jacksonville, FL 32246-6484

National Financial Services LLC                   1,247,645          20.86%
For the Exclusive Benefit of Our Customers/
Attn: Mutual Funds Dept.
200 Liberty St., 5th Floor
One World Financial Center
New York, NY 10281-5503

Pershing LLC                                        381,026           6.37%
P.O. Box 2052
Jersey City, NJ 07303-2052

Class B
--------

First Clearing LLC                                   55,631           5.63%
Special Custody Acct for the
Exclusive Benefit of Customer
2801 Market St.
Saint Louis, MO  63103-2523

MLPF&S For the Sole Benefit of Its Customers        227,081          22.97%
Attn: Fund Admin.
4800 Deer Lake Dr. East, Floor 2
Jacksonville, FL 32246-6484

National Financial Services LLC                     252,297          25.52%
For the Exclusive Benefit of Our Customers
Attn: Mutual Funds Dept.
200 Liberty St., 5th Floor
One World Financial Center
New York, NY 10281-5503

Pershing LLC                                         99,909          10.10%
P.O. Box 2052
Jersey City, NJ 07303-2052

Class C
--------

MLPF&S                                              437,775          18.44%
For the Sole Benefit of its Customers
Attn: Fund Admin.
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL  32246-6484

National Financial Services LLC                     604,032          25.44%
For the Exclusive Benefit of Our Customers
Attn: Mutual Funds Dept.
200 Liberty St., 5th Floor
One World Financial Center
New York, NY 10281-5503

Pershing LLC                                        236,599           9.96%
P.O. Box 2052
Jersey City, NJ 07303-2052

Advisor Class
--------------

LPL Financial                                        64,189          14.08%
FBO Customer Accounts
Attn: Mutual Fund Operations
P.O. Box 509046
San Diego, CA 92150-9046

MLPF&S For the Sole Benefit of Its Customers         33,393           7.33%
Attn: Fund Admin.
4800 Deer Lake Dr. East, Floor 2
Jacksonville, FL 32246-6484

NFS LLC FEBO                                         24,900           5.46%
Elizabeth Smith
300 Old Country Rd.
Severna Park, MD 21146-4617

Primevest Financial Services FBO                     89,194          19.57%
John Webb
400 First Street So., Suite 300
P.O. Box 283
Saint Cloud, MN 56302-0283

Primevest Financial Services FBO                     76,102          16.70%
Lavonne S. Webb
400 First Street So., Suite 300
P.O. Box 283
Saint Cloud, MN 56302-0283

Raymond James & Associates, Inc.                     53,654          11.77%
FBO Thomas C. Manning &
Virginia C. Manning TTEE
Thomas C. & Virginia C. Manning TR
4240 185th Place SE
Issaquah, WA  98027-9762



Custodial Arrangements
----------------------

            State Street Bank and Trust Company, One Lincoln Street, Boston, MA, 02111 ("State Street") acts as the Trust's custodian, but plays no part in deciding the purchase or sale of portfolio securities. Subject to the supervision of the Strategies' Trustees, State Street may enter into subcustodial agreements for the holding of the Strategies' securities outside of the United States.


Principal Underwriter
---------------------

            ABI, an indirect wholly-owned subsidiary of the Adviser, located at 1345 Avenue of the Americas, New York, New York 10105, is the principal underwriter of shares of the Trust. Under the Distribution Services Agreement between the Trust and ABI, the Trust has agreed to indemnify ABI, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities under the Securities Act.

Counsel
-------

            Legal matters in connection with the issuance of the shares of the Strategies offered hereby are passed upon by Seward & Kissel LLP, New York, New York.

Additional Information
----------------------

            Any shareholder inquiries may be directed to the shareholder's financial intermediary or to ABIS at the address or telephone numbers shown on the front cover of this SAI.

            This SAI does not contain all the information set forth in the Registration Statement filed by the Trust with the Commission under the Securities Act. Copies of the Registration Statement may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the offices of the Commission in Washington, D.C.

--------------------------------------------------------------------------------

                        FINANCIAL STATEMENTS AND REPORT
                OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------


            The Financial statements of the Strategies for the fiscal year ended August 31, 2010 and the report of Ernst & Young LLP, independent registered public accounting firm, are incorporated herein by reference to the Strategies' annual reports. The annual reports were filed on Form N-CSR with the Commission on November 5, 2010. These reports are available without charge upon request by calling ABIS at (800) 227-4618 or on the Internet at www.AllianceBernstein.com.

                                   APPENDIX A


                    STATEMENT OF POLICIES AND PROCEDURES FOR
                                  PROXY VOTING


1.   Introduction


     As a registered investment adviser, AllianceBernstein L.P. ("AllianceBernstein", "we" or "us") has a fiduciary duty to act solely in the best interests of our clients. We recognize that this duty requires us to vote client securities in a timely manner and make voting decisions that are intended to maximize shareholder value. We consider ourselves shareholder advocates and take this responsibility very seriously. Consistent with these obligations, we will disclose our clients' voting records only to them and as required by mutual fund vote disclosure regulations. In addition, the proxy committees may, after careful consideration, choose to respond to surveys regarding past votes.

     This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement applies to AllianceBernstein's investment groups investing on behalf of clients in both U.S. and non-U.S. securities.


2.   Proxy Policies


     Our proxy voting policies are principle-based rather than rules-based. We adhere to a core set of principles that are described in this Statement and in our Proxy Voting Manual. We assess each proxy proposal in light of those principles. Our proxy voting "litmus test" will always be what we view as most likely to maximize shareholder value. We believe that authority and accountability for setting and executing corporate policies, goals and compensation should generally rest with the board of directors and senior management. In return, we support strong investor rights that allow shareholders to hold directors and management accountable if they fail to act in the best interests of shareholders. In addition, when a company engages in illegal activities or other anti-social behavior, we exercise our proxy voting rights considering such behavior.

     This statement is designed to be responsive to the wide range of proxy voting subjects that can have a significant effect on the investment value of the securities held in our clients' accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. AllianceBernstein reserves the right to depart from these guidelines in order to make voting decisions that are in our clients' best interests. In reviewing proxy issues, we will apply the following general policies:


 2.1. Corporate Governance


      AllianceBernstein's proxy voting policies recognize the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to shareholders. We favor proposals promoting transparency and accountability within a company. We support the appointment of a majority of independent directors on key committees and generally support separating the positions of chairman and chief executive officer, except in cases where a company has sufficient counter-balancing governance in place. Because we believe that good corporate governance requires shareholders to have a meaningful voice in the affairs of the company, we generally will support shareholder proposals which request that companies amend their by-laws to provide that director nominees be elected by an affirmative vote of a majority of the votes cast. Furthermore, we have written to the U.S. Securities and Exchange Commission ("SEC") in support of shareholder access to corporate proxy statements under specified conditions with the goal of serving the best interests of all shareholders.


 2.2. Elections of Directors

      Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. Therefore, we may withhold votes for directors (or vote against directors in non-U.S. markets) who fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote or failure to act on tender offers where a majority of shareholders have tendered their shares. (We may vote against directors under these circumstances if the company has adopted a majority voting policy because, if a company has adopted such a policy, withholding votes from directors is not possible.) In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse, and we may abstain or vote against directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement. Also, we will generally not withhold votes for directors who meet the definition of independence promulgated by the primary exchange on which the company's shares are traded or set forth in the code we determine to be best practice in the country where the subject company is domiciled. Finally, because we believe that cumulative voting in a single shareholder class structures provide a disproportionately large voice to minority shareholders in the affairs of a company, we will generally vote against such proposals and vote for management proposals seeking to eliminate cumulative voting. However, in dual class structures (such as A&B shares) where the shareholders with a majority economic interest have a minority voting interest, we will generally vote in favor of cumulative voting.

 2.3. Appointment of Auditors

      AllianceBernstein believes that the company is in the best position to choose its auditors, so we will generally support management's recommendation. However, we recognize that there are inherent conflicts when a company's independent auditor performs substantial non-audit services for the company. The Sarbanes-Oxley Act of 2002 prohibits certain categories of services by auditors to U.S. issuers, making this issue less prevalent in the U.S. Nevertheless, in reviewing a proposed auditor, we will consider the fees paid for non-audit services relative to total fees and whether there are other reasons for us to question the independence or performance of the auditors.

 2.4. Changes in Legal and Capital Structure

      Changes in a company's charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, AllianceBernstein will cast its votes in accordance with management's recommendations on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition or provide a sufficient number of shares for an employee savings plan, stock option plan or executive compensation plan. However, a satisfactory explanation of a company's intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than 100% of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device. We will support shareholder proposals that seek to eliminate dual class voting structures.

 2.5. Corporate Restructurings, Mergers and Acquisitions

      AllianceBernstein believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of our research analysts that cover the company and our investment professionals managing the portfolios in which the stock is held.

 2.6. Proposals Affecting Shareholder Rights

      AllianceBernstein believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

 2.7. Anti-Takeover Measures

      AllianceBernstein believes that measures that impede corporate transactions (such as takeovers) or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. Therefore, we will generally oppose proposals, regardless of whether they are advanced by management or shareholders, when their purpose or effect is to entrench management or excessively or inappropriately dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover or anti-shareholder measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including the authorization of blank check preferred stock, classified boards and supermajority vote requirements) that appear to be anti-shareholder or intended as management entrenchment mechanisms.

 2.8. Executive Compensation

      AllianceBernstein believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefits offered to company employees. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. In general, we will analyze the proposed plan to ensure that shareholder equity will not be excessively diluted taking into account shares available for grant under the proposed plan as well as other existing plans. We generally will oppose plans that allow stock options to be granted with below market value exercise prices on the date of issuance or permit re-pricing of underwater stock options without shareholder approval. Other factors such as the company's performance and industry practice will generally be factored into our analysis. In markets where remuneration reports are not required for all companies (for instance, in the U.S. such reports are required only for companies that received funds from the Troubled Asset Relief Program ("TARP") but not other companies), we will generally support shareholder proposals asking the board to adopt a policy (i.e., "say on pay") that the company's shareholders be given the opportunity to vote on an advisory resolution to approve the compensation committee's report. Although "say on pay" votes are by nature only broad indications of shareholder views, they do lead to more compensation-related dialogue between management and shareholders and help ensure that the important common objective of management and shareholders is met which is maximizing the value of the company. In markets where votes to approve remuneration reports are required, we review the reports on a case-by-case basis. With respect to companies that have received governmental assistance through government programs such as TARP, we will generally oppose shareholder proposals that seek to impose greater executive compensation restrictions on subject companies than are required under the applicable program because such restrictions could create a competitive disadvantage for the subject company. We believe the SEC took appropriate steps to ensure more complete and transparent disclosure of executive compensation and corporate governance disclosure rules in 2006 and February 2010. Therefore, while we will consider them on a case-by-case basis, we generally vote against shareholder proposals seeking additional disclosure of executive and director compensation, including proposals that seek to specify the measurement of performance-based compensation, if the company is subject to SEC rules. Finally, we will support requiring a shareholder vote on management proposals to provide severance packages that exceed
      2.99 times the sum of an executive officer's base salary plus bonus that are triggered by a change in control. Finally, we will support shareholder proposals requiring a company to expense compensatory employee stock options (to the extent the jurisdiction in which the company operates does not already require it) because we view this form of compensation as a significant corporate expense that should be appropriately accounted for.

 2.9. Social and Corporate Responsibility


      These types of shareholder proposals often raise complex and controversial issues that may have both a financial and non-financial effect on the company. They reflect increasing shareholder concern about Socially Responsible Investing, which may include environmental, social and governance-related issues, as well as other forms of responsible investing and proxy voting. These proposals present a special set of challenges because, beyond distinctions between legal and illegal activity, perspectives on social good vary widely, not only across borders but also from shareholder to shareholder.

      Maximizing long-term shareholder value is the overriding concern in considering these proposals, so AllianceBernstein will review and analyze them on a case-by-case basis to determine what effect, if any, they will have on the future earnings of the company. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company with no discernable benefits to shareholders. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.


3. Proxy Voting Procedures

 3.1. Proxy Voting Committees

      Our growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for AllianceBernstein and consider specific proxy voting matters as necessary. These committees periodically review these policies and new types of corporate governance issues, and decide how we should vote on proposals not covered by these policies. When a proxy vote cannot be clearly decided by an application of our stated policy, the proxy committee will evaluate the proposal. In addition, the committees, in conjunction with the analyst that covers the company, may contact corporate management, interested shareholder groups and others as necessary to discuss proxy issues. Members of the committees include senior investment personnel and representatives of the Legal and Compliance Department. The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committees monitor adherence to these policies.

 3.2. Conflicts of Interest

      AllianceBernstein recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage, or we administer, who distributes AllianceBernstein-sponsored mutual funds, or with whom we have, or one of our employees has, a business or personal relationship that may affect (or may be reasonably viewed as affecting) how we vote on the issuer's proxy. Similarly, AllianceBernstein may have a potentially material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted based solely on our clients' best interests. Additionally, we have implemented procedures to ensure that our votes are not the product of a material conflict of interest, including: (i) on an annual basis, the proxy committees taking reasonable steps to evaluate (A) the nature of AllianceBernstein's and our employees' material business and personal relationships (and those of our affiliates) with any company whose equity securities are held in client accounts and
      (B) any client that has sponsored or has a material interest in a proposal upon which we will be eligible to vote; (ii) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that he or she is aware of (including personal relationships) and any contact that he or she has had with any interested party regarding a proxy vote; (iii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iv) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of third party research services to ensure that our voting decision is consistent with our clients' best interests.

      Because under certain circumstances AllianceBernstein considers the recommendation of third party research services, the proxy committees take reasonable steps to verify that any third party research service is, in fact, independent taking into account all of the relevant facts and circumstances. This includes reviewing the third party research service's conflict management procedures and ascertaining, among other things, whether the third party research service (i) has the capacity and competency to adequately analyze proxy issues, and (ii) can make recommendations in an impartial manner and in the best interests of our clients.

 3.3. Proxies of Certain Non-U.S. Issuers

      Proxy voting in certain countries requires "share blocking." Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients' custodian banks. Absent compelling reasons to the contrary, AllianceBernstein believes that the benefit to the client of exercising the vote is outweighed by the cost of voting (i.e. not being able to sell the shares during this period). Accordingly, if share blocking is required we generally choose not to vote those shares.

      In addition, voting proxies of issuers in non-US markets may give rise to a number of administrative issues that may prevent AllianceBernstein from voting such proxies. For example, AllianceBernstein may receive meeting notices without enough time to fully consider the proxy or after the cut-off date for voting. Other markets require AllianceBernstein to provide local agents with power of attorney prior to implementing AllianceBernstein's voting instructions. Although it is AllianceBernstein's policy to seek to vote all proxies for securities held in client accounts for which we have proxy voting authority, in the case of non-US issuers, we vote proxies on a best efforts basis.

 3.4. Loaned Securities

      Many clients of AllianceBernstein have entered into securities lending arrangements with agent lenders to generate additional revenue. AllianceBernstein will not be able to vote securities that are on loan under these types of arrangements. However, under rare circumstances, for voting issues that may have a significant impact on the investment, we may request that clients recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client or fund and the administrative burden of retrieving the securities.

 3.5. Proxy Voting Records

      Clients may obtain information about how we voted proxies on their behalf by contacting their AllianceBernstein administrative representative. Alternatively, clients may make a written request for proxy voting information to: Mark R. Manley, Senior Vice President & Chief Compliance Officer, AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105.

      [ALTERNATIVE LANGUAGE FOR U.S. MUTUAL FUNDS]


      You may obtain information regarding how the Strategies voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, go to the SEC's web site at www.sec.gov or call AllianceBernstein at (800) 227-4618.





SK 00250 0157 1136753 v4

                                     PART C
                               OTHER INFORMATION

ITEM 28. Exhibits:

      (a)   Declaration of Trust.

            (1) Agreement and Declaration of Trust (previously filed with Post-Effective Amendment No. 28 to the Registrant's Registration Statement on January 30, 1998).

            (2) Amendment No. 1 to Agreement and Declaration of Trust (previously filed with Post-Effective Amendment No. 28 to the Registrant's Registration Statement on January 30, 1998).

            (3) Amendment No. 2 to Agreement and Declaration of Trust (previously filed with Post-Effective Amendment No. 28 to the Registrant's Registration Statement on January 30, 1998).

            (4) Amendment No. 3 to Agreement and Declaration of Trust (previously filed with Post-Effective Amendment No. 48 to the Registrant's Registration Statement on June 6, 2003).

      (b)   (1)   By-Laws (previously filed with Post-Effective Amendment No. 26 to the Registrant's Registration Statement on August 28,
                  1997).

            (2) Amendment to By-Laws dated October 16, 1991 (previously filed with Post-Effective Amendment No. 26 to the Registrant's Registration Statement on August 28, 1997).

            (3) Amendment to By-Laws dated July 14, 2004 (previously filed with Post-Effective Amendment No. 56 to the Registrant's Registration Statement on September 1, 2004).

      (c) Portions of the Registrant's Agreement and Declaration of Trust and By-Laws pertaining to shareholders' rights (previously filed with Post-Effective Amendment No. 11 to the Registrant's Registration Statement on June 28, 1993).

      (d) Form of Amended and Restated Investment Advisory Agreement between the Registrant and AllianceBernstein L.P. - (previously filed with the Post-Effective Amendment No. 65 to the Registrant's Registration Statement on October 25, 2006).

      (e)   (1)   Form of Amended and Restated Distribution Services Agreement
                  between the Registrant and AllianceBernstein Investments, Inc., effective September 2, 2003 (previously filed with
                  Post-Effective Amendment No. 51 to the Registrant's
                  Registration Statement on August 22, 2003).

            (2) Form of Amendment to Amended and Restated Distribution Services Agreement between the Registrant and AllianceBernstein Investments, Inc. (previously filed with Post-Effective Amendment No. 54 to the Registrant's Registration Statement on November 26, 2003).

            (3) Form of Amendment to Amended and Restated Distribution Services Agreement between the Registrant and AllianceBernstein Investments, Inc. (previously filed with Post-Effective Amendment No. 59 of the Registrant's Registration Statement on December 30, 2004).

            (4) Form of Amendment to Distribution Services Agreement - (previously filed with the Post-Effective Amendment No. 64 to the Registrant's Registration Statement on August 30, 2006).

            (5) Form of Selected Dealer Agreement between AllianceBernstein Investments, Inc. and selected dealers offering shares of the Registrant - Incorporated by reference to Exhibit (e)(6) to Post-Effective Amendment No. 39 of the Registration Statement on Form N-1A of AllianceBernstein Large Cap Growth Fund, Inc. (File Nos. 33-49530 and 811-6730), filed with the Securities and Exchange Commission on October 15, 2009.

            (6) Form of Selected Agent Agreement between AllianceBernstein Investments, Inc. (formerly Alliance Fund Distributors, Inc.) and selected agents making available shares of the Registrant (previously filed with Post-Effective Amendment No. 60 to the Registrant's Registration Statement on February 28, 2005).

            (7) Selected Dealer Agreement between AllianceBernstein Investments, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated making available shares of the Registrant effective April 30, 2009 - Incorporated by reference to Exhibit (e)(8) to Post-Effective Amendment No. 39 of the Registration Statement on Form N-1A of AllianceBernstein Large Cap Growth Fund, Inc. (File Nos. 33-49530 and 811-6730), filed with the Securities and Exchange Commission on October 15, 2009.

            (8) Load Fund Operating Agreement between AllianceBernstein Investments, Inc. and Charles Schwab & Co., Inc. making available shares of the Registrant, dated as of June 1, 2007 - Incorporated by reference to Exhibit (e)(9) to Post-Effective Amendment No. 39 of the Registration Statement on Form N-1A of AllianceBernstein Large Cap Growth Fund, Inc. (File Nos. 33-49530 and 811-6730), filed with the Securities and Exchange Commission on October 15, 2009.

            (9) Cooperation Agreement between AllianceBernstein Investments, Inc. (formerly known as AllianceBernstein Research Management, Inc.) and UBS AG, dated November 1, 2005 - Incorporated by reference to Exhibit (e)(10) to Post-Effective Amendment No. 39 of the Registration Statement on Form N-1A of AllianceBernstein Large Cap Growth Fund, Inc. (File Nos. 33-49530 and 811-6730), filed with the Securities and Exchange Commission on October 15, 2009.

      (f)   Not applicable.

      (g) Master Custodian Agreement between the Registrant and State Street Bank and Trust Company, effective August 3, 2009 - Incorporated by reference to Exhibit (g) to Post-Effective Amendment No. 51 of the Registration Statement on Form N-1A of AllianceBernstein Variable Products Series Fund, Inc. (File Nos. 33-18647 and 811-5398), filed with the Securities and Exchange Commission on April 29, 2010.

      (h)   (1)   Transfer Agent Agreement between the Registrant and
                  AllianceBernstein Investor Services, Inc. (formerly Alliance
                  Fund Services, Inc.) (previously filed with Post-Effective
                  Amendment No. 17 to the Registrant's Registration Statement on
                  August 30, 1995).

            (2) Form of Amendment to Transfer Agency Agreement between the Registrant and AllianceBernstein Investor Services, Inc. - (previously filed with the Post-Effective Amendment No. 65 to the Registrant's Registration Statement on October 25, 2006).

            (3) Accounting Agreement between Equitable Capital Management Corporation and State Street Bank and Trust Company (previously filed with Post-Effective Amendment No. 28 to the Registrant's Registration Statement on October 31, 1997).

            (4) Expense Limitation Undertaking by AllianceBernstein L.P. (previously filed with Post-Effective Amendment No. 38 to the Registrant's Registration Statement on October 29, 1999).

            (5) Form of Expense Limitation Undertaking by AllianceBernstein L.P. with respect to AllianceBernstein Balanced Wealth Strategy, AllianceBernstein Wealth Preservation Strategy, AllianceBernstein Tax-Managed Balanced Wealth Preservation Strategy and AllianceBernstein Tax-Managed Wealth Preservation Strategy (previously filed with Post-Effective Amendment No. 54 to the Registrant's Registration Statement on November 26,
                  2003).

            (6) Form of Expense Limitation Undertaking by AllianceBernstein L.P. with respect to AllianceBernstein Wealth Appreciation Strategy and AllianceBernstein Tax-Managed Wealth Appreciation Strategy (previously filed with Post-Effective Amendment No. 54 to the Registrant's Registration Statement on November 26,
                  2003).

            (7) Form of Expense Limitation Undertaking by AllianceBernstein L.P. with respect to AllianceBernstein Wealth Appreciation Strategy, AllianceBernstein Balanced Wealth Strategy and AllianceBernstein Wealth Preservation Strategy (previously filed with Post-Effective Amendment No. 59 to the Registrant's Registration Statement on December 30, 2004).

      (i)   Opinion and Consent of Seward & Kissel - Filed herewith.

      (j)   (1)   Consent of Independent Registered Public Accounting Firm (KPMG
                  LLP) - Filed herewith.

            (2) Consent of Independent Registered Public Accounting Firm (Ernst & Young LLP) - Filed herewith.

      (k)   Not applicable.

      (l) Investment Letter of The Equitable Life Assurance Society of the United States dated October 19, 1987 (previously filed with Post-Effective Amendment No. 26 to the Registrant's Registration Statement on August 28, 1997).

      (m)   (1)   Amended and Restated Distribution and Servicing Plan for Class
                  A Shares adopted by the Trust on August 2, 1993 (previously filed with Post-Effective Amendment No. 35 to the Registrant's
                  Registration Statement on July 1, 1999).

            (2) Amended and Restated Distribution and Servicing Plan for Class B Shares adopted by the Trust on August 2, 1993 (previously filed with Post-Effective Amendment No. 35 to the Registrant's Registration Statement on July 1, 1999).

            (3) Distribution and Servicing Plan for Class C Shares adopted by the Trust on August 2, 1993 (previously filed with Post-Effective Amendment No. 35 to the Registrant's Registration Statement on July 1, 1999).

            (4) Distribution and Servicing Plan for Class R Shares adopted by the Trust on November 11, 2003 (previously filed with Post-Effective Amendment No. 54 to the Registrant's Registration Statement on November 26, 2003).

            (5) Form of Distribution and Servicing Plan for Class K Shares (previously filed with Post-Effective Amendment No. 59 to the Registrant's Registration Statement on December 30, 2004).

      (n)   (1)   Amended and Restated Rule 18f-3 Plan, dated February 5, 2009 -
                  Incorporated by reference to Exhibit (n)(1) to Post-Effective
                  Amendment No. 73 to the Registrant's Registration Statement on
                  Form N-1A (File Nos. 33-12988 and 811-05088), filed with the
                  Securities and Exchange Commission on October 15, 2009.

            (2) Form of Amended and Restated 18f-3 Plan, dated June 10, 2009 - Incorporated by reference to Exhibit (n)(2) to Post-Effective Amendment No. 73 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-12988 and 811-05088), filed with the Securities and Exchange Commission on October 15, 2009.

      (o)   Not applicable.

      (p)   (1)   Code of Ethics of the Registrant (previously filed with
                  Post-Effective Amendment No. 42 to the Registrant's
                  Registration Statement on August 31, 2001).

            (2) Code of Ethics of AllianceBernstein L.P. and AllianceBernstein Investments, Inc. - Incorporated by reference to Exhibit
                  (p)(2) to Post-Effective Amendment No. 39 of the Registration Statement on Form N-1A of AllianceBernstein Large Cap Growth Fund, Inc. (File Nos. 33-49530 and 811-6730), filed with the Securities and Exchange Commission on October 15, 2009.

Other Exhibits:   Powers of Attorney for: John H. Dobkin, Michael J. Downey,
                  William H. Foulk, Jr., D. James Guzy, Nancy P. Jacklin, Robert
                  M. Keith, Garry L. Moody, Marshall C. Turner, Jr. and Earl D.
                  Weiner - Incorporated by reference to Other Exhibits to
                  Post-Effective Amendment No. 72 of Registrant's Registration
                  Statement on Form N-1A (File Nos. 33 12988 and 811-05088), filed with the Securities and Exchange Commision on August 14, 2009.

ITEM 29. Persons Controlled by or Under Common Control with the Registrant.

                  None.

ITEM 30. Indemnification.

            Paragraph (n) of Section 3, Article IV of the Registrant's Agreement and Declaration of Trust provides in relevant part that the Trustees of the Trust have the power:

                  "(n) To purchase and pay for entirely out of Trust property such insurance as they may deem necessary or appropriate for the conduct of the business, including without limitation, insurance policies insuring the assets of the Trust and payment of distributions and principal on its portfolio investments, and insurance policies insuring the Shareholders, Trustees, officers, employees, agents, investment advisers or managers, principal underwriters, or independent contractors of the Trust individually against all claims and liabilities of every nature arising by reason of holding, being or having held any such office or position, or by reason of any action alleged to have been taken or omitted by any such person as Shareholder, Trustee, officer, employee, agent, investment adviser or manager, principal underwriter, or independent contractor, including any action taken or omitted that may be determined to constitute negligence, whether or not the Trust would have the power to indemnify such person against such liability;"

      Section 2 of Article VII of the Registrant's Agreement and Declaration of Trust provides in relevant part:

                  "Limitation of Liability
                  ------------------------

                  Section 2. The Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, manager or principal underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee, but nothing herein contained shall protect any Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office."

      Article VIII of the Registrant's Agreement and Declaration of Trust provides in relevant part:

                                  ARTICLE VIII
                                Indemnification

                  "Section 1. The Trust shall indemnify each of its Trustees and officers (including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise) (hereinafter referred to as a "Covered Person") against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Covered Person except with respect to any matter as to which such Covered Person shall have been finally adjudicated in any such action, suit or other proceeding to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office. Expenses, including counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), shallbe paid from time to time by the Trust in advance of the final disposition of any such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Covered Person to repay amounts so paid to the Trust if it is ultimately determined that indemnification of such expenses is not authorized under this Article, provided, however, that either (a) such Covered Person shall have provided appropriate security for such undertaking, (b) the Trust shall be insured against losses arising from any such advance payments or (c) either a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter), or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a full trial type inquiry) that there is reason to believe that such Covered Person will be found entitled to indemnification under this Article.

                  "Section 2. As to any matter disposed of (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication by a court, or by any other body before which the proceeding was brought, that such Covered Person is liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, indemnification shall be provided if (a) approved as in the best interests of the Trust, after notice that it involves such indemnification, by at least a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter) upon a determination, based upon a review of readily available facts (as opposed to a full trial type inquiry) that such Covered Person is not liable to the Trust or its Shareholders by reason or willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, or (b) there has been obtained an opinion in writing of independent legal counsel, based upon a review of readily available facts (as opposed to a full trial type inquiry) to the effect that such indemnification would not protect such Person against any liability to the Trust to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Any approval pursuant to this Section shall not prevent the recovery from any Covered Person in accordance with this Section as indemnification if such Covered Person is subsequently adjudicated by a Court of competent jurisdiction to have been liable to the Trust or its Shareholders by reason or willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

                  Section 3. The right of indemnification hereby provided shall not be exclusive of or affect any other rights to which such Covered Person may be entitled. As used in this Article VIII, the term "Covered Person" shall include such person's heirs, executors and administrators and a "disinterested Trustee" is a Trustee who is not an "interested person" of the Trust as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, (or who has been exempted from being an "interested person" by any rule, regulation or order of the Commission) and against whom none of such actions, suits or other proceedings or another action, suit or proceeding on the same or similar grounds is then or has been pending. Nothing contained in this Article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees or officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.

                  Section 2 of Article IX of the Registrant's Agreement and Declaration of Trust provides in relevant part:

                  "TRUSTEE'S GOOD FAITH ACTION, EXPERT ADVICE, NO BOND OR SURETY

                  Section 2. The exercise by the Trustees of their powers and discretions hereunder shall be binding upon everyone interested. A Trustee shall be liable for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and for nothing else, and shall not be liable for errors of judgment or mistakes of fact or law. The Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Declaration of Trust, and shall be under no liability for any act or omission in accordance with such advice or for failing to follow such advice. The Trustees shall not be required to give any bond as such, nor any surety if a bond is required."

                        The Investment Advisory Agreement between the Registrant
                  and AllianceBernstein L.P. provides that AllianceBernstein L.P. will not be liable under such agreement for any mistake of judgment or in any event whatsoever except for lack of good faith and that nothing therein shall be deemed to protect, or purport to protect, AllianceBernstein L.P. against any liability to the Registrant or its shareholders to which it would otherwise be subject by reason or willful misfeasance, bad faith or gross negligence in the performance of its duties thereunder, or by reason or reckless disregard of its obligations or duties thereunder.

                        The Distribution Services Agreement between the
                  Registrant and AllianceBernstein Investments, Inc. ("ABI") provides that the Registrant will indemnify, defend and hold ABI, and any person who controls it within the meaning of
                  Section 15 of the Securities Act of 1933, as amended (the "Act"), free and harmless from and against any and all claims, demands, liabilities and expenses which ABI or any controlling person may incur arising out of or based upon any alleged untrue statement of a material fact contained in Registrant's Registration Statement, Prospectus or Statement of Additional Information or arising out of, or based upon, any alleged omission to state a material fact required to be stated in any one of the foregoing or necessary to make the statements in any one of the foregoing not misleading, provided that nothing therein shall be so construed as to protect ABI against any liability to Registrant or its security holders to which it would otherwise be subject by reason or willful misfeasance, bad faith or gross negligence in the performance of its duties thereunder, or by reason of reckless disregard of its obligations or duties thereunder.

                        The foregoing summaries are qualified by the entire text
                  of Registrant's Agreement and Declaration of Trust, the Advisory Agreement between the Registrant and AllianceBernstein L.P. and the Distribution Services Agreement between the Registrant and ABI.

                        The Registrant participates in a joint directors and
                  officers liability policy for the benefit of its Trustees and officers.

                        Insofar as indemnification for liabilities arising under
                  the Act may be permitted to Trustees, Officers and controlling persons of the Trust pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Trust of expenses incurred or paid by a Trustee, Officer or controlling person of the Trust in the successful defense of any action, suit or proceeding) is asserted by such Trustee, Officer or controlling person in connection with the securities being registered, the Trust will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 31. Business And Other Connections Of Adviser.

                        The descriptions of AllianceBernstein L.P. under the
                  captions "Management of the Fund" in the Prospectuses and in the Statements of Additional Information constituting Parts A and B, respectively, of this Registration Statement are incorporated by reference herein.

                        The information as to the directors and executive
                  officers of AllianceBernstein Corporation, the general partner of AllianceBernstein L.P., set forth in AllianceBernstein L.P's Form ADV filed with the Securities and Exchange Commission on April 21, 1988 (File No. 801-32361) and amended through the date hereof, is incorporated by reference herein.

ITEM 32. Principal Underwriters.

            (a) ABI, the Registrant's Principal Underwriter in connection with the sale of shares of the Registrant. ABI also acts as Principal Underwriter or Distributor for the following investment companies:

                  AllianceBernstein Balanced Shares, Inc.
                  AllianceBernstein Blended Style Series, Inc.
                  AllianceBernstein Bond Fund, Inc.
                  AllianceBernstein Cap Fund, Inc.
                  AllianceBernstein Core Opportunities Fund, Inc. AllianceBernstein Corporate Shares
                  AllianceBernstein Diversified Yield Fund, Inc. AllianceBernstein Equity Income Fund, Inc. AllianceBernstein Exchange Reserves
                  AllianceBernstein Fixed-Income Shares, Inc.
                  AllianceBernstein Global Bond Fund, Inc.
                  AllianceBernstein Global Growth Fund, Inc.
                  AllianceBernstein Global Real Estate Investment
                  Fund, Inc.
                  AllianceBernstein Global Thematic Growth Fund, Inc. AllianceBernstein Greater China'97 Fund, Inc. AllianceBernstein Growth and Income Fund, Inc. AllianceBernstein High Income Fund, Inc. AllianceBernstein Institutional Funds, Inc. AllianceBernstein Intermediate California Municipal Portfolio(1)
                  AllianceBernstein Intermediate Diversified Municipal Portfolio(1)
                  AllianceBernstein Intermediate New York Municipal
                  Portfolio(1)
                  AllianceBernstein International Portfolio(1)
                  AllianceBernstein International Growth Fund, Inc. AllianceBernstein Large Cap Growth Fund, Inc. AllianceBernstein Municipal Income Fund, Inc. AllianceBernstein Municipal Income Fund II AllianceBernstein Short Duration Portfolio(1) AllianceBernstein Small/Mid Cap Growth Fund, Inc. AllianceBernstein Tax-Managed International Portfolio(1) AllianceBernstein Trust
                  AllianceBernstein Variable Products Series Fund, Inc. Sanford C. Bernstein Fund II, Inc.
                  The AllianceBernstein Pooling Portfolios

----------
(1) This is a retail Portfolio of Sanford C. Bernstein Fund, Inc. which consists of Classes A, B and C shares.

            (b) The following are the Directors and Officers of ABI, the principal place of business of which is 1345 Avenue of the Americas, New York, New York, 10105.

                             POSITIONS AND               POSITIONS AND
                             OFFICES WITH                OFFICES WITH
NAME                         UNDERWRITER                 REGISTRANT
----                         -----------                 ----------

Directors
---------


Robert M. Keith              Director and President      President and Chief
                                                         Executive Officer

Mark R. Manley               Director and Secretary

Officers
--------

Andrew L. Gangolf            Senior Vice President and   Assistant Clerk
                             Assistant General Counsel

Emilie D. Wrapp              Senior Vice President,      Clerk
                             Assistant General Counsel
                             and Assistant Secretary

Audie G. Apple               Senior Vice President

Kenneth F. Barkoff           Senior Vice President

Steven R. Barr               Senior Vice President and
                             Assistant Secretary

Amy I. Belew                 Senior Vice President

Laurence H. Bertan           Senior Vice President and
                             Assistant Secretary

Peter G. Callahan            Senior Vice President

Kevin T. Cannon              Senior Vice President

Russell R. Corby             Senior Vice President

John W. Cronin               Senior Vice President

Richard A. Davies            Senior Vice President

John C. Endahl               Senior Vice President

John Edward English          Senior Vice President

Edward J. Farrell            Senior Vice President and
                             Controller

Michael Foley                Senior Vice President

Brian D. Gallary             Senior Vice President

Mark D. Gersten              Senior Vice President

Kenneth L. Haman             Senior Vice President

Joseph P. Healy              Senior Vice President

Mary V. Kralis Hoppe         Senior Vice President

Harold Hughes                Senior Vice President

Scott Hutton                 Senior Vice President

Robert H. Joseph, Jr.        Senior Vice President and
                             Chief Financial Officer

Ajai M. Kaul                 Senior Vice President

Georg Kyd-Rebenburg          Senior Vice President

Eric L. Levinson             Senior Vice President

James M. Liptrot             Senior Vice President and
                             Assistant Controller

William Marsalise            Senior Vice President

Matthew P. Mintzer           Senior Vice President

Joanna D. Murray             Senior Vice President

Daniel A. Notto              Senior Vice President,
                             Counsel and Assistant
                             Secretary

Jeffrey A. Nye               Senior Vice President

John J. O'Connor             Senior Vice President

Suchet Padhye (Pandurang)    Senior Vice President

Mark A. Pletts               Senior Vice President

Miguel A. Rozensztroch       Senior Vice President

Stephen C. Scanlon           Senior Vice President

John P. Schmidt              Senior Vice President

Gregory K. Shannahan         Senior Vice President

Elizabeth M. Smith           Senior Vice President

Mark Sullivan                Senior Vice President

Peter J. Szabo               Senior Vice President

Joseph T. Tocyloski          Senior Vice President

Suzanne Ton                  Senior Vice President

Derek Yung                   Senior Vice President

Albert J. Angelus            Vice President

William G. Beagle            Vice President

DeAnna D. Beedy              Vice President

Christopher M. Berenbroick   Vice President

Chris Boeker                 Vice President

Brandon W. Born              Vice President

James J. Bracken             Vice President

Richard A. Brink             Vice President

Shaun D. Bromley             Vice President

Brian Buehring               Vice President

Michael A. Capella           Vice President

Alice L. Chan                Vice President

Laura A. Channell            Vice President

Nelson Kin Hung Chow         Vice President

Flora Chuang                 Vice President

Peter T. Collins             Vice President

Joseph D. Connell, Jr.       Vice President

Michael C. Conrath           Vice President

Dwight P. Cornell            Vice President

Robert A. Craft              Vice President

Silvio Cruz                  Vice President

John D. Curry                Vice President

Walter F. Czaicki            Vice President

John M. D'Agostino           Vice President

Christine M. Dehil           Vice President

Giuliano De Marchi           Vice President

Darren K. DeSimone           Vice President

Daniel A. Dean               Vice President

Ralph A. DiMeglio            Vice President

Joseph T. Dominguez          Vice President

Kilie A. Donahue             Vice President

Barbara Anne Donovan         Vice President

Robert Dryzgula              Vice President

Daniel Ennis                 Vice President

Gregory M. Erwinski          Vice President

Hollie G. Fagan              Vice President

Michael J. Ferraro           Vice President

Matthew G. Fetchko           Vice President

Michael F. Foy               Vice President

Yuko Funato                  Vice President

Kevin T. Gang                Vice President

Mark A. Gessner              Vice President

Mark C. Glatley              Vice President

Stefanie M. Gonzalez         Vice President

Kimberly A. Collins Gorab    Vice President

Tetsuya Hada                 Vice President

Brian P. Hanna               Vice President

Kenneth Handler              Vice President

John G. Hansen               Vice President

Terry L. Harris              Vice President

Michael S. Hart              Vice President

Daniel R. Hemberger          Vice President

Oliver Herson                Vice President

Lia A. Horii                 Vice President

Vincent Huang                Vice President

Eric S. Indovina             Vice President

Kumar Jagdeo II              Vice President

Tina Kao                     Vice President

Hiroshi Kimura               Vice President

Joseph B. Kolman             Vice President

Scott M. Krauthamer          Vice President

Jeffrey J. Lamb              Vice President

Christopher J. Larkin        Vice President

Chang Hyun Lee               Vice President

Jonathan M. Liang            Vice President

Karen (Yeow Ping) Lim        Vice President

Laurel E. Lindner            Vice President

Edward R. Lupo               Vice President

Jennifer L. Magill           Vice President

Todd Mann                    Vice President

Silvia Manz                  Vice President

Osama Mari                   Vice President

Russell B. Martin            Vice President

Joseph R. McLean             Vice President

Nicola Meotti                Vice President

Yuji Mihashi                 Vice President

Bart D. Miller               Vice President

David Mitchell               Vice President

Thomas F. Monnerat           Vice President

Hiroyuki Morishita           Vice President

Troy E. Mosconi              Vice President

Paul S. Moyer                Vice President

Juan Mujica                  Vice President

Jennifer A. Mulhall          Vice President

John F. Multhauf             Vice President

Robert D. Nelms              Vice President

Jamie A. Nieradka            Vice President

Suzanne E. Norman            Vice President

Ian J. O'Brien-Rupert        Vice President

Alex E. Pady                 Vice President

David D. Paich               Vice President

Kimchu Perrington            Vice President

Leo J. Peters IV             Vice President

Thomas C. Pfeifer            Vice President

Jeffrey Pietragallo          Vice President

Andrew Prescott              Vice President

Joseph J. Proscia            Vice President

John D. Prosperi             Vice President

Carol H. Rappa               Vice President

Jessie A. Reich              Vice President

Heidi A. Richardson          Vice President

James A. Rie                 Vice President

Lauryn A. Rivello            Vice President

Patricia A. Roberts          Vice President

Claudio Rondolini            Vice President

Gregory M. Rosta             Vice President and
                             Assistant Secretary

Craig Schorr                 Vice President

Kristin M. Seabold           Vice President

William D. Shockley          Vice President

Praveen K. Singh             Vice President

Karen Sirett                 Vice President

John F. Skahan               Vice President

Orlando Soler                Vice President

Daniel L. Stack              Vice President

Jason P. Stevens             Vice President

Peter Stiefel                Vice President

Sharon Su                    Vice President

Atsuko Takeuchi              Vice President

Scott M. Tatum               Vice President

Christopher R. Thabet        Vice President

Jay D. Tini                  Vice President

William Tohme                Vice President

Keri-Ann S. Toritto          Vice President

Laura L. Tocchet             Vice President

Louis L. Tousignant          Vice President

Ming (Ming Kai) Tung         Vice President

Christian G. Wilson          Vice President

Stephen M. Woetzel           Vice President

Chapman Tsan Man Wong        Vice President

Joanna Wong (Chun-Yen)       Vice President

Yoshinari Yagi               Vice President

Isabelle (Hsin-I) Yen        Vice President

Scott D. Zambon              Vice President

Oscar Zarazua                Vice President

Martin J. Zayac              Vice President

Constantin L. Andreae        Assistant Vice President

Steven D. Barbesh            Assistant Vice President

Claudio Roberto Bello        Assistant Vice President

Roy C. Bentzen               Assistant Vice President

Michael A. Bosi              Assistant Vice President

James M. Broderick           Assistant Vive President

Erik Carell                  Assistant Vice President

Christopher J. Carrelha      Assistant Vice President

Helena Carvalho              Assistant Vice President

Naji Choueri                 Assistant Vice President

Daisy (Sze Kie) Chung        Assistant Vice President

Christine M. Crowley         Assistant Vice President

Jamila Dalia                 Assistant Vice President

Francesca Dattola            Assistant Vice President

Marc J. Della Pia            Assistant Vice President

Arend J. Elston              Assistant Vice President

Robert A. Fiorentino         Assistant Vice President

Cecilia N. Gomes             Assistant Vice President

Friederike Grote             Assistant Vice President

Joseph Haag                  Assistant Vice President

Brian M. Horvath             Assistant Vice President

Sylvia Hsu                   Assistant Vice President

Isabelle Husson              Assistant Vice President

Jang Joong Kim               Assistant Vice President

Junko Kimura                 Assistant Vice President

Aaron S. Kravitz             Assistant Vice President

Stephen J. Laffey            Assistant Vice President    Assistant Clerk
                             and Counsel

Edward G. Lamsback           Assistant Vice President

Ginnie Li                    Assistant Vice President

Jim Liu                      Assistant Vice President

David Lyons                  Assistant Vice President

Mark J. Maier                Assistant Vice President

Matthew J. Malvey            Assistant Vice President

David G. Mitchell            Assistant Vice President

William N. Parker            Assistant Vice President

Brian W. Paulson             Assistant Vice President

Steven Pavlovic              Assistant Vice President

Pablo Perez                  Assistant Vice President

Anthony W. Piccola           Assistant Vice President

Jared M. Piche               Assistant Vice President

Cameron V. Polek             Assistant Vice President

Mark A. Quarno               Assistant Vice President

Jennifer B. Robinson         Assistant Vice President

Jennifer R. Rolf             Assistant Vice President

Richard A. Schwam            Assistant Vice President

Michael J. Shavel            Assistant Vice President

Chizu Soga                   Assistant Vice President

Chang Min Song               Assistant Vice President

Susanne Stallkamp            Assistant Vice President

Matthew M. Stebner           Assistant Vice President

Michiyo Tanaka               Assistant Vice President

Miyako Taniguchi             Assistant Vice President

Damaris Torres               Assistant Vice President

Laurence Vandecasteele       Assistant Vice President

Annabelle C. Watson          Assistant Vice President

Wendy Weng                   Assistant Vice President

Jeffrey Western              Assistant Vice President

William Wielgolewski         Assistant Vice President

Colin T. Burke               Assistant Secretary


      (c)   Not applicable.

ITEM 33. Location of Accounts and Records.

            The accounts, books and other documents required to be maintained by
            Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained as follows: journals, ledgers, securities records and other original records are maintained principally at the offices of AllianceBernstein Investor Services, Inc., P.O. Box 786003, San Antonio, Texas 78278-6003 and at the offices of State Street Bank and Trust Company, the Registrant's Custodian, One Lincoln Street, Boston, Massachusetts 02111. All other records so required to be maintained are maintained at the offices of AllianceBernstein L.P., 1345 Avenue of the Americas, New York, New York 10105.

ITEM 34. Management Services.

            Not applicable.

ITEM 35. Undertakings.

            Not applicable.

                              ********************

                                     NOTICE

            A copy of the Agreement and Declaration of Trust of The AllianceBernstein Portfolios (the "Trust") is on file with the Secretary of The Commonwealth of Massachusetts and notice is hereby given that this Registration Statement has been executed on behalf of the Trust by an officer of the Trust as an officer and by its Trustees as trustees and not individually and the obligations of or arising out of this Registration Statement are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property of the Trust.

                                   SIGNATURES
                                   ----------


            Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York and the State of New York, on the 30th day of December, 2010.


                                        THE ALLIANCEBERNSTEIN PORTFOLIOS


                                        By: Robert M. Keith*
                                            ----------------
                                            Robert M. Keith
                                            President

            Pursuant to the requirements of the Securities Act of l933, as amended, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

      Signature                       Title                    Date
      ---------                       -----                    ----

1)    Principal Executive Officer:


      Robert M. Keith*                President and            December 30, 2010
      ----------------                Chief Executive
      Robert M. Keith                 Officer


2)    Principal Financial and
      Accounting Officer:


      /s/ Joseph J. Mantineo          Treasurer and            December 30, 2010
      ----------------------          Chief Financial
      Joseph J. Mantineo              Officer


3)    The Trustees:
      -------------

      John H. Dobkin*
      Michael J. Downey*
      William H. Foulk, Jr.*
      D. James Guzy*
      Nancy P. Jacklin*
      Robert M. Keith*
      Garry L. Moody*
      Marshall C. Turner, Jr.*
      Earl D. Weiner*


   *By: /s/  Andrew L. Gangolf                                 December 30, 2010
        ----------------------
         Andrew L. Gangolf
         (Attorney-in-fact)

                               Index to Exhibits
                               -----------------

Exhibit No.       Description of Exhibits
-----------       -----------------------


(i)               Opinion and Consent of Seward & Kissel LLP

(j)(1)            Consent of Independent Registered Public Accounting Firm
                  (KPMG LLP)

(j)(2) Consent of Independent Registered Public Accounting Firm (Ernst & Young LLP)

SK 00250 0157 1148441